UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   ---------

                        FRANKLIN MUTUAL SERIES FUND INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
             -------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (210) 912-2100
                                                            --------------

Date of fiscal year end:  12/31
                         -------

Date of reporting period:  12/31/06
                          ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

MUTUAL SHARES FUND



                                [GRAPHIC OMITTED]

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                                                           DECEMBER 31, 2006
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        ANNUAL REPORT AND SHAREHOLDER LETTER               VALUE
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                                Thank You For Your
                                Continued Participation

                                At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE           Mutual Series is part of Franklin Templeton
                                Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                                Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION            Because these management groups work
                                independently and adhere to different
                                investment approaches, Franklin, Templeton and
                                Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST       Franklin Templeton Investments seeks to
                                consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

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 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Annual Report

Mutual Shares Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual Shares Fund -- Class Z posted a cumulative total return of +18.37% for the 12 months ended December 31, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.78% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 12.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product
(GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%. 2

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


4 | Annual Report

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

Outside the U.S., the economy continued to grow. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the global economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and global equity and commodity markets rose in the latter part of the year.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

               U.S.                                          55.9%
               U.K.                                           7.0%
               France                                         6.1%
               Japan                                          2.5%
               Sweden                                         2.3%
               Germany                                        2.2%
               Belgium                                        1.7%
               Norway                                         1.7%
               Spain                                          1.6%
               Netherlands                                    1.4%
               Denmark                                        1.3%
               Switzerland                                    1.1%
               Italy                                          1.0%
               Other                                          4.7%
               Short-Term Investments & Other Net Assets      9.5%

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/06

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                 10.0%
--------------------------------------------------------------------------------
Commercial Banks                                                           9.4%
--------------------------------------------------------------------------------
Tobacco                                                                    8.2%
--------------------------------------------------------------------------------
Media                                                                      7.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                     4.9%
--------------------------------------------------------------------------------
Food Products                                                              4.1%
--------------------------------------------------------------------------------
Paper & Forest Products                                                    3.7%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                   2.9%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                2.9%
--------------------------------------------------------------------------------
Diversified Financial Services                                             2.6%
--------------------------------------------------------------------------------

U.S equity markets performed well for the year in this environment. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%. 4 Non-U.S. equity markets ended 2006 on a stronger note, and all major non-U.S. regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Annual Report

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

During the year under review, the largest contributor to Fund performance was our equity portfolio, most notably our U.S. holdings. Three investments that performed well during 2006 were Berkshire Hathaway, Reynolds American and Time Warner.

Berkshire Hathaway is a holding company with substantial operations in insurance and re-insurance. Our investment in Berkshire was the largest contributor to the Fund's performance as the company's A and B shares rose 24% and 25% in 2006. In the first half of the year, following the catastrophic 2005 hurricane season, Berkshire's shares performed well as investors began to focus on the expected rise in insurance risk premiums, and the company's property insurance operations benefited from a strong pricing environment. In the year's second half, the company's stock appreciated further as the industry's returns generally improved following the benign Atlantic storm season. Berkshire Hathaway has been a long-term Fund holding and, even with the consistent growth and shareholder value created by the company, we continued to believe the company's investments and operating businesses were collectively valued at a discount to intrinsic value. Thus, we maintained a sizable investment in Berkshire Hathaway's shares.

TOP 10 HOLDINGS

12/31/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                             3.4%
 INSURANCE, U.S.
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                           2.2%
 PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                       2.0%
 INSURANCE, U.S.
--------------------------------------------------------------------------------
BellSouth Corp.                                                            1.9%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, U.S.
--------------------------------------------------------------------------------
Tyco International Ltd.                                                    1.8%
 INDUSTRIAL CONGLOMERATES, U.S.
--------------------------------------------------------------------------------
Verizon Communications Inc.                                                1.8%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                  1.7%
 FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Altadis SA                                                                 1.6%
 TOBACCO, SPAIN
--------------------------------------------------------------------------------
British American Tobacco PLC,
ord. & ADR                                                                 1.6%
 TOBACCO, U.K.
--------------------------------------------------------------------------------
Altria Group Inc.                                                          1.6%
 TOBACCO, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Reynolds American was formed in June 2004 after Brown & Williamson, British American Tobacco's U.S. subsidiary, merged with R.J. Reynolds Tobacco. Based in North Carolina, Reynolds American is the second-largest cigarette manufacturer in the U.S., with approximately 30% market share. The company's shares appreciated during the Fund's fiscal year after the company experienced profit growth that exceeded analysts' expectations and raised its quarterly dividend paid to shareholders. In May 2006, Reynolds diversified its business model and entered a higher growth category by acquiring Conwood, the second-largest U.S.-based smokeless tobacco company. Reynolds subsequently announced that Conwood would be accretive to earnings in the first year and enhance the company's earnings growth profile thereafter. In addition, Reynolds' management announced a productivity program that it expects to generate $325 million in cost savings over five years. These events, combined with a number of favorable court decisions and an improved outlook for U.S. tobacco litigation, contributed to the shares' 44% return for the year under review.

Time Warner is a leading global media and entertainment company with businesses in filmed entertainment, interactive services, television networks, cable systems and publishing. The Fund initially established a position in Time Warner in mid-2005 as part of an activist consortium seeking to encourage management to realize some of the company's intrinsic value that was not being reflected in the stock price. Time Warner implemented several of the consortium's suggestions, including instituting a $20 billion share repurchase program, engaging in more aggressive cost-cutting measures and reviewing the company's portfolio for potential asset sales where private market valuations were significantly higher than those in the public market. In 2006, Time Warner's shares appreciated 26%, in part reflecting the company's financial and portfolio re-engineering actions. In addition, the company experienced favorable operating momentum driven by its cable division, which posted strong revenue-generating unit growth largely due to increased penetration of the company's bundle of video, data and telephony in its core Time Warner systems and newly acquired Adelphia systems. The rise in Time Warner's share price also reflected better-than-expected usage trends and expense reductions at America Online
(AOL), despite management's strategic move to offer AOL Internet service at no charge.


8 | Annual Report

Although many of our investments appreciated during the year, some of the Fund's holdings underperformed. Three positions that declined in value included Dell, Boston Scientific and Massey Energy. We purchased each of these during the period, and the following paragraph discusses performance since the Fund's initial purchase through period-end.

Dell's stock fell 16% as the company experienced market share losses and lower profitability. During the period, management announced a series of new investments in products and services designed to improve future operational performance. Our investment in Boston Scientific declined 34% in value after the company won a bidding war for Guidant and its implantable cardioverter defibrillator business generated results that fell short of expectations. Massey Energy's shares fell 31% after the company experienced production shortfalls and spot prices for coal weakened. Recently, management came under significant pressure, and shareholders elected two independent members to the company's board of directors.

Finally, investors should note that we maintained our currency hedging posture of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


                                                               Annual Report | 9

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

                    /s/ Peter A. Langerman

                    Peter A. Langerman
[PHOTO OMITTED]     Co-Portfolio Manager


                    /s/ F. David Segal

                    F. David Segal, CFA
[PHOTO OMITTED]     Co-Portfolio Manager


                    /s/ Debbie A. Turner

                    Debbie A. Turner, CFA
[PHOTO OMITTED]     Assistant Portfolio Manager

                    Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 | Annual Report

--------------------------------------------------------------------------------
PETER LANGERMAN has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 1996, serving in various capacities, including President and Chief Executive Officer of Franklin Mutual Advisers and member of the management team of the Funds, including Mutual Shares Fund. From 2002 to 2005, he served as director of New Jersey's Division of Investment, overseeing employee pension funds. Between 1986 and 1996, Mr. Langerman was employed at Heine Securities Corporation, the Fund's former manager.

F. DAVID SEGAL, effective January 1, 2007, assumes portfolio manager responsibilities for Mutual Shares Fund. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.

DEBBIE TURNER has been an assistant portfolio manager for Mutual Shares Fund since 2001. She joined Franklin Templeton Investments in 1996. Between 1993 and 1996, Ms. Turner was employed at Heine Securities Corporation, the Fund's former manager.
--------------------------------------------------------------------------------


                                                              Annual Report | 11

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MUTHX)                          CHANGE     12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.13       $26.08      $23.95
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.5247
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.2493
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.4210
--------------------------------------------------------------------------------
       TOTAL                          $2.1950
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TESIX)                          CHANGE     12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.08       $25.90      $23.82
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.4491
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.2493
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.4210
--------------------------------------------------------------------------------
       TOTAL                          $2.1194
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FMUBX)                          CHANGE     12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.00       $25.35      $23.35
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2699
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.2493
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.4210
--------------------------------------------------------------------------------
       TOTAL                          $1.9402
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMTX)                          CHANGE     12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.15       $25.63      $23.48
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.1645
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.2493
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.4210
--------------------------------------------------------------------------------
       TOTAL                          $1.8348
--------------------------------------------------------------------------------
CLASS R (SYMBOL: TESRX)                          CHANGE     12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$2.05       $25.77      $23.72
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.4161
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.2493
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.4210
--------------------------------------------------------------------------------
       TOTAL                          $2.0864
--------------------------------------------------------------------------------


12 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------
CLASS Z 1                               1-YEAR          5-YEAR             10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return 2               +18.37%         +67.91%            +196.68%
---------------------------------------------------------------------------------------
Average Annual Total Return 3           +18.37%         +10.92%             +11.49%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $ 11,837        $ 16,791            $ 29,668
---------------------------------------------------------------------------------------
CLASS A 1                               1-YEAR          5-YEAR             10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return 2               +17.98%         +65.01%            +186.43%
---------------------------------------------------------------------------------------
Average Annual Total Return 3           +11.21%          +9.24%             +10.44%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $ 11,121        $ 15,554            $ 26,997
---------------------------------------------------------------------------------------
CLASS B 1                               1-YEAR          5-YEAR       INCEPTION (1/1/99)
---------------------------------------------------------------------------------------
Cumulative Total Return 2               +17.21%         +59.72%            +115.63%
---------------------------------------------------------------------------------------
Average Annual Total Return 3           +13.21%          +9.54%             +10.09%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $ 11,321        $ 15,772            $ 21,563
---------------------------------------------------------------------------------------
CLASS C 1                               1-YEAR          5-YEAR             10-YEAR
---------------------------------------------------------------------------------------
Cumulative Total Return 2               +17.18%         +59.71%            +168.46%
---------------------------------------------------------------------------------------
Average Annual Total Return 3           +16.18%          +9.82%             +10.38%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $ 11,618        $ 15,971            $ 26,846
---------------------------------------------------------------------------------------
CLASS R                                 1-YEAR          3-YEAR       INCEPTION (1/1/02)
---------------------------------------------------------------------------------------
Cumulative Total Return 2               +17.73%         +46.61%             +64.05%
---------------------------------------------------------------------------------------
Average Annual Total Return 3           +17.73%         +13.60%             +10.41%
---------------------------------------------------------------------------------------
Value of $10,000 Investment 4         $ 11,773        $ 14,661            $ 16,405
---------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS Z 1                 12/31/06
----------------------------------
1-Year                     +18.37%
----------------------------------
5-Year                     +10.92%
----------------------------------
10-Year                    +11.49%
----------------------------------

CLASS Z (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Date                 Mutual Shares Fund          S&P 500 5
         ---------               ------------------        -------------
          1/1/1997                     $10,000                $10,000
         1/31/1997                     $10,314                $10,624
         2/28/1997                     $10,560                $10,708
         3/31/1997                     $10,420                $10,269
         4/30/1997                     $10,533                $10,881
         5/31/1997                     $11,034                $11,543
         6/30/1997                     $11,373                $12,060
         7/31/1997                     $12,003                $13,019
         8/31/1997                     $11,921                $12,290
         9/30/1997                     $12,466                $12,963
        10/31/1997                     $12,248                $12,531
        11/30/1997                     $12,406                $13,110
        12/31/1997                     $12,638                $13,335
         1/31/1998                     $12,549                $13,482
         2/28/1998                     $13,273                $14,454
         3/31/1998                     $13,718                $15,194
         4/30/1998                     $13,671                $15,347
         5/31/1998                     $13,546                $15,083
         6/30/1998                     $13,487                $15,695
         7/31/1998                     $13,124                $15,529
         8/31/1998                     $11,272                $13,286
         9/30/1998                     $11,200                $14,137
        10/31/1998                     $11,936                $15,286
        11/30/1998                     $12,575                $16,212
        12/31/1998                     $12,694                $17,146
         1/31/1999                     $12,896                $17,862
         2/28/1999                     $12,727                $17,307
         3/31/1999                     $13,318                $18,000
         4/30/1999                     $14,351                $18,697
         5/31/1999                     $14,422                $18,256
         6/30/1999                     $14,832                $19,268
         7/31/1999                     $14,422                $18,667
         8/31/1999                     $13,866                $18,575
         9/30/1999                     $13,509                $18,066
        10/31/1999                     $14,038                $19,209
        11/30/1999                     $14,303                $19,600
        12/31/1999                     $14,599                $20,753
         1/31/2000                     $14,120                $19,711
         2/29/2000                     $13,541                $19,338
         3/31/2000                     $14,942                $21,228
         4/30/2000                     $14,785                $20,590
         5/31/2000                     $14,971                $20,169
         6/30/2000                     $14,708                $20,666
         7/31/2000                     $15,118                $20,343
         8/31/2000                     $15,883                $21,606
         9/30/2000                     $15,868                $20,466
        10/31/2000                     $16,246                $20,379
        11/30/2000                     $15,736                $18,773
        12/31/2000                     $16,618                $18,865
         1/31/2001                     $17,601                $19,534
         2/28/2001                     $17,609                $17,754
         3/31/2001                     $17,164                $16,630
         4/30/2001                     $17,861                $17,922
         5/31/2001                     $18,482                $18,042
         6/30/2001                     $18,595                $17,603
         7/31/2001                     $18,587                $17,429
         8/31/2001                     $18,163                $16,339
         9/30/2001                     $16,563                $15,020
        10/31/2001                     $16,494                $15,307
        11/30/2001                     $17,186                $16,481
        12/31/2001                     $17,669                $16,625
         1/31/2002                     $17,505                $16,383
         2/28/2002                     $17,587                $16,067
         3/31/2002                     $18,114                $16,671
         4/30/2002                     $18,223                $15,661
         5/31/2002                     $18,232                $15,546
         6/30/2002                     $17,050                $14,439
         7/31/2002                     $16,026                $13,313
         8/31/2002                     $16,192                $13,401
         9/30/2002                     $15,315                $11,946
        10/31/2002                     $15,555                $12,996
        11/30/2002                     $15,869                $13,760
        12/31/2002                     $15,745                $12,952
         1/31/2003                     $15,614                $12,613
         2/28/2003                     $15,362                $12,424
         3/31/2003                     $15,399                $12,543
         4/30/2003                     $16,306                $13,577
         5/31/2003                     $17,138                $14,292
         6/30/2003                     $17,398                $14,474
         7/31/2003                     $17,501                $14,730
         8/31/2003                     $17,916                $15,016
         9/30/2003                     $17,841                $14,857
        10/31/2003                     $18,500                $15,697
        11/30/2003                     $19,093                $15,835
        12/31/2003                     $19,937                $16,665
         1/31/2004                     $20,099                $16,971
         2/29/2004                     $20,621                $17,207
         3/31/2004                     $20,593                $16,947
         4/30/2004                     $20,251                $16,682
         5/31/2004                     $20,279                $16,910
         6/30/2004                     $20,617                $17,239
         7/31/2004                     $20,302                $16,668
         8/31/2004                     $20,484                $16,735
         9/30/2004                     $20,751                $16,916
        10/31/2004                     $20,999                $17,175
        11/30/2004                     $22,020                $17,870
        12/31/2004                     $22,706                $18,477
         1/31/2005                     $22,263                $18,027
         2/28/2005                     $22,943                $18,406
         3/31/2005                     $22,775                $18,081
         4/30/2005                     $22,558                $17,738
         5/31/2005                     $23,041                $18,302
         6/30/2005                     $23,301                $18,328
         7/31/2005                     $23,904                $19,009
         8/31/2005                     $24,003                $18,836
         9/30/2005                     $24,369                $18,988
        10/31/2005                     $23,884                $18,672
        11/30/2005                     $24,487                $19,377
        12/31/2005                     $25,064                $19,384
         1/31/2006                     $25,692                $19,897
         2/28/2006                     $25,860                $19,951
         3/31/2006                     $26,665                $20,199
         4/30/2006                     $26,854                $20,470
         5/31/2006                     $26,414                $19,882
         6/30/2006                     $26,429                $19,908
         7/31/2006                     $26,514                $20,031
         8/31/2006                     $27,267                $20,507
         9/30/2006                     $27,469                $21,035
        10/31/2006                     $28,456                $21,720
        11/30/2006                     $28,923                $22,133
        12/31/2006                     $29,668                $22,443

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS A 1                 12/31/06
----------------------------------
1-Year                     +11.21%
----------------------------------
5-Year                      +9.24%
----------------------------------
10-Year                    +10.44%
----------------------------------

CLASS A (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Date                 Mutual Shares Fund          S&P 500 5
         ---------               ------------------        -------------
          1/1/1997                     $ 9,425                $10,000
         1/31/1997                     $ 9,719                $10,624
         2/28/1997                     $ 9,947                $10,708
         3/31/1997                     $ 9,815                $10,269
         4/30/1997                     $ 9,917                $10,881
         5/31/1997                     $10,384                $11,543
         6/30/1997                     $10,699                $12,060
         7/31/1997                     $11,291                $13,019
         8/31/1997                     $11,214                $12,290
         9/30/1997                     $11,722                $12,963
        10/31/1997                     $11,512                $12,531
        11/30/1997                     $11,656                $13,110
        12/31/1997                     $11,877                $13,335
         1/31/1998                     $11,782                $13,482
         2/28/1998                     $12,464                $14,454
         3/31/1998                     $12,877                $15,194
         4/30/1998                     $12,827                $15,347
         5/31/1998                     $12,704                $15,083
         6/30/1998                     $12,642                $15,695
         7/31/1998                     $12,299                $15,529
         8/31/1998                     $10,563                $13,286
         9/30/1998                     $10,489                $14,137
        10/31/1998                     $11,176                $15,286
        11/30/1998                     $11,771                $16,212
        12/31/1998                     $11,878                $17,146
         1/31/1999                     $12,067                $17,862
         2/28/1999                     $11,903                $17,307
         3/31/1999                     $12,457                $18,000
         4/30/1999                     $13,414                $18,697
         5/31/1999                     $13,475                $18,256
         6/30/1999                     $13,860                $19,268
         7/31/1999                     $13,470                $18,667
         8/31/1999                     $12,942                $18,575
         9/30/1999                     $12,607                $18,066
        10/31/1999                     $13,097                $19,209
        11/30/1999                     $13,339                $19,600
        12/31/1999                     $13,616                $20,753
         1/31/2000                     $13,162                $19,711
         2/29/2000                     $12,620                $19,338
         3/31/2000                     $13,923                $21,228
         4/30/2000                     $13,770                $20,590
         5/31/2000                     $13,943                $20,169
         6/30/2000                     $13,692                $20,666
         7/31/2000                     $14,068                $20,343
         8/31/2000                     $14,775                $21,606
         9/30/2000                     $14,754                $20,466
        10/31/2000                     $15,108                $20,379
        11/30/2000                     $14,624                $18,773
        12/31/2000                     $15,443                $18,865
         1/31/2001                     $16,351                $19,534
         2/28/2001                     $16,351                $17,754
         3/31/2001                     $15,928                $16,630
         4/30/2001                     $16,578                $17,922
         5/31/2001                     $17,149                $18,042
         6/30/2001                     $17,250                $17,603
         7/31/2001                     $17,242                $17,429
         8/31/2001                     $16,839                $16,339
         9/30/2001                     $15,348                $15,020
        10/31/2001                     $15,284                $15,307
        11/30/2001                     $15,912                $16,481
        12/31/2001                     $16,360                $16,625
         1/31/2002                     $16,208                $16,383
         2/28/2002                     $16,276                $16,067
         3/31/2002                     $16,757                $16,671
         4/30/2002                     $16,850                $15,661
         5/31/2002                     $16,859                $15,546
         6/30/2002                     $15,755                $14,439
         7/31/2002                     $14,812                $13,313
         8/31/2002                     $14,958                $13,401
         9/30/2002                     $14,151                $11,946
        10/31/2002                     $14,357                $12,996
        11/30/2002                     $14,649                $13,760
        12/31/2002                     $14,528                $12,952
         1/31/2003                     $14,407                $12,613
         2/28/2003                     $14,165                $12,424
         3/31/2003                     $14,199                $12,543
         4/30/2003                     $15,030                $13,577
         5/31/2003                     $15,792                $14,292
         6/30/2003                     $16,020                $14,474
         7/31/2003                     $16,116                $14,730
         8/31/2003                     $16,491                $15,016
         9/30/2003                     $16,412                $14,857
        10/31/2003                     $17,023                $15,697
        11/30/2003                     $17,555                $15,835
        12/31/2003                     $18,332                $16,665
         1/31/2004                     $18,472                $16,971
         2/29/2004                     $18,955                $17,207
         3/31/2004                     $18,920                $16,947
         4/30/2004                     $18,604                $16,682
         5/31/2004                     $18,621                $16,910
         6/30/2004                     $18,928                $17,239
         7/31/2004                     $18,628                $16,668
         8/31/2004                     $18,787                $16,735
         9/30/2004                     $19,034                $16,916
        10/31/2004                     $19,254                $17,175
        11/30/2004                     $20,179                $17,870
        12/31/2004                     $20,806                $18,477
         1/31/2005                     $20,389                $18,027
         2/28/2005                     $21,006                $18,406
         3/31/2005                     $20,842                $18,081
         4/30/2005                     $20,643                $17,738
         5/31/2005                     $21,087                $18,302
         6/30/2005                     $21,312                $18,328
         7/31/2005                     $21,858                $19,009
         8/31/2005                     $21,940                $18,836
         9/30/2005                     $22,276                $18,988
        10/31/2005                     $21,821                $18,672
        11/30/2005                     $22,367                $19,377
        12/31/2005                     $22,883                $19,384
         1/31/2006                     $23,450                $19,897
         2/28/2006                     $23,604                $19,951
         3/31/2006                     $24,324                $20,199
         4/30/2006                     $24,488                $20,470
         5/31/2006                     $24,084                $19,882
         6/30/2006                     $24,093                $19,908
         7/31/2006                     $24,161                $20,031
         8/31/2006                     $24,852                $20,507
         9/30/2006                     $25,028                $21,035
        10/31/2006                     $25,914                $21,720
        11/30/2006                     $26,333                $22,133
        12/31/2006                     $26,997                $22,443


14 | Annual Report

CLASS B (1/1/99-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Date                 Mutual Shares Fund          S&P 500 5
         ---------               ------------------        -------------
          1/1/1999                     $10,000                $10,000
         1/31/1999                     $10,154                $10,418
         2/28/1999                     $10,005                $10,094
         3/31/1999                     $10,467                $10,498
         4/30/1999                     $11,262                $10,905
         5/31/1999                     $11,313                $10,647
         6/30/1999                     $11,627                $11,238
         7/31/1999                     $11,293                $10,887
         8/31/1999                     $10,844                $10,834
         9/30/1999                     $10,556                $10,537
        10/31/1999                     $10,964                $11,203
        11/30/1999                     $11,157                $11,431
        12/31/1999                     $11,382                $12,104
         1/31/2000                     $11,000                $11,496
         2/29/2000                     $10,539                $11,279
         3/31/2000                     $11,618                $12,381
         4/30/2000                     $11,489                $12,009
         5/31/2000                     $11,624                $11,763
         6/30/2000                     $11,411                $12,053
         7/31/2000                     $11,720                $11,865
         8/31/2000                     $12,303                $12,601
         9/30/2000                     $12,279                $11,936
        10/31/2000                     $12,558                $11,886
        11/30/2000                     $12,157                $10,949
        12/31/2000                     $12,827                $11,003
         1/31/2001                     $13,574                $11,393
         2/28/2001                     $13,568                $10,355
         3/31/2001                     $13,213                $ 9,699
         4/30/2001                     $13,745                $10,453
         5/31/2001                     $14,204                $10,523
         6/30/2001                     $14,279                $10,267
         7/31/2001                     $14,265                $10,166
         8/31/2001                     $13,921                $ 9,530
         9/30/2001                     $12,691                $ 8,760
        10/31/2001                     $12,624                $ 8,927
        11/30/2001                     $13,144                $ 9,612
        12/31/2001                     $13,501                $ 9,696
         1/31/2002                     $13,367                $ 9,555
         2/28/2002                     $13,416                $ 9,371
         3/31/2002                     $13,805                $ 9,723
         4/30/2002                     $13,875                $ 9,134
         5/31/2002                     $13,875                $ 9,067
         6/30/2002                     $12,964                $ 8,421
         7/31/2002                     $12,175                $ 7,765
         8/31/2002                     $12,290                $ 7,816
         9/30/2002                     $11,616                $ 6,967
        10/31/2002                     $11,781                $ 7,580
        11/30/2002                     $12,017                $ 8,025
        12/31/2002                     $11,908                $ 7,554
         1/31/2003                     $11,800                $ 7,357
         2/28/2003                     $11,605                $ 7,246
         3/31/2003                     $11,619                $ 7,316
         4/30/2003                     $12,297                $ 7,919
         5/31/2003                     $12,910                $ 8,335
         6/30/2003                     $13,093                $ 8,442
         7/31/2003                     $13,166                $ 8,591
         8/31/2003                     $13,464                $ 8,758
         9/30/2003                     $13,391                $ 8,665
        10/31/2003                     $13,885                $ 9,155
        11/30/2003                     $14,313                $ 9,236
        12/31/2003                     $14,934                $ 9,720
         1/31/2004                     $15,043                $ 9,898
         2/29/2004                     $15,428                $10,036
         3/31/2004                     $15,385                $ 9,884
         4/30/2004                     $15,115                $ 9,729
         5/31/2004                     $15,123                $ 9,863
         6/30/2004                     $15,362                $10,054
         7/31/2004                     $15,114                $ 9,722
         8/31/2004                     $15,238                $ 9,761
         9/30/2004                     $15,428                $ 9,866
        10/31/2004                     $15,596                $10,017
        11/30/2004                     $16,340                $10,422
        12/31/2004                     $16,830                $10,777
         1/31/2005                     $16,493                $10,514
         2/28/2005                     $16,979                $10,735
         3/31/2005                     $16,837                $10,545
         4/30/2005                     $16,673                $10,345
         5/31/2005                     $17,017                $10,674
         6/30/2005                     $17,193                $10,690
         7/31/2005                     $17,620                $11,087
         8/31/2005                     $17,680                $10,986
         9/30/2005                     $17,935                $11,075
        10/31/2005                     $17,560                $10,890
        11/30/2005                     $17,987                $11,301
        12/31/2005                     $18,397                $11,306
         1/31/2006                     $18,839                $11,605
         2/28/2006                     $18,957                $11,636
         3/31/2006                     $19,524                $11,781
         4/30/2006                     $19,643                $11,939
         5/31/2006                     $19,311                $11,596
         6/30/2006                     $19,307                $11,611
         7/31/2006                     $19,354                $11,683
         8/31/2006                     $19,890                $11,960
         9/30/2006                     $20,017                $12,268
        10/31/2006                     $20,720                $12,668
        11/30/2006                     $21,040                $12,909
        12/31/2006                     $21,563                $13,090

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS B 1                 12/31/06
----------------------------------
1-Year                     +13.21%
----------------------------------
5-Year                      +9.54%
----------------------------------
Since Inception (1/1/99)   +10.09%
----------------------------------

CLASS C (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Date                 Mutual Shares Fund          S&P 500 5
         ---------               ------------------        -------------
          1/1/1997                     $10,000                $10,000
         1/31/1997                     $10,307                $10,624
         2/28/1997                     $10,546                $10,708
         3/31/1997                     $10,396                $10,269
         4/30/1997                     $10,498                $10,881
         5/31/1997                     $10,988                $11,543
         6/30/1997                     $11,317                $12,060
         7/31/1997                     $11,936                $13,019
         8/31/1997                     $11,843                $12,290
         9/30/1997                     $12,377                $12,963
        10/31/1997                     $12,148                $12,531
        11/30/1997                     $12,295                $13,110
        12/31/1997                     $12,514                $13,335
         1/31/1998                     $12,413                $13,482
         2/28/1998                     $13,123                $14,454
         3/31/1998                     $13,548                $15,194
         4/30/1998                     $13,489                $15,347
         5/31/1998                     $13,353                $15,083
         6/30/1998                     $13,282                $15,695
         7/31/1998                     $12,916                $15,529
         8/31/1998                     $11,082                $13,286
         9/30/1998                     $11,004                $14,137
        10/31/1998                     $11,717                $15,286
        11/30/1998                     $12,335                $16,212
        12/31/1998                     $12,446                $17,146
         1/31/1999                     $12,632                $17,862
         2/28/1999                     $12,452                $17,307
         3/31/1999                     $13,023                $18,000
         4/30/1999                     $14,017                $18,697
         5/31/1999                     $14,081                $18,256
         6/30/1999                     $14,471                $19,268
         7/31/1999                     $14,054                $18,667
         8/31/1999                     $13,500                $18,575
         9/30/1999                     $13,142                $18,066
        10/31/1999                     $13,643                $19,209
        11/30/1999                     $13,891                $19,600
        12/31/1999                     $14,172                $20,753
         1/31/2000                     $13,690                $19,711
         2/29/2000                     $13,118                $19,338
         3/31/2000                     $14,466                $21,228
         4/30/2000                     $14,305                $20,590
         5/31/2000                     $14,473                $20,169
         6/30/2000                     $14,207                $20,666
         7/31/2000                     $14,592                $20,343
         8/31/2000                     $15,315                $21,606
         9/30/2000                     $15,285                $20,466
        10/31/2000                     $15,632                $20,379
        11/30/2000                     $15,134                $18,773
        12/31/2000                     $15,969                $18,865
         1/31/2001                     $16,897                $19,534
         2/28/2001                     $16,889                $17,754
         3/31/2001                     $16,449                $16,630
         4/30/2001                     $17,108                $17,922
         5/31/2001                     $17,686                $18,042
         6/30/2001                     $17,783                $17,603
         7/31/2001                     $17,757                $17,429
         8/31/2001                     $17,339                $16,339
         9/30/2001                     $15,797                $15,020
        10/31/2001                     $15,722                $15,307
        11/30/2001                     $16,359                $16,481
        12/31/2001                     $16,809                $16,625
         1/31/2002                     $16,643                $16,383
         2/28/2002                     $16,704                $16,067
         3/31/2002                     $17,193                $16,671
         4/30/2002                     $17,280                $15,661
         5/31/2002                     $17,280                $15,546
         6/30/2002                     $16,141                $14,439
         7/31/2002                     $15,166                $13,313
         8/31/2002                     $15,299                $13,401
         9/30/2002                     $14,466                $11,946
        10/31/2002                     $14,670                $12,996
        11/30/2002                     $14,963                $13,760
        12/31/2002                     $14,829                $12,952
         1/31/2003                     $14,695                $12,613
         2/28/2003                     $14,446                $12,424
         3/31/2003                     $14,473                $12,543
         4/30/2003                     $15,309                $13,577
         5/31/2003                     $16,082                $14,292
         6/30/2003                     $16,307                $14,474
         7/31/2003                     $16,388                $14,730
         8/31/2003                     $16,764                $15,016
         9/30/2003                     $16,674                $14,857
        10/31/2003                     $17,283                $15,697
        11/30/2003                     $17,820                $15,835
        12/31/2003                     $18,590                $16,665
         1/31/2004                     $18,725                $16,971
         2/29/2004                     $19,209                $17,207
         3/31/2004                     $19,164                $16,947
         4/30/2004                     $18,824                $16,682
         5/31/2004                     $18,832                $16,910
         6/30/2004                     $19,135                $17,239
         7/31/2004                     $18,821                $16,668
         8/31/2004                     $18,974                $16,735
         9/30/2004                     $19,216                $16,916
        10/31/2004                     $19,423                $17,175
        11/30/2004                     $20,350                $17,870
        12/31/2004                     $20,965                $18,477
         1/31/2005                     $20,541                $18,027
         2/28/2005                     $21,149                $18,406
         3/31/2005                     $20,974                $18,081
         4/30/2005                     $20,762                $17,738
         5/31/2005                     $21,195                $18,302
         6/30/2005                     $21,412                $18,328
         7/31/2005                     $21,939                $19,009
         8/31/2005                     $22,022                $18,836
         9/30/2005                     $22,336                $18,988
        10/31/2005                     $21,865                $18,672
        11/30/2005                     $22,400                $19,377
        12/31/2005                     $22,909                $19,384
         1/31/2006                     $23,466                $19,897
         2/28/2006                     $23,602                $19,951
         3/31/2006                     $24,315                $20,199
         4/30/2006                     $24,471                $20,470
         5/31/2006                     $24,051                $19,882
         6/30/2006                     $24,040                $19,908
         7/31/2006                     $24,099                $20,031
         8/31/2006                     $24,768                $20,507
         9/30/2006                     $24,926                $21,035
        10/31/2006                     $25,802                $21,720
        11/30/2006                     $26,205                $22,133
        12/31/2006                     $26,846                $22,443

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS C 1                 12/31/06
----------------------------------
1-Year                     +16.18%
----------------------------------
5-Year                      +9.82%
----------------------------------
10-Year                    +10.38%
----------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
CLASS R                   12/31/06
----------------------------------
1-Year                     +17.73%
----------------------------------
3-Year                     +13.60%
----------------------------------
Since Inception (1/1/02)   +10.41%
----------------------------------

CLASS R (1/1/02-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

            Date                 Mutual Shares Fund          S&P 500 5
         ---------               ------------------        -------------
          1/1/2002                     $10,000                $10,000
         1/31/2002                     $ 9,917                $ 9,854
         2/28/2002                     $ 9,958                $ 9,664
         3/31/2002                     $10,258                $10,028
         4/30/2002                     $10,314                $ 9,420
         5/31/2002                     $10,320                $ 9,351
         6/30/2002                     $ 9,643                $ 8,685
         7/31/2002                     $ 9,066                $ 8,008
         8/31/2002                     $ 9,150                $ 8,061
         9/30/2002                     $ 8,656                $ 7,185
        10/31/2002                     $ 8,782                $ 7,817
        11/30/2002                     $ 8,956                $ 8,277
        12/31/2002                     $ 8,878                $ 7,791
         1/31/2003                     $ 8,804                $ 7,587
         2/28/2003                     $ 8,661                $ 7,473
         3/31/2003                     $ 8,677                $ 7,545
         4/30/2003                     $ 9,182                $ 8,167
         5/31/2003                     $ 9,648                $ 8,596
         6/30/2003                     $ 9,792                $ 8,706
         7/31/2003                     $ 9,846                $ 8,860
         8/31/2003                     $10,075                $ 9,032
         9/30/2003                     $10,022                $ 8,937
        10/31/2003                     $10,390                $ 9,442
        11/30/2003                     $10,716                $ 9,525
        12/31/2003                     $11,190                $10,024
         1/31/2004                     $11,276                $10,208
         2/29/2004                     $11,566                $10,350
         3/31/2004                     $11,544                $10,194
         4/30/2004                     $11,351                $10,034
         5/31/2004                     $11,362                $10,171
         6/30/2004                     $11,543                $10,369
         7/31/2004                     $11,360                $10,026
         8/31/2004                     $11,457                $10,066
         9/30/2004                     $11,608                $10,175
        10/31/2004                     $11,737                $10,331
        11/30/2004                     $12,304                $10,749
        12/31/2004                     $12,680                $11,114
         1/31/2005                     $12,430                $10,843
         2/28/2005                     $12,802                $11,071
         3/31/2005                     $12,702                $10,876
         4/30/2005                     $12,580                $10,669
         5/31/2005                     $12,846                $11,009
         6/30/2005                     $12,984                $11,024
         7/31/2005                     $13,312                $11,434
         8/31/2005                     $13,362                $11,330
         9/30/2005                     $13,562                $11,422
        10/31/2005                     $13,284                $11,231
        11/30/2005                     $13,618                $11,655
        12/31/2005                     $13,933                $11,660
         1/31/2006                     $14,274                $11,968
         2/28/2006                     $14,362                $12,001
         3/31/2006                     $14,802                $12,150
         4/30/2006                     $14,897                $12,313
         5/31/2006                     $14,650                $11,959
         6/30/2006                     $14,648                $11,975
         7/31/2006                     $14,689                $12,049
         8/31/2006                     $15,107                $12,335
         9/30/2006                     $15,214                $12,653
        10/31/2006                     $15,750                $13,065
        11/30/2006                     $16,000                $13,313
        12/31/2006                     $16,405                $13,500

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED, OR PROPOSED TO BE ENGAGED, IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


16 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06--12/31/06
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,122.50                $4.65
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,020.82                $4.43
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,120.50                $6.52
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.06                $6.21
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,116.90                $9.98
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.78                $9.50
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,116.70                $9.98
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,015.78                $9.50
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,119.90                $7.32
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,018.30                $6.97
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.87%; A: 1.22%; B: 1.87%; C: 1.87%; and R: 1.37%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


18 | Annual Report

Mutual Shares Fund

FINANCIAL HIGHLIGHTS

                                                             ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                             2006          2005          2004          2003          2002
                                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     23.95    $    23.05    $    20.99    $    16.84    $    19.44
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .................................          0.42          0.47          0.35          0.24          0.33

 Net realized and unrealized gains (losses) ..............          3.90          1.92          2.52          4.23         (2.42)

                                                             ---------------------------------------------------------------------
Total from investment operations .........................          4.32          2.39          2.87          4.47         (2.09)
                                                             ---------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................         (0.52)        (0.29)        (0.39)        (0.32)        (0.25)

 Net realized gains ......................................         (1.67)        (1.20)        (0.42)           --         (0.26)
                                                             ---------------------------------------------------------------------
Total distributions ......................................         (2.19)        (1.49)        (0.81)        (0.32)        (0.51)
                                                             ---------------------------------------------------------------------
Redemption fees ..........................................            -- d          -- d          -- d          --            --
                                                             ---------------------------------------------------------------------
Net asset value, end of year .............................   $     26.08    $    23.95    $    23.05    $    20.99    $    16.84
                                                             =====================================================================

Total return .............................................         18.37%        10.39%        13.89%        26.62%       (10.89)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $11,577,506    $8,951,080    $7,240,641    $5,782,145    $4,585,605

Ratios to average net assets:

 Expenses c ..............................................          0.84% e       0.81% e       0.81% e       0.84%         0.79%

 Net investment income ...................................          1.63%         1.99%         1.62%         1.28%         1.79%

Portfolio turnover rate ..................................         33.40%        21.57%        33.22%        54.65%        51.22%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ................................................          0.76% e       0.76% e       0.80% e       0.81%         0.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Shares Fund

                                                             ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                             2006          2005          2004          2003          2002
                                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of period .....................   $     23.82    $    22.94    $    20.90    $    16.78    $    19.37
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .................................          0.32          0.39          0.27          0.17          0.26

 Net realized and unrealized gains (losses) ..............          3.88          1.91          2.51          4.21         (2.40)
                                                             ---------------------------------------------------------------------
Total from investment operations .........................          4.20          2.30          2.78          4.38         (2.14)
                                                             ---------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................         (0.45)        (0.22)        (0.32)        (0.26)        (0.19)

 Net realized gains ......................................         (1.67)        (1.20)        (0.42)           --         (0.26)
                                                             ---------------------------------------------------------------------
Total distributions ......................................         (2.12)        (1.42)        (0.74)        (0.26)        (0.45)
                                                             ---------------------------------------------------------------------
Redemption fees ..........................................            -- e          -- e          -- e          --           --
                                                             ---------------------------------------------------------------------
Net asset value, end of period ...........................   $     25.90    $    23.82    $    22.94    $    20.90    $    16.78
                                                             =====================================================================

Total return c ...........................................         17.98%         9.98%        13.50%        26.18%       (11.20)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ........................   $ 6,761,779    $4,211,238    $2,940,029    $2,257,336    $1,543,833

Ratios to average net assets:

 Expenses d ..............................................          1.18% f       1.16% f       1.16% f       1.19%         1.14%

 Net investment income ...................................          1.29%         1.64%         1.27%         0.93%         1.44%

Portfolio turnover rate ..................................         33.40%        21.57%        33.22%        54.65%        51.22%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ................................................          1.10% f       1.11% f       1.15% f       1.16%         1.13%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

                                                             ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                             2006          2005          2004          2003          2002
                                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     23.35    $    22.50    $    20.54    $    16.53    $    19.12
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .................................          0.16          0.23          0.13          0.04          0.15

 Net realized and unrealized gains (losses) ..............          3.78          1.88          2.44          4.14         (2.36)
                                                             ---------------------------------------------------------------------
Total from investment operations .........................          3.94          2.11          2.57          4.18         (2.21)
                                                             ---------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................         (0.27)        (0.06)        (0.19)        (0.17)        (0.12)

 Net realized gains ......................................         (1.67)        (1.20)        (0.42)           --         (0.26)
                                                             ---------------------------------------------------------------------
Total distributions ......................................         (1.94)        (1.26)        (0.61)        (0.17)        (0.38)
                                                             ---------------------------------------------------------------------
Redemption fees ..........................................            -- e          -- e          -- e          --            --
                                                             ---------------------------------------------------------------------
Net asset value, end of year .............................   $     25.35    $    23.35    $    22.50    $    20.54    $    16.53
                                                             =====================================================================

Total return c ...........................................         17.21%         9.31%        12.70%        25.41%       (11.80)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $   659,186    $  612,007    $  588,401    $  444,671    $  235,470

Ratios to average net assets:

 Expenses d ..............................................          1.84% f       1.81% f       1.81% f       1.84%         1.79%

 Net investment income ...................................          0.63%         0.99%         0.62%         0.28%         0.79%

Portfolio turnover rate ..................................         33.40%        21.57%        33.22%        54.65%        51.22%

Ratio to average net assets, excluding dividend expense on securities sold short:

 Expenses ................................................          1.76% f       1.76% f       1.80% f       1.81%         1.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Shares Fund

                                                             ---------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                             2006          2005          2004          2003          2002
                                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     23.48    $    22.76    $    20.75    $    16.68    $    19.26
                                                             ---------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .................................          0.16          0.23          0.13          0.05          0.15

 Net realized and unrealized gains (losses) ..............          3.82          1.89          2.49          4.17         (2.39)
                                                             ---------------------------------------------------------------------
Total from investment operations .........................          3.98          2.12          2.62          4.22         (2.24)
                                                             ---------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................         (0.16)        (0.20)        (0.19)        (0.15)        (0.08)

 Net realized gains ......................................         (1.67)        (1.20)        (0.42)           --         (0.26)
                                                             ---------------------------------------------------------------------
Total distributions ......................................         (1.83)        (1.40)        (0.61)        (0.15)        (0.34)
                                                             ---------------------------------------------------------------------
Redemption fees ..........................................            -- e          -- e          -- e          --            --
                                                             ---------------------------------------------------------------------
Net asset value, end of year .............................   $     25.63    $    23.48    $    22.76    $    20.75    $    16.68
                                                             =====================================================================

Total return c ...........................................         17.18%         9.27%        12.77%        25.37%       (11.78)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $ 2,387,517    $1,834,009    $1,551,111    $1,272,590    $  866,422

Ratios to average net assets:

 Expenses d ..............................................          1.84% f       1.81% f       1.81% f       1.84%         1.78%

 Net investment income ...................................          0.63%         0.99%         0.62%         0.28%         0.80%

Portfolio turnover rate ..................................         33.40%        21.57%        33.22%        54.65%        51.22%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ................................................          1.76% f       1.76% f       1.80% f       1.81%         1.77%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

                                                             ----------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS R                                                             2006          2005          2004          2003        2002 g
                                                             ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .......................   $     23.72    $    22.85    $    20.83    $    16.75    $    19.36
                                                             ----------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .................................          0.28          0.35          0.24          0.13          0.24

 Net realized and unrealized gains (losses) ..............          3.86          1.91          2.50          4.21         (2.37)
                                                             ----------------------------------------------------------------------
Total from investment operations .........................          4.14          2.26          2.74          4.34         (2.13)
                                                             ----------------------------------------------------------------------
Less distributions from:

 Net investment income ...................................         (0.42)        (0.19)        (0.30)        (0.26)        (0.22)

 Net realized gains ......................................         (1.67)        (1.20)        (0.42)           --         (0.26)
                                                             ----------------------------------------------------------------------
Total distributions ......................................         (2.09)        (1.39)        (0.72)        (0.26)        (0.48)
                                                             ----------------------------------------------------------------------
Redemption fees ..........................................            -- e          -- e          -- e          --            --
                                                             ----------------------------------------------------------------------
Net asset value, end of year .............................   $     25.77    $    23.72    $    22.85    $    20.83    $    16.75
                                                             ======================================================================

Total return c  ..........................................         17.73%         9.88%        13.32%        26.02%       (11.26)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................   $   188,646    $  109,305    $   74,763    $   46,933    $   13,392

Ratios to average net assets:

 Expenses d ..............................................          1.34% f       1.31% f       1.31% f       1.34%         1.29% h

 Net investment income ...................................          1.13%         1.49%         1.12%         0.78%         1.29% h

Portfolio turnover rate ..................................         33.40%        21.57%        33.22%        54.65%        51.22%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ................................................          1.26% f       1.26% f       1.30% f       1.31%         1.28% h

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 2, 2002 (effective date) to December 31, 2002.

h     Annualized.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual Shares Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS 93.5%
          COMMON STOCKS AND OTHER EQUITY INTERESTS 89.8%
          AEROSPACE & DEFENSE 0.1%
        a GenCorp Inc. .............................................   United States            1,993,300      $      27,946,066
                                                                                                               -----------------
          AIRLINES 0.4%
        a ACE Aviation Holdings Inc., A ............................      Canada                2,345,198             76,056,668
      a,b ACE Aviation Holdings Inc., A, 144A ......................      Canada                  121,088              3,926,982
                                                                                                               -----------------
                                                                                                                      79,983,650
                                                                                                               -----------------
          AUTOMOBILES 0.5%
          General Motors Corp. .....................................   United States            1,472,130             45,223,834
a,c,d,e,g International Automotive Components Group Brazil LLC .....      Brazil                6,069,096             25,004,675
a,c,d,e,g International Automotive Components Group Japan LLC ......       Japan                  953,142              8,007,242
a,c,d,e,g International Automotive Components Group LLC ............    Luxembourg             25,796,752             25,796,752
                                                                                                               -----------------
                                                                                                                     104,032,503
                                                                                                               -----------------
          BEVERAGES 2.1%
          Brown-Forman Corp., A ....................................   United States              125,460              8,459,768
          Brown-Forman Corp., B ....................................   United States              606,036             40,143,824
          Coca-Cola Enterprises Inc. ...............................   United States            7,501,360            153,177,771
          Pernod Ricard SA .........................................      France                1,112,591            255,549,568
                                                                                                               -----------------
                                                                                                                     457,330,931
                                                                                                               -----------------
          BUILDING PRODUCTS 0.2%
        a Armstrong World Industries Inc. ..........................   United States              534,677             22,664,958
      a,f Armstrong World Industries Inc., Contingent Distribution .   United States           45,410,075                567,626
    a,e,f Owens Corning, Contingent Distribution ...................   United States           58,343,354                     --
      a,d Owens Corning Inc. .......................................   United States            1,021,874             29,026,331
      a,d Owens Corning Inc., options to sell (shares), exercise
          price $25.00, expiration date, 4/06/07 ...................   United States              911,589                     --
      a,d Owens Corning Inc., options to purchase (shares),
          exercise price $37.50, expiration date, 1/02/08 ..........   United States              911,589                     --
                                                                                                               -----------------
                                                                                                                      52,258,915
                                                                                                               -----------------
          CAPITAL MARKETS 1.2%
          Legg Mason Inc. ..........................................   United States            1,524,491            144,902,870
          The Bear Stearns Cos. Inc. ...............................   United States              656,304            106,833,165
                                                                                                               -----------------
                                                                                                                     251,736,035
                                                                                                               -----------------
          CHEMICALS 1.2%
        a Arkema ...................................................      France                1,145,278             58,855,314
    a,f,p Dow Corning Corp., Contingent Distribution ...............   United States          621,830,547             10,412,547
          Koninklijke DSM NV .......................................    Netherlands             1,088,980             53,805,924
          Linde AG .................................................      Germany               1,240,940            128,623,829
                                                                                                               -----------------
                                                                                                                     251,697,614
                                                                                                               -----------------
          COMMERCIAL BANKS 9.4%
          BNP Paribas SA ...........................................      France                1,182,997            129,067,489
    a,b,c Centennial Bank Holdings Inc., 144A ......................   United States            3,845,467             36,378,118
          Chinatrust Financial Holding Co. Ltd. ....................      Taiwan              138,257,280            115,621,018
          Danske Bank AS ...........................................      Denmark               3,475,500            154,420,183
  a,c,d,e Elephant Capital Holdings Ltd. ...........................       Japan                   25,721             34,864,956


24 | Annual Report

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          COMMERCIAL BANKS (CONTINUED)
          Intesa Sanpaulo SpA ......................................       Italy               26,466,053      $     204,378,593
        a Investors Bancorp Inc. ...................................   United States                1,796                 28,251
          Mitsubishi UFJ Financial Group Inc. ......................       Japan                   13,221            163,270,215
    a,d,e NCB Warrant Holdings Ltd., A .............................       Japan                  124,040             14,608,191
          Societe Generale, A ......................................      France                1,109,568            188,358,512
          Sumitomo Mitsui Financial Group Inc. .....................       Japan                   16,131            165,328,013
          Svenska Handelsbanken AB, A ..............................      Sweden                7,571,740            228,770,169
          Swedbank AB, A ...........................................      Sweden                4,675,017            169,567,627
          U.S. Bancorp .............................................   United States            4,371,380            158,200,242
          UnionBanCal Corp. ........................................   United States            1,002,800             61,421,500
          Wachovia Corp. ...........................................   United States            3,571,595            203,402,335
                                                                                                               -----------------
                                                                                                                   2,027,685,412
                                                                                                               -----------------
          COMMERCIAL SERVICES & SUPPLIES 0.3%
        a Comdisco Holding Co. Inc. ................................   United States                1,098                 12,956
      a,f Comdisco Holding Co. Inc., Contingent Distribution .......   United States           95,431,240                     --
          Republic Services Inc. ...................................   United States            1,546,255             62,886,191
                                                                                                               -----------------
                                                                                                                      62,899,147
                                                                                                               -----------------
          COMPUTERS & PERIPHERALS 1.7%
  a,c,d,e DecisionOne Corp. ........................................   United States            1,879,100              1,339,798
        a Dell Inc. ................................................   United States            6,557,230            164,520,901
          International Business Machines Corp. ....................   United States            1,966,640            191,059,076
                                                                                                               -----------------
                                                                                                                     356,919,775
                                                                                                               -----------------
          CONSTRUCTION MATERIALS 0.2%
          Rinker Group Ltd. ........................................     Australia              2,739,521             39,034,531
                                                                                                               -----------------
          CONSUMER FINANCE 0.8%
          Capital One Financial Corp. ..............................   United States              161,100             12,375,702
    a,d,e Cerberus FIM Investors Auto Finance LLC ..................   United States           11,573,733             11,725,117
    a,d,e Cerberus FIM Investors Commercial Finance LLC ............   United States            1,478,887              1,498,231
    a,d,e Cerberus FIM Investors Commercial Mortgage LLC ...........   United States            2,530,476              2,563,575
    a,d,e Cerberus FIM Investors Insurance LLC .....................   United States           12,055,348             12,213,032
    a,d,e Cerberus FIM Investors Rescap LLC ........................   United States           25,569,306             25,903,752
          Takefuji Corp. ...........................................       Japan                2,775,308            109,813,926
                                                                                                               -----------------
                                                                                                                     176,093,335
                                                                                                               -----------------
          CONTAINERS & PACKAGING 0.8%
          Temple-Inland Inc. .......................................   United States            3,700,000            170,311,000
                                                                                                               -----------------
          DIVERSIFIED CONSUMER SERVICES 0.4%
          H&R Block Inc. ...........................................   United States            4,087,770             94,182,221
                                                                                                               -----------------
          DIVERSIFIED FINANCIAL SERVICES 2.6%
          Citigroup Inc. ...........................................   United States            4,022,330            224,043,781
          Fortis ...................................................      Belgium               7,356,673            313,768,087
          Leucadia National Corp. ..................................   United States              930,086             26,228,425
      a,f Marconi Corp., Contingent Distribution ...................   United Kingdom          77,739,439                     --
                                                                                                               -----------------
                                                                                                                     564,040,293
                                                                                                               -----------------


                                                              Annual Report | 25

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          DIVERSIFIED TELECOMMUNICATION SERVICES 6.8%
a,c,d,e,g AboveNet Inc. ............................................   United States              763,805      $      23,402,985
a,c,e,f,g AboveNet Inc., Contingent Distribution ...................   United States          106,869,000                     --
  a,c,d,g AboveNet Inc., options to purchase (shares),
           exercise price $20.95, expiration date, 9/09/13 .........   United States                1,065                 28,808
a,c,d,e,g AboveNet Inc., wts., 9/08/08 .............................   United States               25,659                821,088
a,c,d,e,g AboveNet Inc., wts., 9/08/10 .............................   United States               30,186                869,357
          Belgacom .................................................      Belgium               1,433,845             63,160,967
          BellSouth Corp. ..........................................   United States            8,605,080            405,385,319
          Chunghwa Telecom Co. Ltd., ADR ...........................      Taiwan                3,914,623             77,235,512
          Embarq Corp. .............................................   United States            1,513,102             79,528,641
    a,e,f Global Crossing Holdings Ltd., Contingent Distribution ...   United States          105,649,309                     --
          Koninklijke (Royal) KPN NV ...............................    Netherlands             3,202,416             45,528,549
          NTL Inc. .................................................   United Kingdom           9,128,225            230,396,399
          Sprint Nextel Corp. ......................................   United States            8,504,832            160,656,276
          Verizon Communications Inc. ..............................   United States           10,247,448            381,614,964
                                                                                                               -----------------
                                                                                                                   1,468,628,865
                                                                                                               -----------------
          ELECTRIC UTILITIES 1.5%
          Constellation Energy Group ...............................   United States            3,333,700            229,591,919
          E.ON AG ..................................................      Germany                 619,790             84,507,101
                                                                                                               -----------------
                                                                                                                     314,099,020
                                                                                                               -----------------
          ELECTRICAL EQUIPMENT 0.2%
          American Power Conversion Corp. ..........................   United States            1,585,016             48,485,639
                                                                                                               -----------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS 0.0% h
          Symbol Technologies Inc. .................................   United States              201,400              3,008,916
                                                                                                               -----------------
          ENERGY EQUIPMENT & SERVICES 0.5%
        a Basic Energy Services Inc. ...............................   United States               25,733                634,318
        a Seadrill Ltd. ............................................      Bermuda               5,877,230             99,201,113
                                                                                                               -----------------
                                                                                                                      99,835,431
                                                                                                               -----------------
          FOOD & STAPLES RETAILING 1.2%
          Carrefour SA .............................................      France                2,196,318            133,191,519
          Kroger Co. ...............................................   United States            5,559,670            128,261,587
                                                                                                               -----------------
                                                                                                                     261,453,106
                                                                                                               -----------------
          FOOD PRODUCTS 4.2%
          Cadbury Schweppes PLC ....................................   United Kingdom          14,828,526            158,700,546
          General Mills Inc. .......................................   United States            1,037,600             59,765,760
          Groupe Danone ............................................      France                  671,351            101,737,694
          Nestle SA ................................................    Switzerland               653,170            232,097,665
        g Orkla ASA ................................................      Norway                6,435,750            364,330,578
                                                                                                               -----------------
                                                                                                                     916,632,243
                                                                                                               -----------------
          HEALTH CARE EQUIPMENT & SUPPLIES 1.4%
        q Bausch & Lomb Inc. .......................................   United States            1,720,570             89,572,874
        a Boston Scientific Corp. ..................................   United States            7,102,981            122,029,213
          Hillenbrand Industries Inc. ..............................   United States            1,462,406             83,254,774
                                                                                                               -----------------
                                                                                                                     294,856,861
                                                                                                               -----------------


26 | Annual Report

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          HEALTH CARE PROVIDERS & SERVICES 2.0%
          Aetna Inc. ...............................................   United States            2,030,800      $      87,689,944
          Caremark Rx Inc. .........................................   United States            2,102,400            120,068,064
        a Express Scripts Inc. .....................................   United States            1,520,800            108,889,280
a,c,d,e,g Kindred Healthcare Inc. ..................................   United States            2,860,528             68,616,915
a,c,d,e,g Kindred Healthcare Inc., options to purchase (shares):
           exercise price $23.75, expiration date, 7/17/11 .........   United States                7,640                  1,815
           exercise price $26.00, expiration date, 1/01/12 .........   United States                2,292                     --
           exercise price $9.07, expiration date, 1/01/13 ..........   United States                1,714                 25,560
           exercise price $25.99, expiration date, 1/01/14 .........   United States                1,136                     --
           exercise price $27.90, expiration date, 1/10/15 .........   United States                  473                     --
          MDS Inc. .................................................      Canada                2,178,151             39,759,083
                                                                                                               -----------------
                                                                                                                     425,050,661
                                                                                                               -----------------
          HOTELS, RESTAURANTS & LEISURE 0.4%
        a Trump Entertainment Resorts Inc. .........................   United States            1,823,378             33,258,415
        a Wyndham Worldwide Corp. ..................................   United States            1,845,958             59,107,575
                                                                                                               -----------------
                                                                                                                      92,365,990
                                                                                                               -----------------
          HOUSEHOLD DURABLES 0.3%
          Koninklijke Philips Electronics NV .......................    Netherlands             1,751,624             66,060,444
                                                                                                               -----------------
          INDUSTRIAL CONGLOMERATES 2.9%
          Keppel Corp. Ltd. ........................................     Singapore              8,139,467             93,419,818
          Siemens AG ...............................................      Germany               1,520,719            151,761,331
          Tyco International Ltd. ..................................   United States           12,614,130            383,469,552
                                                                                                               -----------------
                                                                                                                     628,650,701
                                                                                                               -----------------
          INSURANCE 10.0%
        a Alleghany Corp. ..........................................   United States              348,651            126,769,504
          American International Group Inc. ........................   United States            2,237,380            160,330,651
        a Berkshire Hathaway Inc., A ...............................   United States                1,590            174,884,100
        a Berkshire Hathaway Inc., B ...............................   United States              149,920            549,606,720
        a Conseco Inc. .............................................   United States            3,867,000             77,262,660
          Hartford Financial Services Group Inc. ...................   United States            1,221,700            113,996,827
          Montpelier Re Holdings Ltd. ..............................      Bermuda                 863,889             16,076,974
          Nationwide Financial Services Inc., A ....................   United States            1,794,150             97,242,930
          Old Republic International Corp. .........................   United States            6,101,302            142,038,311
    a,d,e Olympus Re Holdings Ltd. .................................      Bermuda                 202,380                202,380
          Prudential Financial Inc. ................................   United States              948,700             81,455,382
          The St. Paul Travelers Cos. Inc. .........................   United States            3,421,316            183,690,456
        c White Mountains Insurance Group Ltd. .....................   United States              729,657            422,785,155
          Zurich Financial Services AG .............................    Switzerland                44,446             11,963,635
                                                                                                               -----------------
                                                                                                                   2,158,305,685
                                                                                                               -----------------
          LEISURE EQUIPMENT & PRODUCTS 0.6%
          Mattel Inc. ..............................................   United States            5,907,650            133,867,349
                                                                                                               -----------------


                                                              Annual Report | 27

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          MACHINERY 0.7%
        c Federal Signal Corp. .....................................   United States            3,360,800      $      53,907,232
          Scania AB ................................................      Sweden                1,291,280             90,656,481
                                                                                                               -----------------
                                                                                                                     144,563,713
                                                                                                               -----------------
          MARINE 0.6%
          A P Moller - Maersk A/S ..................................      Denmark                  13,678            128,809,318
                                                                                                               -----------------
          MEDIA 7.2%
        a Cablevision Systems Corp., A .............................   United States            4,362,500            124,244,000
          Clear Channel Communications Inc. ........................   United States            4,933,880            175,350,095
        a Comcast Corp., A .........................................   United States            4,724,327            197,854,815
        a EchoStar Communications Corp., A .........................   United States              416,430             15,836,833
        a Liberty Media Holding Corp.-Capital, A ...................   United States            1,271,417            124,573,438
          Mediaset SpA .............................................       Italy                1,001,294             11,882,605
          News Corp., A ............................................   United States           15,150,522            325,433,213
          Sun-Times Media Group Inc., A ............................   United States            1,929,706              9,474,856
          Time Warner Inc. .........................................   United States           13,379,318            291,401,546
      a,c TVMAX Holdings Inc. ......................................   United States              257,217                257,217
        a Viacom Inc., B ...........................................   United States            4,258,771            174,737,374
          Washington Post Co., B ...................................   United States              139,850            104,272,160
                                                                                                               -----------------
                                                                                                                   1,555,318,152
                                                                                                               -----------------
          METALS & MINING 2.1%
          Anglo American PLC .......................................   South Africa             3,077,756            150,140,614
  c,d,e,g Esmark Inc. ..............................................   United States               16,598             13,666,627
          Mittal Steel Co. NV ......................................    Netherlands             3,408,967            143,865,213
          Phelps Dodge Corp. .......................................   United States              860,760            103,050,187
          United States Steel Corp. ................................   United States              561,365             41,058,236
                                                                                                               -----------------
                                                                                                                     451,780,877
                                                                                                               -----------------
          MULTI-UTILITIES & UNREGULATED POWER 1.1%
          NorthWestern Corp. .......................................   United States              716,460             25,348,355
      a,f NorthWestern Corp., Contingent Distribution ..............   United States           21,699,220              2,267,115
        a NorthWestern Corp., wts., 11/01/07 .......................   United States               39,226                446,784
          RWE AG ...................................................      Germany               1,046,347            115,277,480
          Suez SA ..................................................      France                1,656,430             85,779,153
                                                                                                               -----------------
                                                                                                                     229,118,887
                                                                                                               -----------------
          OIL, GAS & CONSUMABLE FUELS 2.9%
  a,c,d,e Anchor Resources LLC .....................................   United States              123,013                     --
      a,e Apco Oil Corp. ...........................................   United States                9,200                     --
          BP PLC ...................................................   United Kingdom           5,707,068             63,426,272
          BP PLC, ADR ..............................................   United Kingdom              46,400              3,113,440
          Massey Energy Co. ........................................   United States            3,588,570             83,362,481
      a,c OPTI Canada Inc. .........................................      Canada                4,085,890             69,357,566
          Pogo Producing Co. .......................................   United States            1,905,050             92,280,622
          Royal Dutch Shell PLC, A .................................   United Kingdom           5,849,264            206,313,686
          Total SA, B ..............................................      France                1,523,752            109,924,580
                                                                                                               -----------------
                                                                                                                     627,778,647
                                                                                                               -----------------


28 | Annual Report

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          PAPER & FOREST PRODUCTS 3.7%
          International Paper Co. ..................................   United States            9,480,806      $     323,295,485
          Weyerhaeuser Co. .........................................   United States            6,765,707            477,997,199
                                                                                                               -----------------
                                                                                                                     801,292,684
                                                                                                               -----------------
          PHARMACEUTICALS 2.2%
          Pfizer Inc. ..............................................   United States           10,691,800            276,917,620
          Sanofi-Aventis ...........................................      France                1,407,137            129,931,503
          Valeant Pharmaceuticals International ....................   United States            3,520,835             60,699,195
                                                                                                               -----------------
                                                                                                                     467,548,318
                                                                                                               -----------------
          REAL ESTATE 2.3%
      a,c Alexander's Inc. .........................................   United States              326,675            137,089,164
        e Canary Wharf Group PLC ...................................   United Kingdom          14,262,931             97,202,693
          Link REIT ................................................     Hong Kong             17,828,204             36,668,693
          Potlatch Corp. ...........................................   United States              324,599             14,223,928
        a Realogy Corp. ............................................   United States            2,545,247             77,171,889
          Reckson Associates Realty Corp. ..........................   United States              836,600             38,148,960
          The St. Joe Co. ..........................................   United States            1,052,935             56,405,728
          Ventas Inc. ..............................................   United States            1,072,765             45,399,415
                                                                                                               -----------------
                                                                                                                     502,310,470
                                                                                                               -----------------
          ROAD & RAIL 1.2%
          Avis Budget Group Inc. ...................................   United States              922,979             20,019,415
    c,d,e Florida East Coast Industries Inc. .......................   United States            4,423,071            250,434,280
                                                                                                               -----------------
                                                                                                                     270,453,695
                                                                                                               -----------------
          SOFTWARE 1.0%
          Microsoft Corp. ..........................................   United States            7,330,629            218,892,582
                                                                                                               -----------------
          SPECIALTY RETAIL 0.2%
          The Home Depot Inc. ......................................   United States            1,030,613             41,389,418
                                                                                                               -----------------
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          Christian Dior SA ........................................      France                  164,222             17,505,085
                                                                                                               -----------------
          THRIFTS & MORTGAGE FINANCE 2.4%
          Countrywide Financial Corp. ..............................   United States            2,690,901            114,228,747
          Hudson City Bancorp Inc. .................................   United States            4,121,569             57,207,378
          Sovereign Bancorp Inc. ...................................   United States            5,261,714            133,594,918
          Washington Mutual Inc. ...................................   United States            4,666,130            212,262,254
                                                                                                               -----------------
                                                                                                                     517,293,297
                                                                                                               -----------------
          TOBACCO 8.2%
          Altadis SA ...............................................       Spain                6,753,888            353,498,362
          Altria Group Inc. ........................................   United States            3,963,450            340,143,279
          British American Tobacco PLC .............................   United Kingdom          12,181,486            340,896,679
          British American Tobacco PLC, ADR ........................   United Kingdom              70,550              3,997,363
          Imperial Tobacco Group PLC ...............................   United Kingdom           6,933,289            272,913,885
          Japan Tobacco Inc. .......................................       Japan                   10,831             52,319,276


                                                              Annual Report | 29

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY           CONTRACTS                VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          TOBACCO (CONTINUED)
          KT&G Corp. ...............................................    South Korea             1,972,180      $     119,815,237
          Reynolds American Inc. ...................................   United States            4,297,230            281,339,648
                                                                                                               -----------------
                                                                                                                   1,764,923,729
                                                                                                               -----------------
          TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
           (COST $14,183,063,094) ..................................                                              19,366,431,211
                                                                                                               -----------------
          PREFERRED STOCKS 0.3%
          DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
        d PTV Inc., 10.00%, pfd., A ................................   United Kingdom             199,566                748,373
                                                                                                               -----------------
          METALS & MINING 0.3%
  c,d,e,g Esmark Inc., 8.00%, cvt. pfd., A .........................   United States               60,419             58,425,173
                                                                                                               -----------------
          TOTAL PREFERRED STOCKS (COST $61,017,698) ................                                                  59,173,546
                                                                                                               -----------------

                                                                                       ------------------
                                                                                       PRINCIPAL AMOUNT o
                                                                                       ------------------
          CORPORATE BONDS & NOTES 1.2%
        b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 ...       Canada               5,190,000 CAD          4,470,460
      d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13    United States           34,533,170             34,533,170
      d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
          11/22/13 .................................................   United States            4,436,661              4,436,661
      d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
          11/22/13 .................................................   United States            7,591,429              7,591,429
      d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ...   United States           36,166,045             36,166,045
      d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ......   United States           76,707,917             76,707,917
    c,d,e DecisionOne Corp., 12.00%, 4/15/10 .......................   United States            2,187,193              2,187,193
      e,i Motor Coach Industries International Inc., FRN, 18.37%,
          12/01/08 .................................................   United States           61,636,303             63,177,211
          Trump Entertainment Resorts Inc., 8.50%, 5/20/15 .........   United States           36,590,212             36,590,212
      c,e TVMAX Holdings Inc., PIK,
            11.50%, 1/30/07 ........................................   United States              446,378                446,378
            14.00%, 1/30/07 ........................................   United States            1,385,745              1,385,745
                                                                                                               -----------------
          TOTAL CORPORATE BONDS & NOTES (COST $268,323,146).........                                                 267,692,421
                                                                                                               -----------------
          CORPORATE BONDS & NOTES IN REORGANIZATION 1.8%
        j Adelphia Communications Corp.,
            9.25%, 10/01/02 ........................................   United States           11,465,000             10,490,475
            8.125%, 7/15/03 ........................................   United States            1,442,000              1,330,245
            7.50%, 1/15/04 .........................................   United States            3,750,000              3,459,375
            10.50%, 7/15/04 ........................................   United States            6,320,000              5,909,200
            9.875%, 3/01/05 ........................................   United States            2,564,000              2,365,290
            10.25%, 11/01/06 .......................................   United States           11,760,000             10,731,000
            9.875%, 3/01/07 ........................................   United States            1,090,000              1,005,525
            8.375%, 2/01/08 ........................................   United States            9,037,000              8,336,632
            7.75%, 1/15/09 .........................................   United States           19,364,000             17,863,290
            7.875%, 5/01/09 ........................................   United States            7,952,000              7,216,440
            9.375%, 11/15/09 .......................................   United States            9,522,000              9,069,705


30 | Annual Report

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT o           VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
        j Adelphia Communications Corp., (continued)
            senior note, 10.875%, 10/01/10 .........................   United States            8,130,000      $       7,499,925
            senior note, 10.25%, 6/15/11 ...........................   United States            9,783,000              9,342,765
        j Century Communications Corp.,
            8.875%, 1/15/07 ........................................   United States              559,000                673,595
            8.75%, 10/01/07 ........................................   United States            5,509,000              6,459,303
            8.375%, 12/15/07 .......................................   United States              875,000              1,054,375
            senior note, 9.50%, 3/01/05 ............................   United States            1,578,000              1,917,270
            Series B, zero cpn., senior disc. note, 1/15/08 ........   United States            8,769,000              6,116,378
            zero cpn., 3/15/03 .....................................   United States           15,848,000             16,917,740
      i,j Collins & Aikman Products Co.,
            Revolver, FRN, 11.50%, 8/31/09 .........................   United States            1,145,756                653,081
            Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 .............   United States            2,711,000              1,545,270
        j Dana Corp.,
            6.50%, 3/01/09 .........................................   United States              729,000                550,395
            5.85%, 1/15/15 .........................................   United States           29,532,000             21,263,040
            7.00%, 3/01/29 .........................................   United States            6,376,000              4,718,240
        j Eurotunnel PLC,
            Participating Loan Note, 1.00%, 4/30/40 ................   United Kingdom           1,482,000 GBP            609,478
          i S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26    United Kingdom             547,000 GBP            385,638
        b,i Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%,
             12/15/12 ..............................................   United Kingdom           1,627,232 GBP          3,226,523
          i Tier 2, FRN, 5.959%, 12/31/18 ..........................   United Kingdom          13,617,682 GBP         26,701,519
          i Tier 3, FRN, 5.895%, 12/31/25 ..........................   United Kingdom          53,591,168 GBP         91,831,472
        j Eurotunnel SA,
          i S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 .      France                   82,000 EUR             38,968
          i S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 .      France                  471,000 EUR            223,828
            Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
             12/15/12 ..............................................      France                1,427,326 EUR          1,907,693
          i Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 ..................      France                1,393,972 EUR          1,842,412
          i Tier 2 (LIBOR), FRN, 4.305%, 12/31/18 ..................      France                3,151,383 EUR          4,165,183
          i Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 ..................      France               77,744,116 EUR         89,797,851
          i Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 ..................      France               13,502,354 EUR         15,595,809
        j Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ..   United States               85,000                     85
                                                                                                               -----------------
          TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
           (COST $282,557,824)......................................                                                 392,815,013
                                                                                                               -----------------

                                                                                       ------------------
                                                                                        SHARES/PRINCIPAL
                                                                                            AMOUNT o
                                                                                       ------------------
          COMPANIES IN LIQUIDATION 0.0% h
        e Peregrine Investments Holdings Ltd.,
            6.70%, 1/15/98 .........................................     Hong Kong             95,000,000 JPY              5,985
            6.70%, 6/30/00 .........................................     Hong Kong            250,000,000 JPY             15,752
            zero cpn., 1/22/98 .....................................     Hong Kong                500,000                  3,750
        e PIV Investment Finance (Cayman) Ltd. .....................     Hong Kong             22,710,000                454,200
                                                                                                               -----------------
          TOTAL COMPANIES IN LIQUIDATION (COST $--).................                                                     479,687
                                                                                                               -----------------


                                                              Annual Report | 31

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY       PRINCIPAL AMOUNT o         VALUE
--------------------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          GOVERNMENT AGENCIES (COST $89,200,000) 0.4%
          Federal Home Loan Bank, 2.26% - 5.48%, 1/26/07 - 2/28/08 .   United States           89,200,000      $      88,975,934
                                                                                                               -----------------
          TOTAL LONG TERM INVESTMENTS (COST $14,884,161,762)........                                              20,175,567,811
                                                                                                               -----------------
          SHORT TERM INVESTMENTS 6.1%
          U.S. GOVERNMENT AND AGENCY SECURITIES 6.1%
        k U.S. Treasury Bill, 5/03/07 ..............................   United States          100,000,000             98,374,300
      k,l Federal Home Loan Bank, 1/02/07 - 6/27/07 ................   United States        1,226,215,000          1,220,503,728
                                                                                                               -----------------
          TOTAL SHORT TERM INVESTMENTS
           (COST $1,318,330,313)....................................                                               1,318,878,028
                                                                                                               -----------------
          TOTAL INVESTMENTS (COST $16,202,492,075) 99.6%............                                              21,494,445,839
          OPTIONS WRITTEN 0.0% h ...................................                                                     (95,445)
          SECURITIES SOLD SHORT (3.0)% .............................                                                (651,060,873)
          NET UNREALIZED LOSS ON FORWARD EXCHANGE
           CONTRACTS (0.2)%.........................................                                                 (47,126,359)
          OTHER ASSETS, LESS LIABILITIES 3.6% ......................                                                 778,471,121
                                                                                                               -----------------
          NET ASSETS 100.0%.........................................                                           $  21,574,634,283
                                                                                                               =================

                                                                                       ------------------
                                                                                            CONTRACTS
                                                                                       ------------------
        m OPTIONS WRITTEN 0.0% h
          HEALTH CARE EQUIPMENT & SUPPLIES 0.0% h
          Bausch & Lomb Inc., Feb. 55.00 Calls, 2/17/07 ............   United States                  489      $          63,570
          Bausch & Lomb Inc., Jan. 55.00 Calls, 1/20/07 ............   United States                1,275                 31,875
                                                                                                               -----------------
          TOTAL OPTIONS WRITTEN
           (PREMIUMS RECEIVED $200,656) ............................                                           $          95,445
                                                                                                               -----------------

                                                                                       ------------------
                                                                                             SHARES
                                                                                       ------------------
        n SECURITIES SOLD SHORT 3.0%
          DIVERSIFIED TELECOMMUNICATION SERVICES 1.9%
          AT&T Inc. ................................................   United States           11,400,659      $     407,573,559
                                                                                                               -----------------
          ELECTRIC UTILITIES 0.5%
          FPL Group Inc. ...........................................   United States            1,899,740            103,383,851
          Iberdrola SA, Br. ........................................       Spain                   22,062                964,552
                                                                                                               -----------------
                                                                                                                     104,348,403
                                                                                                               -----------------
          FOOD & STAPLES RETAILING 0.2%
          CVS Corp. ................................................   United States            1,407,337             43,500,787
                                                                                                               -----------------
          FOOD PRODUCTS 0.1%
          Kraft Foods Inc., A ......................................   United States              971,045             34,666,306
                                                                                                               -----------------
          METALS & MINING 0.1%
          Freeport-McMoRan Copper & Gold Inc., B ...................   United States              576,700             32,139,491
                                                                                                               -----------------
          REAL ESTATE 0.1%
          SL Green Realty Corp. ....................................   United States               86,868             11,534,333
                                                                                                               -----------------


32 | Annual Report

Mutual Shares Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY            SHARES                  VALUE
--------------------------------------------------------------------------------------------------------------------------------
          SECURITIES SOLD SHORT (CONTINUED)
          TEXTILES, APPAREL & LUXURY GOODS 0.1%
          LVMH Moet Hennessy Louis Vuitton .........................        France              163,903        $      17,297,994
                                                                                                               -----------------
          TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $548,238,606) .................................                                           $     651,060,873
                                                                                                               -----------------

CURRENCY ABBREVIATIONS

CAD      -  Canadian Dollar
EUR      -  Euro
GBP      -  British Pound
JPY      -  Japanese Yen

SELECTED PORTFOLIO ABBREVIATIONS

ADR      -  American Depository Receipt
FRN      -  Floating Rate Note
LIBOR    -  London InterBank Offered Rate
PIBOR    -  Paris InterBank Offered Rate
PIK      -  Payment-In-Kind
REIT     -  Real Estate Investment Trust

a     Non-income producing during the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the value of these securities was $48,002,083, representing 0.22% of net assets.

c     See Note 12 regarding Holdings of 5% Voting Securities.

d     See Note 11 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006 the aggregate value of these securities was $904,305,630, representing 4.19% of net assets.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     See Note 13 regarding other considerations -- security board member.

h     Rounds to less than 0.1% of net assets.

i     The coupon rate shown represents the rate at period end.

j     See Note 10 regarding defaulted securities.

k     The security is traded on a discount basis with no stated coupon rate.

l See Note 1(f) regarding securities segregated with broker for securities sold short.

m     See Note 1(e) regarding written options.

n     See Note 1(f) regarding securities sold short.

o     The principal amount is stated in U.S. dollars unless otherwise indicated.

p See Note 13 regarding other considerations -- credit committee participation.

q A portion or all of the security is held in connection with written option contracts open at year end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Shares Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .........................................................................    $15,630,617,938
  Cost - Non-controlled affiliated issuers (Note 12) ..................................................        571,874,137
                                                                                                           ---------------
  Total cost of investments ...........................................................................    $16,202,492,075
                                                                                                           ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
   sold short in the amount of $408,850,896) ..........................................................    $20,259,346,040
  Value - Non-controlled affiliated issuers (Note 12) .................................................      1,235,099,799
                                                                                                           ---------------
  Total value of investments ..........................................................................     21,494,445,839
 Cash .................................................................................................            582,366
 Cash on deposit with brokers for securities sold short ...............................................        691,537,058
 Foreign currency, at value (cost $65,920,520) ........................................................         67,741,366
 Receivables:
  Investment securities sold ..........................................................................         97,589,743
  Capital shares sold .................................................................................         50,887,204
  Dividends and interest ..............................................................................         23,270,336
  Other ...............................................................................................          2,253,877
 Unrealized gain on forward exchange contracts (Note 8) ...............................................         35,702,145
 Due from broker - synthetic equity swaps (Note 7) ....................................................             23,488
                                                                                                           ---------------
      Total assets ....................................................................................     22,464,033,422
                                                                                                           ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................................................................         93,148,541
  Capital shares redeemed .............................................................................         38,215,171
  Affiliates ..........................................................................................         22,251,418
 Options written, at value (premiums received $200,656) ...............................................             95,445
 Securities sold short, at value (proceeds $548,238,606) ..............................................        651,060,873
 Unrealized loss on forward exchange contracts (Note 8) ...............................................         82,828,504
 Accrued expenses and other liabilities ...............................................................          1,799,187
                                                                                                           ---------------
      Total liabilities ...............................................................................        889,399,139
                                                                                                           ---------------
        Net assets, at value ..........................................................................    $21,574,634,283
                                                                                                           ===============
Net assets consist of:
 Paid-in capital ......................................................................................    $16,384,058,850
 Distributions in excess of net investment income .....................................................         (1,937,133)
 Net unrealized appreciation (depreciation) ...........................................................      5,144,069,927
 Accumulated net realized gain (loss) .................................................................         48,442,639
                                                                                                           ---------------
        Net assets, at value ..........................................................................    $21,574,634,283
                                                                                                           ===============


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
 Net assets, at value .................................................................................    $11,577,506,085
                                                                                                           ===============
 Shares outstanding ...................................................................................        443,907,132
                                                                                                           ===============
 Net asset value and maximum offering price per share a ...............................................    $         26.08
                                                                                                           ===============
CLASS A:
 Net assets, at value .................................................................................    $ 6,761,779,087
                                                                                                           ===============
 Shares outstanding ...................................................................................        261,047,306
                                                                                                           ===============
 Net asset value per share a ..........................................................................    $         25.90
                                                                                                           ===============
 Maximum offering price ...............................................................................    $         27.48
                                                                                                           ===============
CLASS B:
 Net assets, at value .................................................................................    $   659,185,984
                                                                                                           ===============
 Shares outstanding ...................................................................................         26,004,031
                                                                                                           ===============
 Net asset value and maximum offering price per share a ...............................................    $         25.35
                                                                                                           ===============
CLASS C:
 Net assets, at value .................................................................................    $ 2,387,516,823
                                                                                                           ===============
 Shares outstanding ...................................................................................         93,162,174
                                                                                                           ===============
 Net asset value and maximum offering price per share a ...............................................    $         25.63
                                                                                                           ===============
CLASS R:
 Net assets, at value .................................................................................    $   188,646,304
                                                                                                           ===============
 Shares outstanding ...................................................................................          7,319,736
                                                                                                           ===============
 Net asset value and maximum offering price per share a ...............................................    $         25.77
                                                                                                           ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Mutual Shares Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
 Dividends (net of foreign taxes of $17,131,566)
  Unaffiliated issuers ................................................................................    $   326,570,053
  Non-controlled affiliated issuers (Note 12) .........................................................         13,528,939
 Interest income (net of foreign taxes of $351)
  Unaffiliated issuers ................................................................................        104,525,434
  Non-controlled affiliated issuers (Note 12) .........................................................            485,400
 Income from securities loaned - net ..................................................................          3,065,354
 Other income (Note 14) ...............................................................................            826,188
                                                                                                           ---------------
      Total investment income .........................................................................        449,001,368
                                                                                                           ---------------
Expenses:
 Management fees (Note 3a) ............................................................................        102,797,842
 Administrative fees (Note 3b) ........................................................................         13,892,244
 Distribution fees (Note 3c)
  Class A .............................................................................................         18,110,813
  Class B .............................................................................................          6,266,246
  Class C .............................................................................................         20,632,449
  Class R .............................................................................................            732,161
 Transfer agent fees (Note 3e) ........................................................................         14,346,379
 Custodian fees (Note 4) ..............................................................................          2,239,255
 Reports to shareholders ..............................................................................            988,446
 Registration and filing fees .........................................................................            514,849
 Professional fees ....................................................................................          3,456,404
 Directors' fees and expenses .........................................................................            378,451
 Dividends on securities sold short ...................................................................         13,516,262
 Other ................................................................................................            425,925
                                                                                                           ---------------
      Total expenses ..................................................................................        198,297,726
                                                                                                           ---------------
      Expense reductions (Note 4) .....................................................................            (67,655)
                                                                                                           ---------------
        Net expenses ..................................................................................        198,230,071
                                                                                                           ---------------
          Net investment income .......................................................................        250,771,297
                                                                                                           ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ...............................................................................      1,334,054,512
   Non-controlled affiliated issuers (Note 12) ........................................................        183,574,667
  Written options .....................................................................................          1,973,666
  Foreign currency transactions .......................................................................       (209,050,818)
  Securities sold short ...............................................................................        (39,512,150)
  Synthetic equity swaps ..............................................................................          6,466,038
                                                                                                           ---------------
        Net realized gain (loss) ......................................................................      1,277,505,915
                                                                                                           ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments .........................................................................................      1,666,289,985
  Translation of assets and liabilities denominated in foreign currencies .............................       (105,851,147)
  Change in deferred taxes on unrealized appreciation (depreciation) ..................................            431,279
                                                                                                           ---------------
        Net change in unrealized appreciation (depreciation) ..........................................      1,560,870,117
                                                                                                           ---------------
Net realized and unrealized gain (loss) ...............................................................      2,838,376,032
                                                                                                           ---------------
Net increase (decrease) in net assets resulting from operations .......................................    $ 3,089,147,329
                                                                                                           ===============


36 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Shares Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ----------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                        ----------------------------------
                                                                                              2006               2005
                                                                                        ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $   250,771,297    $   239,239,504
  Net realized gain (loss) from investments, written options, securities sold short,
   foreign currency transactions, and synthetic equity swaps ........................     1,277,505,915        754,413,165
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes .....     1,560,870,117        390,480,321
                                                                                        ----------------------------------
      Net increase (decrease) in net assets resulting from operations ...............     3,089,147,329      1,384,132,990
                                                                                        ----------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z ..........................................................................      (213,013,305)      (103,197,432)
   Class A ..........................................................................      (102,518,920)       (35,896,189)
   Class B ..........................................................................        (6,728,719)        (1,459,350)
   Class C ..........................................................................       (14,229,042)       (14,954,125)
   Class R ..........................................................................        (2,664,653)          (802,093)
  Net realized gains:
   Class Z ..........................................................................      (688,410,621)      (423,357,278)
   Class A ..........................................................................      (398,575,406)      (199,279,526)
   Class B ..........................................................................       (41,096,225)       (30,001,973)
   Class C ..........................................................................      (145,013,204)       (88,516,570)
   Class R ..........................................................................       (11,224,212)        (5,204,999)
                                                                                        ----------------------------------
 Total distributions to shareholders ................................................    (1,623,474,307)      (902,669,535)
                                                                                        ----------------------------------
 Capital share transactions: (Note 2)
   Class Z ..........................................................................     1,805,196,748      1,416,100,652
   Class A ..........................................................................     2,143,360,560      1,158,479,828
   Class B ..........................................................................        (4,818,299)         1,693,456
   Class C ..........................................................................       379,010,165        233,434,044
   Class R ..........................................................................        68,529,010         31,485,467
                                                                                        ----------------------------------
 Total capital share transactions ...................................................     4,391,278,184      2,841,193,447
                                                                                        ----------------------------------

 Redemption fees ....................................................................            44,080             37,371
                                                                                        ----------------------------------
      Net increase (decrease) in net assets .........................................     5,856,995,286      3,322,694,273
Net assets:
 Beginning of year ..................................................................    15,717,638,997     12,394,944,724
                                                                                        ----------------------------------
 End of year ........................................................................   $21,574,634,283    $15,717,638,997
                                                                                        ----------------------------------
Undistributed net investment income/Distributions in excess of net investment income included in net assets:
 End of year ........................................................................   $    (1,937,133)   $    72,585,668
                                                                                        ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Mutual Shares Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Shares Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


38 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 39

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


40 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2006, the Fund had no securities on loan.


                                                              Annual Report | 41

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


42 | Annual Report

Mutual Shares Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 1.9 billlion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                    ---------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 2006                                   2005
                                    ---------------------------------------------------------------------
                                       SHARES           AMOUNT               SHARES           AMOUNT
                                    ---------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ....................     58,989,808    $ 1,512,255,054         58,317,629    $ 1,382,140,067
 Shares issued in reinvestment of
  distributions .................     32,352,206        830,332,879         19,934,438        478,389,881
 Shares redeemed ................    (21,118,207)      (537,391,185)       (18,728,837)      (444,429,296)
                                    ---------------------------------------------------------------------
 Net increase (decrease) ........     70,223,807    $ 1,805,196,748         59,523,230    $ 1,416,100,652
                                    =====================================================================
CLASS A SHARES:
 Shares sold ....................     96,505,572    $ 2,449,217,770         62,183,806    $ 1,476,618,967
 Shares issued in reinvestment of
  distributions .................     18,089,962        461,565,811          9,031,555        215,572,318
 Shares redeemed ................    (30,363,019)      (767,423,021)       (22,579,055)      (533,711,457)
                                    ---------------------------------------------------------------------
 Net increase (decrease) ........     84,232,515    $ 2,143,360,560         48,636,306    $ 1,158,479,828
                                    =====================================================================
CLASS B SHARES:
 Shares sold ....................        857,349    $    21,132,869          1,344,083    $    30,694,786
 Shares issued in reinvestment of
  distributions .................      1,794,285         44,688,168          1,266,719         29,636,484
 Shares redeemed ................     (2,862,654)       (70,639,336)        (2,541,813)       (58,637,814)
                                    ---------------------------------------------------------------------
 Net increase (decrease) ........       (211,020)   $    (4,818,299)            68,989    $     1,693,456
                                    =====================================================================


                                                              Annual Report | 43

Mutual Shares Fund

2. CAPITAL STOCK (CONTINUED)

                                    ---------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                 2006                                   2005
                                    ---------------------------------------------------------------------
                                       SHARES           AMOUNT               SHARES           AMOUNT
                                    ---------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ....................     19,735,859    $   494,085,976         15,473,104    $   361,085,892
 Shares issued in reinvestment of
  distributions .................      5,691,658        144,004,696          4,035,616         94,971,880
 Shares redeemed ................    (10,380,456)      (259,080,507)        (9,546,635)      (222,623,728)
                                    ---------------------------------------------------------------------
 Net increase (decrease) ........     15,047,061    $   379,010,165          9,962,085    $   233,434,044
                                    =====================================================================
CLASS R SHARES:
 Shares sold ....................      3,617,851    $    91,221,363          2,060,687    $    48,448,915
 Shares issued in reinvestment of
  distributions .................        542,562         13,771,339            251,253          5,971,962
 Shares redeemed ................     (1,448,897)       (36,463,692)          (975,186)       (22,935,410)
                                    ---------------------------------------------------------------------
 Net increase (decrease) ........      2,711,516    $    68,529,010          1,336,754    $    31,485,467
                                    =====================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
-------------------------------------------------------------------------
      0.600%            Up to and including $5 billion
      0.570%            Over $5 billion, up to and including $10 billion
      0.550%            Over $10 billion, up to and including $15 billion
      0.530%            Over $15 billion, up to and including $20 billion
      0.510%            In excess of $20 billion


44 | Annual Report

Mutual Shares Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
---------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .............................................................    0.35%
Class B .............................................................    1.00%
Class C .............................................................    1.00%
Class R .............................................................    0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
 unaffiliated brokers/dealers ..................................  $ 9,082,673

Contingent deferred sales charges retained .....................  $   925,728

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $14,346,379, of which $9,071,491 was retained by Investor Services.


                                                              Annual Report | 45

Mutual Shares Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized currency losses of $206,647.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                       ----------------------------------
                                            2006               2005
                                       ----------------------------------
Distributions paid from:
 Ordinary income ...................   $   532,733,473    $   293,157,500
 Long term capital gain ............     1,090,740,834        609,512,035
                                       ----------------------------------
                                       $ 1,623,474,307    $   902,669,535
                                       ==================================

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ..................................    $16,240,089,753
                                                          ===============

Unrealized appreciation ..............................    $ 5,578,647,877
Unrealized depreciation ..............................       (324,291,791)
                                                          ---------------
Net unrealized appreciation (depreciation)............      5,254,356,086
                                                          ===============

Undistributed ordinary income ........................    $    11,485,782
Undistributed long term capital gains ................         31,087,822
                                                          ---------------
Distributable earnings ...............................    $    42,573,604
                                                          ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment companies bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.


46 | Annual Report

Mutual Shares Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $9,776,843,088 and $5,646,362,475, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:
                                                  -----------------------------
                                                   NUMBER OF         PREMIUMS
                                                   CONTRACTS         RECEIVED
                                                  -----------------------------
Options outstanding at
 December 31, 2005 ............................         1,000      $     80,997
Options written ...............................        28,224         4,786,222
Options expired ...............................        (7,919)         (869,625)
Options exercised .............................       (10,839)       (2,164,926)
Options closed ................................        (8,702)       (1,632,012)
                                                  -----------------------------
Options outstanding at December 31, 2006 ......         1,764      $    200,656
                                                  =============================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swaps outstanding:

                                         NUMBER OF     NOTIONAL     UNREALIZED
                                         CONTRACTS      VALUE       GAIN (LOSS)
-------------------------------------------------------------------------------
CONTRACTS TO BUY
Scottish Power PLC (7.46 GBP).........    134,055     $1,963,699   $      6,038
                                                                   ------------
Net unrealized gain (loss)......................................   $      6,038
                                                                   ------------

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                               CONTRACT       SETTLEMENT    UNREALIZED        UNREALIZED
                                                AMOUNT           DATE          GAIN              LOSS
---------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
     43,250,000     British Pound ........   $  82,056,928      1/08/07                     $  (2,647,685)
     76,892,139     British Pound ........     143,293,887      1/16/07                        (7,306,967)
    175,140,593     Euro .................     221,673,915      1/18/07                        (9,757,604)
    773,252,075     Danish Krone .........     131,228,793      1/23/07                        (5,810,579)
    158,000,000     Euro .................     205,973,770      1/24/07                        (2,872,376)
     70,839,087     Singapore Dollar .....      45,252,116      1/24/07                        (1,005,695)
    111,900,000     British Pound ........     220,251,219      2/08/07    $   1,060,503
     44,257,500     British Pound ........      84,398,211      2/08/07                        (2,293,774)
  1,321,326,553     Swedish Krona ........     193,980,261      2/15/07          528,960
     71,425,000     British Pound ........     140,282,153      2/20/07          370,974
    296,985,140     Euro .................     377,358,201      2/20/07                       (15,660,190)
    121,411,459     Euro .................     162,154,110      2/26/07        1,442,458
    124,428,362     Euro .................     163,650,722      2/26/07                        (1,054,386)


                                                              Annual Report | 47

Mutual Shares Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                CONTRACT      SETTLEMENT    UNREALIZED       UNREALIZED
                                                 AMOUNT          DATE          GAIN             LOSS
---------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
  1,075,000,000     Norwegian Krone ......   $ 176,948,912      3/07/07    $   4,044,738
    127,298,141     Swiss Franc ..........     107,462,218      3/07/07        2,355,850
    300,000,000     Euro .................     384,075,720      3/13/07                     $ (13,272,403)
     35,182,469     Australian Dollar ....      27,583,056      3/14/07                          (132,809)
  1,597,500,000     Swedish Krona ........     234,934,916      3/15/07          689,823
 38,544,972,637     Japanese Yen .........     336,350,614      3/19/07        9,116,863
    122,525,039     Japanese Yen .........       1,039,343      3/19/07                              (434)
  1,948,625,000     Korean Won ...........       2,125,000      3/22/07           25,984
 55,284,604,750     Korean Won ...........      58,552,500      3/22/07                          (998,860)
    233,085,532     Canadian Dollar ......     209,768,532      3/26/07        9,224,999
     21,081,510     Canadian Dollar ......      18,450,000      3/26/07                          (311,764)
    156,462,660     Euro .................     207,949,059      4/13/07          465,834
    307,539,167     Euro .................     390,994,219      4/18/07                       (16,905,934)
    104,467,689     Euro .................     140,018,558      5/24/07        1,272,645
     72,500,000     Euro .................      93,725,825      5/24/07                        (2,563,074)
     32,903,543     Euro .................      44,202,620      6/06/07          481,403
      8,036,511     Euro .................      10,642,913      6/06/07                           (35,757)
  2,400,298,250     Taiwan Dollar ........      75,400,000      6/06/07        1,737,212
    767,128,646     Norwegian Krone ......     126,641,051      6/07/07        2,883,899
    115,442,140     Norwegian Krone ......      18,600,000      6/07/07                          (198,213)
                                                                           ------------------------------
Unrealized gain (loss) on forward exchange contracts ................         35,702,145      (82,828,504)
                                                                           ------------------------------
       Net unrealized gain (loss) on forward exchange contracts ........................    $ (47,126,359)
                                                                                            =============

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $392,815,013, representing 1.82% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


48 | Annual Report

Mutual Shares Fund

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                             ACQUISITION
  AND CONTRACTS    ISSUER                                                       DATES              COST           VALUE
---------------------------------------------------------------------------------------------------------------------------
      763,805      AboveNet Inc. ......................................   10/02/01-11/25/03   $  38,348,164   $  23,402,985
       25,659      AboveNet Inc., wts., 9/08/08 .......................   10/02/01-10/02/03       3,196,155         821,088
       30,186      AboveNet Inc., wts., 9/08/10 .......................   10/02/01-10/03/03       3,430,956         869,357
        1,065      AboveNet Inc., options to purchase (shares),
                     exercise price $20.95, expiration date, 9/09/13...    4/17/06-9/08/06               --          28,808
      123,013      Anchor Resources LLC ...............................        6/29/04                   --              --
   11,573,733      Cerberus FIM Investors Auto Finance, LLC ...........       11/20/06           11,573,733      11,725,117
   34,533,170      Cerberus FIM Investors Auto Finance, LLC, 12.00%,
                     11/22/13                                                 11/21/06           34,533,170      34,533,170
    1,478,887      Cerberus FIM Investors Commercial Finance, LLC .....       11/20/06            1,478,887       1,498,231
    4,436,661      Cerberus FIM Investors Commercial Finance, LLC,
                   12.00%, 11/22/13 ...................................       11/20/06            4,436,661       4,436,661
    2,530,476      Cerberus FIM Investors Commercial Mortgage, LLC ....       11/20/06            2,530,476       2,563,575
    7,591,429      Cerberus FIM Investors Commercial Mortgage, LLC,
                     12.00%, 11/22/13                                         11/20/06            7,591,429       7,591,429
   12,055,348      Cerberus FIM Investors Insurance, LLC...............       11/20/06           12,055,348      12,213,032
   36,166,045      Cerberus FIM Investors Insurance, LLC, 12.00%,
                     11/22/13 .........................................       11/20/06           36,166,045      36,166,045
   25,569,306      Cerberus FIM Investors Rescap, LLC..................       11/20/06           25,569,306      25,903,752
   76,707,917      Cerberus FIM Investors Rescap, LLC, 12.00%,
                   11/22/13............................................       11/20/06           76,707,917      76,707,917
    1,879,100      DecisionOne Corp. ..................................    3/12/99-7/18/00        1,313,384       1,339,798
    2,187,193      DecisionOne Corp. 12.00%, 4/15/10 ..................   3/12/99-10/16/06        5,572,051       2,187,193
       25,721      Elephant Capital Holdings Ltd. .....................   8/29/03-7/29/04                --      34,864,956
       16,598      Esmark Inc. ........................................       7/28/06            17,587,881      13,666,627
       60,419      Esmark Inc., 8.00%, cvt. Pfd., A ...................   11/08/04-9/29/06       60,419,000      58,425,173
    4,423,071      Florida East Coast Industries Inc. .................   10/03/75-7/15/05      108,943,491     250,434,280
    6,069,096      International Automotive Components Group
                     Brazil, LLC ......................................    4/13/06-8/21/06        3,632,064      25,004,675
      953,142      International Automotive Components Group
                     Japan, LLC .......................................   9/26/06-11/14/06        9,294,996       8,007,242
   25,796,752      International Automotive Components Group LLC ......   1/12/06-10/16/06       25,809,409      25,796,752
    2,860,528      Kindred Healthcare Inc. ............................    4/28/99-3/29/06       34,247,209      68,616,915


                                                              Annual Report | 49

Mutual Shares Fund

11. RESTRICTED SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                             ACQUISITION
  AND CONTRACTS    ISSUER                                                       DATES              COST           VALUE
---------------------------------------------------------------------------------------------------------------------------
                   Kindred Healthcare Inc., options to purchase (shares):
        7,640        exercise price $23.75, expiration date, 7/17/11 ..    7/17/02-7/17/05    $          --   $       1,815
        2,292        exercise price $26.00, expiration date, 1/01/12 ..    1/01/03-1/01/06               --              --
        1,714        exercise price $9.07, expiration date, 1/01/13 ...    1/01/04-1/01/06               --          25,560
        1,136        exercise price $25.99, expiration date, 1/01/14 ..    1/01/05-1/01/06               --              --
          473        exercise price $27.90, expiration date, 1/01/15 ..        1/06/06                   --              --
      124,040      NCB Warrant Holdings Ltd., A .......................       12/16/05                   --      14,608,191
      202,380      Olympus Re Holdings Ltd. ...........................       12/19/01           20,238,000         202,380
    1,021,874      Owens Corning Inc. .................................   10/20/06-12/20/06      28,825,468      29,026,331
      911,589      Owens Corning Inc., options to sell (shares),
                     exercise price $25.00, expiration date, 4/06/07 ..       12/20/06               31,787              --
      911,589      Owens Corning Inc., options to purchase (shares),
                     exercise price $37.50, expiration date, 1/02/08 ..       12/20/06               81,379              --
      199,566      PTV Inc., 10.00%, pfd., A ..........................   12/07/01-3/06/02          598,698         748,373
                                                                                                              -------------
       TOTAL RESTRICTED SECURITIES (3.58% of Net Assets)...................................................   $ 771,417,428
                                                                                                              =============

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

------------------------------------------------------------------------------------
                                    NUMBER OF SHARES/
                                   WARRANTS/CONTRACTS/
                                    PRINCIPAL AMOUNT
                                    HELD AT BEGINNING       GROSS        GROSS
  NAME OF ISSUER                         OF YEAR          ADDITIONS    REDUCTIONS
------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
  AboveNet Inc. ................            763,805              --             --
  AboveNet Inc., Contingent
    Distribution ...............        106,869,000              --             --
  AboveNet Inc., options to
    purchase (shares), exercise
    price $20.95 expiration date,
    9/09/13 ....................                 --           1,065             --
  AboveNet Inc., wts., 9/08/08 .             25,659              --             --
  AboveNet Inc., wts., 9/08/10 .             30,186              --             --
  Alexander's Inc. .............            326,675              --             --
  Anchor Resources LLC .........            123,013              --             --
  Centennial Bank Holdings Inc.,
    144A .......................          3,845,467              --             --
  City Investing Company
    Liquidating Trust ..........          4,373,476              --      4,373,476
  DecisionOne Corp. ............          1,879,100              --             --
  DecisionOne Corp., 12.00%,
    4/15/10 ....................          2,039,765         147,428             --
  Elephant Capital Holdings Ltd.             25,721              --             --
  Esmark Inc. ..................                 --          16,598             --

-----------------------------------------------------------------------------------------------
                                   NUMBER OF SHARES/
                                  WARRANTS/CONTRACTS/
                                    PRINCIPAL AMOUNT      VALUE AT      INVESTMENT   REALIZED
                                     HELD AT END OF        END OF         INCOME      CAPITAL
  NAME OF ISSUER                          YEAR              YEAR          (LOSS)    GAIN (LOSS)
-----------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
  AboveNet Inc. ................          763,805       $ 23,402,985    $       --  $       --
  AboveNet Inc., Contingent
    Distribution ...............      106,869,000                 --            --          --
  AboveNet Inc., options to
    purchase (shares), exercise
    price $20.95 expiration date
    9/09/13 ....................            1,065             28,808            --          --
  AboveNet Inc., wts., 9/08/08 .           25,659            821,088            --          --
  AboveNet Inc., wts., 9/08/10 .           30,186            869,357            --          --
  Alexander's Inc. .............          326,675        137,089,164            --          --
  Anchor Resources LLC .........          123,013                 --            --     636,634
  Centennial Bank Holdings Inc.,
    144A .......................        3,845,467         36,378,118            --          --
  City Investing Company
    Liquidating Trust ..........               --                 --            --     507,323
  DecisionOne Corp. ............        1,879,100          1,339,798            --          --
  DecisionOne Corp., 12.00%,
    4/15/10 ....................        2,187,193          2,187,193       250,815          --
  Elephant Capital Holdings Ltd.           25,721         34,864,956            --          --
  Esmark Inc. ..................           16,598         13,666,627       132,784          --


50 | Annual Report

Mutual Shares Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

---------------------------------------------------------------------------------------------
                                              NUMBER OF
                                               SHARES/
                                              WARRANTS/
                                             CONTRACTS/
                                          PRINCIPAL AMOUNT
                                          HELD AT BEGINNING        GROSS            GROSS
  NAME OF ISSUER                               OF YEAR           ADDITIONS        REDUCTIONS
---------------------------------------------------------------------------------------------
  Esmark Inc., 8.00%, cvt. pfd.,
    A .................................            60,419                --                --
  Federal Signal Corp. ................         3,360,800                --                --
  FHC Delaware Inc. ...................           784,457                --           784,457
  Florida East Coast Industries Inc. ..         4,423,071                --                --
  International Automotive
    Components Group Brazil LLC ......                 --         6,069,096                --
  International Automotive
    Components Group Japan LLC ........                --           953,142                --
  International Automotive
    Components Group LLC ..............                --        25,796,752                --
  Kindred Healthcare Inc. .............         2,380,966         1,483,840         1,004,278
  Kindred Healthcare Inc.,
    options to purchase (shares):
    Exercise price $23.75,
       expiration date 7/17/11 ........             7,640                --                --
    Exercise price $26.00,
       expiration date 1/01/12 ........             1,724               568                --
    Exercise price $9.07,
       expiration date 1/01/13 ........             1,146               568                --
    Exercise price $25.99,
       expiration date 1/01/14 ........               568               568                --
    Exercise price $27.90,
       expiration date 1/10/15 ........                --               473                --
  Kindred Healthcare Inc., wts.,
       Series A, 4/20/06 ..............           211,977                --           211,977
  Kindred Healthcare Inc., wts.,
       Series B, 4/20/06 ..............           529,943                --           529,943
  Lancer Industries Inc., B ...........                 3                --                 3
  MBOP Liquidating Trust ..............           574,712                --           574,712
  OPTI Canada .........................         9,481,276         5,296,145 a      10,691,531
  TVMAX Holdings Inc. .................           257,217                --                --
  TVMAX Holdings Inc., PIK,
    11.50%, 1/30/07 ...................           433,314           233,883           220,819
  TVMAX Holdings Inc., PIK,
    14.00%, 1/30/07 ...................         1,203,379           182,366                --
  White Mountains Insurance
    Group Inc. ........................           740,448                --            10,791
  TOTAL NON-CONTROLLED AFFILIATES
   (5.72% of Net Assets) ....................................................................

-----------------------------------------------------------------------------------------------------
                                        NUMBER OF
                                         SHARES/
                                        WARRANTS/
                                       CONTRACTS/
                                        PRINCIPAL
                                         AMOUNT           VALUE AT        INVESTMENT      REALIZED
                                       HELD AT END         END OF          INCOME          CAPITAL
  NAME OF ISSUER                         OF YEAR            YEAR            (LOSS)       GAIN (LOSS)
-----------------------------------------------------------------------------------------------------
  Esmark Inc., 8.00%, cvt. pfd.,
    A ..............................        60,419      $ 58,425,173     $ 5,492,332     $         --
  Federal Signal Corp. .............     3,360,800        53,907,232         806,592               --
  FHC Delaware Inc. ................            --                --              --       (2,235,702)
  Florida East Coast Industries Inc.     4,423,071       250,434,280       1,194,229               --
  International Automotive
    Components Group Brazil LLC ....     6,069,096        25,004,675              --               --
  International Automotive
    Components Group Japan LLC .....       953,142         8,007,242              --               --
  International Automotive
    Components Group LLC ...........    25,796,752        25,796,752              --               --
  Kindred Healthcare Inc. ..........     2,860,528        68,616,915              --        3,200,236
  Kindred Healthcare Inc.,
    options to purchase (shares):
    Exercise price $23.75,
       expiration date 7/17/11 .....         7,640             1,815              --               --
    Exercise price $26.00,
       expiration date 1/01/12 .....         2,292                --              --               --
    Exercise price $9.07,
       expiration date 1/01/13 .....         1,714            25,560              --               --
    Exercise price $25.99,
       expiration date 1/01/14 .....         1,136                --              --               --
    Exercise price $27.90,
       expiration date 1/10/15 .....           473                --              --               --
  Kindred Healthcare Inc., wts., ...
       Series A, 4/20/06 .......                --                --              --               --
  Kindred Healthcare Inc., wts., ...
       Series B, 4/20/06 ...........            --                --              --               --
  Lancer Industries Inc., B ........            --                --              --        7,116,531
  MBOP Liquidating Trust ...........            --                --              --           82,679
  OPTI Canada ......................     4,085,890        69,357,566              --      171,437,242
  TVMAX Holdings Inc. ..............       257,217           257,217              --               --
  TVMAX Holdings Inc., PIK,
    11.50%, 1/30/07 ................       446,378           446,378          54,723               --
  TVMAX Holdings Inc., PIK,
    14.00%, 1/30/07 ................     1,385,745         1,385,745         179,862               --
  White Mountains Insurance
    Group Inc. .....................       729,657       422,785,155       5,903,002        2,829,724
                                                      -----------------------------------------------
  TOTAL NON-CONTROLLED AFFILIATES
   (5.72% of Net Assets) ..........................   $1,235,099,799     $14,014,339     $183,574,667
                                                      ===============================================

a Reflects a 2:1 stock split during the current year. The balance as of January 1, 2006 was 9,481,276.


                                                              Annual Report | 51

Mutual Shares Fund

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

14. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits


52 | Annual Report

Mutual Shares Fund

14. REGULATORY MATTERS (CONTINUED)

relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 53

Mutual Shares Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL SHARES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Shares Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2007


54 | Annual Report

Mutual Shares Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $1,003,778,016 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $304,025,825 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $98,235,375 as interest-related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $193,538,768 as a short-term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 31.91% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.


                                                              Annual Report | 55

Mutual Shares Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)  Director          Since 1987        7                           Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                     technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern
School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)          Director          Since 1994        7                           Independent Director, SLM
101 John F. Kennedy Parkway                                                                     Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                      Capital Corporation (financial
                                                                                                services).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)      Director          Since 2002        13                          Director, Franklin Templeton
101 John F. Kennedy Parkway                                                                     Emerging Markets Debt Opportunities
Short Hills, NJ 07078-2789                                                                      Fund PLC and Fiduciary
                                                                                                International Ireland Limited.
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)      Director          Since 1974        7                           None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)        Director          Since 1998        13                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Director and      Director since    30                          Director, El Oro and Exploration
101 John F. Kennedy Parkway     Chairman of       1991 and                                      Co., p.l.c. (investments) and ARC
Short Hills, NJ 07078-2789      the Board         Chairman of the                               Wireless Solutions, Inc. (wireless
                                                  Board since                                   components and network products).
                                                  2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)     Director          Since 1996        13                          None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)  Vice              Since 2005        Not Applicable              Not Applicable
101 John F. Kennedy Parkway,    President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief             Chief             Not Applicable              Not Applicable
One Franklin Parkway            Compliance        Compliance
San Mateo, CA 94403-1906        Officer and       Officer since
                                Vice President    2004
                                - AML             and Vice
                                Compliance        President
                                                  - AML
                                                  Compliance
                                                  since
                                                  February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)        Senior Vice       Since 2005        Not Applicable              Not Applicable
101 John F. Kennedy Parkway     President
Short Hills, NJ 07078-2789      and Chief
                                Investment
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice       Since 2002        Not Applicable              Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale,                Executive
FL 33394-3091                   Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)           Secretary         Since 2005        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President    Since 2000        Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)       President         Since 2005        Not Applicable              Not Applicable
101 John F. Kennedy Parkway     and Chief
Short Hills, NJ 07078-2702      Executive
                                Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION          TIME SERVED       BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer         Since 2005        Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice              Since 2005        Not Applicable              Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief             Since 2004        Not Applicable              Not Applicable
500 East Broward Blvd.          Financial
Suite 2100                      Officer and
Fort Lauderdale, FL             Chief
33394-3091                      Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).

------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 59

Mutual Shares Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


60 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 A2006 02/07






MUTUAL QUALIFIED FUND








                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         DECEMBER 31, 2006
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
       ANNUAL REPORT AND SHAREHOLDER LETTER                     VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
            MUTUAL QUALIFIED FUND
                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              Thank You For Your
                              Continued Participation

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Annual Report

Mutual Qualified Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to, but less than, 50% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a +19.29% cumulative total return for the 12 months ended December 31, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.78% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product
(GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%. 2

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


4 | Annual Report
anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

Outside the U.S., the economy continued to grow. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the global economy also faced head-winds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and global equity and commodity markets rose in the latter part of the year.

U.S. equity markets performed well for the year in this environment. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%. 4 Non-U.S. equity markets ended 2006 on a stronger note, and all major non-U.S. regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                             42.9%
France                                           11.7%
U.K                                               8.4%
South Korea                                       4.8%
Germany                                           3.5%
Norway                                            3.3%
Spain                                             2.3%
Japan                                             2.3%
Switzerland                                       2.0%
Bermuda                                           1.5%
Finland                                           1.4%
Netherlands                                       1.4%
Hong Kong                                         1.3%
Sweden                                            1.3%
Other                                             4.6%
Short-Term Investments & Other Net Assets         7.3%

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    11.4%
--------------------------------------------------------------------------------
Insurance                                                                  11.3%
--------------------------------------------------------------------------------
Food Products                                                               9.6%
--------------------------------------------------------------------------------
Commercial Banks                                                            5.5%
--------------------------------------------------------------------------------
Real Estate                                                                 4.4%
--------------------------------------------------------------------------------
Health Care Providers & Services                                            4.4%
--------------------------------------------------------------------------------
Media                                                                       3.7%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      2.8%
--------------------------------------------------------------------------------
Paper & Forest Products                                                     2.7%
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.


6 | Annual Report

MANAGER'S DISCUSSION

During the year under review, the largest contributor to Fund performance was our equity portfolio. Three of our best performing investments during the fiscal year were KT&G Corp., a South Korean tobacco products manufacturer; Orkla, a Norwegian conglomerate; and Groupe Danone, a French food-processing company.

KT&G, the world's ninth largest tobacco company, is South Korea's leading cigarette manufacturer, with 72% market share. During 2006, KT&G increased its market share by launching new products with higher average selling prices while experiencing ongoing strong performance in its ginseng business. Another factor contributing to KT&G's performance was the election of an activist shareholder to the company's board of directors. Many investors believed this new director would focus the company on unlocking shareholder value. The company announced its growth strategy for its cigarette and ginseng businesses, as well as a large shareholder return of capital. Through the company's share buy-back program and higher dividend policy, KT&G will return the equivalent of 30% of its market capitalization from 2006 to 2008. Although KT&G's stock price gained 25% in local currency during 2006, the shares traded significantly below our estimate of fair value.

Orkla's stock price appreciated 29% in local currency during the year under review. Several Orkla divisions performed well in 2006, including the specialty materials division, which benefited from higher aluminum and hydroelectricity prices and from the restructured aluminum business. In addition, the company's investment portfolio appreciated significantly during the year. Aside from these positive factors, Orkla experienced three corporate events during the period that we believe highlighted the company's value. In May, Renewable Energy Corporation (REC), the leading global supplier of solar-grade silicon and wafers, completed an initial public offering (IPO). Driven by strong demand for solar panels, REC's share price appreciated 20% since May's IPO through period-end. Orkla, which owns a 23.5% stake in REC, benefited from the share price appreciation. In July, Orkla divested most of its media assets at what we believed was an attractive price, and many investors considered the asset sale a positive step toward making Orkla a more focused company. Finally, in November, Orkla created a joint venture with Alcoa for its soft alloy business that it believes has the potential to become a global leader in its field and significant potential for cost savings. Although Orkla has improved its operations and become more focused, the company's shares traded at a significant discount to their intrinsic value at period-end in our assessment.

TOP 10 HOLDINGS
12/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        3.5%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
KT&G Corp.                                                                  3.3%
  TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                                            2.7%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.3%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Altadis SA                                                                  2.3%
  TOBACCO, SPAIN
--------------------------------------------------------------------------------
Generale de Sante                                                           2.3%
  HEALTH CARE PROVIDERS & SERVICES, FRANCE
--------------------------------------------------------------------------------
Groupe Danone                                                               2.2%
  FOOD PRODUCTS, FRANCE
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              2.1%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Pernod Ricard SA                                                            2.0%
  BEVERAGES, FRANCE
--------------------------------------------------------------------------------
British American Tobacco PLC                                                1.9%
  TOBACCO, U.K.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Groupe Danone produces yogurt, biscuits and bottled water. The company ranks first in global yogurt sales, which represent 55% of Danone's overall sales, with an 18% market share that is about four times larger than its closest competitor. We believe that given its scale, Danone not only has a purchasing advantage, but also can leverage its relationships with distributors to cross-sell products and further increase market share. Additionally, consumers seem to like the company's offerings in the healthy and functional food categories. Danone was also expanding geographically to new markets in China, India, Russia and Mexico, as well as introducing dairy products in the U.S. that recently experienced growth rates above 20%. In November, company management increased its sales growth target from 5%-7% to 6%-8%. For the year under review, Danone's share price increased 32% in local currency.

Although the Fund performed well during the fiscal year, it had some underachieving holdings. Three investments that failed to meet our expectations were The Mills Corp., a regional retail- and entertainment-oriented real estate investment trust; NTL, a U.K. cable television company; and Mitsubishi UFJ Financial Group, a Japanese banking and financial services company. Shares of The Mills Corp., which we purchased and sold during the period, dropped as the company faced accounting issues and investigations and was expected to announce a restatement of historical financial results. The company's shares fell 41% in value for the time we held them. NTL, the U.K.'s largest cable television provider, generated lackluster operating results as it continued to restructure its NTL unit while integrating its early 2006 acquisition of cable TV operator Telewest, as well as its purchase of mobile telephone company Virgin Mobile. NTL's share price was also negatively impacted by news late in the year that the company was interested in pursuing a transaction with ITV, a U.K. media firm. By period-end, such a transaction appeared unlikely following the acquisition of an 18% position in ITV by competitor British Sky Broadcasting. For the 12-month period, NTL shares declined 6%. Mitsubishi UFJ's lackluster performance in 2006 (-8% in local currency) was attributable to flat loan balances and net interest margins, which were contrary to investors' expectations given developments in Japan's interest rate environment.

Finally, investors should note that we remained substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


8 | Annual Report

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.


                         /s/ Anne E. Gudefin
[PHOTO OMITTED]
                         Anne E. Gudefin, CFA
                         Portfolio Manager


                         /s/ Shawn M. Tumulty
[PHOTO OMITTED]
                         Shawn M. Tumulty, CFA
                         Assistant Portfolio Manager

                         Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------

ANNE GUDEFIN has been portfolio manager for Mutual Qualified Fund since 2002. She is also portfolio manager for Mutual Discovery Fund and has been a member of the management team of the Mutual Series Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

SHAWN TUMULTY has been an assistant portfolio manager for Mutual Qualified Fund since 2003. He joined Franklin Templeton Investments in 2000. Prior to joining Franklin Templeton Investments, Mr. Tumulty was an analyst and portfolio manager at Hamilton Partners Limited.

--------------------------------------------------------------------------------


                                                               Annual Report | 9

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS Z (SYMBOL: MQIFX)                                         CHANGE           12/31/06        12/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$2.07             $21.88          $19.81
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.4016
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                      $0.0438
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $1.2581
----------------------------------------------------------------------------------------------------------
         TOTAL                               $1.7035
----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEQIX)                                         CHANGE           12/31/06        12/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$2.04             $21.75          $19.71
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.3347
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                      $0.0438
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $1.2581
----------------------------------------------------------------------------------------------------------
         TOTAL                               $1.6366
----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBQX)                                         CHANGE           12/31/06        12/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$1.98             $21.32          $19.34
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1867
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                      $0.0438
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $1.2581
----------------------------------------------------------------------------------------------------------
         TOTAL                               $1.4886
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMQX)                                         CHANGE           12/31/06        12/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$2.00             $21.58          $19.58
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1988
----------------------------------------------------------------------------------------------------------
Short-Term Capital Gain                      $0.0438
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $1.2581
----------------------------------------------------------------------------------------------------------
         TOTAL                               $1.5007
----------------------------------------------------------------------------------------------------------


10 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------------
CLASS Z                                                 1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +19.29%            +76.36%              +211.06%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +19.29%            +12.02%               +12.02%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                          $11,929            $17,636               $31,106
-----------------------------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +18.94%            +73.36%              +200.38%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +12.11%            +10.32%               +10.97%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                          $11,211            $16,342               $28,311
-----------------------------------------------------------------------------------------------------------
CLASS B                                                 1-YEAR             5-YEAR        INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +18.16%            +67.78%              +128.93%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +14.16%            +10.64%               +10.92%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                          $11,416            $16,578               $22,893
-----------------------------------------------------------------------------------------------------------
CLASS C                                                 1-YEAR             5-YEAR               10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                              +18.16%            +67.80%              +181.51%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                          +17.16%            +10.91%               +10.90%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                          $11,716            $16,780               $28,151
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS Z                     12/31/06
------------------------------------
1-Year                       +19.29%
------------------------------------
5-Year                       +12.02%
------------------------------------
10-Year                      +12.02%
------------------------------------

CLASS Z (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

       Date                 Mutual Qualified Fund                S&P 500 5
--------------------------------------------------------------------------------
     1/1/1997                       $10,000                       $10,000
    1/31/1997                       $10,326                       $10,624
    2/28/1997                       $10,551                       $10,708
    3/31/1997                       $10,416                       $10,269
    4/30/1997                       $10,508                       $10,881
    5/31/1997                       $11,013                       $11,543
    6/30/1997                       $11,377                       $12,060
    7/31/1997                       $11,968                       $13,019
    8/31/1997                       $11,868                       $12,290
    9/30/1997                       $12,463                       $12,963
   10/31/1997                       $12,118                       $12,531
   11/30/1997                       $12,262                       $13,110
   12/31/1997                       $12,492                       $13,335
    1/31/1998                       $12,430                       $13,482
    2/28/1998                       $13,151                       $14,454
    3/31/1998                       $13,666                       $15,194
    4/30/1998                       $13,680                       $15,347
    5/31/1998                       $13,632                       $15,083
    6/30/1998                       $13,543                       $15,695
    7/31/1998                       $13,143                       $15,529
    8/31/1998                       $11,188                       $13,286
    9/30/1998                       $11,146                       $14,137
   10/31/1998                       $11,796                       $15,286
   11/30/1998                       $12,382                       $16,212
   12/31/1998                       $12,554                       $17,146
    1/31/1999                       $12,638                       $17,862
    2/28/1999                       $12,295                       $17,307
    3/31/1999                       $12,920                       $18,000
    4/30/1999                       $14,057                       $18,697
    5/31/1999                       $14,232                       $18,256
    6/30/1999                       $14,653                       $19,268
    7/31/1999                       $14,378                       $18,667
    8/31/1999                       $13,702                       $18,575
    9/30/1999                       $13,388                       $18,066
   10/31/1999                       $13,749                       $19,209
   11/30/1999                       $14,150                       $19,600
   12/31/1999                       $14,266                       $20,753
    1/31/2000                       $13,870                       $19,711
    2/29/2000                       $13,237                       $19,338
    3/31/2000                       $14,680                       $21,228
    4/30/2000                       $14,697                       $20,590
    5/31/2000                       $15,017                       $20,169
    6/30/2000                       $14,779                       $20,666
    7/31/2000                       $15,226                       $20,343
    8/31/2000                       $15,903                       $21,606
    9/30/2000                       $15,948                       $20,466
   10/31/2000                       $16,086                       $20,379
   11/30/2000                       $15,583                       $18,773
   12/31/2000                       $16,299                       $18,865
    1/31/2001                       $17,173                       $19,534
    2/28/2001                       $17,143                       $17,754
    3/31/2001                       $16,770                       $16,630
    4/30/2001                       $17,565                       $17,922
    5/31/2001                       $18,193                       $18,042
    6/30/2001                       $18,478                       $17,603
    7/31/2001                       $18,558                       $17,429
    8/31/2001                       $18,236                       $16,339
    9/30/2001                       $16,542                       $15,020
   10/31/2001                       $16,421                       $15,307
   11/30/2001                       $17,117                       $16,481
   12/31/2001                       $17,638                       $16,625
    1/31/2002                       $17,563                       $16,383
    2/28/2002                       $17,648                       $16,067
    3/31/2002                       $18,258                       $16,671
    4/30/2002                       $18,386                       $15,661
    5/31/2002                       $18,386                       $15,546
    6/30/2002                       $17,135                       $14,439
    7/31/2002                       $15,927                       $13,313
    8/31/2002                       $16,069                       $13,401
    9/30/2002                       $15,024                       $11,946
   10/31/2002                       $15,231                       $12,996
   11/30/2002                       $15,612                       $13,760
   12/31/2002                       $15,398                       $12,952
    1/31/2003                       $15,276                       $12,613
    2/28/2003                       $14,956                       $12,424
    3/31/2003                       $14,989                       $12,543
    4/30/2003                       $16,016                       $13,577
    5/31/2003                       $16,910                       $14,292
    6/30/2003                       $17,189                       $14,474
    7/31/2003                       $17,444                       $14,730
    8/31/2003                       $17,877                       $15,016
    9/30/2003                       $17,789                       $14,857
   10/31/2003                       $18,544                       $15,697
   11/30/2003                       $19,166                       $15,835
   12/31/2003                       $20,093                       $16,665
    1/31/2004                       $20,285                       $16,971
    2/29/2004                       $20,779                       $17,207
    3/31/2004                       $20,779                       $16,947
    4/30/2004                       $20,172                       $16,682
    5/31/2004                       $20,341                       $16,910
    6/30/2004                       $20,725                       $17,239
    7/31/2004                       $20,409                       $16,668
    8/31/2004                       $20,680                       $16,735
    9/30/2004                       $21,175                       $16,916
   10/31/2004                       $21,412                       $17,175
   11/30/2004                       $22,741                       $17,870
   12/31/2004                       $23,437                       $18,477
    1/31/2005                       $22,920                       $18,027
    2/28/2005                       $23,557                       $18,406
    3/31/2005                       $23,364                       $18,081
    4/30/2005                       $23,172                       $17,738
    5/31/2005                       $23,749                       $18,302
    6/30/2005                       $24,236                       $18,328
    7/31/2005                       $25,028                       $19,009
    8/31/2005                       $24,991                       $18,836
    9/30/2005                       $25,393                       $18,988
   10/31/2005                       $24,736                       $18,672
   11/30/2005                       $25,478                       $19,377
   12/31/2005                       $26,076                       $19,384
    1/31/2006                       $26,694                       $19,897
    2/28/2006                       $27,063                       $19,951
    3/31/2006                       $28,076                       $20,199
    4/30/2006                       $28,248                       $20,470
    5/31/2006                       $27,839                       $19,882
    6/30/2006                       $27,804                       $19,908
    7/31/2006                       $27,977                       $20,031
    8/31/2006                       $28,765                       $20,507
    9/30/2006                       $28,885                       $21,035
   10/31/2006                       $29,859                       $21,720
   11/30/2006                       $30,540                       $22,133
   12/31/2006                       $31,106                       $22,443

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
CLASS A                     12/31/06
------------------------------------
1-Year                       +12.11%
------------------------------------
5-Year                       +10.32%
------------------------------------
10-Year                      +10.97%
------------------------------------

CLASS A (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

      Date                 Mutual Qualified Fund           S&P 500 5
--------------------------------------------------------------------------------
    1/1/1997                      $9,425                    $10,000
   1/31/1997                      $9,730                    $10,624
   2/28/1997                      $9,936                    $10,708
   3/31/1997                      $9,803                    $10,269
   4/30/1997                      $9,890                    $10,881
   5/31/1997                     $10,360                    $11,543
   6/30/1997                     $10,697                    $12,060
   7/31/1997                     $11,253                    $13,019
   8/31/1997                     $11,153                    $12,290
   9/30/1997                     $11,708                    $12,963
  10/31/1997                     $11,383                    $12,531
  11/30/1997                     $11,513                    $13,110
  12/31/1997                     $11,728                    $13,335
   1/31/1998                     $11,664                    $13,482
   2/28/1998                     $12,336                    $14,454
   3/31/1998                     $12,814                    $15,194
   4/30/1998                     $12,827                    $15,347
   5/31/1998                     $12,776                    $15,083
   6/30/1998                     $12,685                    $15,695
   7/31/1998                     $12,314                    $15,529
   8/31/1998                     $10,475                    $13,286
   9/30/1998                     $10,436                    $14,137
  10/31/1998                     $11,047                    $15,286
  11/30/1998                     $11,585                    $16,212
  12/31/1998                     $11,746                    $17,146
   1/31/1999                     $11,825                    $17,862
   2/28/1999                     $11,496                    $17,307
   3/31/1999                     $12,082                    $18,000
   4/30/1999                     $13,141                    $18,697
   5/31/1999                     $13,306                    $18,256
   6/30/1999                     $13,691                    $19,268
   7/31/1999                     $13,426                    $18,667
   8/31/1999                     $12,792                    $18,575
   9/30/1999                     $12,497                    $18,066
  10/31/1999                     $12,829                    $19,209
  11/30/1999                     $13,197                    $19,600
  12/31/1999                     $13,305                    $20,753
   1/31/2000                     $12,934                    $19,711
   2/29/2000                     $12,335                    $19,338
   3/31/2000                     $13,676                    $21,228
   4/30/2000                     $13,684                    $20,590
   5/31/2000                     $13,983                    $20,169
   6/30/2000                     $13,764                    $20,666
   7/31/2000                     $14,173                    $20,343
   8/31/2000                     $14,788                    $21,606
   9/30/2000                     $14,831                    $20,466
  10/31/2000                     $14,950                    $20,379
  11/30/2000                     $14,481                    $18,773
  12/31/2000                     $15,143                    $18,865
   1/31/2001                     $15,948                    $19,534
   2/28/2001                     $15,920                    $17,754
   3/31/2001                     $15,564                    $16,630
   4/30/2001                     $16,304                    $17,922
   5/31/2001                     $16,880                    $18,042
   6/30/2001                     $17,132                    $17,603
   7/31/2001                     $17,207                    $17,429
   8/31/2001                     $16,897                    $16,339
   9/30/2001                     $15,328                    $15,020
  10/31/2001                     $15,216                    $15,307
  11/30/2001                     $15,854                    $16,481
  12/31/2001                     $16,331                    $16,625
   1/31/2002                     $16,252                    $16,383
   2/28/2002                     $16,331                    $16,067
   3/31/2002                     $16,888                    $16,671
   4/30/2002                     $16,997                    $15,661
   5/31/2002                     $16,997                    $15,546
   6/30/2002                     $15,830                    $14,439
   7/31/2002                     $14,719                    $13,313
   8/31/2002                     $14,840                    $13,401
   9/30/2002                     $13,880                    $11,946
  10/31/2002                     $14,062                    $12,996
  11/30/2002                     $14,405                    $13,760
  12/31/2002                     $14,209                    $12,952
   1/31/2003                     $14,096                    $12,613
   2/28/2003                     $13,800                    $12,424
   3/31/2003                     $13,810                    $12,543
   4/30/2003                     $14,760                    $13,577
   5/31/2003                     $15,577                    $14,292
   6/30/2003                     $15,831                    $14,474
   7/31/2003                     $16,057                    $14,730
   8/31/2003                     $16,448                    $15,016
   9/30/2003                     $16,376                    $14,857
  10/31/2003                     $17,054                    $15,697
  11/30/2003                     $17,630                    $15,835
  12/31/2003                     $18,469                    $16,665
   1/31/2004                     $18,646                    $16,971
   2/29/2004                     $19,092                    $17,207
   3/31/2004                     $19,092                    $16,947
   4/30/2004                     $18,521                    $16,682
   5/31/2004                     $18,677                    $16,910
   6/30/2004                     $19,025                    $17,239
   7/31/2004                     $18,724                    $16,668
   8/31/2004                     $18,963                    $16,735
   9/30/2004                     $19,420                    $16,916
  10/31/2004                     $19,628                    $17,175
  11/30/2004                     $20,843                    $17,870
  12/31/2004                     $21,474                    $18,477
   1/31/2005                     $20,987                    $18,027
   2/28/2005                     $21,573                    $18,406
   3/31/2005                     $21,385                    $18,081
   4/30/2005                     $21,208                    $17,738
   5/31/2005                     $21,728                    $18,302
   6/30/2005                     $22,159                    $18,328
   7/31/2005                     $22,876                    $19,009
   8/31/2005                     $22,842                    $18,836
   9/30/2005                     $23,212                    $18,988
  10/31/2005                     $22,596                    $18,672
  11/30/2005                     $23,268                    $19,377
  12/31/2005                     $23,803                    $19,384
   1/31/2006                     $24,371                    $19,897
   2/28/2006                     $24,697                    $19,951
   3/31/2006                     $25,602                    $20,199
   4/30/2006                     $25,759                    $20,470
   5/31/2006                     $25,385                    $19,882
   6/30/2006                     $25,345                    $19,908
   7/31/2006                     $25,504                    $20,031
   8/31/2006                     $26,202                    $20,507
   9/30/2006                     $26,300                    $21,035
  10/31/2006                     $27,181                    $21,720
  11/30/2006                     $27,794                    $22,133
  12/31/2006                     $28,311                    $22,443


12 | Annual Report

CLASS B (1/1/99-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        Date                  Mutual Qualified Fund           S&P 500 5
--------------------------------------------------------------------------------
       1/1/1999                      $10,000                   $10,000
      1/31/1999                      $10,061                   $10,418
      2/28/1999                       $9,787                   $10,094
      3/31/1999                      $10,274                   $10,498
      4/30/1999                      $11,163                   $10,905
      5/31/1999                      $11,297                   $10,647
      6/30/1999                      $11,617                   $11,238
      7/31/1999                      $11,385                   $10,887
      8/31/1999                      $10,851                   $10,834
      9/30/1999                      $10,588                   $10,537
     10/31/1999                      $10,864                   $11,203
     11/30/1999                      $11,171                   $11,431
     12/31/1999                      $11,255                   $12,104
      1/31/2000                      $10,933                   $11,496
      2/29/2000                      $10,423                   $11,279
      3/31/2000                      $11,550                   $12,381
      4/30/2000                      $11,557                   $12,009
      5/31/2000                      $11,805                   $11,763
      6/30/2000                      $11,605                   $12,053
      7/31/2000                      $11,946                   $11,865
      8/31/2000                      $12,461                   $12,601
      9/30/2000                      $12,491                   $11,936
     10/31/2000                      $12,585                   $11,886
     11/30/2000                      $12,186                   $10,949
     12/31/2000                      $12,731                   $11,003
      1/31/2001                      $13,405                   $11,393
      2/28/2001                      $13,366                   $10,355
      3/31/2001                      $13,064                    $9,699
      4/30/2001                      $13,676                   $10,453
      5/31/2001                      $14,156                   $10,523
      6/30/2001                      $14,358                   $10,267
      7/31/2001                      $14,413                   $10,166
      8/31/2001                      $14,151                    $9,530
      9/30/2001                      $12,830                    $8,760
     10/31/2001                      $12,719                    $8,927
     11/30/2001                      $13,252                    $9,612
     12/31/2001                      $13,644                    $9,696
      1/31/2002                      $13,569                    $9,555
      2/28/2002                      $13,628                    $9,371
      3/31/2002                      $14,089                    $9,723
      4/30/2002                      $14,173                    $9,134
      5/31/2002                      $14,165                    $9,067
      6/30/2002                      $13,184                    $8,421
      7/31/2002                      $12,253                    $7,765
      8/31/2002                      $12,338                    $7,816
      9/30/2002                      $11,536                    $6,967
     10/31/2002                      $11,681                    $7,580
     11/30/2002                      $11,963                    $8,025
     12/31/2002                      $11,792                    $7,554
      1/31/2003                      $11,689                    $7,357
      2/28/2003                      $11,439                    $7,246
      3/31/2003                      $11,448                    $7,316
      4/30/2003                      $12,222                    $7,919
      5/31/2003                      $12,900                    $8,335
      6/30/2003                      $13,099                    $8,442
      7/31/2003                      $13,280                    $8,591
      8/31/2003                      $13,600                    $8,758
      9/30/2003                      $13,523                    $8,665
     10/31/2003                      $14,076                    $9,155
     11/30/2003                      $14,543                    $9,236
     12/31/2003                      $15,237                    $9,720
      1/31/2004                      $15,368                    $9,898
      2/29/2004                      $15,733                   $10,036
      3/31/2004                      $15,715                    $9,884
      4/30/2004                      $15,246                    $9,729
      5/31/2004                      $15,359                    $9,863
      6/30/2004                      $15,634                   $10,054
      7/31/2004                      $15,382                    $9,722
      8/31/2004                      $15,573                    $9,761
      9/30/2004                      $15,938                    $9,866
     10/31/2004                      $16,104                   $10,017
     11/30/2004                      $17,086                   $10,422
     12/31/2004                      $17,594                   $10,777
      1/31/2005                      $17,188                   $10,514
      2/28/2005                      $17,658                   $10,735
      3/31/2005                      $17,502                   $10,545
      4/30/2005                      $17,336                   $10,345
      5/31/2005                      $17,760                   $10,674
      6/30/2005                      $18,100                   $10,690
      7/31/2005                      $18,678                   $11,087
      8/31/2005                      $18,632                   $10,986
      9/30/2005                      $18,921                   $11,075
     10/31/2005                      $18,408                   $10,890
     11/30/2005                      $18,949                   $11,301
     12/31/2005                      $19,375                   $11,306
      1/31/2006                      $19,826                   $11,605
      2/28/2006                      $20,086                   $11,636
      3/31/2006                      $20,817                   $11,781
      4/30/2006                      $20,928                   $11,939
      5/31/2006                      $20,607                   $11,596
      6/30/2006                      $20,562                   $11,611
      7/31/2006                      $20,673                   $11,683
      8/31/2006                      $21,242                   $11,960
      9/30/2006                      $21,313                   $12,268
     10/31/2006                      $22,004                   $12,668
     11/30/2006                      $22,491                   $12,909
     12/31/2006                      $22,893                   $13,090

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      12/31/06
-------------------------------------
1-Year                        +14.16%
-------------------------------------
5-Year                        +10.64%
-------------------------------------
Since Inception (1/1/99)      +10.92%
-------------------------------------

CLASS C (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

        Date                Mutual Qualified Fund               S&P 500 5
--------------------------------------------------------------------------------
       1/1/1997                     $10,000                      $10,000
      1/31/1997                     $10,317                      $10,624
      2/28/1997                     $10,533                      $10,708
      3/31/1997                     $10,385                      $10,269
      4/30/1997                     $10,471                      $10,881
      5/31/1997                     $10,971                      $11,543
      6/30/1997                     $11,322                      $12,060
      7/31/1997                     $11,901                      $13,019
      8/31/1997                     $11,794                      $12,290
      9/30/1997                     $12,370                      $12,963
     10/31/1997                     $12,020                      $12,531
     11/30/1997                     $12,151                      $13,110
     12/31/1997                     $12,370                      $13,335
      1/31/1998                     $12,295                      $13,482
      2/28/1998                     $12,999                      $14,454
      3/31/1998                     $13,498                      $15,194
      4/30/1998                     $13,498                      $15,347
      5/31/1998                     $13,437                      $15,083
      6/30/1998                     $13,341                      $15,695
      7/31/1998                     $12,934                      $15,529
      8/31/1998                     $10,998                      $13,286
      9/30/1998                     $10,949                      $14,137
     10/31/1998                     $11,581                      $15,286
     11/30/1998                     $12,143                      $16,212
     12/31/1998                     $12,299                      $17,146
      1/31/1999                     $12,374                      $17,862
      2/28/1999                     $12,028                      $17,307
      3/31/1999                     $12,629                      $18,000
      4/30/1999                     $13,728                      $18,697
      5/31/1999                     $13,893                      $18,256
      6/30/1999                     $14,290                      $19,268
      7/31/1999                     $14,003                      $18,667
      8/31/1999                     $13,346                      $18,575
      9/30/1999                     $13,021                      $18,066
     10/31/1999                     $13,361                      $19,209
     11/30/1999                     $13,740                      $19,600
     12/31/1999                     $13,841                      $20,753
      1/31/2000                     $13,446                      $19,711
      2/29/2000                     $12,819                      $19,338
      3/31/2000                     $14,203                      $21,228
      4/30/2000                     $14,212                      $20,590
      5/31/2000                     $14,517                      $20,169
      6/30/2000                     $14,269                      $20,666
      7/31/2000                     $14,688                      $20,343
      8/31/2000                     $15,329                      $21,606
      9/30/2000                     $15,365                      $20,466
     10/31/2000                     $15,472                      $20,379
     11/30/2000                     $14,982                      $18,773
     12/31/2000                     $15,656                      $18,865
      1/31/2001                     $16,482                      $19,534
      2/28/2001                     $16,444                      $17,754
      3/31/2001                     $16,074                      $16,630
      4/30/2001                     $16,814                      $17,922
      5/31/2001                     $17,412                      $18,042
      6/30/2001                     $17,665                      $17,603
      7/31/2001                     $17,723                      $17,429
      8/31/2001                     $17,401                      $16,339
      9/30/2001                     $15,773                      $15,020
     10/31/2001                     $15,647                      $15,307
     11/30/2001                     $16,300                      $16,481
     12/31/2001                     $16,777                      $16,625
      1/31/2002                     $16,694                      $16,383
      2/28/2002                     $16,766                      $16,067
      3/31/2002                     $17,320                      $16,671
      4/30/2002                     $17,423                      $15,661
      5/31/2002                     $17,412                      $15,546
      6/30/2002                     $16,219                      $14,439
      7/31/2002                     $15,062                      $13,313
      8/31/2002                     $15,177                      $13,401
      9/30/2002                     $14,187                      $11,946
     10/31/2002                     $14,364                      $12,996
     11/30/2002                     $14,718                      $13,760
     12/31/2002                     $14,506                      $12,952
      1/31/2003                     $14,381                      $12,613
      2/28/2003                     $14,066                      $12,424
      3/31/2003                     $14,077                      $12,543
      4/30/2003                     $15,030                      $13,577
      5/31/2003                     $15,857                      $14,292
      6/30/2003                     $16,110                      $14,474
      7/31/2003                     $16,331                      $14,730
      8/31/2003                     $16,721                      $15,016
      9/30/2003                     $16,636                      $14,857
     10/31/2003                     $17,321                      $15,697
     11/30/2003                     $17,890                      $15,835
     12/31/2003                     $18,736                      $16,665
      1/31/2004                     $18,895                      $16,971
      2/29/2004                     $19,350                      $17,207
      3/31/2004                     $19,329                      $16,947
      4/30/2004                     $18,747                      $16,682
      5/31/2004                     $18,884                      $16,910
      6/30/2004                     $19,228                      $17,239
      7/31/2004                     $18,921                      $16,668
      8/31/2004                     $19,154                      $16,735
      9/30/2004                     $19,599                      $16,916
     10/31/2004                     $19,800                      $17,175
     11/30/2004                     $21,007                      $17,870
     12/31/2004                     $21,643                      $18,477
      1/31/2005                     $21,139                      $18,027
      2/28/2005                     $21,722                      $18,406
      3/31/2005                     $21,520                      $18,081
      4/30/2005                     $21,318                      $17,738
      5/31/2005                     $21,834                      $18,302
      6/30/2005                     $22,258                      $18,328
      7/31/2005                     $22,973                      $19,009
      8/31/2005                     $22,916                      $18,836
      9/30/2005                     $23,268                      $18,988
     10/31/2005                     $22,644                      $18,672
     11/30/2005                     $23,302                      $19,377
     12/31/2005                     $23,825                      $19,384
      1/31/2006                     $24,385                      $19,897
      2/28/2006                     $24,702                      $19,951
      3/31/2006                     $25,590                      $20,199
      4/30/2006                     $25,737                      $20,470
      5/31/2006                     $25,335                      $19,882
      6/30/2006                     $25,293                      $19,908
      7/31/2006                     $25,429                      $20,031
      8/31/2006                     $26,120                      $20,507
      9/30/2006                     $26,206                      $21,035
     10/31/2006                     $27,057                      $21,720
     11/30/2006                     $27,662                      $22,133
     12/31/2006                     $28,151                      $22,443

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      12/31/06
-------------------------------------
1-Year                        +17.16%
-------------------------------------
5-Year                        +10.91%
-------------------------------------
10-Year                       +10.90%
-------------------------------------


                                                              Annual Report | 13

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                                     VALUE 7/1/06        VALUE 12/31/06     PERIOD* 7/1/06-12/31/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,118.80                $4.54
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,020.92                $4.33
-----------------------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,117.00                $6.30
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,019.26                $6.01
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,113.40                $9.85
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,015.88                $9.40
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000             $1,113.00                $9.91
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000             $1,015.83                $9.45
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.85%; A: 1.18%; B: 1.85%; and C: 1.86%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Annual Report

Mutual Qualified Fund

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
CLASS Z                                                   2006             2005             2004             2003             2002
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............  $    19.81       $    19.49       $    17.88       $    13.95       $    16.49
                                                    ------------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................        0.38             0.41             0.37             0.20             0.28

 Net realized and unrealized gains (losses) ......        3.39             1.77             2.56             4.04            (2.34)
                                                    ------------------------------------------------------------------------------
Total from investment operations .................        3.77             2.18             2.93             4.24            (2.06)
                                                    ------------------------------------------------------------------------------
Less distributions from:

 Net investment income ...........................       (0.40)           (0.42)           (0.39)           (0.31)           (0.26)

 Net realized gains ..............................       (1.30)           (1.44)           (0.93)              --            (0.22)
                                                    ------------------------------------------------------------------------------
Total distributions ..............................       (1.70)           (1.86)           (1.32)           (0.31)           (0.48)
                                                    ------------------------------------------------------------------------------
Redemption fees ..................................          -- d             -- d             -- d             --               --
                                                    ------------------------------------------------------------------------------
Net asset value, end of year .....................  $    21.88       $    19.81       $    19.49       $    17.88       $    13.95
                                                    ==============================================================================

Total return .....................................       19.29%           11.26%           16.64%           30.50%          (12.70)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................  $4,200,899       $3,646,593       $3,419,744       $3,102,506       $2,503,544

Ratios to average net assets:

 Expenses c ......................................        0.83% e          0.85% e          0.82% e          0.85%            0.80%

 Net investment income ...........................        1.77%            2.04%            2.01%            1.34%            1.81%

Portfolio turnover rate ..........................       23.64%           20.98%           37.61%           49.70%           51.24%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ........................................        0.81% e          0.81% e          0.81% e          0.82%            0.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Qualified Fund

                                                                 ----------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS A                                                              2006          2005          2004          2003          2002
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................   $  19.71      $  19.41      $  17.81      $  13.91      $  16.44
                                                                 ----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .....................................       0.31          0.34          0.31          0.15          0.23

 Net realized and unrealized gains (losses) ..................       3.36          1.75          2.55          4.01         (2.33)
                                                                 ----------------------------------------------------------------
Total from investment operations .............................       3.67          2.09          2.86          4.16         (2.10)
                                                                 ----------------------------------------------------------------
Less distributions from:

 Net investment income .......................................      (0.33)        (0.35)        (0.33)        (0.26)        (0.21)

 Net realized gains ..........................................      (1.30)        (1.44)        (0.93)           --         (0.22)
                                                                 ----------------------------------------------------------------
Total distributions ..........................................      (1.63)        (1.79)        (1.26)        (0.26)        (0.43)
                                                                 ----------------------------------------------------------------
Redemption fees ..............................................         -- e          -- e          -- e          --            --
                                                                 ----------------------------------------------------------------

Net asset value, end of year .................................   $  21.75      $  19.71      $  19.41      $  17.81      $  13.91
                                                                 ================================================================

Total return c ...............................................      18.94%        10.85%        16.27%        29.98%       (13.00)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................   $993,364      $794,789      $692,523      $625,088      $449,507

Ratios to average net assets:

 Expenses d ..................................................       1.15% f       1.20% f       1.17% f       1.20%         1.15%

 Net investment income .......................................       1.45%         1.69%         1.66%         0.99%         1.46%

Portfolio turnover rate ......................................      23.64%        20.98%        37.61%        49.70%        51.24%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................       1.13%f        1.16%f        1.16%f        1.17%         1.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

                                                               -----------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
CLASS B                                                           2006           2005           2004           2003         2002
                                                               -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $ 19.34        $ 19.08        $ 17.54        $ 13.72      $ 16.25
                                                               -----------------------------------------------------------------

Income from investment operations a:

 Net investment income b ...................................      0.16           0.20           0.19           0.05         0.13

 Net realized and unrealized gains (losses) ................      3.31           1.72           2.50           3.94        (2.30)
                                                               -----------------------------------------------------------------
Total from investment operations ...........................      3.47           1.92           2.69           3.99        (2.17)
                                                               -----------------------------------------------------------------
Less distributions from:

 Net investment income .....................................     (0.19)         (0.22)         (0.22)         (0.17)       (0.14)

 Net realized gains ........................................     (1.30)         (1.44)         (0.93)            --        (0.22)
                                                               -----------------------------------------------------------------
Total distributions ........................................     (1.49)         (1.66)         (1.15)         (0.17)       (0.36)
                                                               -----------------------------------------------------------------
Redemption fees ............................................        -- e           -- e           -- e           --           --
                                                               -----------------------------------------------------------------
Net asset value, end of year ...............................   $ 21.32        $ 19.34        $ 19.08        $ 17.54      $ 13.72
                                                               =================================================================

Total return c .............................................     18.16%         10.12%         15.46%         29.22%      (13.58)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $74,470        $69,847        $67,714        $53,760      $36,023

Ratios to average net assets:

 Expenses d ................................................      1.82% f        1.85% f        1.82% f        1.85%        1.80%

 Net investment income .....................................      0.78%          1.04%          1.01%          0.34%        0.81%

Portfolio turnover rate ....................................     23.64%         20.98%         37.61%         49.70%       51.24%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................      1.80% f        1.81% f        1.81%f         1.82%        1.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Qualified Fund

                                                              --------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
CLASS C                                                           2006           2005           2004           2003           2002
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................      $  19.58       $  19.30       $  17.72       $  13.85       $  16.36
                                                              --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...............................          0.16           0.20           0.19           0.05           0.13

 Net realized and unrealized gains (losses) ............          3.34           1.74           2.52           3.98          (2.31)
                                                              --------------------------------------------------------------------
Total from investment operations .......................          3.50           1.94           2.71           4.03          (2.18)
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .................................         (0.20)         (0.22)         (0.20)         (0.16)         (0.11)

 Net realized gains ....................................         (1.30)         (1.44)         (0.93)            --          (0.22)
                                                              --------------------------------------------------------------------
Total distributions ....................................         (1.50)         (1.66)         (1.13)         (0.16)         (0.33)
                                                              --------------------------------------------------------------------
Redemption fees ........................................            -- e           -- e           -- e           --             --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...........................      $  21.58       $  19.58       $  19.30       $  17.72       $  13.85
                                                              ====================================================================

Total return c .........................................         18.16%         10.08%         15.52%         29.16%        (13.53)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................      $420,806       $336,786       $311,071       $285,668       $225,699

Ratios to average net assets:

 Expenses d ............................................          1.83% f        1.85% f        1.82% f        1.85%          1.79%

 Net investment income .................................          0.77%          1.04%          1.01%          0.34%          0.82%

Portfolio turnover rate ................................         23.64%         20.98%         37.61%         49.70%         51.24%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..............................................          1.81% f        1.81% f        1.81% f        1.82%          1.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES/WARRANTS/
                                                                                         COUNTRY         CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 94.5%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 88.4%
        AIRLINES 0.7%
      a ACE Aviation Holdings Inc., A .............................................       Canada           1,131,669    $ 36,700,941
    a,b ACE Aviation Holdings Inc., A, 144A .......................................       Canada              58,455       1,895,743
                                                                                                                        ------------
                                                                                                                          38,596,684
                                                                                                                        ------------
        AUTOMOBILES 0.3%
a,c,d,g International Automotive Components Group Brazil LLC ......................       Brazil           1,982,308       8,167,109
a,c,d,g International Automotive Components Group Japan LLC .......................        Japan             265,676       2,231,915
a,c,d,g International Automotive Components Group LLC .............................     Luxembourg         8,425,843       8,425,843
                                                                                                                        ------------
                                                                                                                          18,824,867
                                                                                                                        ------------
        BEVERAGES 2.6%
        Brown-Forman Corp., A .....................................................    United States          79,200       5,340,456
        Coca-Cola Enterprises Inc. ................................................    United States       1,570,200      32,063,484
        Pernod Ricard SA ..........................................................       France             490,916     112,757,852
                                                                                                                        ------------
                                                                                                                         150,161,792
                                                                                                                        ------------
        BUILDING PRODUCTS 0.3%
      a Armstrong World Industries Inc. ...........................................    United States         185,150       7,848,508
    a,e Armstrong World Industries Inc., Contingent Distribution ..................    United States      15,729,675         196,621
  a,c,e Owens Corning, Contingent Distribution ....................................    United States      22,273,842              --
    a,d Owens Corning Inc. ........................................................    United States         279,965       7,952,406
    a,d Owens Corning Inc., options to sell (shares), exercise price $25.00,
         expiration date, 4/06/07 .................................................    United States         249,750              --
    a,d Owens Corning Inc., options to purchase (shares), exercise price
         $37.50, expiration date, 1/02/08 .........................................    United States         249,750              --
                                                                                                                        ------------
                                                                                                                          15,997,535
                                                                                                                        ------------
        CAPITAL MARKETS 0.7%
        Legg Mason Inc. ...........................................................    United States         398,890      37,914,495
                                                                                                                        ------------
        CHEMICALS 0.7%
  a,e,o Dow Corning Corp., Contingent Distribution ................................    United States      20,809,194       8,063,563
        Linde AG ..................................................................       Germany            302,117      31,314,524
      a Sika AG ...................................................................     Switzerland              696       1,079,512
                                                                                                                        ------------
                                                                                                                          40,457,599
                                                                                                                        ------------
        COMMERCIAL BANKS 5.5%
        BNP Paribas SA ............................................................       France             515,209      56,210,398
    a,b Centennial Bank Holdings Inc., 144A .......................................    United States       1,735,639      16,419,145
a,c,d,f Elephant Capital Holdings Ltd. ............................................        Japan              11,087      15,028,126
        Mitsubishi UFJ Financial Group Inc. .......................................        Japan               5,648      69,748,897
  a,c,d NCB Warrant Holdings Ltd., A ..............................................        Japan              53,490       6,299,517
    c,f State National Bancshares Inc. ............................................    United States       1,375,000      50,277,563
        Sumitomo Mitsui Financial Group Inc. ......................................        Japan               3,404      34,887,890
        Svenska Handelsbanken AB, A ...............................................       Sweden             452,960      13,685,591
        Swedbank AB, A ............................................................       Sweden             974,500      35,346,107
        U.S. Bancorp ..............................................................    United States         413,010      14,946,832
                                                                                                                        ------------
                                                                                                                         312,850,066
                                                                                                                        ------------


                                                              Annual Report | 21

Mutual Qualified Fund

                                                                                                     SHARES/WARRANTS/
                                                                                         COUNTRY        CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL SERVICES & SUPPLIES 0.9%
      a Comdisco Holding Co. Inc. ................................................    United States              515    $      6,077
    a,e Comdisco Holding Co. Inc., Contingent Distribution .......................    United States       44,591,246              --
a,c,d,f First Chicago Bancorp ....................................................    United States          659,105       9,227,470
    a,f Insun ENT Co. Ltd. .......................................................     South Korea           687,953       8,174,065
        Republic Services Inc. ...................................................    United States          877,603      35,692,114
                                                                                                                        ------------
                                                                                                                          53,099,726
                                                                                                                        ------------
        COMPUTERS & PERIPHERALS 0.2%
a,c,d,f DecisionOne Corp. ........................................................    United States        1,008,199         718,846
        International Business Machines Corp. ....................................    United States          118,160      11,479,244
                                                                                                                        ------------
                                                                                                                          12,198,090
                                                                                                                        ------------
        CONSTRUCTION MATERIALS 0.2%
        Rinker Group Ltd. ........................................................      Australia            629,100       8,963,838
                                                                                                                        ------------
        CONSUMER FINANCE 0.5%
        Capital One Financial Corp. ..............................................    United States           26,400       2,028,048
  a,c,d Cerberus FIM Investors Auto Finance LLC ..................................    United States        3,462,696       3,507,988
  a,c,d Cerberus FIM Investors Commercial Finance LLC ............................    United States          442,462         448,249
  a,c,d Cerberus FIM Investors Commercial Mortgage LLC ...........................    United States          757,082         766,985
  a,c,d Cerberus FIM Investors Insurance LLC .....................................    United States        3,606,788       3,653,965
  a,c,d Cerberus FIM Investors Rescap LLC ........................................    United States        7,649,972       7,750,033
    a,f White River Capital Inc. .................................................    United States          549,751       8,878,479
                                                                                                                        ------------
                                                                                                                          27,033,747
                                                                                                                        ------------
        CONTAINERS & PACKAGING 0.8%
        Temple-Inland Inc. .......................................................    United States        1,042,200      47,972,466
                                                                                                                        ------------
        DIVERSIFIED CONSUMER SERVICES 0.2%
        H&R Block Inc. ...........................................................    United States          609,820      14,050,253
                                                                                                                        ------------
        DIVERSIFIED FINANCIAL SERVICES 0.9%
        Deutsche Boerse AG .......................................................       Germany              33,110       6,093,610
        Fortis ...................................................................       Belgium             795,800      33,941,517
        Leucadia National Corp. ..................................................    United States          414,420      11,686,644
    a,e Marconi Corp., Contingent Distribution ...................................    United Kingdom      34,293,500              --
                                                                                                                        ------------
                                                                                                                          51,721,771
                                                                                                                        ------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 3.9%
a,c,d,g AboveNet Inc. ............................................................    United States          365,293      11,192,578
a,c,e,g AboveNet Inc., Contingent Distribution ...................................    United States       50,430,000              --
  a,d,g AboveNet Inc., options to purchase (shares),
         exercise price $20.95, expiration date, 9/09/13 .........................    United States              510          13,795
a,c,d,g AboveNet Inc., wts., 9/08/08 .............................................    United States           11,991         383,712
a,c,d,g AboveNet Inc., wts., 9/08/10 .............................................    United States           14,107         406,282
        BellSouth Corp. ..........................................................    United States        1,288,930      60,721,492
        Chunghwa Telecom Co. Ltd., ADR ...........................................        Taiwan           1,167,859      23,041,858
        Embarq Corp. .............................................................    United States            5,943         312,364
  a,c,e Global Crossing Holdings Ltd., Contingent Distribution ...................    United States       49,411,586              --
        NTL Inc. .................................................................    United Kingdom       3,655,939      92,275,900


22 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SHARES/WARRANTS/
                                                                                         COUNTRY        CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
        Sprint Nextel Corp. ......................................................    United States          118,861    $  2,245,284
        Verizon Communications Inc. ..............................................    United States          917,648      34,173,212
                                                                                                                        ------------
                                                                                                                         224,766,477
                                                                                                                        ------------
        ELECTRIC UTILITIES 0.7%
        Constellation Energy Group ...............................................    United States          175,600      12,093,572
        E.ON AG ..................................................................       Germany             198,820      27,108,701
                                                                                                                        ------------
                                                                                                                          39,202,273
                                                                                                                        ------------
        ELECTRICAL EQUIPMENT 0.2%
        American Power Conversion Corp. ..........................................    United States          434,071      13,278,232
                                                                                                                        ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.0% h
        Symbol Technologies Inc. .................................................    United States           56,300         841,122
                                                                                                                        ------------
        ENERGY EQUIPMENT & SERVICES 1.1%
      a Basic Energy Services Inc. ...............................................    United States           12,326         303,836
      a Bergesen Worldwide Offshore Ltd. .........................................        Norway           2,813,120      11,819,832
      a Seadrill Ltd. ............................................................       Bermuda           2,862,640      48,318,183
                                                                                                                        ------------
                                                                                                                          60,441,851
                                                                                                                        ------------
        FOOD & STAPLES RETAILING 1.9%
        Bourbon SA ...............................................................        France             526,876      28,953,775
        Carrefour SA .............................................................        France           1,305,508      79,170,044
                                                                                                                        ------------
                                                                                                                         108,123,819
                                                                                                                        ------------
        FOOD PRODUCTS 9.6%
        Cadbury Schweppes PLC ....................................................    United Kingdom       4,306,301      46,087,677
        CSM NV ...................................................................     Netherlands         1,909,144      73,513,225
        Groupe Danone ............................................................        France             840,711     127,402,802
      a Lotte Confectionary Co. Ltd. .............................................     South Korea            30,405      39,559,194
        Nestle SA ................................................................     Switzerland           160,750      57,120,963
        Nong Shim Co. Ltd. .......................................................     South Korea            81,743      25,050,274
      g Orkla ASA ................................................................        Norway           2,316,300     131,126,740
      a Pan Fish ASA .............................................................        Norway          48,980,183      44,773,084
                                                                                                                        ------------
                                                                                                                         544,633,959
                                                                                                                        ------------
        HEALTH CARE EQUIPMENT & SUPPLIES 0.3%
      a Boston Scientific Corp. ..................................................    United States          958,046      16,459,230
                                                                                                                        ------------
        HEALTH CARE PROVIDERS & SERVICES 4.4%
        Aetna Inc. ...............................................................    United States          164,890       7,119,950
        Caremark Rx Inc. .........................................................    United States          426,900      24,380,259
      f Generale de Sante ........................................................        France           3,146,068     128,741,973
a,c,d,g Kindred Healthcare Inc. ..................................................    United States        1,444,624      34,652,918
a,c,d,g Kindred Healthcare Inc., options to purchase (shares):
         exercise price $23.75, expiration date, 7/17/11 .........................    United States            3,876             921
         exercise price $26.00, expiration date, 1/01/12 .........................    United States            1,164              --
         exercise price $9.07, expiration date, 1/01/13 ..........................    United States              870          12,974
         exercise price $25.99, expiration date, 1/01/14 .........................    United States              576              --
         exercise price $27.90, expiration date, 1/10/15 .........................    United States              240              --


                                                              Annual Report | 23

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                      COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
        Rhoen-Klinikum AG .....................................................        Germany            1,157,046     $ 55,275,104
                                                                                                                        ------------
                                                                                                                         250,184,099
                                                                                                                        ------------
        HOTELS, RESTAURANTS & LEISURE 0.2%
        Ladbrokes PLC .........................................................     United Kingdom            5,316           43,594
      a Trump Entertainment Resorts Inc. ......................................     United States           693,717       12,653,398
                                                                                                                        ------------
                                                                                                                          12,696,992
                                                                                                                        ------------
        HOUSEHOLD DURABLES 0.5%
        Yankee Candle Co. Inc. ................................................     United States           880,880       30,196,566
                                                                                                                        ------------
        INDUSTRIAL CONGLOMERATES 1.6%
        Keppel Corp. Ltd. .....................................................       Singapore           2,743,244       31,485,275
        Siemens AG ............................................................        Germany              460,520       45,957,950
        Tyco International Ltd. ...............................................     United States           480,580       14,609,632
                                                                                                                        ------------
                                                                                                                          92,052,857
                                                                                                                        ------------
        INSURANCE 11.3%
      a Alleghany Corp. .......................................................     United States           143,797       52,284,589
        American International Group Inc. .....................................     United States           249,250       17,861,255
      a Berkshire Hathaway Inc., A ............................................     United States               468       51,475,320
      a Berkshire Hathaway Inc., B ............................................     United States            18,875       69,195,750
      a Conseco Inc. ..........................................................     United States         1,073,500       21,448,530
        Hartford Financial Services Group Inc. ................................     United States           482,200       44,994,082
a,c,d,f Imagine Group Holdings Ltd. ...........................................        Bermuda            2,814,856       30,878,970
        Montpelier Re Holdings Ltd. ...........................................        Bermuda              332,216        6,182,540
        Old Republic International Corp. ......................................     United States         2,135,500       49,714,440
  a,c,d Olympus Re Holdings Ltd. ..............................................        Bermuda               97,300           97,300
        Prudential Financial Inc. .............................................     United States           461,000       39,581,460
        The St. Paul Travelers Cos. Inc. ......................................     United States           226,690       12,170,986
    c,d Symetra Financial .....................................................     United States           394,800       46,669,308
        White Mountains Insurance Group Ltd. ..................................     United States           346,830      200,963,707
                                                                                                                        ------------
                                                                                                                         643,518,237
                                                                                                                        ------------
        MACHINERY 2.3%
        Kone OYJ, B ...........................................................        Finland            1,438,600       81,544,084
        NACCO Industries Inc., A ..............................................     United States           182,854       24,977,856
        Scania AB .............................................................         Sweden              349,600       24,544,255
                                                                                                                        ------------
                                                                                                                         131,066,195
                                                                                                                        ------------
        MEDIA 3.7%
        CJ CGV Co. Ltd. .......................................................      South Korea            574,910       13,229,112
        Clear Channel Communications Inc. .....................................     United States           522,500       18,569,650
      a Liberty Media Holding Corp.-Capital, A ................................     United States           307,412       30,120,228
        News Corp., A .........................................................     United States         1,126,900       24,205,812
        Sun-Times Media Group Inc., A .........................................     United States           767,234        3,767,119
        Time Warner Inc. ......................................................     United States         3,504,460       76,327,139
    a,c TVMAX Holdings Inc. ...................................................     United States           111,391          111,391
      a Viacom Inc., B ........................................................     United States           230,350        9,451,260
        Washington Post Co., B ................................................     United States            43,591       32,501,449
                                                                                                                        ------------
                                                                                                                         208,283,160
                                                                                                                        ------------


24 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                      COUNTRY          CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        METALS & MINING 2.2%
        Anglo American PLC ....................................................      South Africa         1,080,353     $ 52,702,314
c,d,f,g Esmark Inc. ...........................................................     United States             6,143        5,058,002
        Mittal Steel Co. NV ...................................................      Netherlands            130,845        5,521,920
        Newmont Mining Corp. ..................................................     United States           662,750       29,923,163
        Phelps Dodge Corp. ....................................................     United States           139,860       16,744,039
        United States Steel Corp. .............................................     United States           194,235       14,206,348
                                                                                                                        ------------
                                                                                                                         124,155,786
                                                                                                                        ------------
        MULTI-UTILITIES 0.8%
        NorthWestern Corp. ....................................................     United States           308,610       10,918,622
    a,e NorthWestern Corp., Contingent Distribution ...........................     United States         9,346,450          976,619
      a NorthWestern Corp., wts., 11/01/07 ....................................     United States            16,682          190,008
        RWE AG ................................................................        Germany              281,473       31,010,265
                                                                                                                        ------------
                                                                                                                          43,095,514
                                                                                                                        ------------
        MULTILINE RETAIL 1.0%
        Jelmoli Holding AG ....................................................      Switzerland             24,399       54,762,845
                                                                                                                        ------------
        OIL, GAS & CONSUMABLE FUELS 2.6%
  a,c,d Anchor Resources LLC ..................................................     United States            58,923               --
        BP PLC ................................................................     United Kingdom        1,221,600       13,576,417
        BP PLC, ADR ...........................................................     United Kingdom          193,700       12,997,270
        Eni SpA ...............................................................         Italy             1,452,100       48,841,198
        Royal Dutch Shell PLC, A ..............................................     United Kingdom          785,210       27,695,719
        Total SA, B ...........................................................         France              665,472       48,007,635
                                                                                                                        ------------
                                                                                                                         151,118,239
                                                                                                                        ------------
        PAPER & FOREST PRODUCTS 2.7%
        Weyerhaeuser Co. ......................................................     United States         2,142,200      151,346,430
                                                                                                                        ------------
        PHARMACEUTICALS 1.8%
        Merck & Co. Inc. ......................................................     United States           162,700        7,093,720
        Pfizer Inc. ...........................................................     United States         1,871,640       48,475,476
        Sanofi-Aventis ........................................................         France              321,748       29,709,404
        Valeant Pharmaceuticals International .................................     United States         1,025,100       17,672,724
                                                                                                                        ------------
                                                                                                                         102,951,324
                                                                                                                        ------------
        REAL ESTATE 4.5%
      a Alexander's Inc. ......................................................     United States           108,590       45,569,793
      c Canary Wharf Group PLC ................................................     United Kingdom        8,298,072       56,551,837
        Great Eagle Holdings Ltd. .............................................       Hong Kong              33,222           95,662
        KKR Financial Corp. ...................................................     United States         1,548,500       41,484,315
        Link REIT .............................................................       Hong Kong          12,229,532       25,153,457
        Reckson Associates Realty Corp. .......................................     United States           168,200        7,669,920
        Swire Pacific Ltd., A .................................................       Hong Kong           3,620,800       38,888,290
        Swire Pacific Ltd., B .................................................       Hong Kong           5,292,600       10,804,071
        Ventas Inc. ...........................................................     United States           669,525       28,334,298
                                                                                                                        ------------
                                                                                                                         254,551,643
                                                                                                                        ------------
        ROAD & RAIL 1.5%
    c,d Florida East Coast Industries Inc. ....................................     United States         1,497,000       84,760,140
                                                                                                                        ------------


                                                              Annual Report | 25

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY         CONTRACTS               VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        SOFTWARE 0.5%
        Microsoft Corp. ....................................................    United States           951,600       $   28,414,776
                                                                                                                      --------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        Christian Dior SA ..................................................        France               67,145            7,157,256
                                                                                                                      --------------
        THRIFTS & MORTGAGE FINANCE 3.1%
      a Franklin Bank Corp. ................................................    United States           889,879           18,278,115
        Hudson City Bancorp Inc. ...........................................    United States         2,308,140           32,036,983
      f ITLA Capital Corp. .................................................    United States           445,796           25,816,046
        Sovereign Bancorp Inc. .............................................    United States         3,922,296           99,587,096
                                                                                                                      --------------
                                                                                                                         175,718,240
                                                                                                                      --------------
        TOBACCO 11.4%
        Altadis SA .........................................................        Spain             2,499,700          130,834,248
      i Altria Group Inc. ..................................................    United States           899,427           77,188,825
        British American Tobacco PLC .......................................    United Kingdom        3,939,454          110,244,906
        Imperial Tobacco Group PLC .........................................    United Kingdom        1,301,759           51,240,920
        KT&G Corp. .........................................................     South Korea          3,097,050          188,154,113
        Reynolds American Inc. .............................................    United States         1,372,600           89,864,122
                                                                                                                      --------------
                                                                                                                         647,527,134
                                                                                                                      --------------
        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $3,075,485,542) ..............................................                                           5,031,147,325
                                                                                                                      --------------
        PREFERRED STOCKS 0.4%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
      d PTV Inc., 10.00%, pfd., A ..........................................    United Kingdom           92,938              348,517
                                                                                                                      --------------
        METALS & MINING 0.4%
c,d,f,g Esmark Inc., 8.00%, cvt. pfd., A ...................................    United States            22,360           21,622,120
                                                                                                                      --------------
        TOTAL PREFERRED STOCKS (COST $22,638,814) ..........................                                              21,970,637
                                                                                                                      --------------
                                                                                                ------------------
                                                                                                PRINCIPAL AMOUNT j
                                                                                                ------------------
        CORPORATE BONDS & NOTES 1.6%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35 ..............        Canada            2,505,000 CAD        2,157,707
    c,d Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..........    United States        10,331,832           10,331,832
    c,d Cerberus FIM Investors Commercial Finance LLC, 12.00%,
        11/22/13 ...........................................................    United States         1,327,385            1,327,385
    c,d Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
        11/22/13 ...........................................................    United States         2,271,248            2,271,248
    c,d Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .............    United States        10,820,365           10,820,365
    c,d Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ................    United States        22,949,915           22,949,915
  c,d,f DecisionOne Corp., 12.00%, 4/15/10 .................................    United States         1,173,501            1,173,501
    c,k Motor Coach Industries International Inc., FRN, 18.37%, 12/01/08 ...    United States        23,561,731           24,150,774
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...................    United States        13,553,108           13,553,108
      c TVMAX Holdings Inc., PIK,
         11.50%, 1/30/07 ...................................................    United States           222,932              222,932
         14.00%, 1/30/07 ...................................................    United States           629,603              629,603
                                                                                                                      --------------
        TOTAL CORPORATE BONDS & NOTES (COST $90,342,034) ...................                                              89,588,370
                                                                                                                      --------------


26 | Annual Report

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY     PRINCIPAL AMOUNT j         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS & NOTES IN REORGANIZATION 3.2%
  l Adelphia Communications Corp.,
      9.25%, 10/01/02 .......................................................    United States        2,551,000         $  2,334,165
      8.125%, 7/15/03 .......................................................    United States          660,000              608,850
      7.50%, 1/15/04 ........................................................    United States        1,740,000            1,605,150
      10.50%, 7/15/04 .......................................................    United States        2,715,000            2,538,525
      9.875%, 3/01/05 .......................................................    United States        1,013,000              934,493
      10.25%, 11/01/06 ......................................................    United States        4,368,000            3,985,800
      9.875%, 3/01/07 .......................................................    United States          390,000              359,775
      8.375%, 2/01/08 .......................................................    United States        3,934,000            3,629,115
      7.75%, 1/15/09 ........................................................    United States        8,148,000            7,516,530
      7.875%, 5/01/09 .......................................................    United States        3,491,000            3,168,082
      9.375%, 11/15/09 ......................................................    United States        3,471,000            3,306,127
      senior note, 10.875%, 10/01/10 ........................................    United States        3,183,000            2,936,317
      senior note, 10.25%, 6/15/11 ..........................................    United States        3,429,000            3,274,695
  l Century Communications Corp.,
      8.875%, 1/15/07 .......................................................    United States          210,000              253,050
      8.75%, 10/01/07 .......................................................    United States        2,062,000            2,417,695
      8.375%, 12/15/07 ......................................................    United States          400,000              482,000
      senior note, 9.50%, 3/01/05 ...........................................    United States          610,000              741,150
      Series B, zero cpn., senior disc. note, 1/15/08 .......................    United States        3,450,000            2,406,375
      zero cpn., 3/15/03 ....................................................    United States        6,765,000            7,221,637
k,l Collins & Aikman Products Co.,
      Revolver, FRN, 11.50%, 8/31/09 ........................................    United States          362,713              206,746
      Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ............................    United States          858,200              489,174
  l Dana Corp.,
      6.50%, 3/01/09 ........................................................    United States          198,000              149,490
      5.85%, 1/15/15 ........................................................    United States        9,145,000            6,584,400
      7.00%, 3/01/29 ........................................................    United States        1,972,000            1,459,280
  l Eurotunnel PLC,
      Participating Loan Note, 1.00%, 4/30/40 ...............................    United Kingdom       1,020,000 GBP          419,479
    k S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 ...............    United Kingdom         254,000 GBP          179,072
  b,k Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12 ............    United Kingdom         828,649 GBP        1,643,069
    k Tier 2, FRN, 5.959%, 12/31/18 .........................................    United Kingdom      10,332,415 GBP       20,259,777
    k Tier 3, FRN, 5.895%, 12/31/25 .........................................    United Kingdom      24,858,208 GBP       42,595,934
  l Eurotunnel SA,
    k S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 ................        France              41,000 EUR           19,484
    k S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ................        France             228,000 EUR          108,350
      Senior Tranche H1 Term Loan (KfW Advance), 8.78%, 12/15/12 ............        France             482,500 EUR          644,886
    k Tier 2 (LIBOR), FRN, 4.305%, 12/31/18 .................................        France           2,479,106 EUR        3,276,635
    k Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 .................................        France           1,096,535 EUR        1,449,290
    k Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 .................................        France          37,541,397 EUR       43,361,954
    k Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 .................................        France           6,693,302 EUR        7,731,056
  l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .................    United States           40,000                   40
                                                                                                                        ------------
    TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
    (COST $124,534,202) .....................................................                                            180,297,647
                                                                                                                        ------------
    GOVERNMENT AGENCIES (COST $50,000,000) 0.9%
  i Federal Home Loan Bank, 2.26% - 5.48%, 1/26/07 - 2/28/08 ................    United States       50,000,000           49,819,400
                                                                                                                        ------------


                                                              Annual Report | 27

Mutual Qualified Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                               COUNTRY        PRINCIPAL AMOUNT j            VALUE
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL LONG TERM INVESTMENTS (COST $3,363,000,592) ..............                                                $ 5,372,823,379
                                                                                                                    ---------------
    SHORT TERM INVESTMENTS 4.6%
    U.S. GOVERNMENT AND AGENCY SECURITIES 4.6%
i,m Federal Home Loan Bank, 1/02/07 - 6/04/07 ......................        United States        241,804,000            240,651,174
  m U.S. Treasury Bill, 5/03/07 ....................................        United States         25,000,000             24,593,575
                                                                                                                    ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $265,127,213) ...............                                                    265,244,749
                                                                                                                    ---------------
    TOTAL INVESTMENTS (COST $3,628,127,805) 99.1% ..................                                                  5,638,068,128
    SECURITIES SOLD SHORT (1.8)% ...................................                                                   (104,109,141)
    NET UNREALIZED LOSS ON FORWARD
     EXCHANGE CONTRACTS (0.3)% .....................................                                                    (17,746,222)
    OTHER ASSETS, LESS LIABILITIES 3.0% ............................                                                    173,326,405
                                                                                                                    ---------------
    NET ASSETS 100.0% ..............................................                                                $ 5,689,539,170
                                                                                                                    ===============
                                                                                                 -----------
                                                                                                    SHARES
                                                                                                 -----------
  n SECURITIES SOLD SHORT 1.8%
    DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%

    AT&T Inc. ......................................................        United States          1,707,418        $    61,040,194
                                                                                                                    ---------------
    ELECTRIC UTILITIES 0.1%
    FPL Group Inc. .................................................        United States            100,500              5,469,210
                                                                                                                    ---------------
    FOOD & STAPLES RETAILING 0.2%
    CVS Corp. ......................................................        United States            380,000             11,745,800
                                                                                                                    ---------------
    FOOD PRODUCTS 0.2%
    Kraft Foods Inc., A ............................................        United States            314,799             11,238,324
                                                                                                                    ---------------
    METALS & MINING 0.1%
    Freeport-McMoRan Copper & Gold Inc., B .........................        United States             93,706              5,222,235
                                                                                                                    ---------------
    REAL ESTATE 0.0% h
    SL Green Realty Corp. ..........................................        United States             17,471              2,319,799
                                                                                                                    ---------------
    TEXTILES, APPAREL & LUXURY GOODS 0.1%
    LVMH Moet Hennessy Louis Vuitton ...............................           France                 67,024              7,073,579
                                                                                                                    ---------------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $93,444,781) .............                                                $   104,109,141
                                                                                                                    ---------------


28 | Annual Report

Mutual Qualified Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FRN   - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust

a     Non-income producing for the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the aggregate value of these securities was $22,115,664, representing 0.39% of net assets.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $482,779,617, representing 8.49% of net assets.

d     See Note 10 regarding restricted securities.

e Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

f     See Note 11 regarding holdings of 5% voting securities.

g     See Note 12 regarding other considerations -- security board member.

h     Rounds to less than 0.1% of net assets.

i See Note 1(f) regarding securities segregated with broker for securities sold short.

j     The principal amount is stated in U.S. dollars unless otherwise indicated.

k     The coupon rate shown represents the rate at period end.

l     See Note 9 regarding defaulted securities.

m     The security is traded on a discount basis with no stated coupon rate.

n     See Note 1(f) regarding securities sold short.

o See Note 12 regarding other considerations -- credit committee participation.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual Qualified Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .............................................................................         $ 3,439,407,659
  Cost - Non-controlled affiliated issuers (Note 11) ......................................................             188,720,146
                                                                                                                    ---------------
  Total cost of investments ...............................................................................         $ 3,628,127,805
                                                                                                                    ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities
    sold short in the amount of $96,897,717) ..............................................................         $ 5,332,472,967
  Value - Non-controlled affiliated issuers (Note 11) .....................................................             305,595,161
                                                                                                                    ---------------
  Total value of investments ..............................................................................           5,638,068,128
 Cash .....................................................................................................                 373,107
 Cash on deposit with brokers for securities sold short ...................................................             115,809,396
 Cash on deposit with brokers for synthetic equity swaps ..................................................                 722,486
 Foreign currency, at value (cost $39,043,330) ............................................................              38,989,361
 Receivables:
  Investment securities sold ..............................................................................              16,231,788
  Capital shares sold .....................................................................................               6,581,741
  Dividends and interest ..................................................................................               6,648,101
  Other ...................................................................................................                 980,607
 Unrealized gain on forward exchange contracts (Note 7) ...................................................              11,740,796
                                                                                                                    ---------------
        Total assets ......................................................................................           5,836,145,511
                                                                                                                    ---------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................................               1,936,982
  Capital shares redeemed .................................................................................               4,385,330
  Affiliates ..............................................................................................               5,122,441
  Foreign tax .............................................................................................                 834,858
 Securities sold short, at value (proceeds $93,444,781) ...................................................             104,109,141
 Unrealized loss on forward exchange contracts (Note 7) ...................................................              29,487,018
 Accrued expenses and other liabilities ...................................................................                 730,571
                                                                                                                    ---------------
        Total liabilities .................................................................................             146,606,341
                                                                                                                    ---------------
           Net assets, at value ...........................................................................         $ 5,689,539,170
                                                                                                                    ===============
Net assets consist of:
 Paid-in capital ..........................................................................................         $ 3,693,874,476
 Distributions in excess of net investment income .........................................................              (4,982,471)
 Net unrealized appreciation (depreciation) ...............................................................           1,981,478,298
 Accumulated net realized gain (loss) .....................................................................              19,168,867
                                                                                                                    ---------------
           Net assets, at value ...........................................................................         $ 5,689,539,170
                                                                                                                    ===============


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
 Net assets, at value ...............................................................       $4,200,899,130
                                                                                            ==============
 Shares outstanding .................................................................          192,025,501
                                                                                            ==============
 Net asset value and maximum offering price per share a .............................       $        21.88
                                                                                            ==============
CLASS A:
 Net assets, at value ...............................................................       $  993,363,801
                                                                                            ==============
 Shares outstanding .................................................................           45,662,488
                                                                                            ==============
 Net asset value per share a ........................................................       $        21.75
                                                                                            ==============
 Maximum offering price per share (net asset value per share / 94.25%) ..............       $        23.08
                                                                                            ==============
CLASS B:
 Net assets, at value                                                                       $   74,470,064
                                                                                            ==============
 Shares outstanding .................................................................            3,493,501
                                                                                            ==============
 Net asset value and maximum offering price per share a .............................       $        21.32
                                                                                            ==============
CLASS C:
 Net assets, at value ...............................................................       $  420,806,175
                                                                                            ==============
 Shares outstanding .................................................................           19,503,283
                                                                                            ==============
 Net asset value and maximum offering price per share a .............................       $        21.58
                                                                                            ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Qualified Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
 Dividends: (net of foreign taxes of $6,056,314)
  Unaffiliated issuers .................................................................................              $ 105,784,607
  Non-controlled affiliated issuers (Note 11) ..........................................................                  3,961,350
 Interest:
  Unaffiliated issuers .................................................................................                 25,364,711
  Non-controlled affiliated issuers (Note 11) ..........................................................                    134,571
 Income from securities loaned - net ...................................................................                    349,633
 Other income (Note 13) ................................................................................                    332,979
                                                                                                                      -------------
        Total investment income ........................................................................                135,927,851
                                                                                                                      -------------
Expenses:
 Management fees (Note 3a) .............................................................................                 31,230,253
 Administrative fees (Note 3b) .........................................................................                  3,987,608
 Distribution fees (Note 3c)
  Class A ..............................................................................................                  2,860,607
  Class B ..............................................................................................                    716,288
  Class C ..............................................................................................                  3,724,613
 Transfer agent fees (Note 3e) .........................................................................                  4,137,683
 Custodian fees (Note 4) ...............................................................................                  1,038,670
 Reports to shareholders ...............................................................................                    224,277
 Registration and filing fees ..........................................................................                    216,649
 Professional fees .....................................................................................                  1,209,468
 Directors' fees and expenses ..........................................................................                    107,806
 Dividends on securities sold short ....................................................................                  1,303,101
 Other .................................................................................................                    113,333
                                                                                                                      -------------
        Total expenses .................................................................................                 50,870,356
        Expense reductions (Note 4) ....................................................................                    (15,469)
                                                                                                                      -------------
           Net expenses ................................................................................                 50,854,887
                                                                                                                      -------------
              Net investment income ....................................................................                 85,072,964
                                                                                                                      -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (Net of foreign taxes $834,858)
    Unaffiliated issuers ...............................................................................                391,127,586
    Non-controlled affiliated issuers (Note 11) ........................................................                    (30,885)
  Written options ......................................................................................                    112,952
  Foreign currency transactions ........................................................................                (79,488,293)
  Securities sold short ................................................................................                 (1,467,627)
  Synthetic equity swaps ...............................................................................                    772,585
                                                                                                                      -------------
           Net realized gain (loss) ....................................................................                311,026,318
                                                                                                                      -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................................................................                572,137,646
  Translation of assets and liabilities denominated in foreign currencies ..............................                (49,602,922)
 Change in deferred taxes on unrealized appreciation (depreciation) ....................................                    145,034
                                                                                                                      -------------
         Net change in unrealized appreciation (depreciation) ..........................................                522,679,758
                                                                                                                      -------------
Net realized and unrealized gain (loss) ................................................................                833,706,076
                                                                                                                      -------------
Net increase (decrease) in net assets resulting from operations ........................................              $ 918,779,040
                                                                                                                      =============


32 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Qualified Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 ----------------------------------
                                                                                                       YEAR ENDED DECEMBER 31,
                                                                                                 ----------------------------------
                                                                                                       2006               2005
                                                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ....................................................................    $    85,072,964    $    87,351,351
   Net realized gain (loss) from investments, written options, securities sold short,
    foreign currency transactions, and synthetic equity swaps ...............................        311,026,318        305,613,335
   Net change in unrealized appreciation (depreciation) on investments, translation of assets
    and liabilities denominated in foreign currencies, and deferred taxes ...................        522,679,758         98,195,575
                                                                                                 ----------------------------------
      Net increase (decrease) in net assets resulting from operations .......................        918,779,040        491,160,261
                                                                                                 ----------------------------------
 Distributions to shareholders from:
   Net investment income:
    Class Z .................................................................................        (72,701,378)       (71,711,158)
    Class A .................................................................................        (14,297,690)       (13,135,480)
    Class B .................................................................................           (624,281)          (738,983)
    Class C .................................................................................         (3,637,539)        (3,553,228)
   Net realized gains:
    Class Z .................................................................................       (235,676,842)      (247,747,070)
    Class A .................................................................................        (55,482,433)       (54,231,833)
    Class B .................................................................................         (4,356,865)        (4,898,744)
    Class C .................................................................................        (23,788,670)       (23,121,799)
                                                                                                 ----------------------------------
   Total distributions to shareholders ......................................................       (410,565,698)      (419,138,295)
                                                                                                 ----------------------------------
   Capital share transactions: (Note 2)
    Class Z .................................................................................        172,221,468        170,136,182
    Class A .................................................................................        114,571,705         91,917,900
    Class B .................................................................................         (2,408,287)         1,140,288
    Class C .................................................................................         48,918,181         21,731,076
                                                                                                 ----------------------------------
   Total capital share transactions .........................................................        333,303,067        284,925,446
                                                                                                 ----------------------------------
   Redemption fees ..........................................................................              7,653             16,510
                                                                                                 ----------------------------------
      Net increase (decrease) in net assets .................................................        841,524,062        356,963,922
Net assets:
 Beginning of year ..........................................................................      4,848,015,108      4,491,051,186
                                                                                                 ----------------------------------
 End of year ................................................................................    $ 5,689,539,170    $ 4,848,015,108
                                                                                                 ==================================
Undistributed net investment income/Distributions in excess of net investment income included in net assets:
 End of year ................................................................................    $    (4,982,471)   $       372,372
                                                                                                 ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Qualified Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Qualified Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


34 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 35

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


36 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2006, the Fund had no securities on loan.


                                                              Annual Report | 37

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


38 | Annual Report

Mutual Qualified Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 1.00 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                       ---------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                   2006                                  2005
                                                       ---------------------------------------------------------------------
                                                          SHARES              AMOUNT            SHARES             AMOUNT
                                                       ---------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ...................................          8,512,548       $ 181,803,162        8,224,844       $ 164,565,279
 Shares issued in reinvestment of
  distributions ................................         13,636,748         293,498,827       15,292,237         304,242,087
 Shares redeemed ...............................        (14,219,750)       (303,080,521)     (14,850,176)       (298,671,184)
                                                       ---------------------------------------------------------------------
 Net increase (decrease) .......................          7,929,546       $ 172,221,468        8,666,905       $ 170,136,182
                                                       =====================================================================
CLASS A SHARES:
 Shares sold ...................................         10,807,154       $ 229,222,653        9,309,485       $ 185,621,526
 Shares issued in reinvestment of
  distributions ................................          3,087,615          66,093,819        3,259,149          64,510,221
 Shares redeemed ...............................         (8,554,219)       (180,744,767)      (7,920,762)       (158,213,847)
                                                       ---------------------------------------------------------------------
 Net increase (decrease) .......................          5,340,550       $ 114,571,705        4,647,872       $  91,917,900
                                                       =====================================================================


                                                              Annual Report | 39

Mutual Qualified Fund

2. CAPITAL STOCK (CONTINUED)

                                                        ---------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                    2006                             2005
                                                        ---------------------------------------------------------------
                                                           SHARES           AMOUNT          SHARES            AMOUNT
                                                        ---------------------------------------------------------------
CLASS B SHARES:
 Shares sold ...................................            159,945      $  3,278,231        270,527       $  5,213,646
 Shares issued in reinvestment of
  distributions ................................            219,353         4,592,968        271,363          5,272,612
 Shares redeemed ...............................           (496,487)      (10,279,486)      (479,421)        (9,345,970)
                                                        ---------------------------------------------------------------
 Net increase (decrease) .......................           (117,189)     $ (2,408,287)        62,469       $  1,140,288
                                                        ===============================================================
CLASS C SHARES:
 Shares sold ...................................          3,442,336      $ 72,454,321      2,410,025       $ 47,732,679
 Shares issued in reinvestment of
  distributions ................................          1,177,478        24,986,482      1,253,716         24,647,883
 Shares redeemed ...............................         (2,320,964)      (48,522,622)    (2,578,585)       (50,649,486)
                                                        ---------------------------------------------------------------
 Net increase (decrease) .......................          2,298,850      $ 48,918,181      1,085,156       $ 21,731,076
                                                        ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
------------------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                               Investment manager
Franklin Templeton Investment Management Limited (FTIML)                      Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------------
       0.600%             Up to and including $5 billion
       0.570%             Over $5 billion, up to and including $7 billion
       0.550%             Over $7 billion, up to and including $10 billion
       0.540%             In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.


40 | Annual Report

Mutual Qualified Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .....................................................      0.35%
Class B .....................................................      1.00%
Class C .....................................................      1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
  unaffillated broker/dealers ...............................    $509,560
Contingent deferred sales charges retained ..................    $105,090

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $4,137,683, of which $3,122,994 was retained by Investor Services.


                                                              Annual Report | 41

Mutual Qualified Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                               ---------------------------------
                                                   2006                 2005
                                               ---------------------------------
Distributions paid from:
  Ordinary income ....................         $101,907,924         $140,988,207
  Long term capital gain .............          308,657,775          278,150,088
                                               ---------------------------------
                                               $410,565,699         $419,138,295
                                               =================================

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ....................................        $ 3,644,758,155
                                                                ===============
Unrealized appreciation ................................        $ 2,069,387,671
Unrealized depreciation ................................            (76,077,698)
                                                                ---------------
Net unrealized appreciation (depreciation) .............        $ 1,993,309,973
                                                                ===============
Undistributed ordinary income ..........................        $     1,836,593
Undistributed long term capital gains ..................             11,551,277
                                                                ---------------
Distributable earnings .................................        $    13,387,870
                                                                ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, foreign taxes paid on net realized gains and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, foreign taxes paid on net realized gains and certain dividends on securities sold short.


42 | Annual Report

Mutual Qualified Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $1,170,147,760 and $1,350,514,532, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:

                                                       NUMBER OF       PREMIUMS
                                                       CONTRACTS       RECEIVED
                                                     --------------------------
Options outstanding at December 31, 2005 ........          200        $  16,799
Options written .................................        3,079          550,883
Options expired .................................         (200)         (16,799)
Options exercised ...............................       (2,529)        (433,610)
Options closed ..................................         (550)        (117,273)
                                                     --------------------------
Options outstanding at December 31, 2006 ........           --        $      --
                                                     ==========================

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                                        CONTRACT     SETTLEMENT     UNREALIZED          UNREALIZED
                                                          AMOUNT        DATE           GAIN                LOSS
--------------------------------------------------------------------------------------------------------------------
 CONTRACTS TO BUY

      320,900,000    Taiwan Dollar ...............    $ 10,000,000     6/06/07                        $   (151,895)

CONTRACTS TO SELL

       21,150,000    British Pound ...............      40,127,261     1/08/07                          (1,294,764)
       23,857,848    British Pound ...............      44,531,473     1/16/07                          (2,196,480)
       44,102,665    Euro ........................      55,709,989     1/18/07                          (2,567,460)
       69,107,552    Euro ........................      90,784,863     1/24/07                            (562,263)
       23,834,250    Singapore Dollar ............      15,231,762     1/24/07                            (331,960)
       35,600,000    British Pound ...............      70,072,596     2/08/07     $   338,999
       19,736,353    British Pound ...............      37,545,797     2/08/07                          (1,113,947)
      193,774,723    Swedish Krona ...............      28,447,122     2/15/07          77,169
       19,925,000    British Pound ...............      39,134,154     2/20/07         103,979
       90,281,614    Euro ........................     114,612,349     2/20/07                          (4,862,768)
       23,200,521    Euro ........................      30,986,036     2/26/07         275,639
       80,362,538    Euro ........................     103,526,236     2/26/07                          (2,849,194)
      550,000,000    Norwegian Krone .............      90,532,001     3/07/07       2,069,401
       78,675,118    Swiss Franc .................      66,573,677     3/07/07       1,613,923
      160,000,000    Euro ........................     204,848,940     3/13/07                          (7,070,058)
        8,343,048    Australian Dollar ...........       6,540,950     3/14/07                             (31,494)
      238,603,600    Swedish Krona ...............      35,089,425     3/15/07         102,756
    8,355,311,411    Japanese Yen ................      73,019,213     3/19/07       2,085,451
    3,966,025,000    Korean Won ..................       4,325,000     3/22/07          52,885
  124,031,431,250    Korean Won ..................     131,350,000     3/22/07                          (2,253,930)


                                                              Annual Report | 43

Mutual Qualified Fund

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                          CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                           AMOUNT            DATE          GAIN           LOSS
-------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL

       40,525,461  Canadian Dollar ................     $36,484,942         3/26/07    $ 1,617,402
       74,372,385  Euro ...........................      98,845,790         4/13/07        221,478
       68,355,756  Euro ...........................      86,525,809         4/18/07                   $ (4,136,865)
       53,675,000  Euro ...........................      71,940,894         5/24/07        653,906
       50,000,000  Euro ...........................      67,170,000         6/06/07        731,536
      522,851,000  Taiwan Dollar ..................      16,450,000         6/06/07        404,218
      370,260,473  Norwegian Krone ................      61,124,385         6/07/07      1,392,054
       37,239,400  Norwegian Krone ................       6,000,000         6/07/07                        (63,940)
                                                                                       ---------------------------
           Unrealized gain (loss) on forward exchange contracts ...................     11,740,796     (29,487,018)
                                                                                       ---------------------------
                   Net unrealized gain (loss) on forward exchange contracts ......................    $(17,746,222)
                                                                                                      ============

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $180,297,647, representing 3.17% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


44 | Annual Report

Mutual Qualified Fund

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                               ACQUISITION
AND CONTRACTS     ISSUER                                                           DATES                   COST          VALUE
---------------------------------------------------------------------------------------------------------------------------------
      365,293     AboveNet Inc. ......................................      10/02/01 - 11/25/03        $16,953,496    $11,192,578
          510     AboveNet Inc., options to purchase
                  (shares), exercise price $20.95,
                  expiration date, 9/09/13 ...........................       4/17/06 - 9/08/06                  --         13,795
       11,991     AboveNet Inc., wts., 9/08/08 .......................      10/02/01 - 10/02/03          1,490,986        383,712
       14,107     AboveNet Inc., wts., 9/08/10 .......................      10/02/01 - 10/02/03          1,600,719        406,282
       58,923     Anchor Resources LLC ...............................            6/29/04                       --             --
    3,462,696     Cerberus FIM Investors Auto Finance
                    LLC ..............................................            11/20/06               3,462,696      3,507,988
   10,331,832     Cerberus FIM Investors Auto Finance
                    LLC, 12.00%, 11/22/13 ............................            11/21/06              10,331,832     10,331,832
      442,462     Cerberus FIM Investors Commercial
                    Finance LLC ......................................            11/20/06                 442,462        448,249
    1,327,385     Cerberus FIM Investors Commercial
                    Finance LLC, 12.00%, 11/22/13 ....................            11/20/06               1,327,385      1,327,385
      757,082     Cerberus FIM Investors Commercial
                    Mortgage LLC .....................................            11/20/06                 757,082        766,985
    2,271,248     Cerberus FIM Investors Commercial
                    Mortgage LLC, 12.00%, 11/22/13 ...................            11/20/06               2,271,248      2,271,248
    3,606,788     Cerberus FIM Investors Insurance LLC ...............            11/20/06               3,606,788      3,653,965
   10,820,365     Cerberus FIM Investors Insurance LLC,
                    12.00%, 11/22/13 .................................            11/20/06              10,820,365     10,820,365
    7,649,972     Cerberus FIM Investors Rescap LLC ..................            11/20/06               7,649,972      7,750,033
   22,949,915     Cerberus FIM Investors Rescap
                    LLC, 12.00%, 11/22/13 ............................            11/20/06              22,949,915     22,949,915
    1,008,199     DecisionOne Corp. ..................................       3/12/99 - 7/18/00             700,978        718,846
    1,173,501     DecisionOne Corp. 12.00%, 4/15/10 ..................       3/12/99 - 10/16/06          2,981,329      1,173,501
       11,087     Elephant Capital Holdings Ltd. .....................       8/29/03 - 7/29/04                  --     15,028,126
        6,143     Esmark Inc. ........................................            7/28/06                6,509,253      5,058,002
       22,360     Esmark Inc., 8.00%, cvt. pfd., A ...................       11/08/04 - 9/29/06         22,360,000     21,622,120


                                                              Annual Report | 45

Mutual Qualified Fund

10. RESTRICTED SECURITIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                                                 ACQUISITION
AND CONTRACTS     ISSUER                                                            DATES                 COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------
       659,105    First Chicago Bancorp ..............................             11/16/06            $ 9,227,470      $  9,227,470
     1,497,000    Florida East Coast Industries Inc. .................        11/16/87 - 7/15/04        31,051,609        84,760,140
     2,814,856    Imagine Group Holdings Ltd. ........................              8/31/04             28,828,348        30,878,970
     1,982,308    International Automotive Components
                    Group Brazil LLC .................................         4/13/06 - 8/21/06         1,994,018         8,167,109
       265,676    International Automotive Components
                    Group Japan LLC ..................................        9/26/06 - 11/14/06         2,223,218         2,231,915
     8,425,843    International Automotive Components
                    Group LLC ........................................        1/12/06 - 10/16/06         8,034,000         8,425,843
     1,444,624    Kindred Healthcare Inc. ............................         4/28/99 - 3/29/06        17,191,448        34,652,918
                  Kindred Healthcare Inc., options to purchase (shares):
         3,876      exercise price $23.75,
                     expiration date, 7/17/11 ........................         7/17/02 - 7/17/05                --               921
         1,164      exercise price $26.00,
                     expiration date, 1/01/12 ........................         1/01/03 - 1/01/06                --                --
           870      exercise price $9.07,
                     expiration date, 1/01/13 ........................         1/01/04 - 1/01/06                --            12,974
           576      exercise price $25.99,
                     expiration date, 1/01/14 ........................         1/01/05 - 1/01/06                --                --
           240      exercise price $27.90,
                     expiration date, 1/10/15 ........................              1/06/06                     --                --
        53,490    NCB Warrant Holdings Ltd., A .......................             12/16/05                     --         6,299,517
        97,300    Olympus Re Holdings Ltd. ...........................             12/19/01              9,730,000            97,300
       279,965    Owens Corning Inc. .................................        10/20/06 - 12/20/06        7,897,375         7,952,406
       249,750    Owens Corning Inc., options to sell
                    (shares), exercise price $25.00,
                    expiration date, 4/06/07 .........................             12/20/06                  8,709                --
       249,750    Owens Corning Inc., options to purchase
                    (shares), exercise price $37.50,
                    expiration date, 1/02/08 .........................             12/20/06                 22,394                --
        92,938    PTV Inc., 10.00%, pfd, A ...........................        12/07/01 - 3/06/02           278,814           348,517
       394,800    Symetra Financial ..................................              7/27/04             39,480,000        46,669,308
                                                                                                                        ============
                      TOTAL RESTRICTED SECURITIES (6.31% OF NET ASSETS) ..........................................      $359,150,235
                                                                                                                        ============


46 | Annual Report

Mutual Qualified Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                     NUMBER OF SHARES/                       NUMBER OF SHARES/
                                        PRINCIPAL                               PRINCIPAL
                                       AMOUNT HELD                             AMOUNT HELD       VALUE      INVESTMENT    REALIZED
                                       AT BEGINNING     GROSS       GROSS        AT END          AT END       INCOME      CAPITAL
NAME OF ISSUER                           OF YEAR      ADDITIONS   REDUCTIONS    OF YEAR         OF YEAR       (LOSS)    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
DecisionOne Corp. .................      1,008,199            --          --     1,008,199    $    718,846  $       --  $        --
DecisionOne Corp., 12.00%, 4/15/10       1,094,401        79,100          --     1,173,501       1,173,501     134,571           --
Elephant Capital Holdings Ltd. ....         11,087            --          --        11,087      15,028,126          --           --
Esmark Inc. .......................             --         6,143          --         6,143       5,058,002      49,143           --
Esmark Inc., 8.00%, cvt. pfd., A ..         22,360            --          --        22,360      21,622,120   2,032,615           --
First Chicago Bancorp .............             --       659,105          --       659,105       9,227,470          --           --
Generale de Sante .................      2,010,450     1,135,618          --     3,146,068     128,741,973   1,199,614          (16)
Imagine Group Holdings Ltd. .......      2,814,856            --          --     2,814,856      30,878,970          --           --
Insun ENT Co. Ltd. ................        687,953            --          --       687,953       8,174,065          --           --
ITLA Capital Corp. ................        445,796            --          --       445,796      25,816,046     267,478           --
Lancer Industries Inc., B .........              4            --           4            --              --          --    8,372,094
MBOP Liquidating Trust ............        412,418            --     412,418            --              --          --       59,331
Saxon Capital Inc. ................      2,663,585            --   2,663,585            --              --          --   (8,462,294)
State National Bancshares Inc. ....      1,375,000            --          --     1,375,000      50,277,563     412,500           --
White River Capital Inc. ..........        549,751            --          --       549,751       8,878,479          --           --
                                                                                              -------------------------------------
TOTAL NON-CONTROLLED AFFILIATES
  (5.37% OF NET ASSETS) ..................................................................    $305,595,161  $4,095,921  $   (30,885)
                                                                                              =====================================

12. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the Fund in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.


                                                              Annual Report | 47

Mutual Qualified Fund

13. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


48 | Annual Report

Mutual Qualified Fund

14. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 49

Mutual Qualified Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL QUALIFIED FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Qualified Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2007


50 | Annual Report

Mutual Qualified Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $273,493,325 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $89,120,329 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $22,957,298 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 32.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.


                                                              Annual Report | 51

Mutual Qualified Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION    TIME SERVED     BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)        Director    Since 1987      7                            Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                    technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern
School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)                Director    Since 1994      7                            Independent Director, SLM
101 John F. Kennedy Parkway                                                                    Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                     Capital Corporation (financial
                                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)            Director    Since 2002      13                           Director, Franklin Templeton Emerging
101 John F. Kennedy Parkway                                                                    Markets Debt Opportunities Fund PLC
Short Hills, NJ 07078-2789                                                                     and Fiduciary International Ireland
                                                                                               Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)            Director    Since 1974      7                            None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)              Director    Since 1998      13                           None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION        TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)                 Director and    Director since       30                           Director, El Oro and
101 John F. Kennedy Parkway           Chairman of     1991 and                                          Exploration Co., p.l.c.
Short Hills, NJ 07078-2789            the Board       Chairman of the                                   (investments) and ARC
                                                      Board since 2005                                  Wireless Solutions, Inc.
                                                                                                        (wireless components and
                                                                                                        network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION        TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)           Director        Since 1996           13                           None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)        Vice President  Since 2005           Not Applicable               Not Applicable
101 John F. Kennedy Parkway,
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief           Chief Compliance     Not Applicable               Not Applicable
One Franklin Parkway                  Compliance      Officer since 2004
San Mateo, CA 94403-1906              Officer and     and Vice President
                                      Vice President  - AML
                                      - AML           Compliance since
                                      Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)              Senior Vice     Since 2005           Not Applicable               Not Applicable
101 John F. Kennedy Parkway           President
Short Hills, NJ 07078-2789            and Chief
                                      Investment
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION        TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice     Since 2002           Not Applicable               Not Applicable
500 East Broward Blvd.                President
Suite 2100                            and Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President  Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                 Secretary       Since 2005           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President  Since 2000           Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)             President       Since 2005           Not Applicable               Not Applicable
101 John F. Kennedy Parkway           and Chief
Short Hills, NJ 07078-2702            Executive
                                      Officer -
                                      Investment
                                      Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION           TIME SERVED       BY BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)              Treasurer          Since 2005        Not Applicable                  Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President     Since 2005        Not Applicable                  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial    Since 2004        Not Applicable                  Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 55

Mutual Qualified Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                               Michigan 7
Arizona                               Minnesota 7
California 8                          Missouri
Colorado                              New Jersey
Connecticut                           New York 8
Florida 8                             North Carolina
Georgia                               Ohio 7
Kentucky                              Oregon
Louisiana                             Pennsylvania
Maryland                              Tennessee
Massachusetts 7                       Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON           One Franklin Parkway
   INVESTMENTS               San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL QUALIFIED FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2006 02/07


MUTUAL EUROPEAN FUND









                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL EUROPEAN FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                            Thank You For Your
                            Continued Participation

                            At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE       Mutual Series is part of Franklin Templeton
                            Investments, which offers the specialized expertise of three world-class investment management groups --
                            Franklin, Templeton and Mutual Series. Mutual
                            Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.
                            Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION        Because these management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   Franklin Templeton Investments seeks to consistently
                            provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Annual Report

Mutual European Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of European companies that the manager believes are available at market prices less than their intrinsic value. The Fund defines European companies as issuers organized under the laws of, or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries, as defined in the prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Mutual European Fund covers the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a +27.30% cumulative total return for the 12 months ended December 31, 2006. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned +34.43% (in U.S. dollars) for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

1. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago. 3

With this economic backdrop, European equities had a positive year, outperforming the U.S. market by a significant margin for the second year in a row. Despite a sharp correction at the end of May and beginning of June, European equities rose 20% over the 12-month period (in local currency). 1 The historical correlation between European markets and the U.S. dollar did not hold true in 2006. Europe's markets rose significantly while the dollar lost 10.55% against the euro, 12.28% against the British pound and also fell against the Swiss franc and Nordic currencies. 4

Despite strong returns in 2006, European equities ended the year priced at about 14 times consensus 2007 earnings estimates. In addition, the euro zone's dividend yield was 3.00%, only slightly below the 3.95% yield of the 10-year German bond. However, European equity markets faced potential challenges from a possible U.S. economic slowdown, rising global short-term interest rates (albeit, from historically low levels), and a continued rise in the euro's value versus the U.S. dollar.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL.]

Germany                                          16.5%

France                                           16.3%

U.K                                              11.7%

Netherlands                                       9.3%

Switzerland                                       6.9%

Norway                                            6.4%

Sweden                                            5.8%

Belgium                                           4.6%

Spain                                             3.1%

U.S.                                              2.9%

Denmark                                           2.8%

South Africa                                      2.5%

Italy                                             2.3%

Finland                                           1.9%

Other                                             1.1%

Short-Term Investments & Other Net Assets         5.9%

2. Source: "Can M&A's "Best of Times" Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Source: "TPG tops buy-out league with $101bn," THE WALL STREET JOURNAL, 12/27/06.

4.    Source: Exshare (via Compustat via Factset).


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/06

-------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
-------------------------------------------------------------------------------
Food Products                                                             11.4%
-------------------------------------------------------------------------------
Commercial Banks                                                          10.2%
-------------------------------------------------------------------------------
Tobacco                                                                    7.9%
-------------------------------------------------------------------------------
Chemicals                                                                  6.8%
-------------------------------------------------------------------------------
Machinery                                                                  6.3%
-------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                4.7%
-------------------------------------------------------------------------------
Diversified Financial Services                                             4.4%
-------------------------------------------------------------------------------
Metals & Mining                                                            4.2%
-------------------------------------------------------------------------------
Multi-Utilities                                                            4.1%
-------------------------------------------------------------------------------
Diversified Telecommunication Services                                     3.9%
-------------------------------------------------------------------------------

INVESTMENT STRATEGY

We follow a distinctive value investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

In addition, we will generally seek to hedge the Fund's currency exposure to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

Although we increased our European merger arbitrage activity during the year under review, our equity portfolio was the largest contributor to Fund performance. Three of the Fund's best performing stock investments were Euronext, a European securities exchange; Schindler Holding, a Swiss elevator manufacturer; and Anglo American, a global mining and natural resources group.

Our investment in Euronext appreciated 119% in local currency during the year under review amid a favorable environment for global exchanges. Fundamentally, trading volumes in stocks and derivatives were strong and the company kept costs under control. Euronext announced a plan to return approximately $1.2 billion to shareholders in the form of dividends and buy-backs. The company's return of excess capital to shareholders contributed to our overall investment return. In addition, shareholders of Euronext and the New York Stock Exchange voted for the formation of the first transatlantic securities exchange, having agreed to create a new company at a price as of December 2006 that a vast majority of shareholders recognized as attractive.

Schindler Holding gained 49% in local currency during the Fund's fiscal year. As in 2005, the company benefited from favorable market conditions in emerging markets and Europe as various facilities were upgraded. Despite the year's strong performance, we continued to see meaningful upside potential in the stock, which in our assessment traded at an attractive valuation at period-end.


6 | Annual Report

U.K.-headquartered Anglo American has substantial interests in platinum, gold, diamonds, base and ferrous metals, and paper and packaging. The stock appreciated 33% in local currency during the year, following strong performance in 2005. Anglo and its mining sector peers benefited from high metals prices driven by sustained global demand, particularly from China. In addition, the company's management began to implement its previously outlined restructuring plan, including a substantial share buyback program. In October, Anglo announced the nomination of a new chief executive officer to succeed the current officeholder on March 1, 2007.

Although many of our investments performed well in 2006, some of the Fund's holdings posted negative results. Three positions that declined in value during the year were NTL, the U.K.'s largest cable television provider; Aker Drilling, a Norwegian offshore driller; and Highland Gold Mining, a U.K.-based gold mining company operating mainly in Russia.

NTL generated lackluster operating results as it continued to restructure its NTL unit while integrating its early 2006 acquisition of cable TV operator Telewest, as well as its purchase of mobile telephone company Virgin Mobile. NTL's share price was also negatively impacted by news late in the year that the company was interested in pursuing a transaction with ITV, a U.K. media firm. By period-end, such a transaction appeared unlikely following the acquisition of an 18% position in ITV by competitor British Sky Broadcasting. For the 12-month period, NTL shares declined 6%.

Aker Drilling provides contract drilling services, mainly for the ultra-deep offshore industry. The stock, which we purchased during the period, lost 4% in local currency from the time we bought it through year-end. The decline was largely due to concerns regarding the industry's rising labor costs.

Highland Gold Mining's stock fell 37% in local currency from the beginning of the period until we sold it. The company experienced a difficult year as its Russian Darasun mine was severely impacted by a fatal fire in September, which led to reduced output and higher costs. The mine produced close to 12,000 ounces of gold in the first six months of the year, equal to about 13% of Highland Gold's total gold output. As we no longer viewed the stock's risk/reward profile as attractive, we sold our relatively small position by period-end.

Finally, investors should note that we remained substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

TOP 10 HOLDINGS
12/31/06

-------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
-------------------------------------------------------------------------------
Orkla ASA                                                                  3.2%
 FOOD PRODUCTS, NORWAY
-------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                 2.8%
 TOBACCO, U.K.
-------------------------------------------------------------------------------
British American Tobacco PLC                                               2.7%
 TOBACCO, U.K.
-------------------------------------------------------------------------------
Nestle SA                                                                  2.5%
 FOOD PRODUCTS, SWITZERLAND
-------------------------------------------------------------------------------
Anglo American PLC                                                         2.5%
 METALS & MINING, SOUTH AFRICA
-------------------------------------------------------------------------------
Siemens AG                                                                 2.4%
 INDUSTRIAL CONGLOMERATES, GERMANY
-------------------------------------------------------------------------------
Altadis SA                                                                 2.4%
 TOBACCO, SPAIN
-------------------------------------------------------------------------------
Fortis                                                                     2.3%
 DIVERSIFIED FINANCIAL SERVICES, BELGIUM
-------------------------------------------------------------------------------
Schindler Holding AG, ord. & Registered                                    2.3%
 MACHINERY, SWITZERLAND
-------------------------------------------------------------------------------
Linde AG                                                                   2.3%
 CHEMICALS, GERMANY
-------------------------------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.


[PHOTO]         /s/ Philippe Brugere-Trelat

                Philippe Brugere-Trelat
                Portfolio Manager


                /s/  Katrina Dudley

                Katrina Dudley, CFA
                Assistant Portfolio Manager

                Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT has been lead portfolio manager for Mutual European Fund since 2005. He has been a member of the management team of the Mutual Series Funds since 2004, when he rejoined Franklin Templeton Investments. Previously, he was president and portfolio manager of Eurovest. Between 1984 and 1994, Mr. Brugere-Trelat was employed at Heine Securities Corporation, the Fund's former manager.

KATRINA DUDLEY, effective January 1, 2007, assumes assistant portfolio manager responsibilities for Mutual European Fund. She follows industrial companies (foreign and domestic) including transportation, manufacturers, machinery, electrical equipment and general industrial, as well as domestic health care companies. Prior to joining Franklin Templeton Investments in 2002, Ms. Dudley was an investment analyst at Federated Investors, Inc., responsible for the technology and health care sectors. From 1995 to 2001, Ms. Dudley was a senior manager in the corporate finance division of Ernst & Young LLP, where she specialized in valuation and litigation consulting.

CHARLES LAHR was an assistant portfolio for Mutual European Fund through December 2006. He has been a portfolio manager for Mutual Financial Services Fund since 2004 and, effective January 1, 2007, assumes portfolio manager responsibilities for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.
--------------------------------------------------------------------------------


8 | Annual Report

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------
CLASS Z (SYMBOL: MEURX)                        CHANGE    12/31/06   12/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.29      $24.59     $21.30
-----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-----------------------------------------------------------------------------
Dividend Income                     $0.6581
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.5988
-----------------------------------------------------------------------------
         TOTAL                      $2.4129
-----------------------------------------------------------------------------
CLASS A (SYMBOL: TEMIX)                        CHANGE    12/31/06   12/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.20      $24.19     $20.99
-----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-----------------------------------------------------------------------------
Dividend Income                     $0.5936
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.5988
-----------------------------------------------------------------------------
         TOTAL                      $2.3484
-----------------------------------------------------------------------------
CLASS B (SYMBOL: TEUBX)                        CHANGE    12/31/06   12/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.07      $23.65     $20.58
-----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-----------------------------------------------------------------------------
Dividend Income                     $0.4261
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.5988
-----------------------------------------------------------------------------
         TOTAL                      $2.1809
-----------------------------------------------------------------------------
CLASS C (SYMBOL: TEURX)                        CHANGE    12/31/06   12/31/05
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$3.19      $24.17     $20.98
-----------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
-----------------------------------------------------------------------------
Dividend Income                     $0.4279
-----------------------------------------------------------------------------
Short-Term Capital Gain             $0.1560
-----------------------------------------------------------------------------
Long-Term Capital Gain              $1.5988
-----------------------------------------------------------------------------
         TOTAL                      $2.1827
-----------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.


----------------------------------------------------------------------------------------
CLASS Z                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 2                  +27.30%      +123.97%           +362.49%
----------------------------------------------------------------------------------------
Average Annual Total Return 3              +27.30%       +17.50%            +16.55%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 4             $12,730       $22,397            $46,249
----------------------------------------------------------------------------------------
CLASS A                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 2                  +26.96%      +120.17%           +344.71%
----------------------------------------------------------------------------------------
Average Annual Total Return 3              +19.66%       +15.72%            +15.41%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 4             $11,966       $20,752            $41,929
----------------------------------------------------------------------------------------
CLASS B                                     1-YEAR        5-YEAR      INCEPTION (1/1/99)
----------------------------------------------------------------------------------------
Cumulative Total Return 2                  +26.01%      +113.03%           +230.58%
----------------------------------------------------------------------------------------
Average Annual Total Return 3              +22.01%       +16.11%            +16.13%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 4             $12,201       $21,103            $33,058
----------------------------------------------------------------------------------------
CLASS C                                     1-YEAR        5-YEAR            10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return 2                  +26.10%      +113.04%           +318.82%
----------------------------------------------------------------------------------------
Average Annual Total Return 3              +25.10%       +16.33%            +15.40%
----------------------------------------------------------------------------------------
Value of $10,000 Investment 4             $12,510       $21,304            $41,882
----------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


         Date          Mutual European Fund         MSCI AC Europe Index 5
       ---------       --------------------         ----------------------
        1/1/1997             $10,000                        $10,000
       1/31/1997             $10,457                        $10,066
       2/28/1997             $10,676                        $10,204
       3/31/1997             $10,817                        $10,526
       4/30/1997             $10,799                        $10,468
       5/31/1997             $10,939                        $10,922
       6/30/1997             $11,308                        $11,468
       7/31/1997             $11,801                        $11,997
       8/31/1997             $11,589                        $11,323
       9/30/1997             $12,358                        $12,436
      10/31/1997             $11,890                        $11,825
      11/30/1997             $12,013                        $12,001
      12/31/1997             $12,316                        $12,478
       1/31/1998             $12,521                        $12,926
       2/28/1998             $13,205                        $13,937
       3/31/1998             $14,153                        $14,933
       4/30/1998             $14,515                        $15,256
       5/31/1998             $15,023                        $15,494
       6/30/1998             $14,681                        $15,645
       7/31/1998             $14,564                        $15,982
       8/31/1998             $12,906                        $13,901
       9/30/1998             $11,721                        $13,344
      10/31/1998             $12,063                        $14,416
      11/30/1998             $12,846                        $15,202
      12/31/1998             $12,899                        $15,869
       1/31/1999             $12,930                        $15,790
       2/28/1999             $13,095                        $15,407
       3/31/1999             $13,393                        $15,587
       4/30/1999             $14,175                        $16,072
       5/31/1999             $14,205                        $15,331
       6/30/1999             $14,700                        $15,592
       7/31/1999             $14,720                        $15,763
       8/31/1999             $14,856                        $15,929
       9/30/1999             $14,856                        $15,816
      10/31/1999             $15,335                        $16,388
      11/30/1999             $16,626                        $16,847
      12/31/1999             $18,937                        $18,622
       1/31/2000             $19,363                        $17,319
       2/29/2000             $21,841                        $18,211
       3/31/2000             $21,168                        $18,649
       4/30/2000             $20,585                        $17,835
       5/31/2000             $20,619                        $17,680
       6/30/2000             $20,634                        $18,020
       7/31/2000             $20,764                        $17,736
       8/31/2000             $21,284                        $17,513
       9/30/2000             $20,764                        $16,695
      10/31/2000             $21,001                        $16,560
      11/30/2000             $20,918                        $15,856
      12/31/2000             $21,676                        $16,970
       1/31/2001             $22,277                        $16,996
       2/28/2001             $22,151                        $15,479
       3/31/2001             $21,285                        $14,330
       4/30/2001             $21,928                        $15,377
       5/31/2001             $22,305                        $14,651
       6/30/2001             $22,166                        $14,102
       7/31/2001             $22,040                        $14,119
       8/31/2001             $21,830                        $13,758
       9/30/2001             $19,336                        $12,375
      10/31/2001             $19,966                        $12,786
      11/30/2001             $20,387                        $13,312
      12/31/2001             $20,649                        $13,663
       1/31/2002             $21,093                        $12,973
       2/28/2002             $21,408                        $12,954
       3/31/2002             $22,253                        $13,669
       4/30/2002             $22,711                        $13,588
       5/31/2002             $22,840                        $13,560
       6/30/2002             $21,968                        $13,083
       7/31/2002             $20,264                        $11,634
       8/31/2002             $20,293                        $11,639
       9/30/2002             $19,007                        $10,121
      10/31/2002             $19,065                        $11,099
      11/30/2002             $19,253                        $11,648
      12/31/2002             $19,057                        $11,224
       1/31/2003             $18,528                        $10,697
       2/28/2003             $17,955                        $10,361
       3/31/2003             $18,219                        $10,204
       4/30/2003             $19,674                        $11,604
       5/31/2003             $20,923                        $12,378
       6/30/2003             $21,202                        $12,507
       7/31/2003             $21,690                        $12,756
       8/31/2003             $22,148                        $12,756
       9/30/2003             $22,503                        $13,021
      10/31/2003             $23,449                        $13,879
      11/30/2003             $24,307                        $14,465
      12/31/2003             $25,316                        $15,661
       1/31/2004             $25,602                        $15,850
       2/29/2004             $26,447                        $16,329
       3/31/2004             $26,342                        $15,858
       4/30/2004             $26,130                        $15,713
       5/31/2004             $26,206                        $15,977
       6/30/2004             $26,795                        $16,200
       7/31/2004             $26,490                        $15,758
       8/31/2004             $26,566                        $15,784
       9/30/2004             $27,357                        $16,427
      10/31/2004             $28,057                        $17,028
      11/30/2004             $29,547                        $18,265
      12/31/2004             $30,779                        $19,044
       1/31/2005             $30,264                        $18,706
       2/28/2005             $31,808                        $19,675
       3/31/2005             $31,138                        $19,157
       4/30/2005             $30,732                        $18,692
       5/31/2005             $31,231                        $18,792
       6/30/2005             $31,964                        $19,076
       7/31/2005             $33,155                        $19,798
       8/31/2005             $33,703                        $20,133
       9/30/2005             $34,455                        $20,668
      10/31/2005             $33,923                        $19,991
      11/30/2005             $34,894                        $20,365
      12/31/2005             $36,330                        $21,084
       1/31/2006             $37,541                        $22,510
       2/28/2006             $38,564                        $22,561
       3/31/2006             $40,457                        $23,404
       4/30/2006             $40,952                        $24,660
       5/31/2006             $39,519                        $23,943
       6/30/2006             $39,655                        $24,033
       7/31/2006             $40,055                        $24,437
       8/31/2006             $41,496                        $25,206
       9/30/2006             $42,225                        $25,358
      10/31/2006             $43,597                        $26,457
      11/30/2006             $44,361                        $27,457
      12/31/2006             $46,249                        $28,342

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS Z                           12/31/06
------------------------------------------
1-Year                             +27.30%
------------------------------------------
5-Year                             +17.50%
------------------------------------------
10-Year                            +16.55%
------------------------------------------

CLASS A (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Date         Mutual European Fund         MSCI AC Europe Index 5
       ---------      --------------------         ----------------------
        1/1/1997             $9,428                         $10,000
       1/31/1997             $9,859                         $10,066
       2/28/1997            $10,058                         $10,204
       3/31/1997            $10,191                         $10,526
       4/30/1997            $10,174                         $10,468
       5/31/1997            $10,298                         $10,922
       6/30/1997            $10,646                         $11,468
       7/31/1997            $11,104                         $11,997
       8/31/1997            $10,904                         $11,323
       9/30/1997            $11,620                         $12,436
      10/31/1997            $11,179                         $11,825
      11/30/1997            $11,287                         $12,001
      12/31/1997            $11,569                         $12,478
       1/31/1998            $11,762                         $12,926
       2/28/1998            $12,388                         $13,937
       3/31/1998            $13,262                         $14,933
       4/30/1998            $13,594                         $15,256
       5/31/1998            $14,072                         $15,494
       6/30/1998            $13,750                         $15,645
       7/31/1998            $13,614                         $15,982
       8/31/1998            $12,064                         $13,901
       9/30/1998            $10,948                         $13,344
      10/31/1998            $11,260                         $14,416
      11/30/1998            $11,988                         $15,202
      12/31/1998            $12,039                         $15,869
       1/31/1999            $12,068                         $15,790
       2/28/1999            $12,213                         $15,407
       3/31/1999            $12,483                         $15,587
       4/30/1999            $13,217                         $16,072
       5/31/1999            $13,227                         $15,331
       6/30/1999            $13,679                         $15,592
       7/31/1999            $13,698                         $15,763
       8/31/1999            $13,825                         $15,929
       9/30/1999            $13,816                         $15,816
      10/31/1999            $14,255                         $16,388
      11/30/1999            $15,446                         $16,847
      12/31/1999            $17,584                         $18,622
       1/31/2000            $17,972                         $17,319
       2/29/2000            $20,271                         $18,211
       3/31/2000            $19,641                         $18,649
       4/30/2000            $19,096                         $17,835
       5/31/2000            $19,127                         $17,680
       6/30/2000            $19,123                         $18,020
       7/31/2000            $19,245                         $17,736
       8/31/2000            $19,710                         $17,513
       9/30/2000            $19,234                         $16,695
      10/31/2000            $19,444                         $16,560
      11/30/2000            $19,367                         $15,856
      12/31/2000            $20,058                         $16,970
       1/31/2001            $20,606                         $16,996
       2/28/2001            $20,476                         $15,479
       3/31/2001            $19,679                         $14,330
       4/30/2001            $20,267                         $15,377
       5/31/2001            $20,606                         $14,651
       6/30/2001            $20,471                         $14,102
       7/31/2001            $20,340                         $14,119
       8/31/2001            $20,157                         $13,758
       9/30/2001            $17,839                         $12,375
      10/31/2001            $18,428                         $12,786
      11/30/2001            $18,808                         $13,312
      12/31/2001            $19,044                         $13,663
       1/31/2002            $19,444                         $12,973
       2/28/2002            $19,724                         $12,954
       3/31/2002            $20,498                         $13,669
       4/30/2002            $20,912                         $13,588
       5/31/2002            $21,032                         $13,560
       6/30/2002            $20,214                         $13,083
       7/31/2002            $18,653                         $11,634
       8/31/2002            $18,667                         $11,639
       9/30/2002            $17,482                         $10,121
      10/31/2002            $17,523                         $11,099
      11/30/2002            $17,684                         $11,648
      12/31/2002            $17,511                         $11,224
       1/31/2003            $17,020                         $10,697
       2/28/2003            $16,488                         $10,361
       3/31/2003            $16,720                         $10,204
       4/30/2003            $18,057                         $11,604
       5/31/2003            $19,190                         $12,378
       6/30/2003            $19,444                         $12,507
       7/31/2003            $19,883                         $12,756
       8/31/2003            $20,309                         $12,756
       9/30/2003            $20,625                         $13,021
      10/31/2003            $21,476                         $13,879
      11/30/2003            $22,259                         $14,465
      12/31/2003            $23,174                         $15,661
       1/31/2004            $23,426                         $15,850
       2/29/2004            $24,195                         $16,329
       3/31/2004            $24,097                         $15,858
       4/30/2004            $23,901                         $15,713
       5/31/2004            $23,957                         $15,977
       6/30/2004            $24,496                         $16,200
       7/31/2004            $24,200                         $15,758
       8/31/2004            $24,270                         $15,784
       9/30/2004            $24,975                         $16,427
      10/31/2004            $25,608                         $17,028
      11/30/2004            $26,975                         $18,265
      12/31/2004            $28,094                         $19,044
       1/31/2005            $27,604                         $18,706
       2/28/2005            $29,002                         $19,675
       3/31/2005            $28,382                         $19,157
       4/30/2005            $28,007                         $18,692
       5/31/2005            $28,454                         $18,792
       6/30/2005            $29,109                         $19,076
       7/31/2005            $30,180                         $19,798
       8/31/2005            $30,672                         $20,133
       9/30/2005            $31,353                         $20,668
      10/31/2005            $30,860                         $19,991
      11/30/2005            $31,743                         $20,365
      12/31/2005            $33,026                         $21,084
       1/31/2006            $34,128                         $22,510
       2/28/2006            $35,040                         $22,561
       3/31/2006            $36,755                         $23,404
       4/30/2006            $37,196                         $24,660
       5/31/2006            $35,890                         $23,943
       6/30/2006            $36,006                         $24,033
       7/31/2006            $36,375                         $24,437
       8/31/2006            $37,672                         $25,206
       9/30/2006            $38,329                         $25,358
      10/31/2006            $39,546                         $26,457
      11/30/2006            $40,235                         $27,457
      12/31/2006            $41,929                         $28,342


AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
 CLASS A                          12/31/06
------------------------------------------
 1-Year                            +19.66%
------------------------------------------
 5-Year                            +15.72%
------------------------------------------
 10-Year                           +15.41%
------------------------------------------



                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS B                             12/31/06
---------------------------------------------
1-Year                               +22.01%
---------------------------------------------
5-Year                               +16.11%
---------------------------------------------
Since Inception (1/1/99)             +16.13%
---------------------------------------------

CLASS B (1/1/99-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         Date            Mutual European Fund        MSCI AC Europe Index 5
       ---------         --------------------        ----------------------
        1/1/1999              $10,000                        $10,000
       1/31/1999              $10,016                         $9,950
       2/28/1999              $10,136                         $9,709
       3/31/1999              $10,361                         $9,822
       4/30/1999              $10,954                        $10,128
       5/31/1999              $10,962                         $9,661
       6/30/1999              $11,334                         $9,826
       7/31/1999              $11,342                         $9,933
       8/31/1999              $11,439                        $10,038
       9/30/1999              $11,431                         $9,967
      10/31/1999              $11,788                        $10,327
      11/30/1999              $12,770                        $10,616
      12/31/1999              $14,517                        $11,735
       1/31/2000              $14,831                        $10,914
       2/29/2000              $16,713                        $11,476
       3/31/2000              $16,190                        $11,752
       4/30/2000              $15,729                        $11,239
       5/31/2000              $15,746                        $11,141
       6/30/2000              $15,738                        $11,356
       7/31/2000              $15,820                        $11,177
       8/31/2000              $16,206                        $11,036
       9/30/2000              $15,802                        $10,520
      10/31/2000              $15,967                        $10,436
      11/30/2000              $15,894                         $9,992
      12/31/2000              $16,450                        $10,694
       1/31/2001              $16,894                        $10,710
       2/28/2001              $16,775                         $9,754
       3/31/2001              $16,114                         $9,030
       4/30/2001              $16,580                         $9,690
       5/31/2001              $16,861                         $9,232
       6/30/2001              $16,744                         $8,886
       7/31/2001              $16,624                         $8,897
       8/31/2001              $16,462                         $8,670
       9/30/2001              $14,572                         $7,798
      10/31/2001              $15,028                         $8,057
      11/30/2001              $15,332                         $8,389
      12/31/2001              $15,518                         $8,610
       1/31/2002              $15,838                         $8,175
       2/28/2002              $16,058                         $8,163
       3/31/2002              $16,675                         $8,613
       4/30/2002              $17,006                         $8,563
       5/31/2002              $17,094                         $8,545
       6/30/2002              $16,425                         $8,244
       7/31/2002              $15,136                         $7,331
       8/31/2002              $15,147                         $7,334
       9/30/2002              $14,169                         $6,378
      10/31/2002              $14,203                         $6,994
      11/30/2002              $14,325                         $7,340
      12/31/2002              $14,182                         $7,073
       1/31/2003              $13,778                         $6,741
       2/28/2003              $13,329                         $6,529
       3/31/2003              $13,520                         $6,430
       4/30/2003              $14,586                         $7,312
       5/31/2003              $15,494                         $7,800
       6/30/2003              $15,696                         $7,881
       7/31/2003              $16,034                         $8,038
       8/31/2003              $16,373                         $8,038
       9/30/2003              $16,621                         $8,205
      10/31/2003              $17,298                         $8,746
      11/30/2003              $17,919                         $9,115
      12/31/2003              $18,642                         $9,869
       1/31/2004              $18,836                         $9,988
       2/29/2004              $19,442                        $10,290
       3/31/2004              $19,351                         $9,993
       4/30/2004              $19,191                         $9,902
       5/31/2004              $19,225                        $10,068
       6/30/2004              $19,633                        $10,209
       7/31/2004              $19,391                         $9,930
       8/31/2004              $19,437                         $9,946
       9/30/2004              $19,990                        $10,352
      10/31/2004              $20,485                        $10,730
      11/30/2004              $21,568                        $11,510
      12/31/2004              $22,448                        $12,001
       1/31/2005              $22,060                        $11,788
       2/28/2005              $23,163                        $12,399
       3/31/2005              $22,647                        $12,072
       4/30/2005              $22,342                        $11,779
       5/31/2005              $22,682                        $11,842
       6/30/2005              $23,191                        $12,021
       7/31/2005              $24,039                        $12,476
       8/31/2005              $24,416                        $12,687
       9/30/2005              $24,946                        $13,024
      10/31/2005              $24,533                        $12,598
      11/30/2005              $25,216                        $12,834
      12/31/2005              $26,234                        $13,286
       1/31/2006              $27,089                        $14,185
       2/28/2006              $27,802                        $14,217
       3/31/2006              $29,141                        $14,748
       4/30/2006              $29,472                        $15,540
       5/31/2006              $28,414                        $15,088
       6/30/2006              $28,491                        $15,145
       7/31/2006              $28,764                        $15,399
       8/31/2006              $29,776                        $15,884
       9/30/2006              $30,269                        $15,980
      10/31/2006              $31,229                        $16,672
      11/30/2006              $31,735                        $17,302
      12/31/2006              $33,058                        $17,860



AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
CLASS C                             12/31/06
---------------------------------------------
1-Year                               +25.10%
---------------------------------------------
5-Year                               +16.33%
---------------------------------------------
10-Year                              +15.40%
---------------------------------------------

CLASS C (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

        Date            Mutual European Fund        MSCI AC Europe Index 5
       ---------        --------------------        ----------------------
        1/1/1997             $10,000                         $10,000
       1/31/1997             $10,448                         $10,066
       2/28/1997             $10,659                         $10,204
       3/31/1997             $10,782                         $10,526
       4/30/1997             $10,764                         $10,468
       5/31/1997             $10,888                         $10,922
       6/30/1997             $11,248                         $11,468
       7/31/1997             $11,722                         $11,997
       8/31/1997             $11,502                         $11,323
       9/30/1997             $12,252                         $12,436
      10/31/1997             $11,784                         $11,825
      11/30/1997             $11,899                         $12,001
      12/31/1997             $12,189                         $12,478
       1/31/1998             $12,383                         $12,926
       2/28/1998             $13,055                         $13,937
       3/31/1998             $13,979                         $14,933
       4/30/1998             $14,319                         $15,256
       5/31/1998             $14,815                         $15,494
       6/30/1998             $14,465                         $15,645
       7/31/1998             $14,330                         $15,982
       8/31/1998             $12,683                         $13,901
       9/30/1998             $11,504                         $13,344
      10/31/1998             $11,834                         $14,416
      11/30/1998             $12,593                         $15,202
      12/31/1998             $12,635                         $15,869
       1/31/1999             $12,655                         $15,790
       2/28/1999             $12,807                         $15,407
       3/31/1999             $13,091                         $15,587
       4/30/1999             $13,842                         $16,072
       5/31/1999             $13,852                         $15,331
       6/30/1999             $14,325                         $15,592
       7/31/1999             $14,335                         $15,763
       8/31/1999             $14,458                         $15,929
       9/30/1999             $14,448                         $15,816
      10/31/1999             $14,899                         $16,388
      11/30/1999             $16,139                         $16,847
      12/31/1999             $18,370                         $18,622
       1/31/2000             $18,765                         $17,319
       2/29/2000             $21,167                         $18,211
       3/31/2000             $20,498                         $18,649
       4/30/2000             $19,917                         $17,835
       5/31/2000             $19,938                         $17,680
       6/30/2000             $19,925                         $18,020
       7/31/2000             $20,040                         $17,736
       8/31/2000             $20,525                         $17,513
       9/30/2000             $20,006                         $16,695
      10/31/2000             $20,225                         $16,560
      11/30/2000             $20,121                         $15,856
      12/31/2000             $20,836                         $16,970
       1/31/2001             $21,392                         $16,996
       2/28/2001             $21,256                         $15,479
       3/31/2001             $20,402                         $14,330
       4/30/2001             $20,999                         $15,377
       5/31/2001             $21,351                         $14,651
       6/30/2001             $21,199                         $14,102
       7/31/2001             $21,050                         $14,119
       8/31/2001             $20,846                         $13,758
       9/30/2001             $18,441                         $12,375
      10/31/2001             $19,039                         $12,786
      11/30/2001             $19,419                         $13,312
      12/31/2001             $19,659                         $13,663
       1/31/2002             $20,058                         $12,973
       2/28/2002             $20,347                         $12,954
       3/31/2002             $21,118                         $13,669
       4/30/2002             $21,544                         $13,588
       5/31/2002             $21,654                         $13,560
       6/30/2002             $20,801                         $13,083
       7/31/2002             $19,178                         $11,634
       8/31/2002             $19,192                         $11,639
       9/30/2002             $17,958                         $10,121
      10/31/2002             $17,986                         $11,099
      11/30/2002             $18,152                         $11,648
      12/31/2002             $17,960                         $11,224
       1/31/2003             $17,442                         $10,697
       2/28/2003             $16,897                         $10,361
       3/31/2003             $17,121                         $10,204
       4/30/2003             $18,477                         $11,604
       5/31/2003             $19,637                         $12,378
       6/30/2003             $19,874                         $12,507
       7/31/2003             $20,310                         $12,756
       8/31/2003             $20,732                         $12,756
       9/30/2003             $21,055                         $13,021
      10/31/2003             $21,912                         $13,879
      11/30/2003             $22,699                         $14,465
      12/31/2003             $23,616                         $15,661
       1/31/2004             $23,858                         $15,850
       2/29/2004             $24,627                         $16,329
       3/31/2004             $24,513                         $15,858
       4/30/2004             $24,313                         $15,713
       5/31/2004             $24,356                         $15,977
       6/30/2004             $24,877                         $16,200
       7/31/2004             $24,576                         $15,758
       8/31/2004             $24,633                         $15,784
       9/30/2004             $25,336                         $16,427
      10/31/2004             $25,967                         $17,028
      11/30/2004             $27,329                         $18,265
      12/31/2004             $28,442                         $19,044
       1/31/2005             $27,946                         $18,706
       2/28/2005             $29,331                         $19,675
       3/31/2005             $28,690                         $19,157
       4/30/2005             $28,296                         $18,692
       5/31/2005             $28,733                         $18,792
       6/30/2005             $29,381                         $19,076
       7/31/2005             $30,450                         $19,798
       8/31/2005             $30,919                         $20,133
       9/30/2005             $31,593                         $20,668
      10/31/2005             $31,080                         $19,991
      11/30/2005             $31,944                         $20,365
      12/31/2005             $33,213                         $21,084
       1/31/2006             $34,305                         $22,510
       2/28/2006             $35,208                         $22,561
       3/31/2006             $36,917                         $23,404
       4/30/2006             $37,329                         $24,660
       5/31/2006             $35,999                         $23,943
       6/30/2006             $36,079                         $24,033
       7/31/2006             $36,434                         $24,437
       8/31/2006             $37,706                         $25,206
       9/30/2006             $38,334                         $25,358
      10/31/2006             $39,542                         $26,457
      11/30/2006             $40,203                         $27,457
      12/31/2006             $41,882                         $28,342


12 | Annual Report

ENDNOTES

BECAUSE THE FUND INVESTS IN ISSUERS LOCATED IN EUROPE, IT MAY EXPERIENCE GREATER VOLATILITY THAN A GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTIES. IN ADDITION, THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY AN INCREASED RISK OF PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The MSCI AC Europe Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the European region.


Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------

                                                                                         EXPENSES PAID
                                               BEGINNING ACCOUNT    ENDING ACCOUNT       DURING PERIOD*
CLASS Z                                           VALUE 7/1/06      VALUE 12/31/06      7/1/06-12/31/06
--------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,166.30              $ 5.84
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,019.81              $ 5.45
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,164.50              $ 7.42
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,018.35              $ 6.92
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,160.30              $11.27
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,014.77              $10.51
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                              $1,000            $1,160.80              $11.27
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000            $1,014.77              $10.51
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.07%; A: 1.36%; B: 2.07%; and C: 2.07%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

Mutual European Fund

FINANCIAL HIGHLIGHTS

                                                   ----------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
CLASS Z                                                  2006         2005         2004         2003         2002
                                                   ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .............   $    21.30     $  19.75     $  16.79     $  12.97     $  14.43
                                                   ----------------------------------------------------------------
Income from investment operations a:

 Net investment income b .......................         0.62         0.42         0.37         0.32         0.27

 Net realized and unrealized gains (losses) ....         5.08         3.11         3.21         3.93        (1.38)
                                                   ----------------------------------------------------------------
Total from investment operations ...............         5.70         3.53         3.58         4.25        (1.11)
                                                   ----------------------------------------------------------------
Less distributions from:

 Net investment income .........................        (0.66)       (0.55)       (0.60)       (0.43)       (0.25)
                                                   ----------------------------------------------------------------
 Net realized gains ............................        (1.75)       (1.43)       (0.02)          --        (0.10)
                                                   ----------------------------------------------------------------
Total distributions ............................        (2.41)       (1.98)       (0.62)       (0.43)       (0.35)
                                                   ----------------------------------------------------------------
Redemption fees ................................           -- d         -- d         -- d         -- d         --
                                                   ----------------------------------------------------------------
Net asset value, end of year ...................   $    24.59     $  21.30     $  19.75     $  16.79     $  12.97
                                                   ================================================================

Total return ...................................        27.30%       18.03%       21.58%       32.84%       (7.71)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $1,034,000     $788,228     $650,547     $498,667     $376,828

Ratios to average net assets:

 Expenses c ....................................         1.05% e      1.05% e      1.07% e      1.08%        1.05%

 Net investment income .........................         2.64%        1.99%        2.10%        2.19%        1.88%

Portfolio turnover rate ........................        37.65%       29.84%       33.11%       52.33%       29.86%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................         1.04% e      1.04% e      1.07% e      1.08%        1.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


 16 | The accompanying notes are an integral part of these financial statements.
    | Annual Report

Mutual European Fund

                                                   --------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
CLASS A                                                2006         2005         2004         2003         2002
                                                   --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  20.99     $  19.50     $  16.59     $  12.83     $  14.27
                                                   --------------------------------------------------------------
Income from investment operations a:
 Net investment income b .......................       0.56         0.34         0.31         0.26         0.22

 Net realized and unrealized gains (losses) ....       4.98         3.07         3.16         3.88        (1.35)
                                                   --------------------------------------------------------------
Total from investment operations ...............       5.54         3.41         3.47         4.14        (1.13)
                                                   --------------------------------------------------------------
Less distributions from:
 Net investment income .........................      (0.59)       (0.49)       (0.54)       (0.38)       (0.21)
                                                   --------------------------------------------------------------
 Net realized gains ............................      (1.75)       (1.43)       (0.02)          --        (0.10)
                                                   --------------------------------------------------------------
Total distributions ............................      (2.34)       (1.92)       (0.56)       (0.38)       (0.31)
                                                   --------------------------------------------------------------
Redemption fees ................................         -- e         -- e         -- e         -- e         --
                                                   --------------------------------------------------------------
Net asset value, end of year ...................   $  24.19     $  20.99     $  19.50     $  16.59     $  12.83
                                                   --------------------------------------------------------------

Total return c .................................      26.96%       17.56%       21.23%       32.34%       (8.05)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $964,717     $707,995     $545,120     $417,630     $302,735

Ratios to average net assets:

 Expenses d ....................................       1.34% f      1.38% f      1.42% f      1.43%        1.40%

 Net investment income .........................       2.35%        1.66%        1.75%        1.84%        1.53%

Portfolio turnover rate ........................      37.65%       29.84%       33.11%       52.33%       29.86%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................       1.33% f      1.37% f      1.42% f      1.43%        1.39%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 17

Mutual European Fund

                                                   ----------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
CLASS B                                              2006       2005       2004       2003       2002
                                                   ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $20.58     $19.14     $16.31     $12.64     $14.09
                                                   ----------------------------------------------------
Income from investment operations a:

 Net investment income b .......................     0.38       0.21       0.19       0.16       0.10

 Net realized and unrealized gains (losses) ....     4.87       3.01       3.10       3.81      (1.31)
                                                   ----------------------------------------------------
Total from investment operations ...............     5.25       3.22       3.29       3.97      (1.21)
                                                   ----------------------------------------------------
Less distributions from:

 Net investment income .........................    (0.43)     (0.35)     (0.44)     (0.30)     (0.14)

 Net realized gains ............................    (1.75)     (1.43)     (0.02)        --      (0.10)
                                                   ----------------------------------------------------
Total distributions ............................    (2.18)     (1.78)     (0.46)     (0.30)     (0.24)
                                                   ----------------------------------------------------
Redemption fees ................................       -- e       -- e       -- e       -- e       --
                                                   ----------------------------------------------------
Net asset value, end of year ...................   $23.65     $20.58     $19.14     $16.31     $12.64
                                                   ====================================================

Total return c .................................    26.01%     16.87%     20.41%     31.45%     (8.61)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $63,219    $55,303    $50,216    $38,526    $24,855

Ratios to average net assets:

 Expenses d ....................................     2.05% f    2.05% f    2.07% f    2.08%      2.05%

 Net investment income .........................     1.64%      0.99%      1.10%      1.19%      0.87%

Portfolio turnover rate ........................    37.65%     29.84%     33.11%     52.33%     29.86%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................     2.04% f    2.04% f    2.07% f    2.08%      2.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

                                                   ----------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
CLASS C                                              2006       2005       2004       2003       2002
                                                   ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $20.98     $19.50     $16.60     $12.85     $14.29
                                                   ----------------------------------------------------
Income from investment operations a:

 Net investment income b .......................     0.38       0.21       0.20       0.17       0.13

 Net realized and unrealized gains (losses) ....     4.99       3.05       3.15       3.87      (1.35)
                                                   ----------------------------------------------------
Total from investment operations ...............     5.37       3.26       3.35       4.04      (1.22)
                                                   ----------------------------------------------------
Less distributions from:

 Net investment income .........................    (0.43)     (0.35)     (0.43)     (0.29)     (0.12)

 Net realized gains ............................    (1.75)     (1.43)     (0.02)        --      (0.10)
                                                   ----------------------------------------------------
Total distributions ............................    (2.18)     (1.78)     (0.45)     (0.29)     (0.22)
                                                   ----------------------------------------------------
Redemption fees ................................       -- e       -- e       -- e       -- e       --
                                                   ----------------------------------------------------
Net asset value, end of year ...................   $24.17     $20.98     $19.50     $16.60     $12.85
                                                   ====================================================

Total return c .................................    26.10%     16.78%     20.43%     31.49%     (8.65)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ................   $303,259   $242,894   $205,197   $166,758   $123,374

Ratios to average net assets:

 Expenses d ....................................     2.05% f    2.05% f    2.07% f    2.08%      2.02%

 Net investment income .........................     1.64%      0.99%      1.10%      1.19%      0.91%

Portfolio turnover rate ........................    37.65%     29.84%     33.11%     52.33%     29.86%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ......................................     2.04% f    2.04% f    2.07% f    2.08%      2.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 19

Mutual European Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

---------------------------------------------------------------------------------------------------------
                                                                        SHARES/WARRANTS/
                                                            COUNTRY        CONTRACTS           VALUE
---------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 94.4%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 91.0%
        AIR FREIGHT & LOGISTICS 0.1%
      a Geodis SA ....................................       France           12,309        $  2,526,641
                                                                                            -------------
        AUTOMOBILES 0.6%
        Renault SA ...................................       France          117,178          14,075,954
                                                                                            -------------
        BEVERAGES 2.2%
        Carlsberg AS, A ..............................      Denmark           28,600           2,632,585
        Carlsberg AS, B ..............................      Denmark          193,506          19,216,325
        Pernod Ricard SA .............................       France          133,800          30,732,347
                                                                                            -------------
                                                                                              52,581,257
                                                                                            -------------
        CAPITAL MARKETS 0.5%
        D. Carnegie & Co. AB .........................       Sweden          517,156          11,133,890
                                                                                            -------------
        CHEMICALS 6.8%
      a Arkema .......................................       France           72,152           3,707,858
        K+S AG .......................................      Germany          434,094          47,131,368
        Koninklijke DSM NV ...........................    Netherlands        610,876          30,183,059
        Linde AG .....................................      Germany          514,528          53,330,992
      a Sika AG ......................................    Switzerland         16,481          25,562,423
                                                                                            -------------
                                                                                             159,915,700
                                                                                            -------------
        COMMERCIAL BANKS 10.2%
       a Aareal Bank AG ..............................      Germany          544,817          25,344,102
        BNP Paribas SA ...............................       France          459,760          50,160,794
        Danske Bank AS ...............................      Denmark          464,556          20,640,720
        Intesa Sanpaulo SpA ..........................       Italy         2,925,735          22,593,380
        KBC Groep NV .................................      Belgium          252,669          30,985,466
        Natixis ......................................       France           92,700           2,604,004
      a Postal Savings Bank ..........................       Greece           13,110             309,083
        Societe Generale, A ..........................       France          191,290          32,473,089
        Svenska Handelsbanken AB, A ..................       Sweden        1,272,140          38,436,038
        Swedbank AB, A ...............................       Sweden          481,880          17,478,278
                                                                                            -------------
                                                                                             241,024,954
                                                                                            -------------
        COMMERCIAL SERVICES & SUPPLIES 0.8%
        Techem AG ....................................      Germany          259,982          19,029,842
                                                                                            -------------
        DISTRIBUTORS 0.9%
        Compania de Distribucion Integral Logista SA .       Spain           322,008          20,785,759
                                                                                            -------------
        DIVERSIFIED FINANCIAL SERVICES 4.4%
        Deutsche Boerse AG ...........................      Germany          170,417          31,363,777
        Euronext NV ..................................    Netherlands        164,380          19,420,588
        Fortis .......................................      Belgium        1,273,570          54,318,796
    a,b Marconi Corp., Contingent Distribution .......   United Kingdom   28,582,000                  --
                                                                                            -------------
                                                                                             105,103,161
                                                                                            -------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 3.9%
a,c,d,e AboveNet Inc. ................................   United States        83,713           2,564,966
a,b,d,e AboveNet Inc., Contingent Distribution .......   United States    11,722,000                  --


 20 | Annual Report

Mutual European Fund

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES/WARRANTS/
                                                                                   COUNTRY         CONTRACTS          VALUE
--------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        DIVERSIFIED TELECOMMUNICATION SERVICES (CONTINUED)
  a,c,d AboveNet Inc., options to purchase (shares), exercise price $20.95,
          expiration date, 9/09/13 ..........................................   United States              117     $      3,165
a,c,d,e AboveNet Inc., wts., 9/08/08 ........................................   United States            2,816           90,112
a,c,d,e AboveNet Inc., wts., 9/08/10 ........................................   United States            3,313           95,414
        Belgacom ............................................................      Belgium             518,490       22,839,519
        Koninklijke (Royal) KPN NV ..........................................    Netherlands         1,939,171       27,569,074
        NTL Inc. ............................................................   United Kingdom       1,632,505       41,204,426
                                                                                                                   -------------
                                                                                                                     94,366,676
                                                                                                                   -------------
        ELECTRIC UTILITIES 1.8%
        E.ON AG .............................................................      Germany             321,220       43,797,691
                                                                                                                   -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.9%
        OMX AB ..............................................................       Sweden           1,094,740       20,133,296
                                                                                                                   -------------
        ENERGY EQUIPMENT & SERVICES 1.8%
      a Aker Drilling ASA ...................................................       Norway           1,209,492        7,448,280
    a,f Compagnie Generale de Geophysique SA ................................       France              12,184        2,640,909
        Fugro NV ............................................................    Netherlands           378,195       18,072,353
      a Petroleum Geo-Services ASA ..........................................       Norway             338,313        7,948,370
      a Seadrill Ltd. .......................................................      Bermuda             403,920        6,817,721
                                                                                                                   -------------
                                                                                                                     42,927,633
                                                                                                                   -------------
        FOOD & STAPLES RETAILING 2.9%
        Bourbon SA ..........................................................       France             339,698       18,667,654
        Carrefour SA ........................................................       France             704,130       42,700,622
        RHM PLC .............................................................   United Kingdom       1,117,244        8,292,348
                                                                                                                   -------------
                                                                                                                     69,660,624
                                                                                                                   -------------
        FOOD PRODUCTS 11.4%
        Cadbury Schweppes PLC ...............................................   United Kingdom       2,622,412       28,066,054
        CSM NV ..............................................................    Netherlands           816,226       31,429,481
        Groupe Danone .......................................................       France             323,470       49,019,204
        Leroy Seafood Group ASA .............................................       Norway             348,693        6,151,169
        Nestle SA ...........................................................    Switzerland           166,037       58,999,648
      d Orkla ASA ...........................................................       Norway           1,322,640       74,875,220
      a Pan Fish ASA ........................................................       Norway           7,424,923        6,787,168
        Rieber & Son ASA ....................................................       Norway           1,548,350       13,905,254
                                                                                                                   -------------
                                                                                                                    269,233,198
                                                                                                                   -------------
        HEALTH CARE PROVIDERS & SERVICES 1.1%
        Rhoen-Klinikum AG ...................................................      Germany             519,452       24,815,576
                                                                                                                   -------------
        HOTELS, RESTAURANTS & LEISURE 0.0% g
        Ladbrokes PLC .......................................................   United Kingdom          17,202          141,067
                                                                                                                   -------------
        HOUSEHOLD DURABLES 2.9%
        Hunter Douglas NV ...................................................    Netherlands           369,725       29,722,578
        Koninklijke Philips Electronics NV ..................................    Netherlands         1,019,375       38,444,532
                                                                                                                   -------------
                                                                                                                     68,167,110
                                                                                                                   -------------


                                                              Annual Report | 21

Mutual European Fund

-------------------------------------------------------------------------------------------------------------------
                                                                                SHARES/WARRANTS/
                                                                     COUNTRY        CONTRACTS           VALUE
-------------------------------------------------------------------------------------------------------------------
          LONG TERM INVESTMENTS (CONTINUED)
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
          INDUSTRIAL CONGLOMERATES 2.4%
          Siemens AG ..........................................      Germany          571,075         $ 56,990,872
                                                                                                      -------------
          INSURANCE 1.7%
    a,c,e Augsburg Re AG ......................................    Switzerland         17,909                   --
    a,c,e Olympus Re Holdings Ltd. ............................      Bermuda           16,080               16,080
          White Mountains Insurance Group Ltd. ................   United States        57,372           33,243,058
          Zurich Financial Services AG ........................    Switzerland         22,246            5,988,009
                                                                                                      -------------
                                                                                                        39,247,147
                                                                                                      -------------
          MACHINERY 5.7%
          AB SKF, B ...........................................       Sweden        2,060,828           38,050,961
          Kone OYJ, B .........................................      Finland          579,380           32,840,964
          Scania AB ...........................................       Sweden          156,080           10,957,858
          Schindler Holding AG ................................    Switzerland        502,363           31,599,954
          Schindler Holding AG, Registered ....................    Switzerland        352,315           21,973,608
                                                                                                      -------------
                                                                                                       135,423,345
                                                                                                      -------------
          MARINE 1.0%
          A P Moller - Maersk AS ..............................      Denmark            2,516           23,693,833
                                                                                                      -------------
          MEDIA 2.2%
          JC Decaux SA ........................................       France          619,833           17,738,804
          Mediaset SpA ........................................       Italy         1,635,178           19,405,064
          Sun-Times Media Group Inc., A .......................   United States       215,694            1,059,058
        h Time Warner Inc. ....................................   United States       613,830           13,369,217
                                                                                                      -------------
                                                                                                        51,572,143
                                                                                                      -------------
          METALS & MINING 4.2%
        a African Platinum PLC ................................   United Kingdom    3,791,605            2,580,288
          Anglo American PLC ..................................    South Africa     1,204,829           58,774,563
  c,e,i,j Globe Specialty Metals Inc., 144A ...................   United States     2,050,000           10,258,200
a,c,e,i,j Globe Specialty Metals Inc., wts., 144A, 10/03/09 ...   United States     4,100,000            2,214,000
          Mittal Steel Co. NV .................................    Netherlands        592,066           24,986,367
                                                                                                      -------------
                                                                                                        98,813,418
                                                                                                      -------------
          MULTI-UTILITIES 4.1%
          RWE AG ..............................................      Germany          456,804           50,326,721
          Suez SA .............................................       France          880,789           45,612,151
                                                                                                      -------------
                                                                                                        95,938,872
                                                                                                      -------------
          MULTILINE RETAIL 0.8%
          Jelmoli Holding AG ..................................    Switzerland          8,844           19,850,101
                                                                                                      -------------
          OIL, GAS & CONSUMABLE FUELS 4.7%
          BP PLC ..............................................   United Kingdom      747,800            8,310,776
          Eni SpA .............................................       Italy           361,200           12,148,916
  a,c,e,j Euro Wagon LP .......................................   Jersey Islands   15,240,837           20,118,666
          Ganger Rolf .........................................       Norway          470,416           18,030,249
          Norsk Hydro ASA .....................................       Norway          441,000           13,684,890


22 | Annual Report

Mutual European Fund

------------------------------------------------------------------------------------------------------------------------
                                                                                      SHARES/WARRANTS/
                                                                      COUNTRY            CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    OIL, GAS & CONSUMABLE FUELS (CONTINUED)
    Royal Dutch Shell PLC, A ...................................   United Kingdom          466,164       $   16,442,413
    Total SA, B ................................................       France              306,368           22,101,611
                                                                                                         ---------------
                                                                                                            110,837,521
                                                                                                         ---------------
    PAPER & FOREST PRODUCTS 0.5%
  a Ahlstrom OYJ, A ............................................      Finland              393,345           11,760,674
                                                                                                         ---------------
    PHARMACEUTICALS 1.3%
    Sanofi-Aventis .............................................       France              342,206           31,598,444
                                                                                                         ---------------
    REAL ESTATE 0.1%
  e Canary Wharf Group PLC .....................................   United Kingdom          192,100            1,309,172
                                                                                                         ---------------
    TEXTILES, APPAREL & LUXURY GOODS 0.2%
    Christian Dior SA ..........................................       France               38,450            4,098,541
                                                                                                         ---------------
    THRIFTS & MORTGAGE FINANCE 0.8%
    Hypo Real Estate Holding AG ................................      Germany              314,154           19,768,700
                                                                                                         ---------------
    TOBACCO 7.9%
    Altadis SA .................................................       Spain             1,086,551           56,870,057
    British American Tobacco PLC ...............................   United Kingdom        2,259,606           63,234,665
    Imperial Tobacco Group PLC .................................   United Kingdom        1,706,404           67,168,893
                                                                                                         ---------------
                                                                                                            187,273,615
                                                                                                         ---------------
    TRADING COMPANIES & DISTRIBUTORS 0.2%
  a Kloeckner & Co. AG .........................................      Germany              126,597            5,511,432
                                                                                                         ---------------
    TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
     (COST $1,377,244,037) .....................................                                          2,153,107,859
                                                                                                         ---------------
    PREFERRED STOCKS 0.6%
    DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% g
  c PTV Inc., 10.00%, pfd., A ..................................   United Kingdom           46,841              175,654
                                                                                                         ---------------
    MACHINERY 0.6%
    Jungheinrich AG, pfd. ......................................      Germany              452,549           13,769,777
                                                                                                         ---------------
    TOTAL PREFERRED STOCKS (COST $9,849,000) ...................                                             13,945,431
                                                                                                         ---------------


                                                                                      -------------
                                                                                        PRINCIPAL
                                                                                         AMOUNT n
                                                                                      -------------
    CORPORATE BONDS & NOTES (COST $205,953) 0.0% g
c,e Augsburg Re AG, zero cpn., 2/17/07 .........................    Switzerland            205,953                2,060
                                                                                                         --------------
    CORPORATE BONDS & NOTES IN REORGANIZATION 2.5%
  k Eurotunnel PLC,
     Participating Loan Note, 1.00%, 4/30/40 ...................   United Kingdom          210,000 GBP           86,363
    l S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 ..   United Kingdom          148,000 GBP          104,341
  i,l Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%, 12/15/12   United Kingdom          380,300 GBP          754,070
    l Tier 2, FRN, 5.959%, 12/31/18 ............................   United Kingdom        7,595,283 GBP       14,892,813
    l Tier 3, FRN, 5.895%, 12/31/25 ............................   United Kingdom       14,544,322 GBP       24,922,512
  k Eurotunnel SA,
    l S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 ...       France               35,000 EUR           16,633


                                                              Annual Report | 23

Mutual European Fund

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                             COUNTRY            AMOUNT n             VALUE
-------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
    k Eurotunnel SA, (continued)
       l S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 ..........      France            52,000 EUR   $        24,711
         Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
         12/15/12 ........................................................      France           163,300 EUR           218,259
       l Tier 2 (LIBOR), FRN, 4.305%, 12/31/18 ...........................      France           988,713 EUR         1,306,782
       l Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 ...........................      France           437,395 EUR           578,104
       l Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 ...........................      France         8,732,014 EUR        10,085,858
       l Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 ...........................      France         5,798,977 EUR         6,698,072
                                                                                                               ----------------
      TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
        (COST $36,662,447) ...............................................                                          59,688,518
                                                                                                               ----------------
      GOVERNMENT AGENCIES 0.3%
      Federal Home Loan Bank, 5.22%, 11/14/07 ............................   United States     5,000,000             4,996,650
      Government of Norway, 6.75%, 1/15/07 ...............................      Norway        13,450,000 NOK         2,159,103
                                                                                                               ----------------
      TOTAL GOVERNMENT AGENCIES (COST $6,913,369) ........................                                           7,155,753
                                                                                                               ----------------
      TOTAL LONG TERM INVESTMENTS (COST $1,430,874,806) ..................                                       2,233,899,621
                                                                                                               ----------------
      SHORT TERM INVESTMENTS 4.9%
      GOVERNMENT AGENCIES (COST $113,724,849) 4.8%
  h,m Federal Home Loan Bank, 1/02/07 - 8/17/07 ..........................   United States   114,299,000           113,778,079
                                                                                                               ----------------
    o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.1%
    p REPURCHASE AGREEMENTS 0.1%
      Deutsche Bank Securities Inc., 5.34%, 1/02/07 (Maturity Value
        $500,297) Collateralized by U.S. Government Agency Securities,
        4.50% - 7.00%, 11/01/13 - 12/01/36 ...............................   United States       500,000               500,000
      Citigroup Global Markets Inc., 5.34%, 1/02/07 (Maturity Value
        $181,107) Collateralized by U.S. Government Agency Securities,
        3.758% - 7.00%, 12/01/13 - 12/01/36 ..............................   United States       181,000               181,000
      Barclays Capital Inc., 5.33%, 1/02/07 (Maturity Value $600,355)
        Collateralized by U.S. Government Agency Securities, 3.308% -
        7.063%, 5/01/17 - 6/01/39 ........................................   United States       600,000               600,000
      Morgan Stanley & Co. Inc., 5.35%, 1/02/07 (Maturity Value
        $600,357) Collateralized by U.S. Government Agency Securities,
        4.875% - 6.125%, 8/27/07 - 8/17/26 ...............................   United States       600,000               600,000
      Lehman Brothers, 5.34%, 1/02/07 (Maturity Value $600,356)
        Collateralized by U.S. Government Agency Securities, 3.90% -
        9.50%, 9/01/07- 1/01/37 ..........................................   United States       600,000               600,000
                                                                                                               ----------------
      TOTAL INVESTMENT FROM CASH COLLATERAL RECEIVED FOR LOANED
        SECURITIES (COST $2,481,000) .....................................                                           2,481,000
                                                                                                               ----------------
      TOTAL SHORT TERM INVESTMENTS (COST $116,205,849) ...................                                         116,259,079
                                                                                                               ----------------
      TOTAL INVESTMENTS (COST $1,547,080,655) 99.3% ......................                                       2,350,158,700
      SECURITIES SOLD SHORT (0.4)% .......................................                                          (9,635,199)
      NET UNREALIZED LOSS ON FORWARD EXCHANGE
        CONTRACTS (0.8)% .................................................                                         (19,416,730)
      OTHER ASSETS, LESS LIABILITIES 1.9% ................................                                          44,087,623
                                                                                                               ----------------
      NET ASSETS 100.0% ..................................................                                     $ 2,365,194,394
                                                                                                               ================


24 | Annual Report

Mutual European Fund

----------------------------------------------------------------------------------------------
                                                              COUNTRY    SHARES        VALUE
----------------------------------------------------------------------------------------------
   SECURITIES SOLD SHORT 0.4%
   ELECTRIC UTILITIES 0.2%
   Iberdrola SA, Br. ......................................    Spain      125,593   $5,490,933
                                                                                    ----------
   TEXTILES, APPAREL & LUXURY GOODS 0.2%
   LVMH Moet Hennessy Louis Vuitton .......................   France       39,268    4,144,266
                                                                                    ----------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $9,705,478) ......                          9,635,199
                                                                                    ----------

SELECTED CURRENCY ABBREVIATIONS

EUR     - Euro
GBP     - British Pound
NOK     - Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS

FRN     - Floating Rate Note
LIBOR   - London InterBank Offered Rate
PIBOR   - Paris InterBank Offered Rate

a Non-income producing during the twelve months ended as of December 31, 2006.

b Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

c     See Note 11 regarding restricted securities.

d     See Note 13 regarding other considerations - security board member.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $36,668,670, representing 1.55% of net assets.

f     A portion or all of the security is on loan as of December 31, 2006. See
      Note 1(h).

g     Rounds to less than 0.1% of net assets.

h See Note 1(g) regarding securities segregated with broker for securities sold short.

i Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the value of these securities was $13,226,270, representing 0.56% of net assets.

j     See Note 12 regarding holdings of 5% voting securities.

k     See Note 10 regarding defaulted securities.

l     The coupon rate shown represents the rate at period end.

m     The security is traded on a discount basis with no stated coupon rate.

n     The principal amount stated in U.S. dollars unless otherwise indicated.

o     See Note 1(h) regarding securites on loan.

p     See Note 1(c) regarding repurchase agreements.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25

Mutual European Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................................   $1,514,173,963
  Cost - Non-controlled affiliated issuers (Note 12) .....................       30,425,692
  Cost - Repurchase agreements ...........................................        2,481,000
                                                                             ==============
  Total cost of investments ..............................................   $1,547,080,655
                                                                             ==============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short in the amount of $7,861,734 and securities
    loaned in the amount of $2,376,688) ..................................   $2,315,086,834
  Value - Non-controlled affiliated issuers (Note 12) ....................       32,590,866
  Value - Repurchase agreements ..........................................        2,481,000
                                                                             ==============
  Total value of investments .............................................    2,350,158,700
 Cash ....................................................................          137,658
 Cash on deposit with brokers for securities sold short ..................       20,955,807
 Foreign currency, at value (cost $19,634,818) ...........................       19,654,983
 Receivables:
  Investment securities sold .............................................        1,282,238
  Capital shares sold ....................................................        7,044,889
  Dividends and interest .................................................        1,921,510
  Other ..................................................................          557,393
 Unrealized gain on forward exchange contracts (Note 8) ..................        7,623,234
 Due from broker - synthetic equity swaps (Note 7) .......................        2,933,266
                                                                             ==============
          Total assets ...................................................    2,412,269,678
                                                                             ==============
Liabilities:
 Payables:
  Investment securities purchased ........................................          178,673
  Capital shares redeemed ................................................        4,181,422
  Affiliates .............................................................        3,184,460
 Securities sold short, at value (proceeds $9,705,478) ...................        9,635,199
 Payable upon return of securities loaned ................................        2,481,000
 Unrealized loss on forward exchange contracts (Note 8) ..................       27,039,964
 Accrued expenses and other liabilities ..................................          374,566
                                                                             ==============
          Total liabilities ..............................................       47,075,284
                                                                             ==============
            Net assets, at value .........................................   $2,365,194,394
                                                                             ==============
Net assets consist of:
 Paid-in capital .........................................................   $1,576,970,342
 Undistributed net investment income .....................................          379,335
 Net unrealized appreciation (depreciation) ..............................      782,526,417
 Accumulated net realized gain (loss) ....................................        5,318,300
                                                                             ==============
            Net assets, at value .........................................   $2,365,194,394
                                                                             ==============


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
 Net assets, at value ................................................   $ 1,033,999,530
                                                                         ===============
 Shares outstanding ..................................................        42,056,290
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         24.59
                                                                         ===============
CLASS A:
 Net assets, at value ................................................   $   964,717,125
                                                                         ===============
 Shares outstanding ..................................................        39,881,157
                                                                         ===============
 Net asset value per share a .........................................   $         24.19
                                                                         ===============
 Maximum offering price per share (net asset value per share / 94.25%)   $         25.67
                                                                         ===============
CLASS B:
 Net assets, at value ................................................   $    63,219,046
                                                                         ===============
 Shares outstanding ..................................................         2,672,946
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         23.65
                                                                         ===============
CLASS C:
 Net assets, at value ................................................   $   303,258,693
                                                                         ===============
 Shares outstanding ..................................................        12,549,286
                                                                         ===============
 Net asset value and maximum offering price per share a ..............   $         24.17
                                                                         ===============


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 27

Mutual European Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
 Dividends: (net of foreign taxes of $5,435,014)
  Unaffiliated issuers ..................................................   $  68,529,047
  Non-controlled affiliated issuers (Note 12) ...........................         143,500
 Interest ...............................................................       6,890,701
 Income from securities loaned - net ....................................         296,865
 Other income (Note 14) .................................................          30,170
                                                                            ==============
        Total investment income .........................................      75,890,283
                                                                            ==============
Expenses:
 Management fees (Note 3a) ..............................................      16,124,976
 Administrative fees (Note 3b) ..........................................       1,572,779
 Distribution fees (Note 3c)
  Class A ...............................................................       2,381,657
  Class B ...............................................................         586,260
  Class C ...............................................................       2,698,364
  Transfer agent fees (Note 3e) .........................................       2,473,590
 Custodian fees (Note 4) ................................................         514,823
 Reports to shareholders ................................................         161,898
 Registration and filing fees ...........................................         170,531
 Professional fees ......................................................         356,656
 Directors' fees and expenses ...........................................          41,901
 Dividends on securities sold short .....................................          76,817
 Other ..................................................................          53,674
                                                                            ==============
        Total expenses ..................................................      27,213,926
        Expense reductions (Note 4) .....................................          (3,352)
          Net expenses ..................................................      27,210,574
                                                                            ==============
           Net investment income ........................................      48,679,709
                                                                            ==============
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................     235,783,115
  Foreign currency transactions .........................................     (72,486,166)
  Securities sold short .................................................      (1,297,181)
  Synthetic equity swaps ................................................       3,060,037
                                                                            ==============
           Net realized gain (loss) .....................................     165,059,805
                                                                            ==============
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................     326,737,136
  Translation of assets and liabilities denominated in foreign currencies     (51,542,237)
                                                                            ==============
           Net change in unrealized appreciation (depreciation) .........     275,194,899
                                                                            ==============
Net realized and unrealized gain (loss) .................................     440,254,704
                                                                            ==============
Net increase (decrease) in net assets resulting from operations .........   $ 488,934,413
                                                                            ==============


28 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual European Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              -----------------------------------
                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              -----------------------------------
                                                                                                    2006               2005
                                                                                              -----------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income .................................................................   $    48,679,709    $    26,936,404
    Net realized gain (loss) from investments, written options, securities sold short,
      foreign currency transactions, and synthetic equity swaps ...........................       165,059,805        129,895,073
    Net change in unrealized appreciation (depreciation) on investments and translation of
      assets and liabilities denominated in foreign currencies ............................       275,194,899        109,301,395
                                                                                              -----------------------------------
        Net increase (decrease) in net assets resulting from operations ...................       488,934,413        266,132,872
                                                                                              -----------------------------------
Distributions to shareholders from:
  Net investment income:
    Class Z ...............................................................................       (25,490,896)       (18,812,712)
    Class A ...............................................................................       (21,883,241)       (15,200,452)
    Class B ...............................................................................        (1,076,058)          (869,707)
    Class C ...............................................................................        (5,010,522)        (3,747,958)
  Net realized gains:
    Class Z ...............................................................................       (67,718,539)       (48,659,125)
    Class A ...............................................................................       (64,399,240)       (45,158,712)
    Class B ...............................................................................        (4,442,824)        (3,565,400)
    Class C ...............................................................................       (20,535,458)       (15,354,401)
                                                                                              -----------------------------------
Total distributions to shareholders .......................................................      (210,556,778)      (151,368,467)
                                                                                              -----------------------------------
Capital share transactions: (Note 2)
    Class Z ...............................................................................       120,412,634         84,943,484
    Class A ...............................................................................       148,931,566        120,359,620
    Class B ...............................................................................          (183,563)         1,351,079
    Class C ...............................................................................        23,232,387         21,918,475
                                                                                              -----------------------------------
Total capital share transactions ..........................................................       292,393,024        228,572,658
                                                                                              -----------------------------------
Redemption fees ...........................................................................             4,943              1,678
                                                                                              -----------------------------------
      Net increase (decrease) in net assets ...............................................       570,775,602        343,338,741
Net assets:
  Beginning of year .......................................................................     1,794,418,792      1,451,080,051
                                                                                              -----------------------------------
  End of year .............................................................................   $ 2,365,194,394    $ 1,794,418,792
                                                                                              ===================================
Undistributed net investment income included in net assets:
  End of year .............................................................................   $       379,335    $       249,169
                                                                                              ===================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual European Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual European Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


30 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock market through a series of county specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established triggers thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 31

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end, had been entered into on December 31, 2006. Repurchase agreements are valued at cost.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


32 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

                                                              Annual Report | 33

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex dividend date except that certain dividends from foreign securities are recognized as soon as the fund is notified of the ex-divedend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


34 | Annual Report

Mutual European Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


M. GUARANTEES AND INDEMNIFICATIONS Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                     -----------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                2006                         2005
                                     -----------------------------------------------------------
                                       SHARES          AMOUNT         SHARES          AMOUNT
                                     -----------------------------------------------------------
CLASS Z SHARES:
 Shares sold ....................     5,431,574    $ 128,493,327     5,377,432    $ 112,505,328
 Shares issued in reinvestment of
  distributions .................     3,685,023       87,880,555     2,984,092       63,192,364
 Shares redeemed ................    (4,074,596)     (95,961,248)   (4,294,224)     (90,754,208)
                                     -----------------------------------------------------------
 Net increase (decrease) ........     5,042,001    $ 120,412,634     4,067,300    $  84,943,484
                                     ===========================================================
CLASS A SHARES:
 Shares sold ....................    13,363,218    $ 312,765,819     9,974,175    $ 205,918,108
 Shares issued in reinvestment of
  distributions .................     2,734,585       64,182,231     2,152,673       44,944,939
 Shares redeemed ................    (9,943,698)    (228,016,484)   (6,359,520)    (130,503,427)
                                     -----------------------------------------------------------
 Net increase (decrease) ........     6,154,105    $ 148,931,566     5,767,328    $ 120,359,620
                                     ===========================================================
CLASS B SHARES:
 Shares sold ....................       187,205    $   4,290,688       177,278    $   3,527,919
 Shares issued in reinvestment of
  distributions .................       218,877        5,014,535       196,622        4,024,563
 Shares redeemed ................      (420,926)      (9,488,786)     (309,160)      (6,201,403)
                                     -----------------------------------------------------------
 Net increase (decrease) ........       (14,844)   $    (183,563)       64,740    $   1,351,079
                                     ===========================================================


                                                              Annual Report | 35

Mutual European Fund

2. CAPITAL STOCK (CONTINUED)

                                    ---------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                              2006                          2005
                                    ---------------------------------------------------------
                                      SHARES          AMOUNT        SHARES          AMOUNT
                                    ---------------------------------------------------------
CLASS C SHARES:
 Shares sold ....................    1,898,556    $ 44,159,577     1,782,398    $ 36,506,909
 Shares issued in reinvestment of
  distributions .................      973,872      22,793,189       823,947      17,201,713
 Shares redeemed ................   (1,898,057)    (43,720,379)   (1,554,721)    (31,790,147)
                                    ---------------------------------------------------------
 Net increase (decrease) ........      974,371    $ 23,232,387     1,051,624    $ 21,918,475
                                    =========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
        0.800%          Up to and including $1 billion
        0.770%          Over $1 billion, up to and including $2 billion
        0.750%          Over $2 billion, up to and including $5 billion
        0.730%          In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
       0.150%           Up to and including $200 million
       0.135%           Over $200 million, up to and including $700 million
       0.100%           Over $700 million, up to and including $1.2 billion
       0.075%           In excess of $1.2 billion


36 | Annual Report

Mutual European Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......................    0.35%
Class B .......................    1.00%
Class C .......................    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
 unaffillated broker dealers ..................   $295,700
Contingent deferred sales charges retained ....   $ 92,212

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $2,473,590, of which $1,414,788 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 37

Mutual European Fund

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $12,056,898.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                                ------------------------------
                                                     2006              2005
                                                ------------------------------
Distributions paid from:
  Ordinary income ......................        $ 67,088,310      $ 68,796,936
  Long term capital gain ...............         143,468,468        82,571,531
                                                ------------------------------
                                                $210,556,778      $151,368,467
                                                ==============================

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .......................................   $ 1,549,319,896
                                                              ================

Unrealized appreciation ...................................   $   809,895,057
Unrealized depreciation ...................................        (9,056,253)
                                                              ----------------
Net unrealized appreciation (depreciation) ................   $   800,838,804
                                                              ================

Distributable earnings - Undistributed ordinary income ....   $     2,586,839
                                                              ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $775,568,105 and $733,872,437, respectively.


38 | Annual Report

Mutual European Fund

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swaps outstanding:

                                                                    NUMBER OF       NOTIONAL       UNREALIZED
                                                                    CONTRACTS        VALUE        GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
Scottish Power PLC (7.48-7.58 GBP) .............................        763,020   $ 11,177,065    $    (95,344)
                                                                                                  -------------
Total contracts to buy .......................................................................    $    (95,344)
                                                                                                  -------------
CONTRACTS TO SELL
Fred Olsen Energy ASA (228.03 - 282.66 NOK) ....................        169,512   $  7,937,890    $ (1,184,052)
                                                                                                  -------------
Total contracts to sell ......................................................................      (1,184,052)
                                                                                                  -------------
Net unrealized gain (loss) ...................................................................    $ (1,279,396)
                                                                                                  =============

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                       CONTRACT    SETTLEMENT     UNREALIZED     UNREALIZED
                                        AMOUNT        DATE           GAIN           LOSS
-----------------------------------------------------------------------------------------------
 CONTRACTS TO BUY
        1,953,598  British Pound .   $  3,832,178   1/08/07                      $     (6,079)
       36,461,206  Danish Krone ..      6,438,324   1/23/07      $      23,502
       39,168,556  Danish Krone ..      6,947,472   1/23/07                            (5,836)
       79,314,666  Swedish Krona .     11,655,062   2/15/07                           (42,849)
          831,773  Norwegian Krone        132,824   3/07/07                959
       18,621,000  Norwegian Krone      3,000,000   3/07/07                            (4,978)
CONTRACTS TO SELL
       20,300,000  British Pound .     38,514,581   1/08/07                        (1,242,728)
       11,145,765  British Pound .     20,762,957   1/16/07                        (1,067,125)
       56,495,923  Euro ..........     71,539,430   1/18/07                        (3,114,521)
      283,030,950  Danish Krone ..     48,132,616   1/23/07                        (2,027,461)
       62,073,417  Euro ..........     79,866,246   1/24/07                        (2,183,082)
       24,950,000  British Pound .     49,106,840   2/08/07            234,557
       19,371,963  British Pound .     36,876,609   2/08/07                        (1,069,366)
      408,908,295  Swedish Krona .     60,029,732   2/15/07            162,743
        4,950,000  British Pound .      9,709,051   2/20/07             12,709
       94,296,578  Euro ..........    119,844,851   2/20/07                        (4,943,511)
       52,363,523  Euro ..........     69,935,412   2/26/07            622,117
       72,532,597  Euro ..........     95,311,465   2/26/07                          (699,517)
      450,000,000  Norwegian Krone     74,071,638   3/07/07          1,693,146
      117,413,690  Swiss Franc ...     99,354,269   3/07/07          2,409,205
       90,000,000  Euro ..........    115,217,100   3/13/07                        (3,987,337)


                                                              Annual Report | 39

Mutual European Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                 CONTRACT       SETTLEMENT      UNREALIZED      UNREALIZED
                                                   AMOUNT          DATE            GAIN            LOSS
--------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
      472,500,000  Swedish Krona ............   $ 69,487,792      3/15/07      $     204,032
      102,477,981  Euro .....................    136,199,953      4/13/07            305,153
       73,507,657  Euro .....................     93,195,324      4/18/07                      $  (4,300,502)
       33,711,402  Euro .....................     45,161,308      5/24/07            388,427
       71,900,000  Euro .....................     93,146,953      5/24/07                         (2,345,072)
       30,791,866  Euro .....................     41,333,243      6/06/07            417,958
      305,543,656  Norwegian Krone ..........     50,440,606      6/07/07          1,148,726
                                                                               ------------------------------
          Unrealized gain (loss) on forward exchange contracts ..............      7,623,234   $ (27,039,964)
                                                                               ------------------------------
                 Net unrealized gain (loss) on forward exchange contracts ...................  $ (19,416,730)
                                                                                               ==============

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $59,688,518, representing 2.52% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


40 | Annual Report

Mutual European Fund

11. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                               ACQUISITION
AND CONTRACTS       ISSUER                                         DATES             COST           VALUE
--------------------------------------------------------------------------------------------------------------
            83,713  AboveNet Inc. .......................   10/02/01 - 11/25/03   $  4,201,443   $  2,564,966
               117  AboveNet Inc., options to purchase
                      (shares), exercise price $20.95,
                      expiration date, 9/09/13 ..........    4/17/06 - 9/08/06              --          3,165
             2,816  AboveNet Inc., wts., 9/08/08 ........   10/02/01 - 10/02/03        348,479         90,112
             3,313  AboveNet Inc., wts., 9/08/10 ........   10/02/01 - 10/02/03        373,672         95,414
            17,909  Augsburg Re AG ......................         5/25/06               17,909             --
           205,953  Augsburg Re AG, zero cpn.,
                      2/17/07 ...........................         5/25/06              205,953          2,060
        15,240,837  Euro Wagon LP .......................   12/08/05 - 10/30/06     18,125,692     20,118,666
         2,050,000  Globe Specialty Metals Inc.,
                      144A ..............................         9/27/05           11,275,000     10,258,200
         4,100,000  Globe Specialty Metals Inc., wts.,
                      144A, 10/03/09 ....................         9/27/05            1,025,000      2,214,000
            16,080  Olympus Re Holdings Ltd. ............   2/19/01 - 12/19/01       1,608,000         16,080
            46,841  PTV Inc., 10.00%, pfd, A ............   12/07/01 - 3/16/02         140,523        175,654
                                                                                                 -------------
                    TOTAL RESTRICTED SECURITIES (1.50% of Net Assets) .......................    $ 35,538,317
                                                                                                 =============

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF                                  NUMBER OF
                                SHARES/WARRANTS                            SHARES/WARRANTS      VALUE                    REALIZED
                               HELD AT BEGINNING     GROSS       GROSS       HELD AT END        AT END       INVESTMENT   CAPITAL
NAME OF ISSUER                      OF YEAR        ADDITIONS   REDUCTIONS      OF YEAR         OF YEAR         INCOME    GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Euro Wagon LP ..............      14,000,000       1,240,837           --     15,240,837    $ 20,118,666             --          --
Globe Specialty Metals Inc.,
  144A .....................       2,050,000              --           --      2,050,000      10,258,200     $  143,500          --
Globe Specialty Metals Inc.,
   wts., 10/03/09, 144A ....       4,100,000              --           --      4,100,000       2,214,000             --          --
                                                                                            ----------------------------------------
    TOTAL NON-CONTROLLED AFFILIATED SECURITIES (1.38% OF NET ASSETS) ....................   $ 32,590,866     $  143,500   $      --
                                                                                            ========================================


                                                              Annual Report | 41

Mutual European Fund

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

14. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.


42 | Annual Report

Mutual European Fund

14. REGULATORY MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first new semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 43

Mutual European Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL EUROPEAN FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual European Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                     /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 20, 2007


44 | Annual Report

Mutual European Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $127,381,868 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $68,679,787 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $4,535,326 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 0.54% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Funds designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 21, 2006, to treat their proportionate share of foreign taxes paid by the Funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record.


                                                              Annual Report | 45

Mutual European Fund

RECORD DATE: 12/21/2006

--------------------------------------------------------------------------------------------------------
                                                                CLASS Z
                                      FOREIGN TAX           FOREIGN SOURCE           FOREIGN QUALIFIED
 COUNTRY                             PAID PER SHARE        INCOME PER SHARE         DIVIDENDS PER SHARE
--------------------------------------------------------------------------------------------------------
 Belgium ......................         $0.0023                $0.0117                    $0.0117
 Canada .......................          0.0000                 0.0002                     0.0000
 Denmark ......................          0.0002                 0.0085                     0.0009
 Finland ......................          0.0011                 0.0057                     0.0057
 France .......................          0.0129                 0.0704                     0.0635
 Germany ......................          0.0099                 0.0541                     0.0468
 Ireland ......................          0.0000                 0.0072                     0.0072
 Italy ........................          0.0055                 0.0197                     0.0197
 Luxembourg ...................          0.0014                 0.0071                     0.0071
 Netherlands ..................          0.0096                 0.0601                     0.0454
 Norway .......................          0.0051                 0.0263                     0.0206
 South Africa .................          0.0000                 0.0229                     0.0229
 Spain ........................          0.0054                 0.0268                     0.0268
 Sweden .......................          0.0043                 0.0217                     0.0216
 Switzerland ..................          0.0027                 0.0230                     0.0156
 United Kingdom ...............          0.0000                 0.2582                     0.2464
                                       -----------------------------------------------------------
 TOTAL ........................         $0.0604                $0.6236                    $0.5619
                                       ===========================================================


--------------------------------------------------------------------------------------------------------
                                                                CLASS A
                                      FOREIGN TAX           FOREIGN SOURCE           FOREIGN QUALIFIED
 COUNTRY                             PAID PER SHARE        INCOME PER SHARE         DIVIDENDS PER SHARE
--------------------------------------------------------------------------------------------------------
 Belgium ......................         $0.0023                $0.0106                    $0.0106
 Canada .......................          0.0000                 0.0002                     0.0000
 Denmark ......................          0.0002                 0.0077                     0.0008
 Finland ......................          0.0011                 0.0052                     0.0052
 France .......................          0.0129                 0.0638                     0.0575
 Germany ......................          0.0099                 0.0491                     0.0424
 Ireland ......................          0.0000                 0.0065                     0.0065
 Italy ........................          0.0055                 0.0178                     0.0178
 Luxembourg ...................          0.0014                 0.0065                     0.0065
 Netherlands ..................          0.0096                 0.0545                     0.0412
 Norway .......................          0.0051                 0.0239                     0.0187
 South Africa .................          0.0000                 0.0207                     0.0207
 Spain ........................          0.0054                 0.0243                     0.0243
 Sweden .......................          0.0043                 0.0196                     0.0195
 Switzerland ..................          0.0027                 0.0209                     0.0142
 United Kingdom ...............          0.0000                 0.2345                     0.2238
                                       -----------------------------------------------------------
 TOTAL ........................         $0.0604                $0.5658                    $0.5097
                                       ===========================================================


46 | Annual Report

Mutual European Fund

--------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
                                   FOREIGN TAX              FOREIGN SOURCE           FOREIGN QUALIFIED
COUNTRY                          PAID PER SHARE            INCOME PER SHARE         DIVIDENDS PER SHARE
--------------------------------------------------------------------------------------------------------
Belgium ......................      $0.0023                    $0.0078                    $0.0078
Canada .......................       0.0000                     0.0001                     0.0000
Denmark ......................       0.0002                     0.0057                     0.0006
Finland ......................       0.0011                     0.0038                     0.0038
France .......................       0.0129                     0.0468                     0.0422
Germany ......................       0.0099                     0.0360                     0.0311
Ireland ......................       0.0000                     0.0048                     0.0048
Italy ........................       0.0055                     0.0131                     0.0131
Luxembourg ...................       0.0014                     0.0048                     0.0048
Netherlands ..................       0.0096                     0.0400                     0.0302
Norway .......................       0.0051                     0.0175                     0.0137
South Africa .................       0.0000                     0.0152                     0.0152
Spain ........................       0.0054                     0.0178                     0.0178
Sweden .......................       0.0043                     0.0144                     0.0144
Switzerland ..................       0.0027                     0.0153                     0.0104
United Kingdom ...............       0.0000                     0.1719                     0.1640
                                   ---------------------------------------------------------------
TOTAL ........................      $0.0604                    $0.4150                    $0.3739
                                   ===============================================================


--------------------------------------------------------------------------------------------------------
                                                                CLASS C
                                   FOREIGN TAX              FOREIGN SOURCE           FOREIGN QUALIFIED
COUNTRY                          PAID PER SHARE            INCOME PER SHARE         DIVIDENDS PER SHARE
--------------------------------------------------------------------------------------------------------
Belgium                             $0.0023                    $0.0078                    $0.0078
Canada                               0.0000                     0.0001                     0.0000
Denmark                              0.0002                     0.0057                     0.0006
Finland                              0.0011                     0.0038                     0.0038
France                               0.0129                     0.0470                     0.0424
Germany                              0.0099                     0.0362                     0.0313
Ireland                              0.0000                     0.0048                     0.0048
Italy                                0.0055                     0.0131                     0.0131
Luxembourg                           0.0014                     0.0048                     0.0048
Netherlands                          0.0096                     0.0402                     0.0304
Norway                               0.0051                     0.0176                     0.0138
South Africa                         0.0000                     0.0153                     0.0153
Spain                                0.0054                     0.0179                     0.0179
Sweden                               0.0043                     0.0145                     0.0145
Switzerland                          0.0027                     0.0154                     0.0104
United Kingdom                       0.0000                     0.1728                     0.1649
                                   ---------------------------------------------------------------
TOTAL                               $0.0604                    $0.4170                    $0.3758
                                   ===============================================================


                                                              Annual Report | 47

Mutual European Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


48 | Annual Report

Mutual European Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF    FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION       TIME SERVED  BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)         Director       Since 1987   7                          Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                   technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center,
Stern School of Business, New York University.
----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)                 Director       Since 1994   7                          Independent Director, SLM
101 John F. Kennedy Parkway                                                                   Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                    Capital Corporation (financial
                                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)             Director       Since 2002   13                         Director, Franklin Templeton Emerging
101 John F. Kennedy Parkway                                                                   Markets Debt Opportunities Fund PLC
Short Hills, NJ 07078-2789                                                                    and Fiduciary International Ireland
                                                                                              Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director,
Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor,
Investment Company Institute and Chairman, ICI Public Information Committee.
----------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)             Director       Since 1974   7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
----------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)               Director       Since 1998   13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 49

----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)                  Director and     Director since        30                          Director, El Oro and
101 John F. Kennedy Parkway            Chairman of      1991 and                                          Exploration Co., p.l.c.
Short Hills, NJ 07078-2789             the Board        Chairman of the                                   (investments) and ARC
                                                        Board since 2005                                  Wireless Solutions, Inc.
                                                                                                          (wireless components and
                                                                                                           network products).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                            POSITION         TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)            Director         Since 1996            13                          None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)         Vice President   Since 2005            Not Applicable              Not Applicable
101 John F. Kennedy Parkway,
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                  Chief            Chief Compliance      Not Applicable              Not Applicable
One Franklin Parkway                   Compliance       Officer since 2004
San Mateo, CA 94403-1906               Officer and      and Vice President
                                       Vice President   - AML
                                       - AML            Compliance since
                                       Compliance       February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)               Senior Vice      Since 2005            Not Applicable              Not Applicable
101 John F. Kennedy Parkway            President
Short Hills, NJ 07078-2789             and Chief
                                       Investment
                                       Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

----------------------------------------------------------------------------------------------------------------------------------
                                                                         NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION        TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior Vice     Since 2002         Not Applicable                 Not Applicable
500 East Broward Blvd.                President
Suite 2100                            and Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President  Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)                 Secretary       Since 2005         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President  Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC,, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)             President       Since 2005         Not Applicable                     Not Applicable
101 John F. Kennedy Parkway           and Chief
Short Hills, NJ 07078-2702            Executive
                                      Officer -
                                      Investment
                                      Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
----------------------------------------------------------------------------------------------------------------------------------

                                                              Annual Report | 51

----------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION          TIME SERVED           BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)              Treasurer         Since 2005            Not Applicable              Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                  Vice President    Since 2005            Not Applicable              Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial   Since 2004            Not Applicable              Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
and 1991-2004).
----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


52 | Annual Report

Mutual European Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                              Annual Report | 53

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

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

                       This page intentionally left blank.

Literature Request

Literature Request. To receive a brochure and prospectus, please call us at 1-800/DIAL BEN(R) (1-800/342-5236) or visit franklintempleton.com. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information. Please carefully read the prospectus before investing. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

Franklin Templeton Investments

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                 Michigan 7
Arizona                 Minnesota 7
California 8            Missouri
Colorado                New Jersey
Connecticut             New York 8
Florida 8               North Carolina
Georgia                 Ohio 7
Kentucky                Oregon
Louisiana               Pennsylvania
Maryland                Tennessee
Massachusetts 7         Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL EUROPEAN FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2006 02/07






MUTUAL FINANCIAL SERVICES FUND









                                [GRAPHIC OMITTED]

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                                                         DECEMBER 31, 2006
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       ANNUAL REPORT AND SHAREHOLDER LETTER                     SECTOR
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                                                      See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              Thank You For Your
                              Continued Participation

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities.
                              Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS |  SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Annual Report

Mutual Financial Services Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing at least 80% of its net assets in securities of financial services companies that the manager believes are available at market prices less than their intrinsic value. The Fund concentrates its investments in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Financial Services Fund's annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a +19.73% cumulative total return for the 12 months ended December 31, 2006. The Fund - Class Z outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the S&P 500 Financials Index, which returned +15.78% and +19.19% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago. 3

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Global financial stocks rose in the first four months of the period. In May and June they experienced a correction as investors worried about inflation and the potential response by global central banks. European financial stocks led on the way up as well as down in the first half of the year. The second quarter decline proved to be a buying opportunity for some investors as U.S. and European financial stocks surged from July to the end of the year. Inflation fears receded and capital market activities like mergers and acquisitions and buyouts accelerated, driving many financial services shares to new highs.

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, value investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fun-

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                                       41.4%
Germany                                                                    12.5%
Sweden                                                                      7.7%
Belgium                                                                     5.1%
Japan                                                                       5.1%
France                                                                      4.3%
Spain                                                                       2.9%
Guernsey Islands                                                            2.7%
Italy                                                                       2.6%
Norway                                                                      2.4%
Greece                                                                      2.4%
Taiwan                                                                      1.6%
Switzerland                                                                 1.6%
Denmark                                                                     1.4%
Bermuda                                                                     1.1%
Other                                                                       4.5%
Other Net Assets                                                            0.7%

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Source: "TPG tops buy-out league with $101bn," THE WALL STREET JOURNAL, 12/27/06.


                                                               Annual Report | 5

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------

damental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund benefited from the performance of its European holdings over the year. Top contributors to Fund performance in 2006 included Euronext, Eurocastle Investment and Fortis. Our investment in Euronext, a European securities exchange, appreciated 119% in local currency during the year under review amid a favorable environment for global exchanges. Fundamentally, trading volumes in stocks and derivatives were strong and costs were kept under control. Euronext announced a plan to return approximately $1.2 billlion to shareholders in the form of dividends and buybacks. The company's return of excess capital to shareholders contributed to our overall investment return. In addition, shareholders of Euronext and the New York Stock Exchange voted for the formation of the first transatlantic securities exchange, having agreed to create a new company at a price as of December 2006 that a vast majority of shareholders recognized as attractive.

Eurocastle, a company that invests in German real estate, rose 81% in local currency as it purchased German office and retail properties and then created value by increasing occupancy rates and streamlining operations. German real estate is an asset class that has long been neglected by investors and has had poor performance over the past decade. This trend has been changing recently as investors enter the German property market and the country's economy recovers. In 2006, Eurocastle increased its property portfolio substantially while expanding profitability.

Our investment in Fortis, the Fund's largest holding, also helped performance, as the stock gained 25% in local currency during the year. The company's operational transformation continued as the environment for financial services in Europe's Benelux region grew rapidly. For example, loan growth was 18% and book value grew at a double-digit rate in 2006 with what we felt was an


6 | Annual Report
attractive dividend offered to shareholders. Fortis management has stated it intends to pursue further operational growth, and we continued to hold a sizable position.

Some positions declined in value during the period, but in every case, the position was small relative to the overall portfolio. Declines are to be expected due to the inherent nature of the markets, and we used price weakness to re-evaluate our investments and add to selected positions at prices we considered attractive. Positions that detracted from Fund performance included Vivacon, Centennial Bank Holdings and OMX.

Vivacon was the biggest detractor from overall Fund performance, declining 31% in local currency since we initiated a position early in the period through period-end. At year-end the company's stock had yet to recover completely from the broad market sell-off in May and June. We continued to purchase shares on price weakness throughout the summer as we believed the company had significant opportunities in the German real estate market, and since June 30, the stock price appreciated 46% in local currency through period-end.

Centennial Bank's shares fell 24% in value during 2006. The company faced several challenges that pressured the share price including a weak local economy in northern Colorado, an outsized level of problem loans and a high level of senior management turnover. Centennial Bank has since taken steps toward improving performance including a restructured leadership team, new revenue producers and an enhanced risk-management structure.

Investing in securities exchanges was generally successful for the Fund in 2006 as well as in prior years, but our holding in OMX, which operates the Nordic exchange businesses, was disappointing as the stock declined 8% in local currency. OMX enjoyed many of the same positive fundamental dynamics as other global exchanges, but it suffered from a lack of interest by many investors in 2006 as the company avoided many of the discussions related to global exchange consolidation. We viewed this neglect by other investors as an opportunity to acquire additional shares as we believed OMX was an attractively priced business with strong operating prospects and hidden value in its technology division.

Finally, investors should note that we maintained our currency hedging position of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.

TOP 10 HOLDINGS
12/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Fortis                                                                      3.0%
   DIVERSIFIED FINANCIAL SERVICES,
   BELGIUM
--------------------------------------------------------------------------------
Svenska Handelsbanken AB, A                                                 2.7%
   COMMERCIAL BANKS, SWEDEN
--------------------------------------------------------------------------------
Eurocastle Investment Ltd.                                                  2.7%
   REAL ESTATE, GUERNSEY ISLANDS
--------------------------------------------------------------------------------
Acta Holding ASA                                                            2.4%
   CAPITAL MARKETS, NORWAY
--------------------------------------------------------------------------------
Patrizia Immobilien AG                                                      2.3%
   REAL ESTATE, GERMANY
--------------------------------------------------------------------------------
White Mountains Insurance Group Ltd.                                        2.1%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
BNP Paribas SA                                                              2.1%
   COMMERCIAL BANKS, FRANCE
--------------------------------------------------------------------------------
Societe Generale, A                                                         2.0%
   COMMERCIAL BANKS, FRANCE
--------------------------------------------------------------------------------
Swedbank AB, A                                                              1.9%
   COMMERCIAL BANKS, SWEDEN
--------------------------------------------------------------------------------
First Community Bancorp                                                     1.9%
   COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 12/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                                           33.6%
Insurance                                                                  15.8%
Real Estate                                                                11.9%
Diversified Financial Services                                             11.4%
Thrifts & Mortgage Finance                                                  8.8%
Capital Markets                                                             7.2%
Government Agencies                                                         5.1%
Consumer Finance                                                            2.9%
Diversified Consumer Services                                               1.5%
Commercial Services & Supplies                                              1.1%
Other Net Assets                                                            0.7%

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]   /s/ Charles M. Lahr

                  Charles M. Lahr, CFA
                  Portfolio Manager

                  Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
CHARLES LAHR has been a portfolio manager for Mutual Financial Services Fund since 2004. Effective January 1, 2007, he assumes portfolio manager responsibilities for Mutual Discovery Fund. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.
--------------------------------------------------------------------------------


8 | Annual Report

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: TEFAX)                             CHANGE   12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$1.00    $22.59     $21.59
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.5725
--------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.8765
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $1.7098
--------------------------------------------------------------------------------
   TOTAL                                  $3.1588
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TFSIX)                             CHANGE   12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.99    $22.60     $21.61
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.5060
--------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.8765
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $1.7098
--------------------------------------------------------------------------------
   TOTAL                                  $3.0923
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TBFSX)                             CHANGE   12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.91    $22.08     $21.17
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.3405
--------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.8765
Long-Term Capital Gain                    $1.7098
   TOTAL                                  $2.9268
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TMFSX)                             CHANGE   12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                               +$0.95    $22.46     $21.51
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                           $0.3543
--------------------------------------------------------------------------------
Short-Term Capital Gain                   $0.8765
--------------------------------------------------------------------------------
Long-Term Capital Gain                    $1.7098
--------------------------------------------------------------------------------
   TOTAL                                  $2.9406
--------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS Z                                  1-YEAR     5-YEAR   INCEPTION (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +19.73%   +105.22%         +323.97%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +19.73%    +15.46%          +16.67%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 11,973   $ 20,522         $ 42,397
--------------------------------------------------------------------------------
CLASS A                                  1-YEAR     5-YEAR   INCEPTION (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +19.35%   +101.91%         +311.46%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +12.48%    +13.73%          +15.57%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 11,248   $ 19,026         $ 38,780
--------------------------------------------------------------------------------
CLASS B                                  1-YEAR     5-YEAR    INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +18.51%    +95.31%         +194.91%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +14.51%    +14.09%          +14.49%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 11,451   $ 19,331         $ 29,491
--------------------------------------------------------------------------------
CLASS C                                  1-YEAR     5-YEAR   INCEPTION (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return 2                +18.52%    +95.26%         +287.08%
--------------------------------------------------------------------------------
Average Annual Total Return 3            +17.52%    +14.32%          +15.55%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $ 11,752   $ 19,526         $ 38,708
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

      CLASS Z (8/19/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                Mutual Financial                          S&P 500
   Date           Service Fund         S&P 500 5     Financials Index 5
 ---------      ---------------        ---------     ------------------
  8/19/1997        $10,000             $10,000             $10,000
  8/31/1997        $10,080             $ 9,783             $ 9,711
  9/30/1997        $11,270             $10,319             $10,495
 10/31/1997        $11,590             $ 9,975             $10,277
 11/30/1997        $11,770             $10,436             $10,683
 12/31/1997        $12,402             $10,615             $11,219
  1/31/1998        $12,523             $10,732             $10,899
  2/28/1998        $13,756             $11,506             $11,924
  3/31/1998        $14,553             $12,095             $12,604
  4/30/1998        $14,937             $12,216             $12,812
  5/31/1998        $14,614             $12,007             $12,504
  6/30/1998        $14,442             $12,494             $13,028
  7/31/1998        $14,398             $12,361             $13,030
  8/31/1998        $11,634             $10,576             $10,025
  9/30/1998        $11,879             $11,253             $10,227
 10/31/1998        $12,399             $12,168             $11,467
 11/30/1998        $12,950             $12,905             $12,249
 12/31/1998        $13,281             $13,648             $12,501
  1/31/1999        $13,239             $14,219             $12,766
  2/28/1999        $12,971             $13,777             $12,937
  3/31/1999        $13,291             $14,328             $13,432
  4/30/1999        $14,138             $14,883             $14,342
  5/31/1999        $14,313             $14,532             $13,546
  6/30/1999        $14,965             $15,338             $14,106
  7/31/1999        $14,809             $14,860             $13,230
  8/31/1999        $14,114             $14,786             $12,622
  9/30/1999        $13,937             $14,381             $11,966
 10/31/1999        $14,954             $15,291             $13,963
 11/30/1999        $14,643             $15,602             $13,278
 12/31/1999        $13,904             $16,520             $13,016
  1/31/2000        $13,041             $15,690             $12,604
  2/29/2000        $11,955             $15,393             $11,239
  3/31/2000        $13,659             $16,898             $13,325
  4/30/2000        $13,553             $16,390             $12,905
  5/31/2000        $14,416             $16,055             $13,771
  6/30/2000        $14,051             $16,451             $12,936
  7/31/2000        $14,956             $16,194             $14,273
  8/31/2000        $16,100             $17,199             $15,643
  9/30/2000        $17,179             $16,291             $16,015
 10/31/2000        $17,038             $16,222             $15,945
 11/30/2000        $16,536             $14,944             $15,005
 12/31/2000        $18,394             $15,017             $16,360
  1/31/2001        $18,631             $15,550             $16,315
  2/28/2001        $18,687             $14,133             $15,244
  3/31/2001        $18,811             $13,238             $14,784
  4/30/2001        $19,600             $14,266             $15,335
  5/31/2001        $20,457             $14,362             $15,953
  6/30/2001        $20,981             $14,012             $15,947
  7/31/2001        $21,245             $13,874             $15,689
  8/31/2001        $21,085             $13,007             $14,733
  9/30/2001        $19,419             $11,956             $13,863
 10/31/2001        $19,224             $12,184             $13,606
 11/30/2001        $20,062             $13,119             $14,577
 12/31/2001        $20,660             $13,234             $14,896
  1/31/2002        $21,057             $13,041             $14,663
  2/28/2002        $21,193             $12,789             $14,450
  3/31/2002        $22,410             $13,270             $15,411
  4/30/2002        $23,081             $12,466             $15,000
  5/31/2002        $23,254             $12,375             $14,975
  6/30/2002        $22,378             $11,493             $14,264
  7/31/2002        $21,273             $10,598             $13,133
  8/31/2002        $21,705             $10,667             $13,401
  9/30/2002        $19,940             $ 9,509             $11,834
 10/31/2002        $20,473             $10,345             $12,905
 11/30/2002        $20,676             $10,953             $13,435
 12/31/2002        $20,604             $10,310             $12,715
  1/31/2003        $20,371             $10,041             $12,503
  2/28/2003        $19,944             $ 9,890             $12,113
  3/31/2003        $20,125             $ 9,985             $12,065
  4/30/2003        $21,510             $10,808             $13,543
  5/31/2003        $22,727             $11,376             $14,259
  6/30/2003        $22,805             $11,522             $14,295
  7/31/2003        $23,505             $11,725             $14,951
  8/31/2003        $23,907             $11,953             $14,800
  9/30/2003        $23,855             $11,827             $14,899
 10/31/2003        $25,281             $12,495             $15,925
 11/30/2003        $25,800             $12,605             $15,881
 12/31/2003        $26,832             $13,266             $16,661
  1/31/2004        $27,675             $13,509             $17,192
  2/29/2004        $28,077             $13,697             $17,647
  3/31/2004        $28,184             $13,490             $17,473
  4/30/2004        $27,127             $13,279             $16,667
  5/31/2004        $27,287             $13,461             $16,974
  6/30/2004        $27,638             $13,722             $17,058
  7/31/2004        $27,270             $13,268             $16,708
  8/31/2004        $27,624             $13,322             $17,270
  9/30/2004        $28,428             $13,466             $17,122
 10/31/2004        $28,482             $13,671             $17,209
 11/30/2004        $30,077             $14,225             $17,718
 12/31/2004        $31,025             $14,708             $18,476
  1/31/2005        $30,569             $14,350             $18,077
  2/28/2005        $31,116             $14,652             $17,981
  3/31/2005        $30,569             $14,393             $17,298
  4/30/2005        $30,160             $14,120             $17,316
  5/31/2005        $31,070             $14,569             $17,791
  6/30/2005        $31,883             $14,589             $18,046
  7/31/2005        $33,254             $15,132             $18,330
  8/31/2005        $32,834             $14,994             $18,010
  9/30/2005        $32,958             $15,115             $18,176
 10/31/2005        $32,506             $14,863             $18,750
 11/30/2005        $34,111             $15,425             $19,629
 12/31/2005        $35,410             $15,430             $19,672
  1/31/2006        $36,919             $15,839             $19,849
  2/28/2006        $38,198             $15,882             $20,251
  3/31/2006        $39,182             $16,079             $20,310
  4/30/2006        $39,625             $16,295             $21,190
  5/31/2006        $37,739             $15,826             $20,410
  6/30/2006        $37,291             $15,848             $20,284
  7/31/2006        $37,509             $15,945             $20,787
  8/31/2006        $38,547             $16,324             $21,028
  9/30/2006        $39,468             $16,744             $21,905
 10/31/2006        $40,305             $17,290             $22,436
 11/30/2006        $40,690             $17,618             $22,576
 12/31/2006        $42,397             $17,865             $23,448

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS Z                                   12/31/06
---------------------------------------------------
1-Year                                     +19.73%
---------------------------------------------------
5-Year                                     +15.46%
---------------------------------------------------
Since Inception (8/19/97)                  +16.67%
---------------------------------------------------

      CLASS A (8/19/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                Mutual Financial                          S&P 500
   Date           Service Fund         S&P 500 5     Financials Index 5
 ---------      ---------------        ---------     ------------------
 8/19/1997           $ 9,425           $10,000            $10,000
 8/31/1997           $ 9,500           $ 9,783            $ 9,711
 9/30/1997           $10,622           $10,319            $10,495
 10/31/1997          $10,924           $ 9,975            $10,277
 11/30/1997          $11,093           $10,436            $10,683
 12/31/1997          $11,681           $10,615            $11,219
 1/31/1998           $11,795           $10,732            $10,899
 2/28/1998           $12,955           $11,506            $11,924
 3/31/1998           $13,716           $12,095            $12,604
 4/30/1998           $14,068           $12,216            $12,812
 5/31/1998           $13,764           $12,007            $12,504
 6/30/1998           $13,593           $12,494            $13,028
 7/31/1998           $13,554           $12,361            $13,030
 8/31/1998           $10,953           $10,576            $10,025
 9/30/1998           $11,173           $11,253            $10,227
10/31/1998           $11,653           $12,168            $11,467
11/30/1998           $12,172           $12,905            $12,249
12/31/1998           $12,476           $13,648            $12,501
 1/31/1999           $12,437           $14,219            $12,766
 2/28/1999           $12,185           $13,777            $12,937
 3/31/1999           $12,476           $14,328            $13,432
 4/30/1999           $13,271           $14,883            $14,342
 5/31/1999           $13,436           $14,532            $13,546
 6/30/1999           $14,035           $15,338            $14,106
 7/31/1999           $13,889           $14,860            $13,230
 8/31/1999           $13,236           $14,786            $12,622
 9/30/1999           $13,061           $14,381            $11,966
10/31/1999           $14,005           $15,291            $13,963
11/30/1999           $13,713           $15,602            $13,278
12/31/1999           $13,019           $16,520            $13,016
 1/31/2000           $12,212           $15,690            $12,604
 2/29/2000           $11,186           $15,393            $11,239
 3/31/2000           $12,780           $16,898            $13,325
 4/30/2000           $12,681           $16,390            $12,905
 5/31/2000           $13,478           $16,055            $13,771
 6/30/2000           $13,135           $16,451            $12,936
 7/31/2000           $13,981           $16,194            $14,273
 8/31/2000           $15,040           $17,199            $15,643
 9/30/2000           $16,037           $16,291            $16,015
10/31/2000           $15,905           $16,222            $15,945
11/30/2000           $15,426           $14,944            $15,005
12/31/2000           $17,172           $15,017            $16,360
 1/31/2001           $17,382           $15,550            $16,315
 2/28/2001           $17,424           $14,133            $15,244
 3/31/2001           $17,540           $13,238            $14,784
 4/30/2001           $18,264           $14,266            $15,335
 5/31/2001           $19,062           $14,362            $15,953
 6/30/2001           $19,535           $14,012            $15,947
 7/31/2001           $19,781           $13,874            $15,689
 8/31/2001           $19,621           $13,007            $14,733
 9/30/2001           $18,069           $11,956            $13,863
10/31/2001           $17,888           $12,184            $13,606
11/30/2001           $18,658           $13,119            $14,577
12/31/2001           $19,206           $13,234            $14,896
 1/31/2002           $19,575           $13,041            $14,663
 2/28/2002           $19,702           $12,789            $14,450
 3/31/2002           $20,820           $13,270            $15,411
 4/30/2002           $21,431           $12,466            $15,000
 5/31/2002           $21,593           $12,375            $14,975
 6/30/2002           $20,774           $11,493            $14,264
 7/31/2002           $19,748           $10,598            $13,133
 8/31/2002           $20,137           $10,667            $13,401
 9/30/2002           $18,499           $ 9,509            $11,834
10/31/2002           $18,982           $10,345            $12,905
11/30/2002           $19,171           $10,953            $13,435
12/31/2002           $19,097           $10,310            $12,715
 1/31/2003           $18,870           $10,041            $12,503
 2/28/2003           $18,475           $ 9,890            $12,113
 3/31/2003           $18,630           $ 9,985            $12,065
 4/30/2003           $19,911           $10,808            $13,543
 5/31/2003           $21,025           $11,376            $14,259
 6/30/2003           $21,104           $11,522            $14,295
 7/31/2003           $21,739           $11,725            $14,951
 8/31/2003           $22,111           $11,953            $14,800
 9/30/2003           $22,051           $11,827            $14,899
10/31/2003           $23,358           $12,495            $15,925
11/30/2003           $23,826           $12,605            $15,881
12/31/2003           $24,787           $13,266            $16,661
 1/31/2004           $25,552           $13,509            $17,192
 2/29/2004           $25,910           $13,697            $17,647
 3/31/2004           $26,009           $13,490            $17,473
 4/30/2004           $25,022           $13,279            $16,667
 5/31/2004           $25,157           $13,461            $16,974
 6/30/2004           $25,472           $13,722            $17,058
 7/31/2004           $25,133           $13,268            $16,708
 8/31/2004           $25,447           $13,322            $17,270
 9/30/2004           $26,188           $13,466            $17,122
10/31/2004           $26,226           $13,671            $17,209
11/30/2004           $27,684           $14,225            $17,718
12/31/2004           $28,548           $14,708            $18,476
 1/31/2005           $28,130           $14,350            $18,077
 2/28/2005           $28,632           $14,652            $17,981
 3/31/2005           $28,116           $14,393            $17,298
 4/30/2005           $27,725           $14,120            $17,316
 5/31/2005           $28,562           $14,569            $17,791
 6/30/2005           $29,301           $14,589            $18,046
 7/31/2005           $30,561           $15,132            $18,330
 8/31/2005           $30,160           $14,994            $18,010
 9/30/2005           $30,260           $15,115            $18,176
10/31/2005           $29,845           $14,863            $18,750
11/30/2005           $31,305           $15,425            $19,629
12/31/2005           $32,493           $15,430            $19,672
 1/31/2006           $33,861           $15,839            $19,849
 2/28/2006           $35,034           $15,882            $20,251
 3/31/2006           $35,936           $16,079            $20,310
 4/30/2006           $36,327           $16,295            $21,190
 5/31/2006           $34,583           $15,826            $20,410
 6/30/2006           $34,165           $15,848            $20,284
 7/31/2006           $34,349           $15,945            $20,787
 8/31/2006           $35,301           $16,324            $21,028
 9/30/2006           $36,130           $16,744            $21,905
10/31/2006           $36,882           $17,290            $22,436
11/30/2006           $37,235           $17,618            $22,576
12/31/2006           $38,780           $17,865            $23,448



AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS A                                   12/31/06
---------------------------------------------------
1-Year                                     +12.48%
---------------------------------------------------
5-Year                                     +13.73%
---------------------------------------------------
Since Inception (8/19/97)                  +15.57%
---------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS B                                   12/31/06
---------------------------------------------------
1-Year                                     +14.51%
---------------------------------------------------
5-Year                                     +14.09%
---------------------------------------------------
Since Inception (1/1/99)                   +14.49%
---------------------------------------------------

      CLASS B (1/1/99-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                Mutual Financial                          S&P 500
   Date           Service Fund         S&P 500 5     Financials Index 5
 ---------      ---------------        ---------     ------------------
   1/1/1999        $10,000              $10,000            $10,000
  1/31/1999        $ 9,961              $10,418            $10,212
  2/28/1999        $ 9,759              $10,094            $10,349
  3/31/1999        $ 9,984              $10,498            $10,745
  4/30/1999        $10,614              $10,905            $11,473
  5/31/1999        $10,738              $10,647            $10,836
  6/30/1999        $11,215              $11,238            $11,285
  7/31/1999        $11,090              $10,887            $10,583
  8/31/1999        $10,559              $10,834            $10,097
  9/30/1999        $10,419              $10,537            $ 9,573
 10/31/1999        $11,168              $11,203            $11,170
 11/30/1999        $10,926              $11,431            $10,622
 12/31/1999        $10,369              $12,104            $10,412
  1/31/2000        $ 9,722              $11,496            $10,082
  2/29/2000        $ 8,901              $11,279            $ 8,991
  3/31/2000        $10,161              $12,381            $10,659
  4/30/2000        $10,073              $12,009            $10,324
  5/31/2000        $10,711              $11,763            $11,016
  6/30/2000        $10,424              $12,053            $10,348
  7/31/2000        $11,092              $11,865            $11,417
  8/31/2000        $11,924              $12,601            $12,514
  9/30/2000        $12,714              $11,936            $12,811
 10/31/2000        $12,600              $11,886            $12,755
 11/30/2000        $12,217              $10,949            $12,003
 12/31/2000        $13,583              $11,003            $13,088
  1/31/2001        $13,751              $11,393            $13,052
  2/28/2001        $13,776              $10,355            $12,194
  3/31/2001        $13,851              $ 9,699            $11,827
  4/30/2001        $14,421              $10,453            $12,267
  5/31/2001        $15,041              $10,523            $12,762
  6/30/2001        $15,414              $10,267            $12,757
  7/31/2001        $15,593              $10,166            $12,550
  8/31/2001        $15,457              $ 9,530            $11,786
  9/30/2001        $14,228              $ 8,760            $11,090
 10/31/2001        $14,074              $ 8,927            $10,884
 11/30/2001        $14,672              $ 9,612            $11,661
 12/31/2001        $15,099              $ 9,696            $11,916
  1/31/2002        $15,384              $ 9,555            $11,730
  2/28/2002        $15,466              $ 9,371            $11,560
  3/31/2002        $16,346              $ 9,723            $12,328
  4/30/2002        $16,814              $ 9,134            $11,999
  5/31/2002        $16,924              $ 9,067            $11,979
  6/30/2002        $16,277              $ 8,421            $11,410
  7/31/2002        $15,461              $ 7,765            $10,506
  8/31/2002        $15,761              $ 7,816            $10,720
  9/30/2002        $14,467              $ 6,967            $ 9,467
 10/31/2002        $14,833              $ 7,580            $10,323
 11/30/2002        $14,974              $ 8,025            $10,748
 12/31/2002        $14,917              $ 7,554            $10,172
  1/31/2003        $14,727              $ 7,357            $10,002
  2/28/2003        $14,414              $ 7,246            $ 9,689
  3/31/2003        $14,528              $ 7,316            $ 9,652
  4/30/2003        $15,524              $ 7,919            $10,834
  5/31/2003        $16,377              $ 8,335            $11,407
  6/30/2003        $16,423              $ 8,442            $11,435
  7/31/2003        $16,916              $ 8,591            $11,960
  8/31/2003        $17,192              $ 8,758            $11,839
  9/30/2003        $17,135              $ 8,665            $11,918
 10/31/2003        $18,151              $ 9,155            $12,739
 11/30/2003        $18,502              $ 9,236            $12,704
 12/31/2003        $19,225              $ 9,720            $13,328
  1/31/2004        $19,819              $ 9,898            $13,753
  2/29/2004        $20,082              $10,036            $14,117
  3/31/2004        $20,150              $ 9,884            $13,978
  4/30/2004        $19,381              $ 9,729            $13,333
  5/31/2004        $19,478              $ 9,863            $13,578
  6/30/2004        $19,707              $10,054            $13,645
  7/31/2004        $19,430              $ 9,722            $13,366
  8/31/2004        $19,667              $ 9,761            $13,815
  9/30/2004        $20,222              $ 9,866            $13,697
 10/31/2004        $20,242              $10,017            $13,767
 11/30/2004        $21,362              $10,422            $14,174
 12/31/2004        $22,015              $10,777            $14,780
  1/31/2005        $21,675              $10,514            $14,460
  2/28/2005        $22,048              $10,735            $14,384
  3/31/2005        $21,631              $10,545            $13,837
  4/30/2005        $21,324              $10,345            $13,852
  5/31/2005        $21,960              $10,674            $14,232
  6/30/2005        $22,516              $10,690            $14,436
  7/31/2005        $23,472              $11,087            $14,663
  8/31/2005        $23,146              $10,986            $14,407
  9/30/2005        $23,213              $11,075            $14,540
 10/31/2005        $22,876              $10,890            $15,000
 11/30/2005        $23,989              $11,301            $15,703
 12/31/2005        $24,884              $11,306            $15,737
  1/31/2006        $25,918              $11,605            $15,878
  2/28/2006        $26,800              $11,636            $16,200
  3/31/2006        $27,458              $11,781            $16,247
  4/30/2006        $27,752              $11,939            $16,951
  5/31/2006        $26,400              $11,596            $16,327
  6/30/2006        $26,067              $11,611            $16,226
  7/31/2006        $26,199              $11,683            $16,629
  8/31/2006        $26,907              $11,960            $16,821
  9/30/2006        $27,518              $12,268            $17,523
 10/31/2006        $28,082              $12,668            $17,948
 11/30/2006        $28,334              $12,909            $18,060
 12/31/2006        $29,491              $13,090            $18,757


AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------------
CLASS C                                   12/31/06
---------------------------------------------------
1-Year                                     +17.52%
---------------------------------------------------
5-Year                                     +14.32%
---------------------------------------------------
Since Inception (8/19/97)                  +15.55%
---------------------------------------------------

      CLASS C (8/19/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                Mutual Financial                          S&P 500
   Date           Service Fund         S&P 500 5     Financials Index 5
 ---------      ---------------        ---------     ------------------
  8/19/1997         $10,000             $10,000            $10,000
  8/31/1997         $10,080             $ 9,783            $ 9,711
  9/30/1997         $11,270             $10,319            $10,495
 10/31/1997         $11,570             $ 9,975            $10,277
 11/30/1997         $11,750             $10,436            $10,683
 12/31/1997         $12,367             $10,615            $11,219
  1/31/1998         $12,488             $10,732            $10,899
  2/28/1998         $13,697             $11,506            $11,924
  3/31/1998         $14,484             $12,095            $12,604
  4/30/1998         $14,856             $12,216            $12,812
  5/31/1998         $14,524             $12,007            $12,504
  6/30/1998         $14,342             $12,494            $13,028
  7/31/1998         $14,283             $12,361            $13,030
  8/31/1998         $11,538             $10,576            $10,025
  9/30/1998         $11,772             $11,253            $10,227
 10/31/1998         $12,270             $12,168            $11,467
 11/30/1998         $12,809             $12,905            $12,249
 12/31/1998         $13,124             $13,648            $12,501
  1/31/1999         $13,073             $14,219            $12,766
  2/28/1999         $12,807             $13,777            $12,937
  3/31/1999         $13,104             $14,328            $13,432
  4/30/1999         $13,921             $14,883            $14,342
  5/31/1999         $14,095             $14,532            $13,546
  6/30/1999         $14,723             $15,338            $14,106
  7/31/1999         $14,549             $14,860            $13,230
  8/31/1999         $13,863             $14,786            $12,622
  9/30/1999         $13,668             $14,381            $11,966
 10/31/1999         $14,662             $15,291            $13,963
 11/30/1999         $14,344             $15,602            $13,278
 12/31/1999         $13,606             $16,520            $13,016
  1/31/2000         $12,751             $15,690            $12,604
  2/29/2000         $11,677             $15,393            $11,239
  3/31/2000         $13,335             $16,898            $13,325
  4/30/2000         $13,220             $16,390            $12,905
  5/31/2000         $14,054             $16,055            $13,771
  6/30/2000         $13,685             $16,451            $12,936
  7/31/2000         $14,558             $16,194            $14,273
  8/31/2000         $15,654             $17,199            $15,643
  9/30/2000         $16,686             $16,291            $16,015
 10/31/2000         $16,537             $16,222            $15,945
 11/30/2000         $16,037             $14,944            $15,005
 12/31/2000         $17,835             $15,017            $16,360
  1/31/2001         $18,043             $15,550            $16,315
  2/28/2001         $18,086             $14,133            $15,244
  3/31/2001         $18,185             $13,238            $14,784
  4/30/2001         $18,928             $14,266            $15,335
  5/31/2001         $19,747             $14,362            $15,953
  6/30/2001         $20,227             $14,012            $15,947
  7/31/2001         $20,472             $13,874            $15,689
  8/31/2001         $20,294             $13,007            $14,733
  9/30/2001         $18,681             $11,956            $13,863
 10/31/2001         $18,480             $12,184            $13,606
 11/30/2001         $19,270             $13,119            $14,577
 12/31/2001         $19,824             $13,234            $14,896
  1/31/2002         $20,193             $13,041            $14,663
  2/28/2002         $20,300             $12,789            $14,450
  3/31/2002         $21,457             $13,270            $15,411
  4/30/2002         $22,077             $12,466            $15,000
  5/31/2002         $22,220             $12,375            $14,975
  6/30/2002         $21,376             $11,493            $14,264
  7/31/2002         $20,304             $10,598            $13,133
  8/31/2002         $20,694             $10,667            $13,401
  9/30/2002         $19,000             $9,509             $11,834
 10/31/2002         $19,475             $10,345            $12,905
 11/30/2002         $19,658             $10,953            $13,435
 12/31/2002         $19,585             $10,310            $12,715
  1/31/2003         $19,339             $10,041            $12,503
  2/28/2003         $18,921             $9,890             $12,113
  3/31/2003         $19,080             $9,985             $12,065
  4/30/2003         $20,372             $10,808            $13,543
  5/31/2003         $21,504             $11,376            $14,259
  6/30/2003         $21,562             $11,522            $14,295
  7/31/2003         $22,202             $11,725            $14,951
  8/31/2003         $22,572             $11,953            $14,800
  9/30/2003         $22,498             $11,827            $14,899
 10/31/2003         $23,828             $12,495            $15,925
 11/30/2003         $24,296             $12,605            $15,881
 12/31/2003         $25,240             $13,266            $16,661
  1/31/2004         $26,022             $13,509            $17,192
  2/29/2004         $26,362             $13,697            $17,647
  3/31/2004         $26,451             $13,490            $17,473
  4/30/2004         $25,429             $13,279            $16,667
  5/31/2004         $25,555             $13,461            $16,974
  6/30/2004         $25,862             $13,722            $17,058
  7/31/2004         $25,503             $13,268            $16,708
  8/31/2004         $25,811             $13,322            $17,270
  9/30/2004         $26,542             $13,466            $17,122
 10/31/2004         $26,568             $13,671            $17,209
 11/30/2004         $28,031             $14,225            $17,718
 12/31/2004         $28,889             $14,708            $18,476
  1/31/2005         $28,450             $14,350            $18,077
  2/28/2005         $28,945             $14,652            $17,981
  3/31/2005         $28,393             $14,393            $17,298
  4/30/2005         $27,996             $14,120            $17,316
  5/31/2005         $28,832             $14,569            $17,791
  6/30/2005         $29,552             $14,589            $18,046
  7/31/2005         $30,802             $15,132            $18,330
  8/31/2005         $30,380             $14,994            $18,010
  9/30/2005         $30,468             $15,115            $18,176
 10/31/2005         $30,032             $14,863            $18,750
 11/30/2005         $31,485             $15,425            $19,629
 12/31/2005         $32,660             $15,430            $19,672
  1/31/2006         $34,012             $15,839            $19,849
  2/28/2006         $35,181             $15,882            $20,251
  3/31/2006         $36,046             $16,079            $20,310
  4/30/2006         $36,426             $16,295            $21,190
  5/31/2006         $34,649             $15,826            $20,410
  6/30/2006         $34,222             $15,848            $20,284
  7/31/2006         $34,393             $15,945            $20,787
  8/31/2006         $35,307             $16,324            $21,028
  9/30/2006         $36,128             $16,744            $21,905
 10/31/2006         $36,856             $17,290            $22,436
 11/30/2006         $37,197             $17,618            $22,576
 12/31/2006         $38,708             $17,865            $23,448


12 | Annual Report

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                                                              Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06-12/31/06
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,136.90              $ 6.03
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,019.56              $ 5.70
-------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,135.10              $ 7.75
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,017.95              $ 7.32
-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,131.30              $11.39
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.52              $10.76
-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,131.10              $11.44
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,014.47              $10.82
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (Z: 1.12%;
A: 1.44%; B: 2.12%; and C: 2.13%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 15

Mutual Financial Services Fund

FINANCIAL HIGHLIGHTS

                                                              ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS Z                                                            2006         2005         2004         2003         2002
                                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   21.59    $   20.45    $   20.06    $   15.92    $   16.64
                                                              ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................        0.40         0.44         0.34         0.23         0.25
   Net realized and unrealized gains (losses) .............        3.76         2.40         2.70         4.58        (0.26)
                                                              ---------------------------------------------------------------
Total from investment operations ..........................        4.16         2.84         3.04         4.81        (0.01)
                                                              ---------------------------------------------------------------
Less distributions from:
   Net investment income ..................................       (0.57)       (0.49)       (0.32)       (0.24)       (0.28)
   Net realized gains .....................................       (2.59)       (1.21)       (2.33)       (0.43)       (0.43)
                                                              ---------------------------------------------------------------
Total distributions .......................................       (3.16)       (1.70)       (2.65)       (0.67)       (0.71)
                                                              ---------------------------------------------------------------
Redemption fees ...........................................          -- d         -- d         -- d         --           --
                                                              ---------------------------------------------------------------
Net asset value, end of year ..............................   $   22.59    $   21.59    $   20.45    $   20.06    $   15.92
                                                              ===============================================================

Total return ..............................................       19.73%       14.14%       15.62%       30.23%       (0.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 213,874    $ 174,864    $ 166,175    $ 151,918    $ 104,658
Ratios to average net assets:
   Expenses c .............................................        1.08% e      1.12% e      1.10% e      1.13%        1.09%
   Net investment income ..................................        1.71%        2.10%        1.65%        1.28%        1.47%
Portfolio turnover rate ...................................       62.65%       31.71%       38.40%       25.78%       40.17%
Ratios to average net assets, excluding dividend
  expense on securities sold short:
   Expenses ...............................................        1.08% e      1.11% e      1.09% e      1.11%        1.09%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

                                                              ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS A                                                            2006         2005         2004         2003         2002
                                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   21.61    $   20.47    $   20.08    $   15.95    $   16.66
                                                              ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................        0.33         0.37         0.27         0.16         0.19
   Net realized and unrealized gains (losses) .............        3.76         2.41         2.70         4.58        (0.25)
                                                              ---------------------------------------------------------------
Total from investment operations ..........................        4.09         2.78         2.97         4.74        (0.06)
                                                              ---------------------------------------------------------------
Less distributions from:
   Net investment income ..................................       (0.51)       (0.43)       (0.25)       (0.18)       (0.22)
   Net realized gains .....................................       (2.59)       (1.21)       (2.33)       (0.43)       (0.43)
                                                              ---------------------------------------------------------------
Total distributions .......................................       (3.10)       (1.64)       (2.58)       (0.61)       (0.65)
                                                              ---------------------------------------------------------------
Redemption fees ...........................................          -- e         -- e         -- e         --           --
                                                              ---------------------------------------------------------------
Net asset value, end of year ..............................   $   22.60    $   21.61    $   20.47    $   20.08    $   15.95
                                                              ===============================================================

Total return c ............................................       19.35%       13.82%       15.17%       29.79%       (0.57)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 557,768    $ 359,058    $ 296,778    $ 264,411    $ 180,299
Ratios to average net assets:
   Expenses d .............................................        1.39% f      1.42% f      1.44% f      1.48%        1.44%
   Net investment income ..................................        1.40%        1.80%        1.31%        0.93%        1.12%
Portfolio turnover rate ...................................       62.65%       31.71%       38.40%       25.78%       40.17%
Ratios to average net assets, excluding dividend
  expense on securities sold short:
   Expenses ...............................................        1.39% f      1.41% f      1.43% f      1.46%        1.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Financial Services Fund

                                                              ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS B                                                            2006         2005         2004         2003         2002
                                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   21.17    $   20.09    $   19.76    $   15.73    $   16.47
                                                              ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................        0.16         0.23         0.14         0.05         0.09
   Net realized and unrealized gains (losses) .............        3.68         2.34         2.64         4.49        (0.26)
                                                              ---------------------------------------------------------------
Total from investment operations ..........................        3.84         2.57         2.78         4.54        (0.17)
                                                              ---------------------------------------------------------------
Less distributions from:
   Net investment income ..................................       (0.34)       (0.28)       (0.12)       (0.08)       (0.14)
   Net realized gains .....................................       (2.59)       (1.21)       (2.33)       (0.43)       (0.43)
                                                              ---------------------------------------------------------------
Total distributions .......................................       (2.93)       (1.49)       (2.45)       (0.51)       (0.57)
                                                              ---------------------------------------------------------------
Redemption fees ...........................................          -- e         -- e         -- e         --           --
                                                              ---------------------------------------------------------------
Net asset value, end of year ..............................   $   22.08    $   21.17    $   20.09    $   19.76    $   15.73
                                                              ===============================================================

Total return c ............................................       18.51%       13.03%       14.51%       28.88%       (1.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $  46,085    $  42,526    $  42,614    $  34,219    $  20,776
Ratios to average net assets:
   Expenses d .............................................        2.08% f      2.12% f      2.10% f      2.12%        2.09%
   Net investment income ..................................        0.71%        1.10%        0.65%        0.29%        0.47%
Portfolio turnover rate ...................................       62.65%       31.71%       38.40%       25.78%       40.17%
Ratios to average net assets, excluding dividend
  expense on securities sold short:
   Expenses ...............................................        2.08% f      2.11% f      2.09% f      2.10%        2.09%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

                                                              ---------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
CLASS C                                                            2006         2005         2004         2003         2002
                                                              ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................   $   21.51    $   20.39    $   20.02    $   15.92    $   16.63
                                                              ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ................................        0.16         0.23         0.13         0.05         0.08
   Net realized and unrealized gains (losses) .............        3.73         2.38         2.68         4.55        (0.25)
                                                              ---------------------------------------------------------------
Total from investment operations ..........................        3.89         2.61         2.81         4.60        (0.17)
                                                              ---------------------------------------------------------------
Less distributions from:
   Net investment income ..................................       (0.35)       (0.28)       (0.11)       (0.07)       (0.11)
   Net realized gains .....................................       (2.59)       (1.21)       (2.33)       (0.43)       (0.43)
                                                              ---------------------------------------------------------------
Total distributions .......................................       (2.94)       (1.49)       (2.44)       (0.50)       (0.54)
                                                              ---------------------------------------------------------------
Redemption fees ...........................................          -- e         -- e         -- e         --           --
                                                              ---------------------------------------------------------------
Net asset value, end of year ..............................   $   22.46    $   21.51    $   20.39    $   20.02    $   15.92
                                                              ===============================================================

Total return c ............................................       18.52%       13.06%       14.46%       28.87%       (1.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...........................   $ 225,305    $ 169,000    $ 155,698    $ 141,233    $ 105,451
Ratios to average net assets:
   Expenses d .............................................        2.08% f      2.12% f      2.10% f      2.13%        2.07%
   Net investment income ..................................        0.71%        1.10%        0.65%        0.28%        0.49%
Portfolio turnover rate ...................................       62.65%       31.71%       38.40%       25.78%       40.17%
Ratios to average net assets, excluding dividend
  expense on securities sold short:
   Expenses ...............................................        2.08% f      2.11% f      2.09% f      2.11%        2.07%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Financial Services Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 94.7%
      COMMON STOCKS AND OTHER EQUITY INTERESTS 93.0%
      CAPITAL MARKETS 7.2%
      Acta Holding ASA ...........................................................        Norway         4,766,120   $   25,223,228
    a Banca Generali .............................................................        Italy            387,225        4,912,212
      D. Carnegie & Co. AB .......................................................        Sweden           603,730       12,997,748
    a FIM Group Oyj ..............................................................       Finland         1,203,707        9,692,615
      HCI Capital AG .............................................................       Germany           258,197        4,880,728
      Ichiyoshi Securities Co. Ltd. ..............................................        Japan            560,100        8,079,067
      Legg Mason Inc. ............................................................    United States         71,542        6,800,067
      Patriot Capital Funding Inc. ...............................................    United States        124,800        1,808,352
      Toyo Securities Co. Ltd. ...................................................        Japan            194,000          777,402
                                                                                                                     --------------
                                                                                                                         75,171,419
                                                                                                                     --------------
      COMMERCIAL BANKS 33.6%
    a Aareal Bank AG .............................................................       Germany           337,475       15,698,851
    a Aspis Bank SA ..............................................................        Greece         2,200,000       13,300,823
      Banque Cantonale Vaudoise ..................................................     Switzerland          27,537       13,265,126
      Basler Kantonalbank ........................................................     Switzerland           4,227          383,311
      BNP Paribas SA .............................................................        France           198,550       21,662,227
  a,f Centennial Bank Holdings Inc., 144A ........................................    United States        946,861        8,957,305
      Chinatrust Financial Holding Co. Ltd. ......................................        Taiwan        20,216,000       16,906,122
      City National Corp. ........................................................    United States         90,253        6,426,014
      Danske Bank AS .............................................................       Denmark           331,464       14,727,300
a,b,c Elephant Capital Holdings Ltd. .............................................        Japan              2,090        2,833,010
      First Community Bancorp ....................................................    United States        373,250       19,509,777
      Intesa Sanpaulo SpA ........................................................        Italy          2,264,959       17,490,675
      Intesa Sanpaulo SpA, di Risp ...............................................        Italy            147,000        1,073,082
      KBC Groep NV ...............................................................       Belgium           104,050       12,759,926
      Laurentian Bank of Canada ..................................................        Canada           372,700        9,675,327
      MB Financial Inc. ..........................................................    United States         88,900        3,343,529
      Mitsubishi UFJ Financial Group Inc. ........................................        Japan              1,158       14,300,500
      Natixis ....................................................................        France            68,700        1,929,829
a,b,c NCB Warrant Holdings Ltd., A ...............................................        Japan             10,590        1,247,184
      Placer Sierra Bancshares ...................................................    United States        104,380        2,481,113
    a Postal Savings Bank ........................................................        Greece           165,200        3,894,770
      Prosperity Bancshares Inc. .................................................    United States        152,837        5,274,405
      Societe Generale, A ........................................................        France           124,028       21,054,797
    a Southern National Bancorp of Virginia Inc. .................................    United States        264,400        4,389,040
    c State National Bancshares Inc. .............................................    United States        507,936       18,572,934
      Sumitomo Mitsui Financial Group Inc. .......................................        Japan              1,489       15,260,890
      Svenska Handelsbanken AB, A ................................................        Sweden           929,120       28,072,139
      Swedbank AB, A .............................................................        Sweden           550,855       19,980,072
    a Texas Capital Bancshares Inc. ..............................................    United States        282,000        5,606,160
      U.S. Bancorp ...............................................................    United States        353,610       12,797,146
      UnionBanCal Corp. ..........................................................    United States         48,900        2,995,125
      Wachovia Corp. .............................................................    United States        260,196       14,818,162
                                                                                                                     --------------
                                                                                                                        350,686,671
                                                                                                                     --------------


20 | Annual Report

Mutual Financial Services Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      COMMERCIAL SERVICES & SUPPLIES 1.1%
    a Comdisco Holding Co. Inc. ..................................................    United States             53   $          625
  a,d Comdisco Holding Co. Inc., Contingent Distribution .........................    United States      4,645,036               --
a,b,c First Chicago Bancorp ......................................................    United States        496,868        6,956,152
  a,e Integrated Alarm Services Group Inc. .......................................    United States      1,277,700        4,152,525
                                                                                                                     --------------
                                                                                                                         11,109,302
                                                                                                                     --------------
      CONSUMER FINANCE 1.7%
      Aiful Corp. ................................................................        Japan            180,710        5,085,719
a,b,c Cerberus FIM Investors Auto Finance LLC ....................................    United States        935,171          947,403
a,b,c Cerberus FIM Investors Commercial Finance LLC ..............................    United States        119,496          121,059
a,b,c Cerberus FIM Investors Commercial Mortgage LLC .............................    United States        204,465          207,139
a,b,c Cerberus FIM Investors Insurance LLC .......................................    United States        974,086          986,827
a,b,c Cerberus FIM Investors Rescap LLC ..........................................    United States      2,066,031        2,093,055
      Takefuji Corp. .............................................................        Japan            136,746        5,410,792
    a White River Capital Inc. ...................................................    United States        172,799        2,790,704
                                                                                                                     --------------
                                                                                                                         17,642,698
                                                                                                                     --------------
      DIVERSIFIED CONSUMER SERVICES 1.5%
      Banca Italease .............................................................        Italy             59,679        3,479,680
      H&R Block Inc. .............................................................    United States        543,820       12,529,613
                                                                                                                     --------------
                                                                                                                         16,009,293
                                                                                                                     --------------
      DIVERSIFIED FINANCIAL SERVICES 11.4%
      Almancora Comm VA ..........................................................       Belgium            68,343        9,743,347
    a Bolsas Y Mercados Espanoles ................................................        Spain            301,883       12,485,025
      Capital One Financial Corp. ................................................    United States         18,990        1,458,812
      Citigroup Inc. .............................................................    United States        189,170       10,536,769
      Deutsche Boerse AG .........................................................       Germany           105,476       19,411,947
      Euronext NV ................................................................     Netherlands          26,187        3,093,849
      Fortis .....................................................................       Belgium           723,460       30,856,157
      Guinness Peat Group PLC ....................................................     New Zealand       3,286,949        5,649,798
    a Hellenic Exchanges SA Holding ..............................................        Greece           408,490        7,516,827
      Jer Investors Trust Inc. ...................................................    United States        159,380        3,294,385
      Leucadia National Corp. ....................................................    United States         52,800        1,488,960
      OMX AB .....................................................................        Sweden           746,610       13,730,859
                                                                                                                     --------------
                                                                                                                        119,266,735
                                                                                                                     --------------
      INSURANCE 15.8%
      American International Group Inc. ..........................................    United States         72,400        5,188,184
  a,f AmTrust Financial Services Inc., 144A ......................................    United States      1,291,200       11,039,760
a,b,c Augsburg Re AG .............................................................     Switzerland          10,745               --
    a Berkshire Hathaway Inc., A .................................................    United States            113       12,428,870
    a Berkshire Hathaway Inc., B .................................................    United States            334        1,224,444
    a Conseco Inc. ...............................................................    United States        233,200        4,659,336
      FBD Holdings PLC ...........................................................    United States        153,330        8,359,254
      Grupo Catalana Occidente SA ................................................        Spain            493,316       17,875,488
      Hartford Financial Services Group Inc. .....................................    United States        155,050       14,467,716
a,b,c Imagine Group Holdings Ltd. ................................................       Bermuda           551,589        6,050,931
      Montpelier Re Holdings Ltd. ................................................       Bermuda           302,275        5,625,338
      Nationwide Financial Services Inc., A ......................................    United States        104,390        5,657,938


                                                              Annual Report | 21

Mutual Financial Services Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         COUNTRY          SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
      INSURANCE (CONTINUED)
      Old Republic International Corp. ...........................................    United States        320,775   $    7,467,642
a,b,c Olympus Re Holdings Ltd. ...................................................    United States          7,480            7,480
      Prudential Financial Inc. ..................................................    United States         71,050        6,100,353
      SNS Reaal Groep NV .........................................................     Netherlands         210,810        4,572,136
  b,c Symetra Financial ..........................................................    United States        117,300       13,866,033
      The St. Paul Travelers Cos. Inc. ...........................................    United States        289,473       15,541,805
      White Mountains Insurance Group Ltd. .......................................    United States         38,048       22,046,153
      Zurich Financial Services AG ...............................................     Switzerland           9,808        2,640,043
                                                                                                                     --------------
                                                                                                                        164,818,904
                                                                                                                     --------------
      REAL ESTATE 11.9%
    a CA IMMO International AG ...................................................       Austria           214,000        4,463,353
    f CBRE Realty Finance Inc., 144A .............................................    United States        525,000        8,247,750
    a DIC Asset AG ...............................................................       Germany           292,813       11,901,190
      Eurocastle Investment Ltd. .................................................   Guernsey Islands      550,707       28,060,685
    a Francono Rhein-Main AG .....................................................       Germany         1,102,500        4,671,690
      Franconofurt AG ............................................................       Germany           309,280        4,695,048
    a Gagfah SA ..................................................................      Luxembourg         144,842        4,577,296
      iStar Financial Inc. .......................................................    United States         92,772        4,436,357
      KKR Financial Corp. ........................................................    United States        155,500        4,165,845
      Link REIT ..................................................................      Hong Kong        2,740,341        5,636,278
    a Northern European Properties Ltd. ..........................................        Sweden         4,500,000        5,940,225
    a Patrizia Immobilien AG .....................................................       Germany           790,930       23,595,916
    a Vivacon AG .................................................................       Germany           390,928       13,133,332
                                                                                                                     --------------
                                                                                                                        123,524,965
                                                                                                                     --------------
      THRIFTS & MORTGAGE FINANCE 8.8%
      Countrywide Financial Corp. ................................................    United States        224,285        9,520,898
    a Franklin Bank Corp. ........................................................    United States        310,100        6,369,454
      Hudson City Bancorp Inc. ...................................................    United States      1,303,320       18,090,081
      Hypo Real Estate Holding AG ................................................       Germany           258,966       16,295,897
    a Interhyp AG ................................................................       Germany           180,990       15,859,233
      Sovereign Bancorp Inc. .....................................................    United States        481,325       12,220,842
      Washington Mutual Inc. .....................................................    United States        288,310       13,115,222
    a Westfield Financial Inc. ...................................................    United States         60,000          632,661
                                                                                                                     --------------
                                                                                                                         92,104,288
                                                                                                                     --------------
      TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
        (COST $757,587,360) ......................................................                                      970,334,275
                                                                                                                     --------------

                                                                                                        ----------
                                                                                                        PRINCIPAL
                                                                                                          AMOUNT
                                                                                                        ----------
      CORPORATE BONDS & NOTES 1.2%
  b,c Augsburg Re AG, zero cpn., 2/17/07 .........................................     Switzerland      $  123,572            1,236
  b,c Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ..................    United States      2,790,322        2,790,322
  b,c Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13 ............    United States        358,487          358,487
  b,c Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13 ...........    United States        613,397          613,397
  b,c Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .....................    United States      2,922,260        2,922,260
  b,c Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ........................    United States      6,198,092        6,198,092
                                                                                                                     --------------
      TOTAL CORPORATE BONDS & NOTES (COST $13,006,129) ...........................                                       12,883,794
                                                                                                                     --------------


22 | Annual Report

Mutual Financial Services Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        PRINCIPAL
                                                                                        COUNTRY           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      GOVERNMENT AGENCIES (COST $5,000,000) 0.5%
      Federal Home Loan Bank, 5.22%, 11/14/07 ....................................    United States    $ 5,000,000   $    4,996,650
                                                                                                                     --------------
      TOTAL LONG TERM INVESTMENTS (COST $775,593,489) ............................                                      988,214,719
                                                                                                                     --------------
      SHORT TERM INVESTMENTS (COST $47,285,512) 4.6%
      U.S. GOVERNMENT AND AGENCY SECURITIES 4.6%
    g Federal Home Loan Bank, 1/02/07 - 4/04/07 ..................................    United States     47,420,000       47,309,180
                                                                                                                     --------------
      TOTAL INVESTMENTS (COST $822,879,001) 99.3% ................................                                    1,035,523,899
      NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.5)% ...................                                       (4,629,123)
      OTHER ASSETS, LESS LIABILITIES 1.2% ........................................                                       12,137,693
                                                                                                                     --------------
      TOTAL NET ASSETS 100.0% ....................................................                                   $1,043,032,469
                                                                                                                     ==============

SELECTED PORTFOLIO ABBREVIATION

REIT - Real Estate Investment Trust

a     Non-income producing for the twelve months ended December 31, 2006.

b     See Note 8 regarding restricted securities.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $66,773,001, representing 6.40% of net assets.

d Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

e     See Note 9 regarding holdings of 5% voting securities.

f Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the value of these securities was $28,244,815, representing 2.71% of net assets.

g     The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Mutual Financial Services Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ............................   $   813,611,518
     Cost - Non-controlled affiliated issuers (Note 9) ......         9,267,483
                                                                ---------------
     Total cost of investments ..............................   $   822,879,001
                                                                ===============
     Value - Unaffiliated issuers ...........................     1,031,371,374
     Value - Non-controlled affiliated issuers (Note 9) .....         4,152,525
                                                                ---------------
     Total value of investments .............................     1,035,523,899
   Cash .....................................................           108,239
   Cash on deposit with brokers for securities sold short ...         1,080,686
   Cash on deposit with brokers for synthetic equity swaps ..            12,223
   Foreign currency, at value (cost $7,121,344) .............         7,190,717
   Receivables:
     Investment securities sold .............................         6,259,926
     Capital shares sold ....................................         3,008,740
     Dividends and interest .................................         1,082,808
   Unrealized gain on forward exchange contracts (Note 7) ...         3,442,266
                                                                ---------------
       Total assets .........................................     1,057,709,504
Liabilities:
   Payables:
     Investment securities purchased ........................         1,264,900
     Capital shares redeemed ................................         3,485,114
     Affiliates .............................................         1,663,447
   Unrealized loss on forward exchange contracts (Note 7) ...         8,071,389
   Accrued expenses and other liabilities ...................           192,185
                                                                ---------------
       Total liabilities ....................................        14,677,035
                                                                ---------------
         Net assets, at value ...............................   $ 1,043,032,469
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $   817,138,316
   Distributions in excess of net investment income .........        (6,961,272)
   Net unrealized appreciation (depreciation) ...............       208,105,682
   Accumulated net realized gain (loss) .....................        24,749,743
                                                                ---------------
         Net assets, at value ...............................   $ 1,043,032,469
                                                                ===============


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
   Net assets, at value .....................................   $   213,874,343
                                                                ===============
   Shares outstanding .......................................         9,466,432
                                                                ===============
   Net asset value and maximum offering price per share a ...   $         22.59
                                                                ===============
CLASS A:
   Net assets, at value .....................................   $   557,768,159
                                                                ===============
   Shares outstanding .......................................        24,676,323
                                                                ===============
   Net asset value per share a ..............................   $         22.60
                                                                ===============
   Maximum offering price per share (net asset value per
   share / 94.25%) ..........................................   $         23.98
                                                                ===============
CLASS B:
   Net assets, at value .....................................   $    46,084,649
                                                                ===============
   Shares outstanding .......................................         2,087,595
                                                                ===============
   Net asset value and maximum offering price per share a ...   $         22.08
                                                                ===============
CLASS C:
   Net assets, at value .....................................   $   225,305,318
                                                                ===============
   Shares outstanding .......................................        10,029,465
                                                                ===============
   Net asset value and maximum offering price per share a ...   $         22.46
                                                                ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Mutual Financial Services Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
   Dividends (net of foreign taxes of $1,778,051) .............   $    22,596,782
   Interest ...................................................         2,457,159
   Income from securities loaned - net ........................           109,254
   Other income (Note 10) .....................................            23,179
                                                                  ---------------
       Total investment income ................................        25,186,374
                                                                  ---------------
Expenses:
   Management fees (Note 3a) ..................................         7,216,966
   Administrative fees (Note 3b) ..............................           689,645
   Distribution fees (Note 3c)
     Class A ..................................................         1,464,326
     Class B ..................................................           438,789
     Class C ..................................................         1,968,945
   Transfer agent fees (Note 3e) ..............................         1,245,502
   Custodian fees (Note 4) ....................................           213,899
   Reports to shareholders ....................................           137,891
   Registration and filing fees ...............................            94,135
   Professional fees ..........................................           132,925
   Directors' fees and expenses ...............................            18,953
   Other ......................................................            24,437
                                                                  ---------------
       Total expenses .........................................        13,646,413
       Expense reductions (Note 4) ............................            (4,157)
                                                                  ---------------
         Net expenses .........................................        13,642,256
                                                                  ---------------
           Net investment income ..............................        11,544,118
                                                                  ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ..............................................       136,567,091
     Foreign currency transactions ............................       (15,079,842)
     Securities sold short ....................................          (141,900)
     Synthetic equity swaps ...................................         1,384,086
                                                                  ---------------
       Net realized gain (loss) ...............................       122,729,435
                                                                  ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ..............................................        32,300,734
     Translation of assets and liabilities denominated in
       foreign currencies ...                                         (10,809,403)
                                                                  ---------------
       Net change in unrealized appreciation (depreciation) ...        21,491,331
                                                                  ---------------
Net realized and unrealized gain (loss) .......................       144,220,766
                                                                  ---------------
Net increase (decrease) in net assets resulting from
       operations .............................................   $   155,764,884
                                                                  ---------------


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Financial Services Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ------------------------------
                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                  ------------------------------
                                                                                                       2006            2005
                                                                                                  ------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .....................................................................  $   11,544,118   $ 11,188,993
     Net realized gain (loss) from investments, securities sold short,
       foreign currency transactions, and synthetic equity swaps ...............................     122,729,435     37,764,445
     Net change in unrealized appreciation (depreciation) on investments and translation of
       assets and liabilities denominated in foreign currencies ................................      21,491,331     39,169,016
                                                                                                  ------------------------------
         Net increase (decrease) in net assets resulting from operations .......................     155,764,884     88,122,454
                                                                                                  ------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class Z .................................................................................      (4,850,586)    (3,763,970)
       Class A .................................................................................     (11,024,582)    (6,706,421)
       Class B .................................................................................        (643,796)      (539,612)
       Class C .................................................................................      (3,167,122)    (2,132,095)
     Net realized gains:
       Class Z .................................................................................     (21,917,044     (9,354,463)
       Class A .................................................................................     (56,478,510)   (18,415,891)
       Class B .................................................................................      (4,890,247)    (2,339,402)
       Class C .................................................................................     (23,212,292)    (8,968,562)
                                                                                                  ------------------------------
   Total distributions to shareholders .........................................................    (126,184,179)   (52,220,416)
                                                                                                  ------------------------------
   Capital share transactions: (Note 2)
       Class Z .................................................................................      30,704,932       (191,699)
       Class A .................................................................................     186,536,002     45,360,278
       Class B .................................................................................       1,574,660     (2,103,037)
       Class C .................................................................................      49,182,992      5,215,334
                                                                                                  ------------------------------
   Total capital share transactions ............................................................     267,998,586     48,280,876
                                                                                                  ------------------------------

   Redemption fees .............................................................................           4,102          1,695
                                                                                                  ------------------------------
         Net increase (decrease) in net assets .................................................     297,583,393     84,184,609
Net assets:
   Beginning of year ...........................................................................     745,449,076    661,264,467
                                                                                                  ------------------------------
   End of year .................................................................................  $1,043,032,469   $745,449,076
                                                                                                  ==============================
Distributions in excess of net investment income included in net assets:
   End of year .................................................................................  $   (6,961,272)  $   (603,681)
                                                                                                  ==============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Mutual Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Financial Services Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


28 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 29

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


30 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2006, the Fund had no securities on loan.


                                                              Annual Report | 31

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 | Annual Report

Mutual Financial Services Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 500 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                      -----------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                   2006                              2005
                                      -----------------------------------------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
                                      -----------------------------------------------------------------
CLASS Z SHARES
   Shares sold ....................       1,247,626    $  28,944,258          679,875    $  14,183,552
   Shares issued in reinvestment of
      distributions ...............       1,108,120       24,688,386          565,701       12,022,854
   Shares redeemed ................        (987,955)     (22,927,712)      (1,274,008)     (26,398,105)
                                      -----------------------------------------------------------------
   Net increase (decrease) ........       1,367,791    $  30,704,932          (28,432)   $    (191,699)
                                      =================================================================

CLASS A SHARES
   Shares sold ....................      10,652,294    $ 248,569,023        4,276,295    $  89,422,089
   Shares issued in reinvestment of
      distributions ...............       2,801,174       62,452,788        1,083,314       23,054,690
   Shares redeemed ................      (5,391,463)    (124,485,809)      (3,242,457)     (67,116,501)
                                      -----------------------------------------------------------------
   Net increase (decrease) ........       8,062,005    $ 186,536,002        2,117,152    $  45,360,278
                                      =================================================================

CLASS B SHARES
   Shares sold ....................         158,560    $   3,562,328          169,286    $   3,512,309
   Shares issued in reinvestment of
      distributions ...............         232,836        5,067,757          127,227        2,644,855
   Shares redeemed ................        (312,782)      (7,055,425)        (408,883)      (8,260,201)
                                      -----------------------------------------------------------------
   Net increase (decrease) ........          78,614    $   1,574,660         (112,370)   $  (2,103,037)
                                      =================================================================


                                                              Annual Report | 33

Mutual Financial Services Fund

2. CAPITAL STOCK (CONTINUED)

                                                       ------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 2006                        2005
                                                       ------------------------------------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ------------------------------------------------------
CLASS C SHARES
Shares sold ........................................    2,318,404   $ 53,362,559    1,128,446   $ 23,514,526
Shares issued in reinvestment of distributions .....    1,051,613     23,298,391      471,580      9,963,541
Shares redeemed ....................................   (1,197,941)   (27,477,958)  (1,377,451)   (28,262,733)
                                                       ------------------------------------------------------
Net increase (decrease) ............................    2,172,076   $ 49,182,992      222,575   $  5,215,334
                                                       ======================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.800%          Up to and including $1 billion
      0.770%          Over $1 billion, up to and including $2 billion
      0.750%          Over $2 billion, up to and including $5 billion
      0.730%          In excess of $5 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion


34 | Annual Report

Mutual Financial Services Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ............................................        0.35%
Class B ............................................        1.00%
Class C ............................................        1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
   unaffiliated broker/dealers .....................   $ 392,978
Contingent deferred sales charges retained .........   $  55,117

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,245,502, of which $565,543 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statements of Operations.


                                                              Annual Report | 35

Mutual Financial Services Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                                  ------------------------------
                                                      2006            2005
                                                  ------------------------------
Distributions paid from:
   Ordinary income ............................   $  55,615,319   $  26,996,949
   Long term capital gain .....................      70,568,860      25,223,467
                                                  ------------------------------
                                                  $ 126,184,179   $  52,220,416
                                                  ==============================

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................   $ 833,425,519
                                                                  =============
Unrealized appreciation .......................................   $ 229,463,107
Unrealized depreciation .......................................     (27,364,727)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $ 202,098,380
                                                                  =============
Undistributed ordinary income .................................   $   3,500,538
Undistributed long term capital gains .........................      20,538,669
                                                                  -------------
Distributable earnings ........................................   $  24,039,207
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $653,712,874 and $533,333,621, respectively.


36 | Annual Report

Mutual Financial Services Fund

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                                   CONTRACT     SETTLEMENT    UNREALIZED    UNREALIZED
                                                    AMOUNT         DATE          GAIN          LOSS
-------------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      471,812,000   Japanese Yen .............   $  4,000,000     3/19/07    $     3,914             --
    1,324,979,452   Japanese Yen .............     11,382,178     3/19/07                  $   (133,552)
        4,727,628   Canadian Dollar ..........      4,111,312     3/26/07                       (43,728)

CONTRACTS TO SELL
       44,887,453   Euro .....................     56,681,241     1/18/07                    (2,633,229)
       69,951,912   Danish Krone .............     11,871,914     1/23/07                      (525,293)
      205,191,493   Swedish Krona ............     30,122,584     2/15/07         81,138
       26,575,912   Euro .....................     34,032,324     2/20/07                    (1,137,187)
       10,350,341   Euro .....................     13,823,656     2/26/07        122,970
       30,889,678   Euro .....................     40,066,619     2/26/07                      (821,869)
        5,534,868   New Zealand Dollar .......      3,780,315     3/07/07                      (102,285)
       75,000,000   Norwegian Krone ..........     12,345,273     3/07/07        282,191
       14,806,758   Swiss Franc ..............     12,526,012     3/07/07        300,503
        1,379,312   Swiss Franc ..............      1,135,077     3/07/07                        (3,780)
       40,000,000   Euro .....................     51,208,750     3/13/07                    (1,771,000)
      225,000,000   Swedish Krona ............     33,089,425     3/15/07         97,158
    5,890,749,490   Japanese Yen .............     51,474,149     3/19/07      1,463,683
       14,205,468   Canadian Dollar ..........     12,788,379     3/26/07        566,193
       43,068,366   Euro .....................     57,240,617     4/13/07        128,182
       15,582,523   Euro .....................     19,787,372     4/18/07                      (880,283)
        2,213,942   Euro .....................      2,959,012     6/06/07         17,193
        7,539,758   Euro .....................     10,014,729     6/06/07                        (3,198)
      264,607,625   Taiwan Dollar ............      8,312,500     6/06/07        191,953
       49,787,683   Norwegian Krone ..........      8,219,195     6/07/07        187,188
        9,309,850   Norwegian Krone ..........      1,500,000     6/07/07                       (15,985)
                                                                             --------------------------
      Unrealized gain (loss) on forward exchange contracts ...............     3,442,266     (8,071,389)
                                                                             --------------------------
         Net unrealized gain (loss) on forward exchange contracts ......................   $ (4,629,123)
                                                                                           ============

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.


                                                              Annual Report | 37

Mutual Financial Services Fund

8. RESTRICTED SECURITIES (CONTINUED)

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------
 PRINCIPAL
  AMOUNT/                                                   ACQUISITION
   SHARES      ISSUER                                          DATES             COST           VALUE
---------------------------------------------------------------------------------------------------------
      10,745   Augsburg Re AG ...........................        5/25/06     $     10,745   $         --
     123,572   Augsburg Re AG, zero cpn., 2/17/07 .......        5/25/06          123,572          1,236
     935,171   Cerberus FIM Investors Auto Finance LLC ..       11/20/06          935,171        947,403
   2,790,322   Cerberus FIM Investors Auto Finance
               LLC, 12.00%, 11/22/13 ....................       11/21/06        2,790,322      2,790,322
     119,496   Cerberus FIM Investors Comercial Finance
               LLC ......................................       11/20/06          119,496        121,059
     358,487   Cerberus FIM Investors Comercial Finance
               LLC, 12.00%, 11/22/13 ....................       11/20/06          358,487        358,487
     204,465   Cerberus FIM Investors Comercial Mortgage
               LLC ......................................       11/20/06          204,466        207,139
     613,397   Cerberus FIM Investors Comercial Mortgage
               LLC, 12.00%, 11/22/13 ....................       11/20/06          613,397        613,397
     974,086   Cerberus FIM Investors Insurance
               LLC ......................................       11/20/06          974,087        986,827
   2,922,260   Cerberus FIM Investors Insurance
               LLC, 12.00%, 11/22/13 ....................       11/20/06        2,922,260      2,922,260
   2,066,031   Cerberus FIM Investors Rescap LLC ........       11/20/06        2,066,031      2,093,055
   6,198,092   Cerberus FIM Investors Rescap
               LLC, 12.00%, 11/22/13 ....................       11/20/06        6,198,092      6,198,092
       2,090   Elephant Capital Holdings Ltd. ...........   8/20/03 - 7/29/04          --      2,833,010
     496,868   First Chicago Bancorp ....................       11/16/06        6,956,152      6,956,152
     551,589   Imagine Group Holdings Ltd. ..............        8/31/04        5,649,099      6,050,931
      10,590   NCB Warrant Holdings Ltd., A .............       12/16/05               --      1,247,184
       7,480   Olympus Re Holdings Ltd. .................       12/19/01          748,000          7,480
     117,300   Symetra Financial ........................        7/27/04       11,730,000     13,866,033
                                                                                            ------------
               TOTAL RESTRICTED SECURITIES (4.62% of Net Assets) ........................   $ 48,200,067
                                                                                            ============

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                             NUMBER OF SHARES                          NUMBER OF SHARES    VALUE AT
                             HELD AT BEGINNING    GROSS      GROSS      HELD AT END OF      END OF    INVESTMENT  REALIZED CAPITAL
NAME OF ISSUER                    OF YEAR       ADDITIONS  REDUCTIONS        YEAR            YEAR       INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Integrated Alarm Systems ..          1,277,700         --          --         1,277,700  $ 4,152,525         $--               $--
                                                                                         ==========================================
TOTAL NON-CONTROLLED AFFILIATES (0.40% of Net Assets)


38 | Annual Report

Mutual Financial Services Fund

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 39

Mutual Financial Services Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


40 | Annual Report

Mutual Financial Services Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL FINANCIAL SERVICES FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Financial Services Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                      /s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2007


                                                              Annual Report | 41

Mutual Financial Services Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $83,520,582 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $18,656,426 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $2,276,465 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $26,675,649 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 11.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Mutual Financial Services Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 21, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record.


42 | Annual Report

Mutual Financial Services Fund

RECORD DATE: 12/21/2006

------------------------------------------------------------------------------------------------------------
                                                                           CLASS Z
                                                       FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                                              PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
------------------------------------------------------------------------------------------------------------
Belgium ..........................................       $0.0007           $0.0037             $0.0037
Bermuda ..........................................        0.0000            0.0054              0.0054
Canada ...........................................        0.0017            0.0095              0.0093
Denmark ..........................................        0.0002            0.0120              0.0010
France ...........................................        0.0055            0.0314              0.0309
Germany ..........................................        0.0051            0.0300              0.0281
Greece ...........................................        0.0000            0.0076              0.0076
Guernsey Islands .................................        0.0000            0.0197              0.0000
Hong Kong ........................................        0.0000            0.0039              0.0000
Ireland ..........................................        0.0000            0.0192              0.0192
Italy ............................................        0.0059            0.0181              0.0181
Japan ............................................        0.0011            0.0130              0.0119
Netherlands ......................................        0.0033            0.0501              0.0301
New Zealand ......................................        0.0000            0.0011              0.0000
Norway ...........................................        0.0059            0.0330              0.0329
Spain ............................................        0.0008            0.0044              0.0044
Sweden ...........................................        0.0059            0.0337              0.0336
Switzerland ......................................        0.0010            0.0053              0.0053
Taiwan ...........................................        0.0056            0.0069              0.0000
Turkey ...........................................        0.0000            0.0015              0.0015
United Kingdom ...................................        0.0000            0.0006              0.0000
                                                     -------------------------------------------------------
TOTAL ............................................       $0.0427           $0.3101             $0.2430
                                                     =======================================================

------------------------------------------------------------------------------------------------------------
                                                                           CLASS A
                                                       FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                                              PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
------------------------------------------------------------------------------------------------------------
Belgium ..........................................       $0.0007           $0.0035             $0.0035
Bermuda ..........................................        0.0000            0.0051              0.0051
Canada ...........................................        0.0017            0.0089              0.0087
Denmark ..........................................        0.0002            0.0113              0.0009
France ...........................................        0.0055            0.0296              0.0292
Germany ..........................................        0.0051            0.0283              0.0265
Greece ...........................................        0.0000            0.0071              0.0071
Guernsey Islands .................................        0.0000            0.0186              0.0000
Hong Kong ........................................        0.0000            0.0036              0.0000
Ireland ..........................................        0.0000            0.0181              0.0181
Italy ............................................        0.0059            0.0171              0.0171
Japan ............................................        0.0011            0.0122              0.0112
Netherlands ......................................        0.0033            0.0473              0.0284
New Zealand ......................................        0.0000            0.0010              0.0000
Norway ...........................................        0.0059            0.0311              0.0310
Spain ............................................        0.0008            0.0042              0.0042
Sweden ...........................................        0.0059            0.0318              0.0317
Switzerland ......................................        0.0010            0.0050              0.0050
Taiwan ...........................................        0.0056            0.0065              0.0000
Turkey ...........................................        0.0000            0.0014              0.0014
United Kingdom ...................................        0.0000            0.0005              0.0000
                                                     -------------------------------------------------------
TOTAL ............................................       $0.0427           $0.2922             $0.2291
                                                     =======================================================


                                                              Annual Report | 43

Mutual Financial Services Fund

------------------------------------------------------------------------------------------------------------
                                                                           CLASS B
                                                       FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                                              PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
------------------------------------------------------------------------------------------------------------
Belgium ..........................................       $0.0007           $0.0030             $0.0030
Bermuda ..........................................        0.0000            0.0043              0.0043
Canada ...........................................        0.0017            0.0076              0.0074
Denmark ..........................................        0.0002            0.0096              0.0008
France ...........................................        0.0055            0.0251              0.0247
Germany ..........................................        0.0051            0.0240              0.0225
Greece ...........................................        0.0000            0.0060              0.0060
Guernsey Islands .................................        0.0000            0.0157              0.0000
Hong Kong ........................................        0.0000            0.0031              0.0000
Ireland ..........................................        0.0000            0.0154              0.0154
Italy ............................................        0.0059            0.0145              0.0145
Japan ............................................        0.0011            0.0104              0.0096
Netherlands ......................................        0.0033            0.0401              0.0241
New Zealand ......................................        0.0000            0.0009              0.0000
Norway ...........................................        0.0059            0.0264              0.0263
Spain ............................................        0.0008            0.0035              0.0035
Sweden ...........................................        0.0059            0.0269              0.0269
Switzerland ......................................        0.0010            0.0042              0.0042
Taiwan ...........................................        0.0056            0.0055              0.0000
Turkey ...........................................        0.0000            0.0012              0.0012
United Kingdom ...................................        0.0000            0.0005              0.0000
                                                     -------------------------------------------------------
TOTAL ............................................       $0.0427           $0.2479             $0.1944
                                                     =======================================================

------------------------------------------------------------------------------------------------------------
                                                                           CLASS C
                                                       FOREIGN TAX     FOREIGN SOURCE     FOREIGN QUALIFIED
COUNTRY                                              PAID PER SHARE   INCOME PER SHARE   DIVIDENDS PER SHARE
------------------------------------------------------------------------------------------------------------
Belgium ..........................................       $0.0007           $0.0030             $0.0030
Bermuda ..........................................        0.0000            0.0044              0.0044
Canada ...........................................        0.0017            0.0077              0.0075
Denmark ..........................................        0.0002            0.0097              0.0008
France ...........................................        0.0055            0.0255              0.0251
Germany ..........................................        0.0051            0.0244              0.0229
Greece ...........................................        0.0000            0.0061              0.0061
Guernsey Islands .................................        0.0000            0.0160              0.0000
Hong Kong ........................................        0.0000            0.0031              0.0000
Ireland ..........................................        0.0000            0.0156              0.0156
Italy ............................................        0.0059            0.0147              0.0147
Japan ............................................        0.0011            0.0105              0.0096
Netherlands ......................................        0.0033            0.0407              0.0244
New Zealand ......................................        0.0000            0.0009              0.0000
Norway ...........................................        0.0059            0.0268              0.0267
Spain ............................................        0.0008            0.0036              0.0036
Sweden ...........................................        0.0059            0.0274              0.0274
Switzerland ......................................        0.0010            0.0043              0.0043
Taiwan ...........................................        0.0056            0.0056              0.0000
Turkey ...........................................        0.0000            0.0013              0.0013
United Kingdom ...................................        0.0000            0.0005              0.0000
                                                     -------------------------------------------------------
TOTAL ............................................       $0.0427           $0.2518             $0.1974
                                                     =======================================================


44 | Annual Report

Mutual Financial Services Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1. Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 45

Mutual Financial Services Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)  Director         Since 1987          7                        Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                   technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern
School of Business, New York University.
-----------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)          Director         Since 1994          7                        Independent Director, SLM
101 John F. Kennedy Parkway                                                                   Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                    Capital Corporation (financial
                                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
-----------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)      Director         Since 2002          13                       Director, Franklin Templeton Emerging
101 John F. Kennedy Parkway                                                                   Markets Debt Opportunities Fund PLC
Short Hills, NJ 07078-2789                                                                    and Fiduciary International Ireland
                                                                                              Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
-----------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)      Director         Since 1974          7                        None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
-----------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)        Director         Since 1998          13                       None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.
-----------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Director and     Director since      30                       Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway     Chairman of      1991 and                                     p.l.c. (investments) and ARC Wireless
Short Hills, NJ 07078-2789      the Board        Chairman of the                              Solutions, Inc. (wireless components
                                                 Board since 2005                             and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
-----------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)     Director         Since 1996          13                       None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)  Vice President   Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML
                                - AML            Compliance since
                                Compliance       February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
-----------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)        Senior Vice      Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway     President
Short Hills, NJ 07078-2789      and Chief
                                Investment
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice      Since 2002          Not Applicable           Not Applicable
500 East Broward Blvd.          President
Suite 2100                      and Chief
Fort Lauderdale, FL 33394-3091  Executive
                                Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)           Secretary        Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
-----------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)         Vice President   Since 2000          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and
Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk,
U.S. District Court (District of Massachusetts) (until 1979).
-----------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)       President        Since 2005          Not Applicable           Not Applicable
101 John F. Kennedy Parkway     and Chief
Short Hills, NJ 07078-2702      Executive
                                Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
-----------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

-----------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION         TIME SERVED         BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer        Since 2005          Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
-----------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
-----------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)          Chief Financial  Since 2004          Not Applicable           Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
-----------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 49

Mutual Financial Services Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


50 | Annual Report

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOMEB 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                     Michigan 7
Arizona                     Minnesota 7
California 8                Missouri
Colorado                    New Jersey
Connecticut                 New York 8
Florida 8                   North Carolina
Georgia                     Ohio 7
Kentucky                    Oregon
Louisiana                   Pennsylvania
Maryland                    Tennessee
Massachusetts 7             Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

       [LOGO](R)
 FRANKLIN TEMPLETON           One Franklin Parkway
     INVESTMENTS              San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL FINANCIAL SERVICES FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 A2006 02/07










MUTUAL BEACON FUND





                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                           DECEMBER 31, 2006
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        ANNUAL REPORT AND SHAREHOLDER LETTER               VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                MUTUAL BEACON FUND
                                                     Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                                  Thank You For Your
                                  Continued Participation

                                  At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE             Mutual Series is part of Franklin Templeton
                                  Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S.
                                  equity investing. Templeton pioneered
                                  international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION              Because these management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         Franklin Templeton Investments seeks to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Annual Report

Mutual Beacon Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing mainly in equity securities of companies the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 35% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Beacon Fund's annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual Beacon Fund -- Class Z posted a +20.98% cumulative total return for the 12 months ended December 31, 2006. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned +15.78% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the 12 months ended December 31, 2006, the U.S. economy advanced at a moderate but slowing pace. Although first quarter 2006 gross domestic product
(GDP) grew an annualized 5.6%, fourth quarter GDP growth was an estimated annualized 3.5%. The housing market weakened during the year, while corporate profits and consumer and government spending generally remained robust. Exports picked up some momentum, but the trade deficit stayed in record territory. Labor costs rose and hiring generally increased as the unemployment rate fell from 4.9% to 4.5%. 2

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2.    Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


4 | Annual Report

Although energy and other commodity prices fell in the second half of the year, they remained historically high and were a primary economic concern for much of the period. Oil prices reached a record high of $77 per barrel in July before declining to $61 at year-end. Oil price volatility appeared to raise the anxiety level among consumers and businesses alike. Consumers curbed spending on large purchases, such as homes and cars. Home prices fell in many parts of the country, mortgage rates crept up, and borrowing against home equity flattened. Overall, the core Consumer Price Index (CPI) rose 2.6% for the 12 months ended December 31, 2006, which was higher than the 2.2% 10-year average. 3

The Federal Reserve Board (Fed) raised the federal funds target rate incrementally from 4.25% at the beginning of the year to 5.25% on June 30. Since June, however, the Fed left the rate unchanged, citing a slowing economy, widespread cooling in the housing market and the lagging effect of prior tightening. The Fed stated that even with lower oil prices toward period-end, inflation risks remained.

Outside the U.S., the economy continued to grow. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the global economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and global equity and commodity markets rose in the latter part of the year.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 12/31/06

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

           U.S.                                                 56.0%
           U.K.                                                  7.0%
           France                                                5.4%
           Norway                                                2.8%
           Japan                                                 2.5%
           Denmark                                               2.5%
           Germany                                               2.4%
           Sweden                                                2.1%
           Spain                                                 2.0%
           Belgium                                               1.8%
           South Korea                                           1.4%
           Italy                                                 1.1%
           Switzerland                                           1.0%
           Taiwan                                                1.0%
           Other                                                 1.9%
           Short-Term Investments & Other Net Assets             9.1%

3. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES

Based on Equity Securities as of 12/31/06

-------------------------------------------------
                                       % OF TOTAL
                                       NET ASSETS
-------------------------------------------------
Insurance                                10.7%
-------------------------------------------------
Tobacco                                   9.7%
-------------------------------------------------
Commercial Banks                          8.9%
-------------------------------------------------
Media                                     7.1%
-------------------------------------------------
Food Products                             5.2%
-------------------------------------------------
Diversified Telecommunication Services    4.9%
-------------------------------------------------
Paper & Forest Products                   3.6%
-------------------------------------------------
Diversified Financial Services            3.1%
-------------------------------------------------
Pharmaceuticals                           2.7%
-------------------------------------------------
Real Estate                               2.7%
-------------------------------------------------

U.S. equity markets performed well for the year in this environment. The blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +19.05%, and the broader S&P 500 returned +15.78%, while the technology-heavy NASDAQ Composite Index had a total return of +11.27%. 4 Non-U.S. equity markets ended 2006 on a stronger note, and all major non-U.S. regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.


6 | Annual Report

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

The Fund's performance was driven primarily by U.S. investments from a wide range of sectors. The three positions that had the largest positive impact on Fund performance during the fiscal year were investments in common stocks of Agco, News Corp. and Berkshire Hathaway.

Agco, whose stock price increased 87% during the period, is a global manufacturer and distributor of agricultural equipment. The company made progress in integrating and restructuring its operations, and its stock benefited from a strong commodity pricing environment, particularly for corn, which is used in ethanol production.

News Corp. is a global media and telecommunications company, part of a sector that enjoyed generally strong performance in 2006 following a dismal 2005. The company experienced strong earnings and cash flow growth, while benefiting from the announcement of its repurchase of Liberty Media's large ownership stake in News Corp. The company's stock appreciated 39% during the year. Other media and telecommunications investments that had a significant positive impact on Fund performance included Comcast, Verizon and Time Warner.

TOP 10 HOLDINGS
12/31/06

------------------------------------------------
COMPANY                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY              NET ASSETS
------------------------------------------------
Berkshire Hathaway Inc., A & B              3.1%
 INSURANCE, U.S.
------------------------------------------------
White Mountains Insurance Group Ltd.        3.1%
 INSURANCE, U.S.
------------------------------------------------
Weyerhaeuser Co.                            2.7%
 PAPER & FOREST PRODUCTS, U.S.
------------------------------------------------
Altria Group Inc.                           2.3%
 TOBACCO, U.S.
------------------------------------------------
Verizon Communications Inc.                 2.0%
 DIVERSIFIED TELECOMMUNICATION
 SERVICES, U.S.
------------------------------------------------
Altadis SA                                  2.0%
 TOBACCO, SPAIN
------------------------------------------------
Tyco International Ltd.                     1.9%
 INDUSTRIAL CONGLOMERATES, U.S.
------------------------------------------------
Orkla ASA                                   1.9%
 FOOD PRODUCTS, NORWAY
------------------------------------------------
Fortis                                      1.8%
 DIVERSIFIED FINANCIAL SERVICES,
 BELGIUM
------------------------------------------------
News Corp.                                  1.8%
 MEDIA, U.S.
------------------------------------------------


                                                               Annual Report | 7

Berkshire Hathaway is a holding company with substantial operations in insurance and re-insurance. The company's Class A and B shares rose 24% and 25% in 2006. In the first half of the year, following the catastrophic 2005 hurricane season, Berkshire's shares performed well as investors began to focus on the expected rise in insurance risk premiums, and the company's property insurance operations benefited from a strong pricing environment. In the year's second half, the company's stock appreciated further as the industry's returns generally improved following the benign Atlantic storm season. Berkshire Hathaway has been a long-term Fund holding and, even with the consistent growth and shareholder value created by the company, we continued to believe the company's investments and operating businesses were collectively valued at a discount to intrinsic value. Thus, we maintained a sizable investment in Berkshire Hathaway's shares.

Unfortunately, not every security in the portfolio appreciated during the Fund's fiscal year. Three positions that detracted from performance included NTL, a U.K. cable television company; Boston Scientific, a U.S. medical devices company; and The Mills Corp., a U.S. regional retail- and entertainment-oriented real estate investment trust. NTL generated lackluster operating results as it continued to restructure its NTL unit while integrating its early 2006 acquisition of cable TV operator Telewest, as well as its purchase of mobile telephone company Virgin Mobile. NTL's share price was also negatively impacted by news late in the year that the company was interested in pursuing a transaction with ITV, a U.K. media firm. By period-end, such a transaction appeared unlikely following the acquisition of an 18% position in ITV by competitor British Sky Broadcasting. For the 12-month period, NTL shares declined 6%. At period-end, we continued to view NTL as competitively well-positioned and attractively valued.

Our investment in Boston Scientific, which we initiated during the Fund's fiscal year, declined 34% in value for the time we held it during the period. The shares fell after the company won a bidding war for Guidant and its implantable cardioverter defibrillator business generated results that fell short of expectations.

Shares of The Mills Corp., which we purchased and sold during the period, dropped as the company faced accounting issues and investigations and was expected to announce a restatement of historical financial results. The company's shares fell 41% in value for the time we held them.

Finally, investors should note that we remained substantially hedged to the U.S. dollar versus European currencies, especially the euro. Since the dollar was generally weaker over the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


8 | Annual Report

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

                     /s/ Michael J. Embler

                     Michael J. Embler
[PHOTO OMITTED]      Portfolio Manager

                     /s/ Christian Correa

                     Christian Correa
[PHOTO OMITTED]      Assistant Portfolio Manager

                     Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
MICHAEL EMBLER, Chief Investment Officer for Franklin Mutual Advisers, LLC, has been portfolio manager for Mutual Beacon Fund since 2005. He also manages another fund for Franklin Mutual Advisers, and has been a member of the management team of the Mutual Series Funds since 2001. Before joining Franklin Templeton Investments in 2001, he was Managing Director and portfolio manager at Nomura Holding America, Inc.

CHRISTIAN CORREA, effective January 1, 2007, assumes assistant portfolio manager responsibilities for Mutual Beacon Fund. He has been an analyst for Franklin Mutual Advisers since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

CHARLES LAHR was an assistant portfolio manager for Mutual Beacon Fund through December 2006. Effective January 1, 2007, he assumes portfolio manager responsibilities for Mutual Discovery Fund. He has been a portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.
--------------------------------------------------------------------------------


                                                               Annual Report | 9

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: BEGRX)                          CHANGE    12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.19      $16.71      $15.52
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2836
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.1124
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.5885
--------------------------------------------------------------------------------
       TOTAL                          $1.9845
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEBIX)                          CHANGE    12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.17      $16.61      $15.44
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.2371
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.1124
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.5885
--------------------------------------------------------------------------------
       TOTAL                          $1.9380
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEBBX)                          CHANGE    12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.08      $16.17      $15.09
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.1183
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.1124
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.5885
--------------------------------------------------------------------------------
       TOTAL                          $1.8192
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEMEX)                          CHANGE    12/31/06    12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                            +$1.13      $16.46      $15.33
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.1228
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.1124
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.5885
--------------------------------------------------------------------------------
       TOTAL                          $1.8237
--------------------------------------------------------------------------------


10 | Annual Report

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS Z                             1-YEAR        5-YEAR           10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2           +20.98%       +74.29%          +210.92%
--------------------------------------------------------------------------------
Average Annual Total Return 3       +20.98%       +11.75%           +12.01%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4      $12,098       $17,429          $ 31,092
--------------------------------------------------------------------------------
CLASS A                             1-YEAR        5-YEAR           10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2           +20.65%       +71.33%          +200.41%
--------------------------------------------------------------------------------
Average Annual Total Return 3       +13.72%       +10.06%           +10.97%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4      $11,372       $16,152          $ 28,310
--------------------------------------------------------------------------------
CLASS B                             1-YEAR        5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 2           +19.86%       +65.85%          +127.58%
--------------------------------------------------------------------------------
Average Annual Total Return 3       +15.86%       +10.38%           +10.83%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4      $11,586       $16,385          $ 22,758
--------------------------------------------------------------------------------
CLASS C                             1-YEAR        5-YEAR           10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2           +19.84%       +65.82%          +181.42%
--------------------------------------------------------------------------------
Average Annual Total Return 3       +18.84%       +10.64%           +10.90%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4      $11,884       $16,582          $ 28,142
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS Z                    12/31/06
-----------------------------------
1-Year                      +20.98%
-----------------------------------
5-Year                      +11.75%
-----------------------------------
10-Year                     +12.01%
-----------------------------------

CLASS Z (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date              Mutual Beacon Fund - Class Z           S&P 500 Index 5
---------            ----------------------------           ---------------
 1/1/1997                       $10,000                        $10,000
1/31/1997                       $10,344                        $10,624
2/28/1997                       $10,567                        $10,708
3/31/1997                       $10,421                        $10,269
4/30/1997                       $10,483                        $10,881
5/31/1997                       $10,914                        $11,543
6/30/1997                       $11,230                        $12,060
7/31/1997                       $11,853                        $13,019
8/31/1997                       $11,727                        $12,290
9/30/1997                       $12,307                        $12,963
10/31/1997                      $11,915                        $12,531
11/30/1997                      $12,088                        $13,110
12/31/1997                      $12,299                        $13,335
1/31/1998                       $12,230                        $13,482
2/28/1998                       $12,892                        $14,454
3/31/1998                       $13,440                        $15,194
4/30/1998                       $13,615                        $15,347
5/31/1998                       $13,658                        $15,083
6/30/1998                       $13,562                        $15,695
7/31/1998                       $13,232                        $15,529
8/31/1998                       $11,423                        $13,286
9/30/1998                       $11,184                        $14,137
10/31/1998                      $11,849                        $15,286
11/30/1998                      $12,523                        $16,212
12/31/1998                      $12,590                        $17,146
1/31/1999                       $12,811                        $17,862
2/28/1999                       $12,667                        $17,307
3/31/1999                       $13,252                        $18,000
4/30/1999                       $14,298                        $18,697
5/31/1999                       $14,433                        $18,256
6/30/1999                       $14,829                        $19,268
7/31/1999                       $14,515                        $18,667
8/31/1999                       $13,996                        $18,575
9/30/1999                       $13,634                        $18,066
10/31/1999                      $14,016                        $19,209
11/30/1999                      $14,349                        $19,600
12/31/1999                      $14,705                        $20,753
1/31/2000                       $14,343                        $19,711
2/29/2000                       $13,940                        $19,338
3/31/2000                       $15,331                        $21,228
4/30/2000                       $15,151                        $20,590
5/31/2000                       $15,342                        $20,169
6/30/2000                       $15,163                        $20,666
7/31/2000                       $15,549                        $20,343
8/31/2000                       $16,195                        $21,606
9/30/2000                       $16,229                        $20,466
10/31/2000                      $16,502                        $20,379
11/30/2000                      $16,071                        $18,773
12/31/2000                      $16,811                        $18,865
1/31/2001                       $17,904                        $19,534
2/28/2001                       $17,804                        $17,754
3/31/2001                       $17,289                        $16,630
4/30/2001                       $18,005                        $17,922
5/31/2001                       $18,608                        $18,042
6/30/2001                       $18,751                        $17,603
7/31/2001                       $18,866                        $17,429
8/31/2001                       $18,469                        $16,339
9/30/2001                       $16,839                        $15,020
10/31/2001                      $16,826                        $15,307
11/30/2001                      $17,429                        $16,481
12/31/2001                      $17,839                        $16,625
1/31/2002                       $17,771                        $16,383
2/28/2002                       $17,880                        $16,067
3/31/2002                       $18,372                        $16,671
4/30/2002                       $18,536                        $15,661
5/31/2002                       $18,605                        $15,546
6/30/2002                       $17,319                        $14,439
7/31/2002                       $16,186                        $13,313
8/31/2002                       $16,338                        $13,401
9/30/2002                       $15,453                        $11,946
10/31/2002                      $15,661                        $12,996
11/30/2002                      $15,965                        $13,760
12/31/2002                      $15,869                        $12,952
1/31/2003                       $15,700                        $12,613
2/28/2003                       $15,350                        $12,424
3/31/2003                       $15,392                        $12,543
4/30/2003                       $16,388                        $13,577
5/31/2003                       $17,272                        $14,292
6/30/2003                       $17,573                        $14,474
7/31/2003                       $17,771                        $14,730
8/31/2003                       $18,280                        $15,016
9/30/2003                       $18,252                        $14,857
10/31/2003                      $19,001                        $15,697
11/30/2003                      $19,679                        $15,835
12/31/2003                      $20,540                        $16,665
1/31/2004                       $20,626                        $16,971
2/29/2004                       $21,325                        $17,207
3/31/2004                       $21,297                        $16,947
4/30/2004                       $20,726                        $16,682
5/31/2004                       $20,840                        $16,910
6/30/2004                       $21,191                        $17,239
7/31/2004                       $20,918                        $16,668
8/31/2004                       $21,090                        $16,735
9/30/2004                       $21,464                        $16,916
10/31/2004                      $21,751                        $17,175
11/30/2004                      $22,886                        $17,870
12/31/2004                      $23,523                        $18,477
1/31/2005                       $23,036                        $18,027
2/28/2005                       $23,760                        $18,406
3/31/2005                       $23,612                        $18,081
4/30/2005                       $23,420                        $17,738
5/31/2005                       $23,907                        $18,302
6/30/2005                       $24,210                        $18,328
7/31/2005                       $24,851                        $19,009
8/31/2005                       $24,970                        $18,836
9/30/2005                       $25,283                        $18,988
10/31/2005                      $24,568                        $18,672
11/30/2005                      $25,238                        $19,377
12/31/2005                      $25,700                        $19,384
1/31/2006                       $26,313                        $19,897
2/28/2006                       $26,644                        $19,951
3/31/2006                       $27,588                        $20,199
4/30/2006                       $27,737                        $20,470
5/31/2006                       $27,539                        $19,882
6/30/2006                       $27,431                        $19,908
7/31/2006                       $27,499                        $20,031
8/31/2006                       $28,453                        $20,507
9/30/2006                       $28,691                        $21,035
10/31/2006                      $29,781                        $21,720
11/30/2006                      $30,292                        $22,133
12/31/2006                      $31,092                        $22,443


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A                    12/31/06
-----------------------------------
1-Year                      +13.72%
-----------------------------------
5-Year                      +10.06%
-----------------------------------
10-Year                     +10.97%
-----------------------------------

CLASS A (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date                  Mutual Beacon Fund - Class A      S&P 500 Index 5
---------                ----------------------------      ---------------
 1/1/1997                           $9,424                    $10,000
1/31/1997                           $9,746                    $10,624
2/28/1997                           $9,949                    $10,708
3/31/1997                           $9,811                    $10,269
4/30/1997                           $9,869                    $10,881
5/31/1997                          $10,269                    $11,543
6/30/1997                          $10,566                    $12,060
7/31/1997                          $11,147                    $13,019
8/31/1997                          $11,029                    $12,290
9/30/1997                          $11,568                    $12,963
10/31/1997                         $11,191                    $12,531
11/30/1997                         $11,354                    $13,110
12/31/1997                         $11,549                    $13,335
1/31/1998                          $11,484                    $13,482
2/28/1998                          $12,099                    $14,454
3/31/1998                          $12,607                    $15,194
4/30/1998                          $12,771                    $15,347
5/31/1998                          $12,803                    $15,083
6/30/1998                          $12,713                    $15,695
7/31/1998                          $12,402                    $15,529
8/31/1998                          $10,701                    $13,286
9/30/1998                          $10,467                    $14,137
10/31/1998                         $11,093                    $15,286
11/30/1998                         $11,727                    $16,212
12/31/1998                         $11,783                    $17,146
1/31/1999                          $11,990                    $17,862
2/28/1999                          $11,846                    $17,307
3/31/1999                          $12,386                    $18,000
4/30/1999                          $13,358                    $18,697
5/31/1999                          $13,493                    $18,256
6/30/1999                          $13,854                    $19,268
7/31/1999                          $13,560                    $18,667
8/31/1999                          $13,064                    $18,575
9/30/1999                          $12,725                    $18,066
10/31/1999                         $13,073                    $19,209
11/30/1999                         $13,386                    $19,600
12/31/1999                         $13,714                    $20,753
1/31/2000                          $13,377                    $19,711
2/29/2000                          $12,990                    $19,338
3/31/2000                          $14,281                    $21,228
4/30/2000                          $14,112                    $20,590
5/31/2000                          $14,290                    $20,169
6/30/2000                          $14,110                    $20,666
7/31/2000                          $14,470                    $20,343
8/31/2000                          $15,064                    $21,606
9/30/2000                          $15,096                    $20,466
10/31/2000                         $15,350                    $20,379
11/30/2000                         $14,947                    $18,773
12/31/2000                         $15,620                    $18,865
1/31/2001                          $16,639                    $19,534
2/28/2001                          $16,533                    $17,754
3/31/2001                          $16,053                    $16,630
4/30/2001                          $16,709                    $17,922
5/31/2001                          $17,271                    $18,042
6/30/2001                          $17,388                    $17,603
7/31/2001                          $17,496                    $17,429
8/31/2001                          $17,113                    $16,339
9/30/2001                          $15,618                    $15,020
10/31/2001                         $15,594                    $15,307
11/30/2001                         $16,144                    $16,481
12/31/2001                         $16,523                    $16,625
1/31/2002                          $16,460                    $16,383
2/28/2002                          $16,549                    $16,067
3/31/2002                          $17,006                    $16,671
4/30/2002                          $17,158                    $15,661
5/31/2002                          $17,209                    $15,546
6/30/2002                          $16,011                    $14,439
7/31/2002                          $14,958                    $13,313
8/31/2002                          $15,099                    $13,401
9/30/2002                          $14,277                    $11,946
10/31/2002                         $14,457                    $12,996
11/30/2002                         $14,727                    $13,760
12/31/2002                         $14,638                    $12,952
1/31/2003                          $14,482                    $12,613
2/28/2003                          $14,157                    $12,424
3/31/2003                          $14,183                    $12,543
4/30/2003                          $15,105                    $13,577
5/31/2003                          $15,923                    $14,292
6/30/2003                          $16,198                    $14,474
7/31/2003                          $16,368                    $14,730
8/31/2003                          $16,826                    $15,016
9/30/2003                          $16,800                    $14,857
10/31/2003                         $17,493                    $15,697
11/30/2003                         $18,108                    $15,835
12/31/2003                         $18,880                    $16,665
1/31/2004                          $18,973                    $16,971
2/29/2004                          $19,592                    $17,207
3/31/2004                          $19,565                    $16,947
4/30/2004                          $19,025                    $16,682
5/31/2004                          $19,131                    $16,910
6/30/2004                          $19,462                    $17,239
7/31/2004                          $19,197                    $16,668
8/31/2004                          $19,343                    $16,735
9/30/2004                          $19,687                    $16,916
10/31/2004                         $19,939                    $17,175
11/30/2004                         $20,973                    $17,870
12/31/2004                         $21,549                    $18,477
1/31/2005                          $21,101                    $18,027
2/28/2005                          $21,766                    $18,406
3/31/2005                          $21,617                    $18,081
4/30/2005                          $21,427                    $17,738
5/31/2005                          $21,875                    $18,302
6/30/2005                          $22,161                    $18,328
7/31/2005                          $22,737                    $19,009
8/31/2005                          $22,833                    $18,836
9/30/2005                          $23,107                    $18,988
10/31/2005                         $22,462                    $18,672
11/30/2005                         $23,066                    $19,377
12/31/2005                         $23,465                    $19,384
1/31/2006                          $24,028                    $19,897
2/28/2006                          $24,332                    $19,951
3/31/2006                          $25,168                    $20,199
4/30/2006                          $25,304                    $20,470
5/31/2006                          $25,122                    $19,882
6/30/2006                          $25,017                    $19,908
7/31/2006                          $25,080                    $20,031
8/31/2006                          $25,939                    $20,507
9/30/2006                          $26,158                    $21,035
10/31/2006                         $27,127                    $21,720
11/30/2006                         $27,596                    $22,133
12/31/2006                         $28,310                    $22,443


12 | Annual Report

CLASS B (1/1/99-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date                Mutual Beacon Fund - Class B            S&P 500 Index 5
---------              ----------------------------            ---------------
 1/1/1999                         $10,000                         $10,000
1/31/1999                         $10,160                         $10,418
2/28/1999                         $10,031                         $10,094
3/31/1999                         $10,481                         $10,498
4/30/1999                         $11,291                         $10,905
5/31/1999                         $11,398                         $10,647
6/30/1999                         $11,693                         $11,238
7/31/1999                         $11,436                         $10,887
8/31/1999                         $11,015                         $10,834
9/30/1999                         $10,719                         $10,537
10/31/1999                        $11,007                         $11,203
11/30/1999                        $11,265                         $11,431
12/31/1999                        $11,533                         $12,104
1/31/2000                         $11,247                         $11,496
2/29/2000                         $10,918                         $11,279
3/31/2000                         $11,996                         $12,381
4/30/2000                         $11,845                         $12,009
5/31/2000                         $11,988                         $11,763
6/30/2000                         $11,840                         $12,053
7/31/2000                         $12,127                         $11,865
8/31/2000                         $12,622                         $12,601
9/30/2000                         $12,631                         $11,936
10/31/2000                        $12,846                         $11,886
11/30/2000                        $12,496                         $10,949
12/31/2000                        $13,054                         $11,003
1/31/2001                         $13,896                         $11,393
2/28/2001                         $13,806                         $10,355
3/31/2001                         $13,390                          $9,699
4/30/2001                         $13,935                         $10,453
5/31/2001                         $14,401                         $10,523
6/30/2001                         $14,487                         $10,267
7/31/2001                         $14,568                         $10,166
8/31/2001                         $14,244                          $9,530
9/30/2001                         $12,990                          $8,760
10/31/2001                        $12,959                          $8,927
11/30/2001                        $13,415                          $9,612
12/31/2001                        $13,722                          $9,696
1/31/2002                         $13,658                          $9,555
2/28/2002                         $13,722                          $9,371
3/31/2002                         $14,097                          $9,723
4/30/2002                         $14,215                          $9,134
5/31/2002                         $14,258                          $9,067
6/30/2002                         $13,253                          $8,421
7/31/2002                         $12,375                          $7,765
8/31/2002                         $12,483                          $7,816
9/30/2002                         $11,801                          $6,967
10/31/2002                        $11,942                          $7,580
11/30/2002                        $12,169                          $8,025
12/31/2002                        $12,081                          $7,554
1/31/2003                         $11,950                          $7,357
2/28/2003                         $11,677                          $7,246
3/31/2003                         $11,688                          $7,316
4/30/2003                         $12,441                          $7,919
5/31/2003                         $13,107                          $8,335
6/30/2003                         $13,320                          $8,442
7/31/2003                         $13,463                          $8,591
8/31/2003                         $13,825                          $8,758
9/30/2003                         $13,793                          $8,665
10/31/2003                        $14,353                          $9,155
11/30/2003                        $14,848                          $9,236
12/31/2003                        $15,491                          $9,720
1/31/2004                         $15,546                          $9,898
2/29/2004                         $16,052                         $10,036
3/31/2004                         $16,019                          $9,884
4/30/2004                         $15,568                          $9,729
5/31/2004                         $15,645                          $9,863
6/30/2004                         $15,903                         $10,054
7/31/2004                         $15,681                          $9,722
8/31/2004                         $15,792                          $9,761
9/30/2004                         $16,069                          $9,866
10/31/2004                        $16,268                         $10,017
11/30/2004                        $17,099                         $10,422
12/31/2004                        $17,554                         $10,777
1/31/2005                         $17,181                         $10,514
2/28/2005                         $17,712                         $10,735
3/31/2005                         $17,588                         $10,545
4/30/2005                         $17,430                         $10,345
5/31/2005                         $17,769                         $10,674
6/30/2005                         $17,985                         $10,690
7/31/2005                         $18,453                         $11,087
8/31/2005                         $18,510                         $10,986
9/30/2005                         $18,738                         $11,075
10/31/2005                        $18,190                         $10,890
11/30/2005                        $18,681                         $11,301
12/31/2005                        $18,987                         $11,306
1/31/2006                         $19,441                         $11,605
2/28/2006                         $19,667                         $11,636
3/31/2006                         $20,334                         $11,781
4/30/2006                         $20,435                         $11,939
5/31/2006                         $20,272                         $11,596
6/30/2006                         $20,185                         $11,611
7/31/2006                         $20,211                         $11,683
8/31/2006                         $20,897                         $11,960
9/30/2006                         $21,053                         $12,268
10/31/2006                        $21,829                         $12,668
11/30/2006                        $22,192                         $12,909
12/31/2006                        $22,758                         $13,090


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B                    12/31/06
-----------------------------------
1-Year                      +15.86%
-----------------------------------
5-Year                      +10.38%
-----------------------------------
Since Inception (1/1/99)    +10.83%
-----------------------------------

CLASS C (1/1/97-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

   Date                  Mutual Beacon Fund - Class C    S&P 500 Index 5
---------                ----------------------------    ---------------
 1/1/1997                          $10,000                  $10,000
1/31/1997                          $10,334                  $10,624
2/28/1997                          $10,542                  $10,708
3/31/1997                          $10,388                  $10,269
4/30/1997                          $10,450                  $10,881
5/31/1997                          $10,866                  $11,543
6/30/1997                          $11,174                  $12,060
7/31/1997                          $11,778                  $13,019
8/31/1997                          $11,652                  $12,290
9/30/1997                          $12,216                  $12,963
10/31/1997                         $11,817                  $12,531
11/30/1997                         $11,973                  $13,110
12/31/1997                         $12,168                  $13,335
1/31/1998                          $12,090                  $13,482
2/28/1998                          $12,740                  $14,454
3/31/1998                          $13,269                  $15,194
4/30/1998                          $13,425                  $15,347
5/31/1998                          $13,460                  $15,083
6/30/1998                          $13,356                  $15,695
7/31/1998                          $13,021                  $15,529
8/31/1998                          $11,232                  $13,286
9/30/1998                          $10,986                  $14,137
10/31/1998                         $11,629                  $15,286
11/30/1998                         $12,290                  $16,212
12/31/1998                         $12,339                  $17,146
1/31/1999                          $12,547                  $17,862
2/28/1999                          $12,386                  $17,307
3/31/1999                          $12,954                  $18,000
4/30/1999                          $13,966                  $18,697
5/31/1999                          $14,089                  $18,256
6/30/1999                          $14,465                  $19,268
7/31/1999                          $14,147                  $18,667
8/31/1999                          $13,627                  $18,575
9/30/1999                          $13,260                  $18,066
10/31/1999                         $13,617                  $19,209
11/30/1999                         $13,935                  $19,600
12/31/1999                         $14,269                  $20,753
1/31/2000                          $13,906                  $19,711
2/29/2000                          $13,501                  $19,338
3/31/2000                          $14,840                  $21,228
4/30/2000                          $14,653                  $20,590
5/31/2000                          $14,830                  $20,169
6/30/2000                          $14,636                  $20,666
7/31/2000                          $15,001                  $20,343
8/31/2000                          $15,610                  $21,606
9/30/2000                          $15,632                  $20,466
10/31/2000                         $15,886                  $20,379
11/30/2000                         $15,455                  $18,773
12/31/2000                         $16,154                  $18,865
1/31/2001                          $17,188                  $19,534
2/28/2001                          $17,079                  $17,754
3/31/2001                          $16,568                  $16,630
4/30/2001                          $17,237                  $17,922
5/31/2001                          $17,809                  $18,042
6/30/2001                          $17,921                  $17,603
7/31/2001                          $18,020                  $17,429
8/31/2001                          $17,623                  $16,339
9/30/2001                          $16,071                  $15,020
10/31/2001                         $16,033                  $15,307
11/30/2001                         $16,592                  $16,481
12/31/2001                         $16,971                  $16,625
1/31/2002                          $16,893                  $16,383
2/28/2002                          $16,985                  $16,067
3/31/2002                          $17,444                  $16,671
4/30/2002                          $17,588                  $15,661
5/31/2002                          $17,627                  $15,546
6/30/2002                          $16,394                  $14,439
7/31/2002                          $15,307                  $13,313
8/31/2002                          $15,440                  $13,401
9/30/2002                          $14,591                  $11,946
10/31/2002                         $14,777                  $12,996
11/30/2002                         $15,042                  $13,760
12/31/2002                         $14,936                  $12,952
1/31/2003                          $14,776                  $12,613
2/28/2003                          $14,430                  $12,424
3/31/2003                          $14,456                  $12,543
4/30/2003                          $15,389                  $13,577
5/31/2003                          $16,202                  $14,292
6/30/2003                          $16,475                  $14,474
7/31/2003                          $16,649                  $14,730
8/31/2003                          $17,105                  $15,016
9/30/2003                          $17,065                  $14,857
10/31/2003                         $17,749                  $15,697
11/30/2003                         $18,366                  $15,835
12/31/2003                         $19,154                  $16,665
1/31/2004                          $19,222                  $16,971
2/29/2004                          $19,853                  $17,207
3/31/2004                          $19,813                  $16,947
4/30/2004                          $19,262                  $16,682
5/31/2004                          $19,356                  $16,910
6/30/2004                          $19,670                  $17,239
7/31/2004                          $19,399                  $16,668
8/31/2004                          $19,535                  $16,735
9/30/2004                          $19,873                  $16,916
10/31/2004                         $20,116                  $17,175
11/30/2004                         $21,157                  $17,870
12/31/2004                         $21,719                  $18,477
1/31/2005                          $21,251                  $18,027
2/28/2005                          $21,912                  $18,406
3/31/2005                          $21,747                  $18,081
4/30/2005                          $21,554                  $17,738
5/31/2005                          $21,981                  $18,302
6/30/2005                          $22,245                  $18,328
7/31/2005                          $22,815                  $19,009
8/31/2005                          $22,898                  $18,836
9/30/2005                          $23,176                  $18,988
10/31/2005                         $22,509                  $18,672
11/30/2005                         $23,093                  $19,377
12/31/2005                         $23,483                  $19,384
1/31/2006                          $24,035                  $19,897
2/28/2006                          $24,326                  $19,951
3/31/2006                          $25,154                  $20,199
4/30/2006                          $25,277                  $20,470
5/31/2006                          $25,077                  $19,882
6/30/2006                          $24,957                  $19,908
7/31/2006                          $24,988                  $20,031
8/31/2006                          $25,839                  $20,507
9/30/2006                          $26,044                  $21,035
10/31/2006                         $27,005                  $21,720
11/30/2006                         $27,446                  $22,133
12/31/2006                         $28,142                  $22,443


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C                    12/31/06
-----------------------------------
1-Year                      +18.84%
-----------------------------------
5-Year                      +10.64%
-----------------------------------
10-Year                     +10.90%
-----------------------------------


                                                              Annual Report | 13

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Sources: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                       VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06--12/31/06
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,133.40                $4.68
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,020.82                $4.43
---------------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,131.60                $6.29
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,019.31                $5.96
---------------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,127.50                $9.92
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,015.83                $9.40
---------------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,127.60                $9.97
---------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,015.83                $9.45
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.87%; A: 1.17%; B: 1.85%; and C: 1.86%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


16 | Annual Report

Mutual Beacon Fund

FINANCIAL HIGHLIGHTS

                                                               --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                              2006          2005          2004          2003          2002
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    15.52    $    15.94    $    14.40    $    11.31    $    13.05
                                                               --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...................................         0.26          0.31          0.30          0.19          0.23

 Net realized and unrealized gains (losses) ................         2.91          1.16          1.76          3.13         (1.66)
                                                               --------------------------------------------------------------------
Total from investment operations ...........................         3.17          1.47          2.06          3.32         (1.43)
                                                               --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (0.28)        (0.30)        (0.37)        (0.23)        (0.20)

 Net realized gains ........................................        (1.70)        (1.59)        (0.15)           --         (0.11)
                                                               --------------------------------------------------------------------
Total distributions ........................................        (1.98)        (1.89)        (0.52)        (0.23)        (0.31)
                                                               --------------------------------------------------------------------
Redemption fees ............................................           -- d          -- d          -- d          --            --
                                                               --------------------------------------------------------------------
Net asset value, end of year ...............................   $    16.71    $    15.52    $    15.94    $    14.40    $    11.31
                                                               ====================================================================

Total return ...............................................        20.98%         9.25%        14.52%        29.44%       (11.05)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $3,925,029    $3,433,665    $3,359,389    $3,112,212    $2,572,002

Ratios to average net assets:

 Expenses c ................................................         0.85% e       0.89% e       0.83% e       0.86%         0.80%

 Net investment income .....................................         1.59%         1.91%         1.99%         1.48%         1.88%

Portfolio turnover rate ....................................        40.72%        35.36%        29.17%        49.61%        52.27%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         0.82% e       0.84% e       0.82% e       0.83%         0.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Mutual Beacon Fund

                                                               --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS A                                                              2006          2005          2004          2003          2002
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    15.44    $    15.87    $    14.34    $    11.27    $    13.01
                                                               --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...................................         0.21          0.26          0.25          0.14          0.19

 Net realized and unrealized gains (losses) ................         2.90          1.15          1.75          3.12         (1.66)
                                                               --------------------------------------------------------------------
Total from investment operations ...........................         3.11          1.41          2.00          3.26         (1.47)
                                                               --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (0.24)        (0.25)        (0.32)        (0.19)        (0.16)

 Net realized gains ........................................        (1.70)        (1.59)        (0.15)           --         (0.11)
                                                               --------------------------------------------------------------------
Total distributions ........................................        (1.94)        (1.84)        (0.47)        (0.19)        (0.27)
                                                               --------------------------------------------------------------------
Redemption fees ............................................           -- e          -- e          -- e          --            --
                                                               --------------------------------------------------------------------
Net asset value, end of year ...............................   $    16.61    $    15.44    $    15.87    $    14.34    $    11.27
                                                               ====================================================================

Total return c .............................................        20.65%         8.89%        14.13%        28.99%       (11.41)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $2,176,658    $1,633,022    $1,462,133    $1,301,620    $  918,983

Ratios to average net assets:

 Expenses d ................................................         1.15% f       1.22% f       1.18% f       1.21%         1.15%

 Net investment income .....................................         1.29%         1.58%         1.64%         1.13%         1.53%

Portfolio turnover rate ....................................        40.72%        35.36%        29.17%        49.61%        52.27%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         1.12% f       1.17% f       1.17% f       1.18%         1.14%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

                                                               --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS B                                                              2006          2005          2004          2003          2002
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    15.09    $    15.54    $    14.06    $    11.07    $    12.80
                                                               --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...................................         0.10          0.14          0.15          0.05          0.11

 Net realized and unrealized gains (losses) ................         2.80          1.14          1.71          3.06         (1.63)
                                                               --------------------------------------------------------------------
Total from investment operations ...........................         2.90          1.28          1.86          3.11         (1.52)
                                                               --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (0.12)        (0.14)        (0.23)        (0.12)        (0.10)

 Net realized gains ........................................        (1.70)        (1.59)        (0.15)           --         (0.11)
                                                               --------------------------------------------------------------------
Total distributions ........................................        (1.82)        (1.73)        (0.38)        (0.12)        (0.21)
                                                               --------------------------------------------------------------------
Redemption fees ............................................           -- e          -- e          -- e          --            --
                                                               --------------------------------------------------------------------
Net asset value, end of year ...............................   $    16.17    $    15.09    $    15.54    $    14.06    $    11.07
                                                               ====================================================================

Total return c .............................................        19.86%         8.17%        13.32%        28.22%       (11.96)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $  199,461    $  186,169    $  186,840    $  155,572    $  100,405

Ratios to average net assets:

 Expenses d ................................................         1.85% f       1.89% f       1.83% f       1.86%         1.80%

 Net investment income .....................................         0.59%         0.91%         0.99%         0.48%         0.88%

Portfolio turnover rate ....................................        40.72%        35.36%        29.17%        49.61%        52.27%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         1.82% f       1.84% f       1.82% f       1.83%         1.79%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Beacon Fund

                                                               --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS C                                                              2006          2005          2004          2003          2002
                                                               --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................   $    15.33    $    15.77    $    14.26    $    11.22    $    12.94
                                                               --------------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...................................         0.10          0.15          0.14          0.06          0.11

 Net realized and unrealized gains (losses) ................         2.85          1.14          1.74          3.09         (1.64)
                                                               --------------------------------------------------------------------
Total from investment operations ...........................         2.95          1.29          1.88          3.15         (1.53)
                                                               --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (0.12)        (0.14)        (0.23)        (0.11)        (0.08)

 Net realized gains ........................................        (1.70)        (1.59)        (0.14)           --         (0.11)
                                                               --------------------------------------------------------------------
Total distributions ........................................        (1.82)        (1.73)        (0.37)        (0.11)        (0.19)
                                                               --------------------------------------------------------------------
Redemption fees ............................................           -- e          -- e          -- e          --            --
                                                               --------------------------------------------------------------------
Net asset value, end of year ...............................   $    16.46    $    15.33    $    15.77    $    14.26    $    11.22
                                                               ====================================================================

Total return c .............................................        19.84%         8.12%        13.39%        28.24%       (11.99)%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................   $  825,234    $  697,400    $  658,813    $  579,825    $  443,683

Ratios to average net assets:

 Expenses d ................................................         1.85% f       1.89% f       1.83% f       1.86%         1.79%

 Net investment income .....................................         0.59%         0.91%         0.99%         0.48%         0.89%

Portfolio turnover rate ....................................        40.72%        35.36%        29.17%        49.61%        52.27%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         1.82% f       1.84% f       1.82% f       1.83%         1.78%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                              COUNTRY            CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 94.4%
        COMMON STOCKS AND OTHER EQUITY INTERESTS 89.5%
        AIRLINES 0.4%
      a ACE Aviation Holdings Inc., A ..................................       Canada               902,761        $     29,277,270
    a,b ACE Aviation Holdings Inc., A, 144A ............................       Canada                46,508               1,508,292
                                                                                                                   ----------------
                                                                                                                         30,785,562
                                                                                                                   ----------------
        AUTOMOBILES 0.3%
a,c,d,g International Automotive Components Group Brazil LLC ...........       Brazil             2,387,711               9,837,369
a,c,d,g International Automotive Components Group Japan LLC ............       Japan                326,435               2,742,345
a,c,d,g International Automotive Components Group LLC ..................     Luxembourg          10,149,082              10,149,082
                                                                                                                   ----------------
                                                                                                                         22,728,796
                                                                                                                   ----------------
        BEVERAGES 1.7%
        Brown-Forman Corp., A ..........................................   United States            308,260              20,785,972
        Brown-Forman Corp., B ..........................................   United States            362,618              24,019,816
        Carlsberg AS, A ................................................      Denmark                74,900               6,894,427
        Carlsberg AS, B ................................................      Denmark               671,304              66,664,580
                                                                                                                   ----------------
                                                                                                                        118,364,795
                                                                                                                   ----------------
        BUILDING PRODUCTS 0.3%
      a Armstrong World Industries Inc. ................................   United States            233,478               9,897,133
    a,e Armstrong World Industries Inc., Contingent Distribution .......   United States         19,836,575                 247,957
  a,d,e Owens Corning, Contingent Distribution .........................   United States         27,188,600                      --
    a,c Owens Corning Inc. .............................................   United States            347,643               9,874,799
    a,c Owens Corning Inc., options to sell (shares), exercise price
          $25.00, expiration date, 4/06/07 .............................   United States            310,123                      --
    a,c Owens Corning Inc., options to purchase (shares), exercise
          price $37.50, expiration date, 1/02/08 .......................   United States            310,123                      --
                                                                                                                   ----------------
                                                                                                                         20,019,889
                                                                                                                   ----------------
        CAPITAL MARKETS 0.5%
        Legg Mason Inc. ................................................   United States            396,900              37,725,345
                                                                                                                   ----------------
        CHEMICALS 1.1%
  a,e,q Dow Corning Corp., Contingent Distribution .....................   United States         23,723,548               9,192,875
        Koninklijke DSM NV .............................................    Netherlands             683,349              33,763,911
        Linde AG .......................................................      Germany               314,170              32,563,822
                                                                                                                   ----------------
                                                                                                                         75,520,608
                                                                                                                   ----------------
        COMMERCIAL BANKS 8.9%
        BNP Paribas SA .................................................       France               681,580              74,361,828
        Chinatrust Financial Holding Co. Ltd. ..........................       Taiwan            41,682,080              34,857,655
        Danske Bank AS .................................................      Denmark             1,454,680              64,632,989
a,c,d,f FE Capital Holdings Ltd. .......................................       Japan                 13,981              18,902,721
        Intesa Sanpaulo SpA ............................................       Italy             10,279,630              79,382,306
        MB Financial Inc. ..............................................   United States            369,950              13,913,820
        Mitsubishi UFJ Financial Group Inc. ............................       Japan                  5,528              68,266,980
  a,c,d NCB Warrant Holdings Ltd., A ...................................       Japan                 67,420               7,940,053
        Societe Generale, A ............................................       France                51,116               8,677,371
        Sumitomo Mitsui Financial Group Inc. ...........................       Japan                  3,005              30,798,505
        Svenska Handelsbanken AB, A ....................................       Sweden             2,577,705              77,881,967
        Swedbank AB, A .................................................       Sweden             1,956,390              70,960,257
        U.S. Bancorp ...................................................   United States          1,002,720              36,288,437


                                                              Annual Report | 21

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        COMMERCIAL BANKS (CONTINUED)
        Wachovia Corp. .................................................   United States            831,320        $     47,343,674
                                                                                                                   ----------------
                                                                                                                        634,208,563
                                                                                                                   ----------------
        COMMERCIAL SERVICES & SUPPLIES 0.2%
      a Comdisco Holding Co. Inc. ......................................   United States                630                   7,434
    a,e Comdisco Holding Co. Inc., Contingent Distribution .............   United States         54,914,113                      --
a,c,d,f First Chicago Bancorp ..........................................   United States          1,157,143              16,200,002
                                                                                                                   ----------------
                                                                                                                         16,207,436
                                                                                                                   ----------------
        COMPUTERS & PERIPHERALS 1.6%
a,c,d,f DecisionOne Corp. ..............................................   United States          1,142,353                 814,498
      a Dell Inc. ......................................................   United States          2,222,540              55,763,528
        International Business Machines Corp. ..........................   United States            593,820              57,689,613
                                                                                                                   ----------------
                                                                                                                        114,267,639
                                                                                                                   ----------------
        CONSUMER FINANCE 0.8%
  a,c,d Cerberus FIM Investors Auto Finance LLC ........................   United States          4,250,824               4,306,425
  a,c,d Cerberus FIM Investors Commercial Finance LLC ..................   United States            543,168                 550,273
  a,c,d Cerberus FIM Investors Commercial Mortgage LLC .................   United States            929,398                 941,555
  a,c,d Cerberus FIM Investors Insurance LLC ...........................   United States          4,427,713               4,485,627
  a,c,d Cerberus FIM Investors Rescap LLC ..............................   United States          9,391,146               9,513,982
        Takefuji Corp. .................................................       Japan                870,465              34,442,728
                                                                                                                   ----------------
                                                                                                                         54,240,590
                                                                                                                   ----------------
        CONTAINERS & PACKAGING 1.1%
        Temple-Inland Inc. .............................................   United States          1,672,900              77,003,587
                                                                                                                   ----------------
        DIVERSIFIED FINANCIAL SERVICES 3.1%
        Capital One Financial Corp. ....................................   United States             89,640               6,886,145
        Citigroup Inc. .................................................   United States          1,340,150              74,646,355
        Fortis .........................................................      Belgium             3,044,469             129,849,079
        Leucadia National Corp. ........................................   United States            338,311               9,540,370
    a,e Marconi Corp., Contingent Distribution .........................  United Kingdom         42,651,300                      --
                                                                                                                   ----------------
                                                                                                                        220,921,949
                                                                                                                   ----------------
        DIVERSIFIED TELECOMMUNICATION SERVICES 6.6%
a,c,d,g AboveNet Inc. ..................................................   United States            439,477              13,465,575
a,d,e,g AboveNet Inc., Contingent Distribution .........................   United States         61,502,000                      --
  a,c,g AboveNet Inc., options to purchase (shares), exercise
          price $20.95, expiration date, 9/09/13 .......................   United States                613                  16,582
a,c,d,g AboveNet Inc., wts., 9/08/08 ...................................   United States             14,770                 472,640
a,c,d,g AboveNet Inc., wts., 9/08/10 ...................................   United States             17,376                 500,429
        BellSouth Corp. ................................................   United States          2,522,330             118,826,966
        Chunghwa Telecom Co. Ltd., ADR .................................       Taiwan             1,703,573              33,611,495
  a,d,e Global Crossing Holdings Ltd., Contingent Distribution .........   United States         60,632,757                      --
        NTL Inc. .......................................................  United Kingdom          3,991,350             100,741,674
        Sprint Nextel Corp. ............................................   United States          3,170,490              59,890,556
        Verizon Communications Inc. ....................................   United States          3,809,062             141,849,469
                                                                                                                   ----------------
                                                                                                                        469,375,386
                                                                                                                   ----------------


22 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        ELECTRIC UTILITIES 1.7%
        Constellation Energy Group .....................................   United States            934,100        $     64,331,467
        E.ON AG ........................................................      Germany               441,388              60,182,352
                                                                                                                   ----------------
                                                                                                                        124,513,819
                                                                                                                   ----------------
        ELECTRICAL EQUIPMENT 0.2%
        American Power Conversion Corp. ................................   United States            534,600              16,353,414
                                                                                                                   ----------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS 0.1%
        Symbol Technologies Inc. .......................................   United States            276,200               4,126,428
                                                                                                                   ----------------
        ENERGY EQUIPMENT & SERVICES 0.5%
      a Basic Energy Services Inc. .....................................   United States             14,473                 356,758
      a Seadrill Ltd. ..................................................      Bermuda             2,283,800              38,548,006
                                                                                                                   ----------------
                                                                                                                         38,904,764
                                                                                                                   ----------------
        FOOD & STAPLES RETAILING 0.9%
        Carrefour SA ...................................................       France             1,036,811              62,875,427
                                                                                                                   ----------------
        FOOD PRODUCTS 5.7%
        Cadbury Schweppes PLC ..........................................   United Kingdom         4,497,511              48,134,080
      f Farmer Brothers Co .............................................   United States          1,033,896              22,073,680
        Groupe Danone ..................................................       France               466,490              70,692,703
        Nestle SA ......................................................    Switzerland             198,235              70,440,897
      g Orkla ASA ......................................................       Norway             2,332,900             132,066,473
      a Pan Fish ASA ...................................................       Norway            72,384,735              66,167,328
                                                                                                                   ----------------
                                                                                                                        409,575,161
                                                                                                                   ----------------
        HEALTH CARE EQUIPMENT & SUPPLIES 2.1%
      h Bausch & Lomb Inc. .............................................   United States            637,690              33,198,141
      a Boston Scientific Corp. ........................................   United States          2,901,870              49,854,127
        The Cooper Cos. Inc. ...........................................   United States            357,930              15,927,885
        Hillenbrand Industries Inc. ....................................   United States            889,128              50,618,057
                                                                                                                   ----------------
                                                                                                                        149,598,210
                                                                                                                   ----------------
        HEALTH CARE PROVIDERS & SERVICES 1.7%
        Aetna Inc. .....................................................   United States            451,300              19,487,134
        Caremark Rx Inc. ...............................................   United States            561,600              32,072,976
      a Express Scripts Inc. ...........................................   United States            405,000              28,998,000
a,c,d,g Kindred Healthcare Inc. ........................................   United States          1,639,289              39,322,445
a,c,d,g Kindred Healthcare Inc., options to purchase (shares):
          exercise price $23.75, expiration date, 7/17/11 ..............   United States              4,380                   1,040
          exercise price $26.00, expiration date, 1/01/12 ..............   United States              1,314                      --
          exercise price $9.07, expiration date, 1/01/13 ...............   United States                982                  14,644
          exercise price $25.99, expiration date, 1/01/14 ..............   United States                650                      --
          exercise price $27.90, expiration date, 1/10/15 ..............   United States                271                      --
                                                                                                                   ----------------
                                                                                                                        119,896,239
                                                                                                                   ----------------
        HOTELS RESTAURANTS & LEISURE 0.2%
      a Trump Entertainment Resorts Inc. ...............................   United States            895,133              16,327,226
                                                                                                                   ----------------


                                                              Annual Report | 23

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        INDUSTRIAL CONGLOMERATES 2.5%
        Siemens AG .....................................................      Germany               365,000        $     36,425,458
        Tyco International Ltd. ........................................   United States          4,540,860             138,042,144
                                                                                                                   ----------------
                                                                                                                        174,467,602
                                                                                                                   ----------------
        INSURANCE 10.7%
      a Alleghany Corp. ................................................   United States            166,286              60,461,590
      a Berkshire Hathaway Inc., A .....................................   United States                741              81,502,590
      a Berkshire Hathaway Inc., B .....................................   United States             38,925             142,699,050
        Hartford Financial Services Group Inc. .........................   United States            538,210              50,220,375
        Montpelier Re Holdings Ltd. ....................................      Bermuda               388,350               7,227,194
        Old Republic International Corp. ...............................   United States          2,217,426              51,621,677
  a,c,d Olympus Re Holdings Ltd. .......................................      Bermuda               106,700                 106,700
        Prudential Financial Inc. ......................................   United States            541,900              46,527,534
        The St. Paul Travelers Cos. Inc. ...............................   United States            686,210              36,842,615
    c,d Symetra Financial ..............................................   United States            511,600              60,476,236
        White Mountains Insurance Group Ltd. ...........................   United States            383,221             222,049,744
                                                                                                                   ----------------
                                                                                                                        759,735,305
                                                                                                                   ----------------
        LEISURE EQUIPMENT & PRODUCTS 1.0%
        Mattel Inc. ....................................................   United States          3,010,472              68,217,296
                                                                                                                   ----------------
        MACHINERY 1.2%
      a AGCO Corp. .....................................................   United States          2,695,850              83,409,599
                                                                                                                   ----------------
        MARINE 0.5%
        A P Moller - Maersk A/S ........................................      Denmark                 3,885              36,586,065
                                                                                                                   ----------------
        MEDIA 7.1%
      a Cablevision Systems Corp., A ...................................   United States            857,200              24,413,056
        Clear Channel Communications Inc. ..............................   United States          2,044,720              72,669,349
      a Comcast Corp., A ...............................................   United States          1,180,490              49,438,921
      a Liberty Media Holding Corp.-Capital, A .........................   United States            347,868              34,084,107
        News Corp., A ..................................................   United States          5,881,090             126,325,813
        Sun-Times Media Group Inc., A ..................................   United States            985,458               4,838,599
        Time Warner Inc. ...............................................   United States          3,438,900              74,899,242
    a,d TVMAX Holdings Inc. ............................................   United States            133,855                 133,855
      a Viacom Inc., B .................................................   United States          1,775,450              72,846,713
        Washington Post Co., B .........................................   United States             65,625              48,930,000
                                                                                                                   ----------------
                                                                                                                        508,579,655
                                                                                                                   ----------------
        METALS & MINING 0.9%
c,d,f,g Esmark Inc. ....................................................   United States              7,869               6,479,256
        Mittal Steel Co. NV ............................................    Netherlands             160,379               6,768,314
        Phelps Dodge Corp. .............................................   United States            287,600              34,431,472
a,c,d,f PMG LLC ........................................................   United States             31,748              19,334,692
                                                                                                                   ----------------
                                                                                                                         67,013,734
                                                                                                                   ----------------
        MULTI-UTILITIES & UNREGULATED POWER 1.7%
        NorthWestern Corp. .............................................   United States            391,751              13,860,150
    a,e NorthWestern Corp., Contingent Distribution ....................   United States         11,863,900               1,239,714
      a NorthWestern Corp., wts., 11/01/07 .............................   United States             21,154                 240,944


24 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        MULTI-UTILITIES & UNREGULATED POWER (CONTINUED)
        RWE AG .........................................................      Germany               380,190        $     41,886,052
        Suez SA ........................................................       France             1,228,805              63,634,354
                                                                                                                   ----------------
                                                                                                                        120,861,214
                                                                                                                   ----------------
        OIL, GAS & CONSUMABLE FUELS 0.2%
a,c,d,f Anchor Resources LLC ...........................................   United States             69,184                      --
        Royal Dutch Shell PLC, A .......................................   United Kingdom           400,000              14,108,694
                                                                                                                   ----------------
                                                                                                                         14,108,694
                                                                                                                   ----------------
        PAPER & FOREST PRODUCTS 3.6%
        International Paper Co .........................................   United States          1,930,820              65,840,962
        Weyerhaeuser Co ................................................   United States          2,709,391             191,418,474
                                                                                                                   ----------------
                                                                                                                        257,259,436
                                                                                                                   ----------------
        PHARMACEUTICALS 2.7%
        Pfizer Inc. ....................................................   United States          3,928,130             101,738,567
        Sanofi-Aventis .................................................       France               781,390              72,151,594
        Valeant Pharmaceuticals International ..........................   United States            997,800              17,202,072
                                                                                                                   ----------------
                                                                                                                        191,092,233
                                                                                                                   ----------------
        REAL ESTATE 2.7%
      a Alexander's Inc. ...............................................   United States             38,800              16,282,420
      d Canary Wharf Group PLC .........................................   United Kingdom        10,069,634              68,625,133
       iStar Financial Inc. ............................................   United States            787,288              37,648,112
        Reckson Associates Realty Corp. ................................   United States            162,800               7,423,680
        The St. Joe Co .................................................   United States            695,598              37,263,185
        Ventas Inc. ....................................................   United States            608,900              25,768,648
                                                                                                                   ----------------
                                                                                                                        193,011,178
                                                                                                                   ----------------
        ROAD & RAIL 1.6%
  c,d,f Florida East Coast Industries Inc. .............................   United States          1,967,636             111,407,550
                                                                                                                   ----------------
        SOFTWARE 1.0%
        Microsoft Corp. ................................................   United States          2,372,280              70,836,281
                                                                                                                   ----------------
        SPECIALTY RETAIL 0.1%
        The Home Depot Inc. ............................................   United States            249,608              10,024,257
                                                                                                                   ----------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        Christian Dior SA ..............................................       France                72,087               7,684,044
                                                                                                                   ----------------
        THRIFTS & MORTGAGE FINANCE 2.5%
        Hudson City Bancorp Inc. .......................................   United States          3,854,980              53,507,122
        Sovereign Bancorp Inc. .........................................   United States          2,146,830              54,508,014
        Washington Mutual Inc. .........................................   United States          1,524,900              69,367,701
                                                                                                                   ----------------
                                                                                                                        177,382,837
                                                                                                                   ----------------
        TOBACCO 9.7%
        Altadis SA .....................................................        Spain             2,658,610             139,151,594
      i Altria Group Inc. ..............................................   United States          1,902,149             163,242,427
        British American Tobacco PLC ...................................   United Kingdom         3,659,976             102,423,765
        British American Tobacco PLC, ADR ..............................   United Kingdom            40,400               2,289,064
        Imperial Tobacco Group PLC .....................................   United Kingdom         2,532,443              99,684,127


                                                              Annual Report | 25

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              SHARES/WARRANTS/
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
        TOBACCO (CONTINUED)
        Japan Tobacco Inc. .............................................       Japan                  3,780        $     18,259,335
        KT&G Corp. .....................................................    South Korea           1,625,350              98,744,382
      i Reynolds American Inc. .........................................   United States          1,054,904              69,064,565
                                                                                                                   ----------------
                                                                                                                        692,859,259
                                                                                                                   ----------------

        TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
          (COST $4,399,610,785)                                                                                       6,378,077,072
                                                                                                                   ----------------
        PREFERRED STOCKS 0.4%
        DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% j
      c PTV Inc., 10.00%, pfd., A ......................................   United Kingdom           114,246                 428,423
                                                                                                                   ----------------
        METALS & MINING 0.4%
c,d,f,g Esmark Inc., 8.00%, cvt. pfd., A ...............................   United States             28,644              27,698,748
                                                                                                                   ----------------
        TOTAL PREFERRED STOCKS (COST $28,986,738) ......................                                                 28,127,171
                                                                                                                   ----------------

                                                                                              ------------------
                                                                                              PRINCIPAL AMOUNT k
                                                                                              ------------------
        CORPORATE BONDS & NOTES 1.6%
      b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35 .........       Canada             1,993,000 CAD           1,716,691
    c,d Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13 ......   United States         12,683,413              12,683,413
    c,d Cerberus FIM Investors Commercial Finance LLC,
          12.00%, 11/22/13 .............................................   United States          1,629,506               1,629,506
    c,d Cerberus FIM Investors Commercial Mortgage LLC,
          12.00%, 11/22/13 .............................................   United States          2,788,196               2,788,196
    c,d Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 .........   United States         13,283,138              13,283,138
    c,d Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 ............   United States         28,173,439              28,173,439
  c,d,f DecisionOne Corp., 12.00%, 4/15/10 .............................   United States          1,329,650               1,329,650
    d,m Motor Coach Industries International Inc., FRN, 18.37%,
          12/01/08 .....................................................   United States         30,503,962              31,266,561
        Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ...............   United States         17,380,260              17,380,260
      d TVMAX Holdings Inc., PIK,
          11.50%, 1/30/07 ..............................................   United States            257,109                 257,109
          14.00%, 1/30/07 ..............................................   United States            744,982                 744,982
                                                                                                                   ----------------
        TOTAL CORPORATE BONDS & NOTES (COST $111,991,507)                                                               111,252,945
                                                                                                                   ----------------
        CORPORATE BONDS & NOTES IN REORGANIZATION 2.3%
      l Adelphia Communications Corp.,
          9.25%, 10/01/02 ..............................................   United States          3,244,000               2,968,260
          8.125%, 7/15/03 ..............................................   United States            825,000                 761,063
          7.50%, 1/15/04 ...............................................   United States          2,160,000               1,992,600
          10.50%, 7/15/04 ..............................................   United States          3,375,000               3,155,625
          9.875%, 3/01/05 ..............................................   United States          1,304,000               1,202,940
          10.25%, 11/01/06 .............................................   United States          5,565,000               5,078,062
          9.875%, 3/01/07 ..............................................   United States            493,000                 454,793
          8.375%, 2/01/08 ..............................................   United States          4,959,000               4,574,677
          7.75%, 1/15/09 ...............................................   United States         10,231,000               9,438,097
          7.875%, 5/01/09 ..............................................   United States          4,398,000               3,991,185
          9.375%, 11/15/09 .............................................   United States          4,390,000               4,181,475
          senior note, 10.875%, 10/01/10 ...............................   United States          4,080,000               3,763,800


26 | Annual Report

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             COUNTRY         PRINCIPAL AMOUNT k         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
      l Adelphia Communications Corp., (continued)
          senior note, 10.25%, 6/15/11 .................................   United States          4,305,000        $      4,111,275
      l Century Communications Corp.,
          8.875%, 1/15/07 ..............................................   United States            266,000                 320,530
          8.75%, 10/01/07 ..............................................   United States          2,620,000               3,071,950
          8.375%, 12/15/07 .............................................   United States            500,000                 602,500
        senior note, 9.50%, 3/01/05 ....................................   United States            773,000                 939,195
          Series B, zero cpn., senior disc. note, 1/15/08 ..............   United States          4,386,000               3,059,235
          zero cpn., 3/15/03 ...........................................   United States          8,441,000               9,010,767
    l,m Collins & Aikman Products Co.,
          Revolver, FRN, 11.50%, 8/31/09 ...............................   United States            448,837                 255,837
          Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ...................   United States          1,061,996                 605,338
      l Dana Corp.,
          6.50%, 3/01/09 ...............................................   United States            246,000                 185,730
          5.85%, 1/15/15 ...............................................   United States         11,335,000               8,161,200
          7.00%, 3/01/29 ...............................................   United States          2,425,000               1,794,500
      l Eurotunnel PLC,
          Participating Loan Note, 1.00%, 4/30/40 ......................   United Kingdom           858,000 GBP             352,855
        m S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26 ......   United Kingdom           290,000 GBP             204,452
        m Tier 2, FRN, 5.959%, 12/31/18 ................................   United Kingdom         7,592,095 GBP          14,886,563
        m Tier 3, FRN, 5.895%, 12/31/25 ................................   United Kingdom        28,404,485 GBP          48,672,679
      l Eurotunnel SA,
        m S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26 .......       France                 6,000 EUR               2,851
        m S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26 .......       France               123,000 EUR              58,452
          Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
           12/15/12 ....................................................       France               605,300 EUR             809,014
        m Tier 2 (LIBOR), FRN, 4.305%, 12/31/18 ........................       France             1,880,987 EUR           2,486,100
        m Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 ........................       France               832,034 EUR           1,099,700
        m Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 ........................       France            20,347,101 EUR          23,501,791
        m Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 ........................       France             1,048,320 EUR           1,210,855
      l Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ........   United States             50,000                      50
                                                                                                                   ----------------
        TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
          (COST $119,452,686)                                                                                           166,965,996
                                                                                                                   ----------------
        GOVERNMENT AGENCIES (COST $42,000,000) 0.6%
      i Federal Home Loan Bank, 2.26% - 5.48%, 1/26/07 - 2/28/08 .......   United States         42,000,000              41,840,971
                                                                                                                   ----------------
        TOTAL LONG TERM INVESTMENTS (COST $4,702,041,716)                                                             6,726,264,155
                                                                                                                   ----------------
        SHORT TERM INVESTMENTS (COST 330,441,771) 4.6%
        U.S. GOVERNMENT AND AGENCY SECURITIES 4.6%
    i,n Federal Home Loan Bank, 1/02/07 - 9/28/07 ......................   United States        332,441,000             330,580,354
                                                                                                                   ----------------
        TOTAL INVESTMENTS (COST $5,032,483,487) 99.0% ..................                                              7,056,844,509
        OPTIONS WRITTEN 0.0% j .........................................                                                    (33,920)
        SECURITIES SOLD SHORT (3.5)% ...................................                                               (251,532,278)
        NET UNREALIZED LOSS ON FORWARD EXCHANGE
          CONTRACTS (0.2)% .............................................                                                (15,747,943)
        OTHER ASSETS, LESS LIABILITIES 4.7% ............................                                                336,852,176
                                                                                                                   ----------------
        NET ASSETS 100.0% ..............................................                                           $  7,126,382,544
                                                                                                                   ================


                                                              Annual Report | 27

Mutual Beacon Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             COUNTRY             CONTRACTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
      o OPTIONS WRITTEN 0.0% j
        HEALTH CARE EQUIPMENT & SUPPLIES 0.0% j
        Bausch & Lomb Inc., Feb. 55 Calls, 2/17/07 .....................   United States                174        $         22,620
        Bausch & Lomb Inc., Jan. 55 Calls, 1/20/07 .....................   United States                452                  11,300
                                                                                                                   ----------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $70,335)                                                                    33,920
                                                                                                                   ----------------

                                                                                             -------------------
                                                                                                   SHARES
                                                                                             -------------------
      p SECURITIES SOLD SHORT 3.5%
        DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
        AT&T Inc. ......................................................   United States          3,341,193        $    119,447,650
                                                                                                                   ----------------
        ELECTRIC UTILITIES 0.4%
        FPL Group Inc. .................................................   United States            534,675              29,097,013
        Iberdrola SA, Br ...............................................       Spain                  7,340                 320,905
                                                                                                                   ----------------
                                                                                                                         29,417,918
                                                                                                                   ----------------
        FOOD & STAPLES RETAILING 0.3%
        CVS Corp. ......................................................   United States            704,003              21,760,732
                                                                                                                   ----------------
        FOOD PRODUCTS 0.5%
        Kraft Foods Inc., A ............................................   United States            901,987              32,200,936
                                                                                                                   ----------------
        HEALTH CARE PROVIDERS & SERVICES 0.4%
      a Medco Health Solutions Inc. ....................................   United States            526,370              28,129,213
                                                                                                                   ----------------
        METALS & MINING 0.1%
        Freeport-McMoRan Copper & Gold Inc., B .........................   United States            192,700              10,739,171
                                                                                                                   ----------------
        REAL ESTATE 0.0% j
        SL Green Realty Corp. ..........................................   United States             16,910               2,245,310
                                                                                                                   ----------------
        TEXTILES, APPAREL & LUXURY GOODS 0.1%
        LVMH Moet Hennessy Louis Vuitton ...............................      France                 71,930               7,591,348
                                                                                                                   ----------------
        TOTAL SECURITIES SOLD SHORT (PROCEEDS $229,860,495) ............                                           $    251,532,278
                                                                                                                   ================


28 | Annual Report

Mutual Beacon Fund

SELECTED CURRENCY ABBREVIATIONS

CAD    -  Canadian Dollar
EUR    -  Euro
GBP    -  British Pound

SELECTED PORTFOLIO ABBREVIATIONS

ADR    - American Depository Receipt
FRN    - Floating Rate Note
LIBOR  - London InterBank Offered Rate
PIBOR  - Paris InterBank Offered Rate
PIK    - Payment In Kind

a     Non-income producing during the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the aggregate value of these securities was $3,224,983, representing 0.05% of net assets.

c     See Note 11 regarding restricted securities.

d Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $526,578,869, representing 7.39% of net assets.

e Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

f     See Note 12 regarding holdings of 5% voting securities.

g     See Note 13 regarding other considerations -- security board member.

h A portion or all of the security is held in connection with written option contracts open at year end.

i See Note 1(f) regarding securities segregated with broker for securities sold short.

j     Rounds to less than 0.1% of net assets.

k     The principal amount is stated in U.S. dollars unless otherwise indicated.

l     See Note 10 regarding defaulted securities.

m     The coupon rate shown represents the rate at period end.

n     The security is traded on a discount basis with no stated coupon rate.

o     See Note 1(e) regarding written options.

p     See Note 1(f) regarding securities sold short.

q See Note 13 regarding other considerations -- credit committee participation.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 29

Mutual Beacon Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................................   $   4,910,741,437
  Cost - Controlled affiliated issuers (Note 12) ...................................           2,222,378
  Cost - Non-controlled affiliated issuers (Note 12) ...............................         119,519,672
                                                                                       -----------------
  Total cost of investments ........................................................   $   5,032,483,487
                                                                                       -----------------
  Value - Unaffiliated issuers (includes securities segregated
   with broker for securities sold short in the amount of $150,739,326) ............   $   6,832,603,712
  Value - Controlled affiliated issuers (Note 12) ..................................          19,334,692
  Value - Non-controlled affiliated issuers (Note 12) ..............................         204,906,105
                                                                                       -----------------
  Total value of investments .......................................................       7,056,844,509
 Cash ..............................................................................             371,326
 Cash on deposit with brokers for securities sold short ............................         263,364,331
 Foreign currency, at value (cost $50,654,705) .....................................          50,828,885
 Receivables:
  Investment securities sold .......................................................          42,626,055
  Capital shares sold ..............................................................          11,171,306
  Dividends and interest ...........................................................           7,983,787
  Other ............................................................................           1,227,951
 Unrealized gain on forward exchange contracts (Note 8) ............................          11,291,795
 Due from broker - synthetic equity swaps (Note 7) .................................               2,009
                                                                                       -----------------
     Total assets ..................................................................       7,445,711,954
                                                                                       -----------------
Liabilities:
 Payables:
   Investment securities purchased .................................................          23,146,533
   Capital shares redeemed .........................................................           9,274,553
   Affiliates ......................................................................           7,449,165
  Options written, at value (premiums received $70,335) ............................              33,920
  Securities sold short, at value (proceeds $229,860,495) ..........................         251,532,278
  Unrealized loss on forward exchange contracts (Note 8) ...........................          27,039,738
  Accrued expenses and other liabilities ...........................................             853,223
                                                                                       -----------------
      Total liabilities ............................................................         319,329,410
                                                                                       -----------------
        Net assets, at value .......................................................   $   7,126,382,544
                                                                                       =================
Net assets consist of:
 Paid-in capital ...................................................................   $   5,083,765,118
 Undistributed net investment income ...............................................             955,331
 Net unrealized appreciation (depreciation) ........................................       1,987,229,608
 Accumulated net realized gain (loss) ..............................................          54,432,487
                                                                                       -----------------
       Net assets, at value ........................................................   $   7,126,382,544
                                                                                       =================


30 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
 Net assets, at value ..............................................................   $   3,925,029,438
                                                                                       =================
 Shares outstanding ................................................................         234,938,498
                                                                                       =================
 Net asset value and maximum offering price per share a ............................   $           16.71
                                                                                       =================
CLASS A:
 Net assets, at value ..............................................................   $   2,176,658,349
                                                                                       =================
 Shares outstanding ................................................................         131,063,346
                                                                                       =================
 Net asset value per share a .......................................................   $           16.61
                                                                                       =================
 Maximum offering price per share (net asset value per share / 94.25%) .............   $           17.62
                                                                                       =================
CLASS B:
 Net assets, at value ..............................................................   $     199,460,632
                                                                                       =================
 Shares outstanding ................................................................          12,331,775
                                                                                       =================
 Net asset value and maximum offering price per share a ............................   $           16.17
                                                                                       =================
CLASS C:
 Net assets, at value ..............................................................   $     825,234,125
                                                                                       =================
 Shares outstanding ................................................................          50,144,205
                                                                                       =================
 Net asset value and maximum offering price per share a ............................   $           16.46
                                                                                       =================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 31

Mutual Beacon Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
 Dividends (net of foreign taxes of $6,433,913)
  Unaffiliated issuers .............................................................   $     125,314,182
  Non-controlled affiliated issuers (Note 12) ......................................           3,995,513
 Interest Income (net of foreign taxes of $157)
  Unaffiliated issuers .............................................................          25,268,001
  Non-controlled affiliated issuers (Note 12) ......................................             152,477
 Income from securities loaned - net ...............................................           1,286,473
 Other income (Note 14) ............................................................             508,191
                                                                                       -----------------
      Total investment income ......................................................         156,524,837
                                                                                       -----------------
Expenses:
 Management fees (Note 3a) .........................................................          37,944,785
 Administrative fees (Note 3b) .....................................................           4,887,851
 Distribution fees (Note 3c)
  Class A ..........................................................................           5,548,687
  Class B ..........................................................................           1,893,357
  Class C ..........................................................................           7,430,657
 Transfer agent fees (Note 3e) .....................................................           5,793,649
 Custodian fees (Note 4) ...........................................................             816,441
 Reports to shareholders ...........................................................             451,238
 Registration and filing fees ......................................................             304,424
 Professional fees .................................................................           1,804,235
 Directors' fees and expenses ......................................................             139,045
 Dividends on securities sold short ................................................           2,384,017
 Other .............................................................................             170,387
                                                                                       -----------------
      Total expenses ...............................................................          69,568,773
      Expense reductions (Note 4) ..................................................             (18,019)
                                                                                       -----------------
        Net expenses ...............................................................          69,550,754
                                                                                       -----------------
         Net investment income .....................................................          86,974,083
                                                                                       -----------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ............................................................         660,608,982
   Non-controlled affiliated issuers (Note 12) .....................................          (1,447,734)
   Controlled affiliated issuers (Note 12) .........................................           2,346,866
  Written options ..................................................................           1,010,376
  Foreign currency transactions ....................................................         (66,577,168)
  Securities sold short ............................................................          (5,234,030)
  Synthetic equity swaps ...........................................................           2,848,638
                                                                                       -----------------
       Net realized gain (loss) ....................................................         593,555,930
                                                                                       -----------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ......................................................................         587,754,824
  Translation of assets and liabilities denominated in foreign currencies ..........         (49,620,472)
                                                                                       -----------------
      Net change in unrealized appreciation (depreciation) .........................         538,134,352
                                                                                       -----------------
 Net realized and unrealized gain (loss) ...........................................       1,131,690,282
                                                                                       -----------------
 Net increase (decrease) in net assets resulting from operations ...................   $   1,218,664,365
                                                                                       =================


32 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Beacon Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       --------------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       --------------------------------------
                                                                                             2006                 2005
                                                                                       --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................   $      86,974,083    $      96,021,200
  Net realized gain (loss) from investments, written options, securities
   sold short, foreign currency transactions, and synthetic equity swaps ...........         593,555,930          625,478,594
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies .........         538,134,352         (221,336,916)
                                                                                       --------------------------------------
      Net increase (decrease) in net assets resulting from operations ..............       1,218,664,365          500,162,878
                                                                                       ======================================
 Distributions to shareholders from:
  Net investment income:
   Class Z .........................................................................         (61,295,783)         (60,342,727)
   Class A .........................................................................         (28,014,668)         (23,520,169)
   Class B .........................................................................          (1,358,698)          (1,530,106)
   Class C .........................................................................          (5,635,292)          (5,682,282)
  Net realized gains:
   Class Z .........................................................................        (367,390,486)        (321,411,244)
   Class A .........................................................................        (199,838,408)        (152,696,307)
   Class B .........................................................................         (19,518,901)         (18,000,266)
   Class C .........................................................................         (78,148,401)         (66,098,869)
                                                                                       --------------------------------------
 Total distributions to shareholders ...............................................        (761,200,637)        (649,281,970)
                                                                                       --------------------------------------
 Capital share transactions: (Note 2)
   Class Z .........................................................................         223,773,762          155,432,764
   Class A .........................................................................         419,501,161          215,432,427
   Class B .........................................................................            (303,929)           4,237,354
   Class C .........................................................................          75,680,025           57,084,985
                                                                                       --------------------------------------
 Total capital share transactions ..................................................         718,651,019          432,187,530
                                                                                       --------------------------------------

 Redemption fees ...................................................................              11,990               11,659
                                                                                       --------------------------------------
      Net increase (decrease) in net assets ........................................       1,176,126,737          283,080,097
Net assets
 Beginning of year .................................................................       5,950,255,807        5,667,175,710
                                                                                       --------------------------------------
 End of year .......................................................................   $   7,126,382,544    $   5,950,255,807
                                                                                       ======================================
Undistributed net investment income included in net assets:
 End of year .......................................................................   $         955,331    $       4,564,461
                                                                                       ======================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Beacon Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Beacon Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the- counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


34 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                                                              Annual Report | 35

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


36 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. At December 31, 2006, the Fund had no securities on loan.


                                                              Annual Report | 37

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Funds may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


38 | Annual Report

Mutual Beacon Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 1.55 billion shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                                ----------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             2006                                   2005
                                                ----------------------------------------------------------------------
                                                   SHARES           AMOUNT             SHARES             AMOUNT
                                                ----------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ................................      8,978,063    $  149,701,821          9,627,199    $     157,823,087
 Shares issued in reinvestment of
  distributions .............................     24,275,024       398,131,632         22,556,761          353,149,844
 Shares redeemed ............................    (19,597,258)     (324,059,691)       (21,717,045)        (355,540,167)
                                                ----------------------------------------------------------------------
 Net increase (decrease) ....................     13,655,829    $  223,773,762         10,466,915    $     155,432,764
                                                ======================================================================
CLASS A SHARES:
 Shares sold ................................     30,066,396    $  499,708,886         20,638,795    $     336,110,441
 Shares issued in reinvestment of
  distributions .............................     13,328,007       217,422,834         10,784,005          167,935,388
 Shares redeemed ............................    (18,083,631)     (297,630,559)       (17,798,261)        (288,613,402)
                                                ----------------------------------------------------------------------
 Net increase (decrease) ....................     25,310,772    $  419,501,161         13,624,539    $     215,432,427
                                                ======================================================================
CLASS B SHARES:
 Shares sold ................................        300,376    $    4,821,000            441,856    $       6,909,193
 Shares issued in reinvestment of
  distributions .............................      1,200,866        19,045,401          1,187,718           18,082,957
 Shares redeemed ............................     (1,510,592)      (24,170,330)        (1,309,590)         (20,754,796)
                                                ----------------------------------------------------------------------
 Net increase (decrease) ....................         (9,350)   $     (303,929)           319,984    $       4,237,354
                                                ======================================================================


                                                              Annual Report | 39

Mutual Beacon Fund

2. CAPITAL STOCK (CONTINUED)

                                                ----------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                             2006                                   2005
                                                ----------------------------------------------------------------------
                                                   SHARES           AMOUNT              SHARES            AMOUNT
                                                ----------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ................................      6,123,512    $  100,268,679          5,683,466    $      91,278,462
 Shares issued in reinvestment of
  distributions .............................      4,646,095        74,988,754          4,219,758           65,245,399
 Shares redeemed ............................     (6,132,053)      (99,577,408)        (6,181,561)         (99,438,876)
                                                ----------------------------------------------------------------------
 Net increase (decrease) ....................      4,637,554    $   75,680,025          3,721,663    $      57,084,985
                                                ======================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------
      0.600%          Up to and including $5 billion
      0.570%          Over $5 billion, up to and including $7 billion
      0.550%          Over $7 billion, up to and including $10 billion
      0.540%          In excess of $10 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
      0.150%          Up to and including $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          In excess of $1.2 billion


40 | Annual Report

Mutual Beacon Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .................................................    0.35%
Class B .................................................    1.00%
Class C .................................................    1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
 unaffiliated broker/dealers .......................   $1,373,485
Contingent deferred sales charges retained .........   $  233,094

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $5,793,649, of which, $3,686,647 was retained by Investor Services:

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 41

Mutual Beacon Fund

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                       -------------------------------
                                           2006             2005
                                       -------------------------------
Distributions paid from:
 Ordinary income ...................   $ 140,317,569   $   127,255,911
 Long term capital gain ............     620,883,068       522,026,059
                                       -------------------------------
                                       $ 761,200,637   $   649,281,970
                                       ===============================

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ................................   $ 5,051,431,285
                                                       ===============

Unrealized appreciation ............................   $ 2,090,926,941
Unrealized depreciation ............................       (85,513,717)
                                                       ---------------
Net unrealized appreciation (depreciation) .........   $ 2,005,413,224
                                                       ===============

Undistributed ordinary income ......................   $     7,180,348
Undistributed long term capital gains ..............        55,430,223
                                                       ---------------
Distributable earnings .............................   $    62,610,571
                                                       ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2006, aggregated $2,575,378,544 and $2,510,412,371, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:

                                              ------------------------
                                              NUMBER OF     PREMIUMS
                                              CONTRACTS     RECEIVED
                                              ------------------------
Options outstanding at December 31, 2005 ..         300    $    25,199
Options written ...........................      15,517      2,322,812
Options expired ...........................      (7,396)      (813,264)
Options exercised .........................      (5,554)    (1,202,895)
Options closed ............................      (2,241)      (261,517)
                                              ------------------------
Options outstanding at December 31, 2006 ..         626    $    70,335
                                              ========================


42 | Annual Report

Mutual Beacon Fund

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swaps outstanding:

                                                               NUMBER OF     NOTIONAL     UNREALIZED
                                                               CONTRACTS      VALUE          GAIN
-----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
Scottish Power PLC (7.46 GBP) ..............................      44,593     $ 653,219   $      2,009
                                                                                         ------------
Net unrealized gain (loss) ...........................................................   $      2,009
                                                                                         ------------

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                               CONTRACT       SETTLEMENT    UNREALIZED    UNREALIZED
                                                AMOUNT           DATE          GAIN          LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
      267,047,250  Japanese Yen ...........  $   2,300,000     3/19/07                   $    (32,859)

CONTRACTS TO SELL
       27,200,000  British Pound ..........     51,605,744     1/08/07                     (1,665,134)
       18,501,307  British Pound ..........     34,580,175     1/16/07                     (1,656,464)
       35,480,687  Euro ...................     44,862,912     1/18/07                     (2,021,418)
      649,600,440  Danish Krone ...........    110,519,271     1/23/07                     (4,636,372)
       69,012,820  Euro ...................     90,660,416     1/24/07                       (561,492)
       33,700,000  British Pound ..........     66,333,117     2/08/07      $  321,257
       27,857,500  British Pound ..........     53,123,381     2/08/07                     (1,444,138)
      383,592,910  Swedish Krona ..........     56,313,604     2/15/07         152,962
       11,850,000  British Pound ..........     23,264,568     2/20/07          52,113
       66,954,362  Euro ...................     84,975,069     2/20/07                     (3,629,685)
       46,115,000  Euro ...................     59,407,188     2/26/07                     (1,634,973)
      612,500,000  Norwegian Krone ........    100,819,729     3/07/07       2,304,560    (15,747,943)
       34,135,469  Swiss Franc ............     28,884,943     3/07/07         700,280
      133,200,000  Euro ...................    170,521,720     3/13/07                     (5,900,847)
      481,968,460  Swedish Krona ..........     70,878,850     3/15/07         207,470
   12,402,259,836  Japanese Yen ...........    107,850,608     3/19/07       2,559,626
       69,829,243  Japanese Yen ...........        592,340     3/19/07                           (248)
    1,547,437,500  Korean Won .............      1,687,500     3/22/07          20,634
   45,655,488,125  Korean Won .............     48,350,000     3/22/07                       (829,088)
       32,344,869  Canadian Dollar ........     29,121,087     3/26/07       1,292,014
       71,813,957  Euro ...................     95,445,413     4/13/07         213,801
       49,261,686  Euro ...................     62,376,722     4/18/07                     (2,960,807)
       43,414,903  Euro ...................     58,188,997     5/24/07         528,677
        4,350,000  Euro ...................      5,775,060     5/24/07                         (2,273)
       40,000,000  Euro ...................     53,736,000     6/06/07         585,229
      938,455,750  Taiwan Dollar ..........     29,525,000     6/06/07         724,718
      433,169,648  Norwegian Krone ........     71,509,617     6/07/07       1,628,454
       37,239,400  Norwegian Krone ........      6,000,000     6/07/07                        (63,940)
                                                                            -------------------------
         Unrealized gain (loss) on forward exchange contracts ........      11,291,795    (27,039,738)
                                                                            -------------------------
               Net unrealized gain (loss) on forward exchange contracts .............    $(15,747,943)
                                                                                         ============


                                                              Annual Report | 43

Mutual Beacon Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $166,965,996, representing 2.34% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

--------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                          ACQUISITION
AND CONTRACTS      ISSUER                                    DATES               COST          VALUE
--------------------------------------------------------------------------------------------------------
       439,477     AboveNet Inc. ..................   10/02/01 - 11/25/03    $ 20,497,153   $ 13,465,575
           613     AboveNet Inc., options to
                     purchase (shares), exercise
                     price $20.95, expiration date,
                     9/09/13 ......................    4/17/06 - 9/08/06               --         16,582
        14,770     AboveNet Inc., wts., 9/08/08 ...   10/02/01 - 10/02/03       1,836,931        472,640
        17,376     AboveNet Inc., wts., 9/08/10 ...   10/02/01 - 10/02/03       1,972,095        500,429
        69,184     Anchor Resources LLC ...........         6/29/04                    --             --
     4,250,824     Cerberus FIM Investors Auto
                     Finance LLC ..................        11/20/06             4,250,824      4,306,425


44 | Annual Report

Mutual Beacon Fund

11. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                          ACQUISITION
AND CONTRACTS      ISSUER                                    DATES               COST          VALUE
--------------------------------------------------------------------------------------------------------
    12,683,413     Cerberus FIM Investors Auto
                     Finance LLC, 12.00%,
                     11/22/13 .....................        11/21/06          $ 12,683,413   $ 12,683,413
       543,168     Cerberus FIM Investors
                     Commercial Finance LLC .......        11/20/06               543,169        550,273
     1,629,506     Cerberus FIM Investors
                     Commercial Finance LLC,
                     12.00%, 11/22/13 .............        11/20/06             1,629,506      1,629,506
       929,398     Cerberus FIM Investors
                     Commercial Mortgage LLC ......        11/20/06               929,399        941,555
     2,788,196     Cerberus FIM Investors
                     Commercial Mortgage LLC,
                     12.00%, 11/22/13 .............        11/20/06             2,788,196      2,788,196
     4,427,713     Cerberus FIM Investors
                     Insurance LLC ................        11/20/06             4,427,713      4,485,627
    13,283,138     Cerberus FIM Investors
                     Insurance LLC, 12.00%,
                     11/22/13 .....................        11/20/06            13,283,138     13,283,138
     9,391,146     Cerberus FIM Investors Rescap
                     LLC ..........................        11/20/06             9,391,146      9,513,982
    28,173,439     Cerberus FIM Investors Rescap
                     LLC, 12.00%, 11/22/13 ........        11/20/06            28,173,439     28,173,439
     1,142,353     DecisionOne Corp ...............   3/12/99 - 7/18/00           793,798        814,498
     1,329,650     DecisionOne Corp. 12.00%,
                     4/15/10 ......................   3/12/99 - 10/16/06        3,377,252      1,329,650
         7,869     Esmark Inc. ....................        7/28/06              8,338,296      6,479,256
        28,644     Esmark Inc., 8.00%, cvt.
                     Pfd., A ......................   11/08/04 - 9/29/06       28,644,000     27,698,748
        13,981     FE Capital holdings Limited ....   8/29/03 - 7/29/04                --     18,902,721
     1,157,143     First Chicago Bancorp ..........        11/16/06            16,200,002     16,200,002
     1,967,636     Florida East Coast Industries
                     Inc. .........................   1/17/86 - 7/15/04        46,735,956    111,407,550
     2,387,711     International Automotive
                     Components Group Brazil,
                     LLC ..........................   4/13/06 - 8/21/06         1,428,931      9,837,369
       326,435     International Automotive
                     Components Group Japan,
                     LLC ..........................   9/26/06 - 11/14/06        2,840,936      2,742,345
    10,149,082     International Automotive
                     Components Group LLC .........   1/12/06 - 10/16/06       10,154,061     10,149,082


                                                              Annual Report | 45

Mutual Beacon Fund

11. RESTRICTED SECURITIES (CONTINUED)

--------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT,
SHARES, WARRANTS                                          ACQUISITION
AND CONTRACTS      ISSUER                                    DATES               COST          VALUE
--------------------------------------------------------------------------------------------------------
     1,639,289     Kindred Healthcare Inc. ........    4/28/99 - 3/29/06     $ 19,585,289   $ 39,322,445
                   Kindred Healthcare Inc.,
                   options to purchase (shares):
         4,380      exercise price $23.75,
                     expiration date, 7/17/11 .....    7/17/02 - 7/17/05               --          1,040
         1,314      exercise price $26.00,
                     expiration date, 1/01/12 .....    1/13/03 - 1/01/06               --             --
           982      exercise price $9.07,
                     expiration date, 1/01/13 .....    1/01/04 - 1/01/06               --         14,644
           650      exercise price $25.99,
                     expiration date, 1/01/14 .....    1/04/05 - 1/01/06               --             --
           271      exercise price $27.90,
                     expiration date, 1/10/15 .....         1/06/06                    --             --
        67,420     NCB Warrant Holdings Ltd., A ...        12/16/05                    --      7,940,053
       106,700     Olympus Re Holdings Ltd. .......        12/19/01            10,670,000        106,700
       347,643     Owens Corning Inc. .............  10/20/06 - 12/20/06        9,806,465      9,874,799
       310,123     Owens Corning Inc., options to
                    sell (shares), exercise price
                    $25.00, expiration date,
                    4/06/07 .......................        12/20/06                27,808             --
       310,123     Owens Corning Inc., options to
                    purchase (shares), exercise
                    price $37.50, expiration date,
                    1/02/08 .......................        12/20/06                10,814             --
        31,748     PMG LLC ........................         3/22/04             2,222,378     19,334,692
       114,246     PTV Inc., 10.00%, pfd, A .......    1/25/02 - 3/06/02          342,738        428,423
       511,600     Symetra Financial ..............         7/27/04            51,160,000     60,476,236
                                                                                            ------------
                   TOTAL RESTRICTED SECURITIES (6.12% OF NET ASSETS) ....................   $435,871,033
                                                                                            ============


46 | Annual Report

Mutual Beacon Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF                                  NUMBER OF
                                SHARES/PRINCIPAL                               SHARES/
                                  AMOUNT HELD                                 PRINCIPAL                                  REALIZED
                                  AT BEGINNING       GROSS       GROSS       AMOUNT HELD      VALUE AT     INVESTMENT    CAPITAL
NAME OF ISSUER                      OF YEAR        ADDITIONS   REDUCTIONS   AT END OF YEAR   END OF YEAR     INCOME    GAINS (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
PMG LLC ......................        48,890              --       17,142        31,748     $ 19,334,692   $       --  $  2,346,866
NON-CONTROLLED AFFILIATES
Anchor Resources LLC .........        69,184              --           --        69,184               --      358,037            --
DecisionOne Corp. ............     1,142,353              --           --     1,142,353          814,498           --            --
DecisionOne Corp., 12.00%,
 4/15/10 .....................     1,240,025          89,625           --     1,329,650        1,329,650      152,477            --
Esmark Inc. ..................            --           7,869           --         7,869        6,479,256       62,952            --
Esmark Inc., 8.00%, cvt.
 pdf., A .....................        28,644              --           --        28,644       27,698,748    2,603,856            --
Farmer Brothers Co. ..........     1,033,896              --           --     1,033,896       22,073,680      439,406            --
FE Capital Holdings Ltd. .....        13,981              --           --        13,981       18,902,721           --            --
FHC Deleware Inc. ............       507,977              --      507,977            --               --           --    (1,447,734)
First Chicago Bancorp.........            --       1,157,143           --     1,157,143       16,200,002           --            --
Florida East Coast Industries,
 Inc. ........................     1,967,636              --           --     1,967,636      111,407,550      531,262            --
                                                                                            ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES  .....................................................      $204,906,105   $4,147,990  $ (1,447,734)
                                                                                            ---------------------------------------
TOTAL AFFILIATED SECURITIES (3.15% OF NET ASSETS).....................................      $224,240,797   $4,147,990  $    899,132
                                                                                            =======================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.


                                                              Annual Report | 47

Mutual Beacon Fund

14. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


48 | Annual Report

Mutual Beacon Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 49

Mutual Beacon Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL BEACON FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Beacon Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2007


50 | Annual Report

Mutual Beacon Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $534,166,658 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $104,725,245 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $23,643,156 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $35,699,203 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 45.52% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.


                                                              Annual Report | 51

Mutual Beacon Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)   Director        Since 1987         7                          Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                    technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center, Stern
School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM
101 John F. Kennedy Parkway                                                                    Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                     Capital Corporation (financial
                                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Franklin Templeton Emerging
101 John F. Kennedy Parkway                                                                    Markets Debt Opportunities Fund PLC
Short Hills, NJ 07078-2789                                                                     and Fiduciary International Ireland
                                                                                               Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director, Merit
Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment
Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     30                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c. (investments) and ARC Wireless
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Solutions, Inc. (wireless components
                                                 Board since                                   and network products).
                                                 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         13                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice            Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway,     President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav); and
officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice President  President - AML
                                 - AML           Compliance since
                                 Compliance      February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789       and Chief
                                 Investment
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL              Executive
33394-3091                       Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin Templeton
Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment Services,
Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow,
U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court
(District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President       Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway      and Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2005         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President  Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 55

Mutual Beacon Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate
Fund Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

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1-800/448-FUND - (Class Z)

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476 A2006 02/07









MUTUAL DISCOVERY FUND






                               [GRAPHIC OMITTED]

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                                                             DECEMBER 31, 2006
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    ANNUAL REPORT AND SHAREHOLDER LETTER                  |        GLOBAL
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             MUTUAL DISCOVERY FUND

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                                                      See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              Thank You For Your
                              Continued Participation

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what we believe are undervalued stocks, as well as arbitrage situations and distressed securities. Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style
                              U.S. equity investing. Templeton pioneered international investing and, with offices in over 25 countries, offers investors a truly global perspective.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why the funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped the firm become one of the most trusted names in financial services.

------------------------------------------------------- ------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
------------------------------------------------------- ------------------------

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

Annual Report

Mutual Discovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks capital appreciation by investing mainly in equity securities of companies of any nation the Fund's managers believe are at prices below their intrinsic value. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's annual report for the fiscal year ended December 31, 2006.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a +23.43% cumulative total return for the 12 months ended December 31, 2006. The Fund outperformed its benchmarks, the Standard & Poor's 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned +15.78% and +20.65% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

The global economy grew in 2006, although gross domestic product growth slowed in the U.S. while it accelerated in Europe. The economic drivers remained consistent over the past four years: strong corporate and consumer demand, reasonably low inflation, an improving labor market, and a relatively moderate interest rate environment, despite recent interest rate hikes by many of the world's central banks. However, the economy also faced headwinds from elevated energy prices, higher global interest rates and a weaker U.S. housing market. These factors dampened investor confidence mid-year, when many equity markets declined before rebounding later in the year.

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


4 | Annual Report

Despite such challenges, global economic activity was healthy. Strong global liquidity -- whether petrodollars, corporate cash, private equity, household savings or central banks' reserves -- continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year. The shift from risk aversion to risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions since June to hold the federal funds target rate at 5.25%, as well as with lower oil prices in the second half of the year.

Narrowing corporate credit spreads globally reflected greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, more than double the record set in 2005 and 20 times greater than a decade ago. 3

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive value approach to investing, which we believe can generate above-average risk-adjusted returns over time for our shareholders. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are always attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. This strict value approach is not only intended

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Source: "TPG tops buy-out league with $101bn," THE WALL STREET JOURNAL, 12/27/06.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

U.S.                                                         25.3%
France                                                        9.6%
U.K.                                                          8.3%
Germany                                                       6.4%
South Korea                                                   5.8%
Norway                                                        4.6%
Japan                                                         4.3%
Hong Kong                                                     3.7%
Netherlands                                                   3.4%
Switzerland                                                   3.1%
Sweden                                                        2.1%
Denmark                                                       2.0%
Canada                                                        1.8%
Spain                                                         1.5%
Bermuda                                                       1.5%
Belgium                                                       1.4%
South Africa                                                  1.3%
Italy                                                         1.1%
Mexico                                                        1.1%
Taiwan                                                        1.0%
Other                                                         2.3%
Short-Term Investments & Other Net Assets                     8.4%


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                  10.4%
--------------------------------------------------------------------------------
Food Products                                                             8.9%
--------------------------------------------------------------------------------
Commercial Banks                                                          8.1%
--------------------------------------------------------------------------------
Insurance                                                                 6.3%
--------------------------------------------------------------------------------
Beverages                                                                 4.7%
--------------------------------------------------------------------------------
Diversified Financial Services                                            4.4%
--------------------------------------------------------------------------------
Media                                                                     4.3%
--------------------------------------------------------------------------------
Real Estate                                                               4.2%
--------------------------------------------------------------------------------
Metals & Mining                                                           3.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                    2.9%
--------------------------------------------------------------------------------

to improve the likelihood of upside potential, but it is also intended to reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities.

MANAGER'S DISCUSSION

During the year under review, the largest contributor to Fund performance was our equity portfolio. Three investments that performed well were Orkla, a Norwegian conglomerate; Groupe Danone, a French food company; and Carlsberg, a Danish brewer.

Orkla's stock price appreciated 29% in local currency during the year under review. Several Orkla divisions performed well in 2006, including the specialty materials division, which benefited from higher aluminum and hydroelectricity prices and from the restructured aluminum business. In addition, the company's investment portfolio appreciated significantly during the year. Aside from these positive factors, Orkla experienced three corporate events during the period that we believe highlighted the company's value. In May, Renewable Energy Corporation (REC), the leading global supplier of solar-grade silicon and


6 | Annual Report
wafers, completed an initial public offering (IPO). Driven by strong demand for solar panels, REC's share price appreciated 20% since May's IPO through period-end. Orkla, which owns a 23.5% stake in REC, benefited from the share price appreciation. In July, Orkla divested most of its media assets at what we believed was an attractive price, and many investors considered the asset sale a positive step toward making Orkla a more focused company. Finally, in November, Orkla created a joint venture with Alcoa for its soft alloy business that it believes has the potential to become a global leader in its field and significant potential for cost savings. Although Orkla has improved its operations and become more focused, the company's shares traded at a significant discount to their intrinsic value at period-end in our assessment.

Groupe Danone produces yogurt, biscuits and bottled water. The company ranks first in global yogurt sales, which represent 55% of Danone's overall sales, with an 18% market share that is about four times larger than its closest competitor. We believe that given its scale, Danone not only has a purchasing advantage, but also can leverage its relationships with distributors to cross-sell products and further increase market share. Additionally, consumers seem to like the company's offerings in the healthy and functional food categories. Danone was also expanding geographically to new markets in China, India, Russia and Mexico, as well as introducing dairy products in the U.S. that recently experienced growth rates above 20%. In November, company management increased its sales growth target from 5%-7% to 6%-8%. For the year under review, Danone's share price increased 32% in local currency.

Denmark-based Carlsberg, the world's fifth-largest brewer, appreciated 68% in local currency during the year. This performance was driven by the initial execution of a turnaround program to lower distribution costs and increase pricing power, particularly in western Europe. Early results seemed to exceed investors' expectations. Another positive factor for Carlsberg was a real estate boom in Copenhagen, where the company owns significant property assets. Investors seemed to recognize the value of the brewer's extensive real estate portfolio, which represents approximately 20% of its market capitalization. Carlsberg owns a 50% stake in Baltic Beverage Holding (BBH), which is Russia's leading beer company with a 36% market share and a dominant player in many of the former Soviet republics. BBH experienced strong volume growth and benefited from successful integration of subsidiaries and the resulting economies of scale. Carlsberg's turnaround program for its western European operations and BBH's growth prospects should continue to produce results, in our assessment, and we found the stock attractively valued at period-end.

TOP 10 HOLDINGS
12/31/06

-------------------------------------------------------------------------------
COMPANY                                                            % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                           NET ASSETS
-------------------------------------------------------------------------------
British American Tobacco PLC                                             2.3%
 TOBACCO, U.K.
-------------------------------------------------------------------------------
Orkla ASA                                                                2.3%
 FOOD PRODUCTS, NORWAY
-------------------------------------------------------------------------------
KT&G Corp.                                                               2.2%
 TOBACCO, SOUTH KOREA
-------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                               2.0%
 TOBACCO, U.K.
-------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                           1.7%
 INSURANCE, U.S.
-------------------------------------------------------------------------------
Weyerhaeuser Co.                                                         1.7%
 PAPER & FOREST PRODUCTS, U.S.
-------------------------------------------------------------------------------
Carlsberg AS, A & B                                                      1.5%
 BEVERAGES, DENMARK
-------------------------------------------------------------------------------
Schindler Holding AG, ord. & Registered                                  1.4%
 MACHINERY, SWITZERLAND
-------------------------------------------------------------------------------
Linde AG                                                                 1.4%
 CHEMICALS, GERMANY
-------------------------------------------------------------------------------
Altadis SA                                                               1.3%
 TOBACCO, SPAIN
-------------------------------------------------------------------------------


                                                               Annual Report | 7

Although many of our investments appreciated during the year, some Fund holdings did not perform well. Positions that detracted from performance included Boston Scientific, a U.S. medical devices company; Takefuji, a Japanese consumer lender; and Mitsubishi UFJ Financial Group, a Japanese financial holding company.

Our investment in Boston Scientific, which we initiated during the Fund's fiscal year, declined 34% in value for the time we held it during the period. The shares fell after the company won a bidding war for Guidant and its implantable cardioverter defibrillator business generated results that fell short of expectations. Takefuji experienced a share price decline during the year as new legislation in Japan was proposed that will lower the maximum interest rate that borrowers can be charged. Consistent with our strategy, we purchased Takefuji shares in the latter part of 2006 as we believed they traded at less than book value. In addition, the company had significant excess capital that gives it many strategic options to respond to the potential maximum rate law and that makes it attractive to an acquiring company. Takefuji's shares declined 17% in local currency for the time we held them during the period. Mitsubishi UFJ's lackluster performance in 2006 (-8% in local currency) was attributable to flat loan balances and net interest margins, which were contrary to investors' expectations given developments in Japan's interest rate environment.

Finally, investors should note that we maintained our currency hedging position of being substantially hedged to the U.S. dollar versus most of our non-U.S. holdings. Since the dollar was generally weaker against foreign currencies during the review period, the portfolio returns were lower than they would have been had we not hedged the foreign currency exposure.


8 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.

                  /s/ Anne E. Gudefin
[PHOTO OMITTED]
                  Anne E. Gudefin, CFA
                  Co-Portfolio Manager

                  /s/ Charles M. Lahr
[PHOTO OMITTED]
                  Charles M. Lahr, CFA
                  Co-Portfolio Manager

                  /s/ Mandana Hormozi
[PHOTO OMITTED]
                  Mandana Hormozi
                  Assistant Portfolio Manager

                  Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

--------------------------------------------------------------------------------
ANNE GUDEFIN has been portfolio manager for Mutual Discovery Fund since 2005. She is also portfolio manager for Mutual Qualified Fund, and has been a member of the management team of the Funds since 2000, when she joined Franklin Templeton Investments. Previously, she was an analyst at Perry Capital.

CHARLES LAHR, effective January 1, 2007, assumes portfolio manager responsibilities for Mutual Discovery Fund. He has been a portfolio manager for Mutual Financial Services Fund since 2004. He joined Franklin Templeton Investments in 2003. Previously, he was a senior analyst for the State of Wisconsin Investment Board and also worked for U.S. Bancorp and the Principal Financial Group.

MANDANA HORMOZI, effective January 1, 2007, assumes assistant portfolio manager responsibilities for Mutual Discovery Fund. She joined Franklin Templeton Investments in 2003. Previously, she was a senior vice president in the equity research department at Lazard Freres. Also, she was an economic research analyst at Mitsubishi Bank.

F. DAVID SEGAL was an assistant portfolio manager for Mutual Discovery Fund from 2004 through December 2006. He has been a portfolio manager for Mutual Shares Fund since 2005. He joined Franklin Templeton Investments in 2002. Previously, he was an analyst in the Structured Finance Group of MetLife for the period 1999-2002.
--------------------------------------------------------------------------------


10 | Annual Report

Performance Summary as of 12/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS Z (SYMBOL: MDISX)                           CHANGE    12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$4.17      $30.45     $26.28
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.6343
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0916
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.1339
--------------------------------------------------------------------------------
   TOTAL                              $1.8598
--------------------------------------------------------------------------------
CLASS A (SYMBOL: TEDIX)                           CHANGE    12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$4.10      $30.14     $26.04
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.5568
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0916
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.1339
--------------------------------------------------------------------------------
   TOTAL                              $1.7823
--------------------------------------------------------------------------------
CLASS B (SYMBOL: TEDBX)                           CHANGE    12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$3.98      $29.55     $25.57
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.3557
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0916
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.1339
--------------------------------------------------------------------------------
   TOTAL                              $1.5812
--------------------------------------------------------------------------------
CLASS C (SYMBOL: TEDSX)                           CHANGE    12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$4.03      $29.93     $25.90
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.3782
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0916
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.1339
--------------------------------------------------------------------------------
   TOTAL                              $1.6037
--------------------------------------------------------------------------------


                                                              Annual Report | 11

--------------------------------------------------------------------------------
CLASS R (SYMBOL: TEDRX)                           CHANGE    12/31/06   12/31/05
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$4.05      $29.93     $25.88
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/06-12/31/06)
--------------------------------------------------------------------------------
Dividend Income                       $0.5102
--------------------------------------------------------------------------------
Short-Term Capital Gain               $0.0916
--------------------------------------------------------------------------------
Long-Term Capital Gain                $1.1339
--------------------------------------------------------------------------------
   TOTAL                              $1.7357
--------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS Z/R: NO SALES CHARGES; CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS Z 1                                1-YEAR      5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2               +23.43%    +103.96%         +255.64%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +23.43%     +15.32%          +13.53%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $12,343     $20,396         $ 35,564
--------------------------------------------------------------------------------
CLASS A 1                                1-YEAR      5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2               +23.02%    +100.51%         +243.11%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +15.94%     +13.58%          +12.45%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,594     $18,901         $ 32,333
--------------------------------------------------------------------------------
CLASS B 1                                1-YEAR      5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 2               +22.16%     +94.07%         +172.24%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +18.16%     +13.94%          +13.35%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $11,816     $19,207         $ 27,224
--------------------------------------------------------------------------------
CLASS C 1                                1-YEAR      5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 2               +22.17%     +93.99%         +221.59%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +21.17%     +14.17%          +12.39%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $12,117     $19,399         $ 32,159
--------------------------------------------------------------------------------
CLASS R                                  1-YEAR      3-YEAR   INCEPTION (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 2               +22.78%     +67.99%          +98.99%
--------------------------------------------------------------------------------
Average Annual Total Return 3           +22.78%     +18.88%          +14.77%
--------------------------------------------------------------------------------
Value of $10,000 Investment 4          $12,278     $16,799         $ 19,899
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mutual                             MSCI
                   Discovery Fund      S&P 500 5      World Index 5
                   --------------      ---------      -------------
      1/1/1997        $10,000           $10,000          $10,000
     1/31/1997        $10,477           $10,624          $10,122
     2/28/1997        $10,681           $10,708          $10,240
     3/31/1997        $10,582           $10,269          $10,040
     4/30/1997        $10,600           $10,881          $10,370
     5/31/1997        $10,984           $11,543          $11,011
     6/30/1997        $11,391           $12,060          $11,562
     7/31/1997        $11,886           $13,019          $12,097
     8/31/1997        $11,773           $12,290          $11,289
     9/30/1997        $12,366           $12,963          $11,904
    10/31/1997        $12,010           $12,531          $11,280
    11/30/1997        $12,082           $13,110          $11,481
    12/31/1997        $12,294           $13,335          $11,623
     1/31/1998        $12,301           $13,482          $11,948
     2/28/1998        $12,932           $14,454          $12,759
     3/31/1998        $13,674           $15,194          $13,299
     4/30/1998        $13,928           $15,347          $13,431
     5/31/1998        $14,117           $15,083          $13,265
     6/30/1998        $13,765           $15,695          $13,582
     7/31/1998        $13,442           $15,529          $13,562
     8/31/1998        $11,609           $13,286          $11,755
     9/30/1998        $11,089           $14,137          $11,965
    10/31/1998        $11,396           $15,286          $13,049
    11/30/1998        $11,969           $16,212          $13,827
    12/31/1998        $12,061           $17,146          $14,505
     1/31/1999        $12,145           $17,862          $14,824
     2/28/1999        $12,005           $17,307          $14,432
     3/31/1999        $12,557           $18,000          $15,035
     4/30/1999        $13,402           $18,697          $15,630
     5/31/1999        $13,409           $18,256          $15,061
     6/30/1999        $13,886           $19,268          $15,765
     7/31/1999        $13,730           $18,667          $15,720
     8/31/1999        $13,566           $18,575          $15,694
     9/30/1999        $13,389           $18,066          $15,544
    10/31/1999        $13,666           $19,209          $16,355
    11/30/1999        $14,383           $19,600          $16,817
    12/31/1999        $15,293           $20,753          $18,180
     1/31/2000        $15,235           $19,711          $17,141
     2/29/2000        $15,721           $19,338          $17,189
     3/31/2000        $16,395           $21,228          $18,380
     4/30/2000        $16,214           $20,590          $17,605
     5/31/2000        $16,308           $20,169          $17,161
     6/30/2000        $16,355           $20,666          $17,741
     7/31/2000        $16,564           $20,343          $17,244
     8/31/2000        $17,053           $21,606          $17,807
     9/30/2000        $16,882           $20,466          $16,862
    10/31/2000        $17,014           $20,379          $16,582
    11/30/2000        $16,727           $18,773          $15,577
    12/31/2000        $17,219           $18,865          $15,832
     1/31/2001        $17,747           $19,534          $16,139
     2/28/2001        $17,747           $17,754          $14,777
     3/31/2001        $17,219           $16,630          $13,809
     4/30/2001        $17,719           $17,922          $14,833
     5/31/2001        $18,256           $18,042          $14,649
     6/30/2001        $18,341           $17,603          $14,192
     7/31/2001        $18,304           $17,429          $14,005
     8/31/2001        $18,120           $16,339          $13,336
     9/30/2001        $16,580           $15,020          $12,162
    10/31/2001        $16,626           $15,307          $12,397
    11/30/2001        $17,050           $16,481          $13,132
    12/31/2001        $17,437           $16,625          $13,216
     1/31/2002        $17,495           $16,383          $12,817
     2/28/2002        $17,667           $16,067          $12,708
     3/31/2002        $18,252           $16,671          $13,273
     4/30/2002        $18,568           $15,661          $12,827
     5/31/2002        $18,712           $15,546          $12,856
     6/30/2002        $17,564           $14,439          $12,079
     7/31/2002        $16,406           $13,313          $11,062
     8/31/2002        $16,570           $13,401          $11,085
     9/30/2002        $15,701           $11,946          $ 9,869
    10/31/2002        $15,759           $12,996          $10,599
    11/30/2002        $15,991           $13,760          $11,173
    12/31/2002        $15,858           $12,952          $10,633
     1/31/2003        $15,593           $12,613          $10,312
     2/28/2003        $15,171           $12,424          $10,136
     3/31/2003        $15,240           $12,543          $10,108
     4/30/2003        $16,407           $13,577          $11,010
     5/31/2003        $17,330           $14,292          $11,645
     6/30/2003        $17,625           $14,474          $11,851
     7/31/2003        $17,842           $14,730          $12,094
     8/31/2003        $18,375           $15,016          $12,358
     9/30/2003        $18,474           $14,857          $12,436
    10/31/2003        $19,264           $15,697          $13,177
    11/30/2003        $19,935           $15,835          $13,381
    12/31/2003        $20,860           $16,665          $14,223
     1/31/2004        $21,121           $16,971          $14,455
     2/29/2004        $21,793           $17,207          $14,702
     3/31/2004        $21,713           $16,947          $14,610
     4/30/2004        $21,342           $16,682          $14,319
     5/31/2004        $21,332           $16,910          $14,459
     6/30/2004        $21,738           $17,239          $14,763
     7/31/2004        $21,516           $16,668          $14,284
     8/31/2004        $21,657           $16,735          $14,353
     9/30/2004        $22,242           $16,916          $14,629
    10/31/2004        $22,696           $17,175          $14,991
    11/30/2004        $23,998           $17,870          $15,785
    12/31/2004        $24,906           $18,477          $16,392
     1/31/2005        $24,351           $18,027          $16,026
     2/28/2005        $25,398           $18,406          $16,541
     3/31/2005        $25,183           $18,081          $16,228
     4/30/2005        $24,988           $17,738          $15,885
     5/31/2005        $25,522           $18,302          $16,179
     6/30/2005        $26,073           $18,328          $16,326
     7/31/2005        $26,962           $19,009          $16,900
     8/31/2005        $27,065           $18,836          $17,035
     9/30/2005        $27,830           $18,988          $17,483
    10/31/2005        $26,962           $18,672          $17,062
    11/30/2005        $27,809           $19,377          $17,640
    12/31/2005        $28,815           $19,384          $18,035
     1/31/2006        $29,802           $19,897          $18,844
     2/28/2006        $30,526           $19,951          $18,824
     3/31/2006        $31,678           $20,199          $19,246
     4/30/2006        $31,952           $20,470          $19,841
     5/31/2006        $31,140           $19,882          $19,181
     6/30/2006        $31,208           $19,908          $19,183
     7/31/2006        $31,499           $20,031          $19,307
     8/31/2006        $32,337           $20,507          $19,818
     9/30/2006        $32,650           $21,035          $20,060
    10/31/2006        $33,690           $21,720          $20,800
    11/30/2006        $34,461           $22,133          $21,320
    12/31/2006        $35,564           $22,443          $21,760

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS Z 1                  12/31/06
-----------------------------------
1-Year                      +23.43%
-----------------------------------
5-Year                      +15.32%
-----------------------------------
10-Year                     +13.53%
-----------------------------------

CLASS A (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mutual                             MSCI
                   Discovery Fund      S&P 500 5      World Index 5
                   --------------      ---------      -------------
      1/1/1997        $ 9,423           $10,000          $10,000
     1/31/1997        $ 9,863           $10,624          $10,122
     2/28/1997        $10,049           $10,708          $10,240
     3/31/1997        $ 9,956           $10,269          $10,040
     4/30/1997        $ 9,973           $10,881          $10,370
     5/31/1997        $10,329           $11,543          $11,011
     6/30/1997        $10,708           $12,060          $11,562
     7/31/1997        $11,169           $13,019          $12,097
     8/31/1997        $11,063           $12,290          $11,289
     9/30/1997        $11,616           $12,963          $11,904
    10/31/1997        $11,275           $12,531          $11,280
    11/30/1997        $11,342           $13,110          $11,481
    12/31/1997        $11,541           $13,335          $11,623
     1/31/1998        $11,541           $13,482          $11,948
     2/28/1998        $12,129           $14,454          $12,759
     3/31/1998        $12,822           $15,194          $13,299
     4/30/1998        $13,055           $15,347          $13,431
     5/31/1998        $13,227           $15,083          $13,265
     6/30/1998        $12,896           $15,695          $13,582
     7/31/1998        $12,589           $15,529          $13,562
     8/31/1998        $10,864           $13,286          $11,755
     9/30/1998        $10,375           $14,137          $11,965
    10/31/1998        $10,657           $15,286          $13,049
    11/30/1998        $11,190           $16,212          $13,827
    12/31/1998        $11,268           $17,146          $14,505
     1/31/1999        $11,346           $17,862          $14,824
     2/28/1999        $11,209           $17,307          $14,432
     3/31/1999        $11,727           $18,000          $15,035
     4/30/1999        $12,507           $18,697          $15,630
     5/31/1999        $12,513           $18,256          $15,061
     6/30/1999        $12,957           $19,268          $15,765
     7/31/1999        $12,810           $18,667          $15,720
     8/31/1999        $12,644           $18,575          $15,694
     9/30/1999        $12,477           $18,066          $15,544
    10/31/1999        $12,730           $19,209          $16,355
    11/30/1999        $13,397           $19,600          $16,817
    12/31/1999        $14,240           $20,753          $18,180
     1/31/2000        $14,179           $19,711          $17,141
     2/29/2000        $14,634           $19,338          $17,189
     3/31/2000        $15,257           $21,228          $18,380
     4/30/2000        $15,081           $20,590          $17,605
     5/31/2000        $15,169           $20,169          $17,161
     6/30/2000        $15,206           $20,666          $17,741
     7/31/2000        $15,395           $20,343          $17,244
     8/31/2000        $15,845           $21,606          $17,807
     9/30/2000        $15,678           $20,466          $16,862
    10/31/2000        $15,801           $20,379          $16,582
    11/30/2000        $15,526           $18,773          $15,577
    12/31/2000        $15,987           $18,865          $15,832
     1/31/2001        $16,471           $19,534          $16,139
     2/28/2001        $16,462           $17,754          $14,777
     3/31/2001        $15,961           $16,630          $13,809
     4/30/2001        $16,420           $17,922          $14,833
     5/31/2001        $16,912           $18,042          $14,649
     6/30/2001        $16,987           $17,603          $14,192
     7/31/2001        $16,952           $17,429          $14,005
     8/31/2001        $16,780           $16,339          $13,336
     9/30/2001        $15,343           $15,020          $12,162
    10/31/2001        $15,386           $15,307          $12,397
    11/30/2001        $15,773           $16,481          $13,132
    12/31/2001        $16,125           $16,625          $13,216
     1/31/2002        $16,179           $16,383          $12,817
     2/28/2002        $16,330           $16,067          $12,708
     3/31/2002        $16,866           $16,671          $13,273
     4/30/2002        $17,151           $15,661          $12,827
     5/31/2002        $17,276           $15,546          $12,856
     6/30/2002        $16,212           $14,439          $12,079
     7/31/2002        $15,143           $13,313          $11,062
     8/31/2002        $15,287           $13,401          $11,085
     9/30/2002        $14,479           $11,946          $ 9,869
    10/31/2002        $14,533           $12,996          $10,599
    11/30/2002        $14,740           $13,760          $11,173
    12/31/2002        $14,612           $12,952          $10,633
     1/31/2003        $14,366           $12,613          $10,312
     2/28/2003        $13,975           $12,424          $10,136
     3/31/2003        $14,039           $12,543          $10,108
     4/30/2003        $15,103           $13,577          $11,010
     5/31/2003        $15,949           $14,292          $11,645
     6/30/2003        $16,209           $14,474          $11,851
     7/31/2003        $16,411           $14,730          $12,094
     8/31/2003        $16,896           $15,016          $12,358
     9/30/2003        $16,987           $14,857          $12,436
    10/31/2003        $17,701           $15,697          $13,177
    11/30/2003        $18,314           $15,835          $13,381
    12/31/2003        $19,160           $16,665          $14,223
     1/31/2004        $19,392           $16,971          $14,455
     2/29/2004        $19,995           $17,207          $14,702
     3/31/2004        $19,921           $16,947          $14,610
     4/30/2004        $19,578           $16,682          $14,319
     5/31/2004        $19,569           $16,910          $14,459
     6/30/2004        $19,930           $17,239          $14,763
     7/31/2004        $19,724           $16,668          $14,284
     8/31/2004        $19,846           $16,735          $14,353
     9/30/2004        $20,377           $16,916          $14,629
    10/31/2004        $20,778           $17,175          $14,991
    11/30/2004        $21,963           $17,870          $15,785
    12/31/2004        $22,797           $18,477          $16,392
     1/31/2005        $22,276           $18,027          $16,026
     2/28/2005        $23,232           $18,406          $16,541
     3/31/2005        $23,024           $18,081          $16,228
     4/30/2005        $22,844           $17,738          $15,885
     5/31/2005        $23,318           $18,302          $16,179
     6/30/2005        $23,820           $18,328          $16,326
     7/31/2005        $24,621           $19,009          $16,900
     8/31/2005        $24,707           $18,836          $17,035
     9/30/2005        $25,402           $18,988          $17,483
    10/31/2005        $24,602           $18,672          $17,062
    11/30/2005        $25,364           $19,377          $17,640
    12/31/2005        $26,283           $19,384          $18,035
     1/31/2006        $27,172           $19,897          $18,844
     2/28/2006        $27,818           $19,951          $18,824
     3/31/2006        $28,867           $20,199          $19,246
     4/30/2006        $29,100           $20,470          $19,841
     5/31/2006        $28,363           $19,882          $19,181
     6/30/2006        $28,418           $19,908          $19,183
     7/31/2006        $28,675           $20,031          $19,307
     8/31/2006        $29,426           $20,507          $19,818
     9/30/2006        $29,704           $21,035          $20,060
    10/31/2006        $30,640           $21,720          $20,800
    11/30/2006        $31,339           $22,133          $21,320
    12/31/2006        $32,333           $22,443          $21,760

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS A 1                         12/31/06
------------------------------------------
1-Year                             +15.94%
------------------------------------------
5-Year                             +13.58%
------------------------------------------
10-Year                            +12.45%
------------------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS B 1                         12/31/06
------------------------------------------
1-Year                             +18.16%
------------------------------------------
5-Year                             +13.94%
------------------------------------------
Since Inception (1/1/99)           +13.35%
------------------------------------------

CLASS B (1/1/99-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mutual                             MSCI
                   Discovery Fund      S&P 500 5      World Index 5
                   --------------      ---------      -------------
      1/1/1999        $10,000           $10,000          $10,000
     1/31/1999        $10,070           $10,418          $10,220
     2/28/1999        $ 9,942           $10,094          $ 9,950
     3/31/1999        $10,396           $10,498          $10,366
     4/30/1999        $11,076           $10,905          $10,776
     5/31/1999        $11,076           $10,647          $10,383
     6/30/1999        $11,462           $11,238          $10,869
     7/31/1999        $11,320           $10,887          $10,838
     8/31/1999        $11,172           $10,834          $10,820
     9/30/1999        $11,018           $10,537          $10,717
    10/31/1999        $11,231           $11,203          $11,275
    11/30/1999        $11,816           $11,431          $11,594
    12/31/1999        $12,555           $12,104          $12,534
     1/31/2000        $12,495           $11,496          $11,818
     2/29/2000        $12,885           $11,279          $11,851
     3/31/2000        $13,420           $12,381          $12,672
     4/30/2000        $13,264           $12,009          $12,137
     5/31/2000        $13,330           $11,763          $11,831
     6/30/2000        $13,356           $12,053          $12,231
     7/31/2000        $13,517           $11,865          $11,889
     8/31/2000        $13,903           $12,601          $12,277
     9/30/2000        $13,755           $11,936          $11,626
    10/31/2000        $13,851           $11,886          $11,432
    11/30/2000        $13,607           $10,949          $10,740
    12/31/2000        $13,998           $11,003          $10,915
     1/31/2001        $14,411           $11,393          $11,127
     2/28/2001        $14,396           $10,355          $10,188
     3/31/2001        $13,961           $ 9,699          $ 9,520
     4/30/2001        $14,351           $10,453          $10,227
     5/31/2001        $14,771           $10,523          $10,100
     6/30/2001        $14,832           $10,267          $ 9,785
     7/31/2001        $14,787           $10,166          $ 9,656
     8/31/2001        $14,627           $ 9,530          $ 9,194
     9/30/2001        $13,373           $ 8,760          $ 8,385
    10/31/2001        $13,403           $ 8,927          $ 8,547
    11/30/2001        $13,730           $ 9,612          $ 9,054
    12/31/2001        $14,028           $ 9,696          $ 9,112
     1/31/2002        $14,068           $ 9,555          $ 8,837
     2/28/2002        $14,193           $ 9,371          $ 8,761
     3/31/2002        $14,656           $ 9,723          $ 9,151
     4/30/2002        $14,892           $ 9,134          $ 8,843
     5/31/2002        $14,994           $ 9,067          $ 8,864
     6/30/2002        $14,061           $ 8,421          $ 8,328
     7/31/2002        $13,121           $ 7,765          $ 7,627
     8/31/2002        $13,247           $ 7,816          $ 7,643
     9/30/2002        $12,536           $ 6,967          $ 6,804
    10/31/2002        $12,576           $ 7,580          $ 7,307
    11/30/2002        $12,749           $ 8,025          $ 7,703
    12/31/2002        $12,633           $ 7,554          $ 7,331
     1/31/2003        $12,410           $ 7,357          $ 7,110
     2/28/2003        $12,068           $ 7,246          $ 6,988
     3/31/2003        $12,115           $ 7,316          $ 6,969
     4/30/2003        $13,032           $ 7,919          $ 7,591
     5/31/2003        $13,749           $ 8,335          $ 8,029
     6/30/2003        $13,971           $ 8,442          $ 8,170
     7/31/2003        $14,131           $ 8,591          $ 8,338
     8/31/2003        $14,540           $ 8,758          $ 8,520
     9/30/2003        $14,612           $ 8,665          $ 8,574
    10/31/2003        $15,221           $ 9,155          $ 9,085
    11/30/2003        $15,742           $ 9,236          $ 9,225
    12/31/2003        $16,452           $ 9,720          $ 9,806
     1/31/2004        $16,646           $ 9,898          $ 9,966
     2/29/2004        $17,155           $10,036          $10,136
     3/31/2004        $17,082           $ 9,884          $10,073
     4/30/2004        $16,775           $ 9,729          $ 9,872
     5/31/2004        $16,759           $ 9,863          $ 9,969
     6/30/2004        $17,058           $10,054          $10,178
     7/31/2004        $16,871           $ 9,722          $ 9,848
     8/31/2004        $16,969           $ 9,761          $ 9,895
     9/30/2004        $17,416           $ 9,866          $10,086
    10/31/2004        $17,749           $10,017          $10,335
    11/30/2004        $18,757           $10,422          $10,883
    12/31/2004        $19,450           $10,777          $11,301
     1/31/2005        $18,998           $10,514          $11,049
     2/28/2005        $19,803           $10,735          $11,404
     3/31/2005        $19,614           $10,545          $11,188
     4/30/2005        $19,450           $10,345          $10,951
     5/31/2005        $19,844           $10,674          $11,154
     6/30/2005        $20,261           $10,690          $11,256
     7/31/2005        $20,931           $11,087          $11,651
     8/31/2005        $20,997           $10,986          $11,745
     9/30/2005        $21,576           $11,075          $12,053
    10/31/2005        $20,881           $10,890          $11,763
    11/30/2005        $21,518           $11,301          $12,161
    12/31/2005        $22,286           $11,306          $12,434
     1/31/2006        $23,027           $11,605          $12,992
     2/28/2006        $23,559           $11,636          $12,978
     3/31/2006        $24,439           $11,781          $13,269
     4/30/2006        $24,622           $11,939          $13,679
     5/31/2006        $23,977           $11,596          $13,224
     6/30/2006        $24,011           $11,611          $13,225
     7/31/2006        $24,215           $11,683          $13,311
     8/31/2006        $24,837           $11,960          $13,663
     9/30/2006        $25,059           $12,268          $13,830
    10/31/2006        $25,831           $12,668          $14,341
    11/30/2006        $26,409           $12,909          $14,699
    12/31/2006        $27,224           $13,090          $15,002

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS C 1                         12/31/06
------------------------------------------
1-Year                             +21.17%
------------------------------------------
5-Year                             +14.17%
------------------------------------------
10-Year                            +12.39%
------------------------------------------

CLASS C (1/1/97-12/31/06) 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mutual                             MSCI
                   Discovery Fund      S&P 500 5      World Index 5
                   --------------      ---------      -------------
      1/1/1997        $10,000           $10,000          $10,000
     1/31/1997        $10,466           $10,624          $10,122
     2/28/1997        $10,658           $10,708          $10,240
     3/31/1997        $10,547           $10,269          $10,040
     4/30/1997        $10,559           $10,881          $10,370
     5/31/1997        $10,932           $11,543          $11,011
     6/30/1997        $11,322           $12,060          $11,562
     7/31/1997        $11,810           $13,019          $12,097
     8/31/1997        $11,691           $12,290          $11,289
     9/30/1997        $12,266           $12,963          $11,904
    10/31/1997        $11,899           $12,531          $11,280
    11/30/1997        $11,964           $13,110          $11,481
    12/31/1997        $12,170           $13,335          $11,623
     1/31/1998        $12,163           $13,482          $11,948
     2/28/1998        $12,772           $14,454          $12,759
     3/31/1998        $13,498           $15,194          $13,299
     4/30/1998        $13,737           $15,347          $13,431
     5/31/1998        $13,906           $15,083          $13,265
     6/30/1998        $13,556           $15,695          $13,582
     7/31/1998        $13,224           $15,529          $13,562
     8/31/1998        $11,410           $13,286          $11,755
     9/30/1998        $10,893           $14,137          $11,965
    10/31/1998        $11,184           $15,286          $13,049
    11/30/1998        $11,734           $16,212          $13,827
    12/31/1998        $11,815           $17,146          $14,505
     1/31/1999        $11,884           $17,862          $14,824
     2/28/1999        $11,739           $17,307          $14,432
     3/31/1999        $12,269           $18,000          $15,035
     4/30/1999        $13,082           $18,697          $15,630
     5/31/1999        $13,082           $18,256          $15,061
     6/30/1999        $13,540           $19,268          $15,765
     7/31/1999        $13,372           $18,667          $15,720
     8/31/1999        $13,198           $18,575          $15,694
     9/30/1999        $13,016           $18,066          $15,544
    10/31/1999        $13,275           $19,209          $16,355
    11/30/1999        $13,959           $19,600          $16,817
    12/31/1999        $14,827           $20,753          $18,180
     1/31/2000        $14,764           $19,711          $17,141
     2/29/2000        $15,224           $19,338          $17,189
     3/31/2000        $15,861           $21,228          $18,380
     4/30/2000        $15,677           $20,590          $17,605
     5/31/2000        $15,754           $20,169          $17,161
     6/30/2000        $15,782           $20,666          $17,741
     7/31/2000        $15,971           $20,343          $17,244
     8/31/2000        $16,425           $21,606          $17,807
     9/30/2000        $16,251           $20,466          $16,862
    10/31/2000        $16,364           $20,379          $16,582
    11/30/2000        $16,077           $18,773          $15,577
    12/31/2000        $16,537           $18,865          $15,832
     1/31/2001        $17,030           $19,534          $16,139
     2/28/2001        $17,013           $17,754          $14,777
     3/31/2001        $16,493           $16,630          $13,809
     4/30/2001        $16,960           $17,922          $14,833
     5/31/2001        $17,453           $18,042          $14,649
     6/30/2001        $17,521           $17,603          $14,192
     7/31/2001        $17,476           $17,429          $14,005
     8/31/2001        $17,280           $16,339          $13,336
     9/30/2001        $15,798           $15,020          $12,162
    10/31/2001        $15,834           $15,307          $12,397
    11/30/2001        $16,218           $16,481          $13,132
    12/31/2001        $16,578           $16,625          $13,216
     1/31/2002        $16,624           $16,383          $12,817
     2/28/2002        $16,771           $16,067          $12,708
     3/31/2002        $17,314           $16,671          $13,273
     4/30/2002        $17,590           $15,661          $12,827
     5/31/2002        $17,718           $15,546          $12,856
     6/30/2002        $16,612           $14,439          $12,079
     7/31/2002        $15,503           $13,313          $11,062
     8/31/2002        $15,651           $13,401          $11,085
     9/30/2002        $14,818           $11,946          $ 9,869
    10/31/2002        $14,855           $12,996          $10,599
    11/30/2002        $15,068           $13,760          $11,173
    12/31/2002        $14,924           $12,952          $10,633
     1/31/2003        $14,664           $12,613          $10,312
     2/28/2003        $14,263           $12,424          $10,136
     3/31/2003        $14,310           $12,543          $10,108
     4/30/2003        $15,390           $13,577          $11,010
     5/31/2003        $16,247           $14,292          $11,645
     6/30/2003        $16,505           $14,474          $11,851
     7/31/2003        $16,692           $14,730          $12,094
     8/31/2003        $17,179           $15,016          $12,358
     9/30/2003        $17,264           $14,857          $12,436
    10/31/2003        $17,985           $15,697          $13,177
    11/30/2003        $18,594           $15,835          $13,381
    12/31/2003        $19,446           $16,665          $14,223
     1/31/2004        $19,673           $16,971          $14,455
     2/29/2004        $20,277           $17,207          $14,702
     3/31/2004        $20,182           $16,947          $14,610
     4/30/2004        $19,824           $16,682          $14,319
     5/31/2004        $19,805           $16,910          $14,459
     6/30/2004        $20,162           $17,239          $14,763
     7/31/2004        $19,943           $16,668          $14,284
     8/31/2004        $20,057           $16,735          $14,353
     9/30/2004        $20,579           $16,916          $14,629
    10/31/2004        $20,978           $17,175          $14,991
    11/30/2004        $22,155           $17,870          $15,785
    12/31/2004        $22,978           $18,477          $16,392
     1/31/2005        $22,442           $18,027          $16,026
     2/28/2005        $23,400           $18,406          $16,541
     3/31/2005        $23,180           $18,081          $16,228
     4/30/2005        $22,978           $17,738          $15,885
     5/31/2005        $23,448           $18,302          $16,179
     6/30/2005        $23,936           $18,328          $16,326
     7/31/2005        $24,727           $19,009          $16,900
     8/31/2005        $24,804           $18,836          $17,035
     9/30/2005        $25,489           $18,988          $17,483
    10/31/2005        $24,669           $18,672          $17,062
    11/30/2005        $25,422           $19,377          $17,640
    12/31/2005        $26,324           $19,384          $18,035
     1/31/2006        $27,209           $19,897          $18,844
     2/28/2006        $27,839           $19,951          $18,824
     3/31/2006        $28,866           $20,199          $19,246
     4/30/2006        $29,090           $20,470          $19,841
     5/31/2006        $28,328           $19,882          $19,181
     6/30/2006        $28,369           $19,908          $19,183
     7/31/2006        $28,608           $20,031          $19,307
     8/31/2006        $29,343           $20,507          $19,818
     9/30/2006        $29,602           $21,035          $20,060
    10/31/2006        $30,524           $21,720          $20,800
    11/30/2006        $31,197           $22,133          $21,320
    12/31/2006        $32,159           $22,443          $21,760


14 | Annual Report

CLASS R (1/1/02-12/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Mutual                             MSCI
                   Discovery Fund      S&P 500 5      World Index 5
                   --------------      ---------      -------------
      1/1/2002        $10,000           $10,000          $10,000
     1/31/2002        $10,033           $ 9,854          $ 9,698
     2/28/2002        $10,127           $ 9,664          $ 9,616
     3/31/2002        $10,459           $10,028          $10,043
     4/30/2002        $10,630           $ 9,420          $ 9,705
     5/31/2002        $10,708           $ 9,351          $ 9,728
     6/30/2002        $10,050           $ 8,685          $ 9,140
     7/31/2002        $ 9,382           $ 8,008          $ 8,370
     8/31/2002        $ 9,471           $ 8,061          $ 8,388
     9/30/2002        $ 8,970           $ 7,185          $ 7,467
    10/31/2002        $ 9,004           $ 7,817          $ 8,020
    11/30/2002        $ 9,132           $ 8,277          $ 8,454
    12/31/2002        $ 9,051           $ 7,791          $ 8,046
     1/31/2003        $ 8,893           $ 7,587          $ 7,803
     2/28/2003        $ 8,655           $ 7,473          $ 7,669
     3/31/2003        $ 8,689           $ 7,545          $ 7,648
     4/30/2003        $ 9,351           $ 8,167          $ 8,331
     5/31/2003        $ 9,871           $ 8,596          $ 8,811
     6/30/2003        $10,033           $ 8,706          $ 8,967
     7/31/2003        $10,153           $ 8,860          $ 9,151
     8/31/2003        $10,454           $ 9,032          $ 9,351
     9/30/2003        $10,505           $ 8,937          $ 9,410
    10/31/2003        $10,949           $ 9,442          $ 9,970
    11/30/2003        $11,324           $ 9,525          $10,125
    12/31/2003        $11,845           $10,024          $10,762
     1/31/2004        $11,989           $10,208          $10,937
     2/29/2004        $12,364           $10,350          $11,124
     3/31/2004        $12,312           $10,194          $11,055
     4/30/2004        $12,099           $10,034          $10,835
     5/31/2004        $12,093           $10,171          $10,941
     6/30/2004        $12,316           $10,369          $11,170
     7/31/2004        $12,189           $10,026          $10,808
     8/31/2004        $12,258           $10,066          $10,860
     9/30/2004        $12,589           $10,175          $11,069
    10/31/2004        $12,838           $10,331          $11,343
    11/30/2004        $13,568           $10,749          $11,944
    12/31/2004        $14,076           $11,114          $12,403
     1/31/2005        $13,753           $10,843          $12,126
     2/28/2005        $14,341           $11,071          $12,516
     3/31/2005        $14,211           $10,876          $12,279
     4/30/2005        $14,100           $10,669          $12,019
     5/31/2005        $14,394           $11,009          $12,242
     6/30/2005        $14,699           $11,024          $12,353
     7/31/2005        $15,190           $11,434          $12,788
     8/31/2005        $15,243           $11,330          $12,890
     9/30/2005        $15,669           $11,422          $13,228
    10/31/2005        $15,178           $11,231          $12,910
    11/30/2005        $15,646           $11,655          $13,347
    12/31/2005        $16,207           $11,660          $13,646
     1/31/2006        $16,751           $11,968          $14,258
     2/28/2006        $17,152           $12,001          $14,243
     3/31/2006        $17,791           $12,150          $14,563
     4/30/2006        $17,935           $12,313          $15,013
     5/31/2006        $17,478           $11,959          $14,513
     6/30/2006        $17,510           $11,975          $14,515
     7/31/2006        $17,664           $12,049          $14,609
     8/31/2006        $18,123           $12,335          $14,995
     9/30/2006        $18,289           $12,653          $15,179
    10/31/2006        $18,870           $13,065          $15,739
    11/30/2006        $19,291           $13,313          $16,132
    12/31/2006        $19,899           $13,500          $16,465

AVERAGE ANNUAL TOTAL RETURN

------------------------------------------
CLASS R                           12/31/06
------------------------------------------
1-Year                             +22.78%
------------------------------------------
3-Year                             +18.88%
------------------------------------------
Since Inception (1/1/02)           +14.77%
------------------------------------------

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity securities in global developed markets.


                                                              Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------
                                       BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                  VALUE 7/1/06      VALUE 12/31/06   PERIOD* 7/1/06-12/31/06
---------------------------------------------------------------------------------------------------
Actual                                      $1,000           $1,139.60              $ 5.72
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000           $1,019.86              $ 5.40
---------------------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------------------
Actual                                      $1,000           $1,137.80              $ 7.27
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000           $1,018.40              $ 6.87
---------------------------------------------------------------------------------------------------
CLASS B
---------------------------------------------------------------------------------------------------
Actual                                      $1,000           $1,133.80              $11.03
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000           $1,014.87              $10.41
---------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------
Actual                                      $1,000           $1,133.60              $11.08
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000           $1,014.82              $10.46
---------------------------------------------------------------------------------------------------
CLASS R
---------------------------------------------------------------------------------------------------
Actual                                      $1,000           $1,136.40              $ 8.40
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000           $1,017.34              $ 7.93
---------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.06%; A: 1.35%; B: 2.05%; C: 2.06%; and R: 1.56%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                              Annual Report | 17

Mutual Discovery Fund

FINANCIAL HIGHLIGHTS

                                                         ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                        2006           2005           2004           2003           2002
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    26.28     $    24.26     $    20.81     $    16.16     $    18.19
                                                         ------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................         0.67           0.37           0.41           0.28           0.33

 Net realized and unrealized gains (losses) ..........         5.36           3.43           3.58           4.80          (1.96)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................         6.03           3.80           3.99           5.08          (1.63)
                                                         ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (0.63)         (0.44)         (0.54)         (0.43)         (0.32)

 Net realized gains ..................................        (1.23)         (1.34)            --             --          (0.08)
                                                         ------------------------------------------------------------------------
Total distributions ..................................        (1.86)         (1.78)         (0.54)         (0.43)         (0.40)
                                                         ------------------------------------------------------------------------
Redemption fees ......................................           -- d           -- d           -- d           --             --
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    30.45     $    26.28     $    24.26     $    20.81     $    16.16
                                                         ========================================================================

Total return .........................................        23.43%         15.70%         19.39%         31.55%         (9.06)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $3,923,802     $3,033,756     $2,578,585     $2,168,161     $1,673,786

Ratios to average net assets:

 Expenses c ..........................................         1.05% e        1.07% e        1.07% e        1.11%          1.04%

 Net investment income ...............................         2.28%          1.42%          1.87%          1.55%          1.88%

Portfolio turnover rate ..............................        22.27%         25.69%         34.34%         46.34%         40.95%

Ratios to average net assets, excluding
 dividend expense on securities sold short:

 Expenses ............................................         1.02% e        1.04% e        1.06% e        1.08%          1.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

                                                         ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS A                                                        2006           2005           2004           2003           2002
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    26.04     $    24.07     $    20.67     $    16.06     $    18.08
                                                         ------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................         0.55           0.27           0.33           0.21           0.27

 Net realized and unrealized gains (losses) ..........         5.34           3.41           3.54           4.78          (1.95)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................         5.89           3.68           3.87           4.99          (1.68)
                                                         ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (0.56)         (0.37)         (0.47)         (0.38)         (0.26)

 Net realized gains ..................................        (1.23)         (1.34)            --             --          (0.08)
                                                         ------------------------------------------------------------------------
Total distributions ..................................        (1.79)         (1.71)         (0.47)         (0.38)         (0.34)
                                                         ------------------------------------------------------------------------
Redemption fees ......................................           -- e           -- e           -- e           --             --
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    30.14     $    26.04     $    24.07     $    20.67     $    16.06
                                                         ========================================================================

Total return c .......................................        23.02%         15.29%         18.98%         31.13%         (9.39)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $6,128,353     $3,545,288     $2,106,695     $1,439,579     $  925,278

Ratios to average net assets:

 Expenses d ..........................................         1.36% f        1.42% f        1.42% f        1.46%          1.39%

 Net investment income ...............................         1.97%          1.07%          1.52%          1.20%          1.53%

Portfolio turnover rate ..............................        22.27%         25.69%         34.34%         46.34%         40.95%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ............................................         1.33% f        1.39% f        1.41% f        1.43%          1.38%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Mutual Discovery Fund

                                                         ------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                        2006           2005           2004           2003           2002
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    25.57     $    23.67     $    20.35     $    15.85     $    17.87
                                                         ------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................         0.38           0.11           0.18           0.09           0.16

 Net realized and unrealized gains (losses) ..........         5.19           3.33           3.49           4.69          (1.92)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................         5.57           3.44           3.67           4.78          (1.76)
                                                         ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (0.36)         (0.20)         (0.35)         (0.28)         (0.18)

 Net realized gains ..................................        (1.23)         (1.34)            --             --          (0.08)
                                                         ------------------------------------------------------------------------
Total distributions ..................................        (1.59)         (1.54)         (0.35)         (0.28)         (0.26)
                                                         ------------------------------------------------------------------------
Redemption fees ......................................           -- e           -- e           -- e           --             --
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    29.55     $    25.57     $    23.67     $    20.35     $    15.85
                                                         ========================================================================

Total return c .......................................        22.16%         14.59%         18.22%         30.22%         (9.94)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $  274,181     $  225,158     $  186,841     $  115,801     $   64,747

Ratios to average net assets:

 Expenses d ..........................................         2.05% f        2.07% f        2.07% f        2.11%          2.04%

 Net investment income ...............................         1.28%          0.42%          0.87%          0.55%          0.88%

Portfolio turnover rate ..............................        22.27%         25.69%         34.34%         46.34%         40.95%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ............................................         2.02% f        2.04% f        2.06% f        2.08%          2.03%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

                                                         ------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS C                                                        2006           2005           2004           2003           2002
                                                         ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    25.90     $    23.97     $    20.59     $    16.02     $    18.03
                                                         ------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................         0.36           0.11           0.19           0.10           0.16

 Net realized and unrealized gains (losses) ..........         5.28           3.38           3.53           4.73          (1.94)
                                                         ------------------------------------------------------------------------
Total from investment operations .....................         5.64           3.49           3.72           4.83          (1.78)
                                                         ------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (0.38)         (0.22)         (0.34)         (0.26)         (0.15)

 Net realized gains ..................................        (1.23)         (1.34)            --             --          (0.08)
                                                         ------------------------------------------------------------------------
Total distributions ..................................        (1.61)         (1.56)         (0.34)         (0.26)         (0.23)
                                                         ------------------------------------------------------------------------
Redemption fees ......................................           -- e           -- e           -- e           --             --
                                                         ------------------------------------------------------------------------
Net asset value, end of year .........................   $    29.93     $    25.90     $    23.97     $    20.59     $    16.02
                                                         ========================================================================

Total return c .......................................        22.17%         14.56%         18.17%         30.29%         (9.98)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $2,242,348     $1,435,702     $  968,934     $  725,489     $  525,375

Ratios to average net assets:

 Expenses d ..........................................         2.05% f        2.07% f        2.07% f        2.11%          2.03%

 Net investment income ...............................         1.28%          0.42%          0.87%          0.55%          0.89%

Portfolio turnover rate ..............................        22.27%         25.69%         34.34%         46.34%         40.95%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ............................................         2.02% f        2.04% f        2.06% f        2.08%          2.02%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Mutual Discovery Fund

                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS R                                                        2006           2005           2004           2003         2002 g
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...................   $    25.88     $    23.94     $    20.57     $    16.01     $    18.08
                                                         -------------------------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................         0.50           0.22           0.29           0.17           0.25

 Net realized and unrealized gains (losses) ..........         5.29           3.40           3.54           4.76          (1.95)
                                                         -------------------------------------------------------------------------
Total from investment operations .....................         5.79           3.62           3.83           4.93          (1.70)
                                                         -------------------------------------------------------------------------
Less distributions from:

 Net investment income ...............................        (0.51)         (0.34)         (0.46)         (0.37)         (0.29)

 Net realized gains ..................................        (1.23)         (1.34)            --             --          (0.08)
                                                         -------------------------------------------------------------------------
Total distributions ..................................        (1.74)         (1.68)         (0.46)         (0.37)         (0.37)
                                                         -------------------------------------------------------------------------
Redemption fees ......................................           -- e           -- e           -- e           --             --
                                                         -------------------------------------------------------------------------
Net asset value, end of year .........................   $    29.93     $    25.88     $    23.94     $    20.57     $    16.01
                                                         =========================================================================

Total return c .......................................        22.78%         15.13%         18.84%         30.87%         (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ......................   $  175,790     $   99,501     $   46,690     $   19,546     $    3,932

Ratios to average net assets:

 Expenses d ..........................................         1.55% f        1.57% f        1.57% f        1.61%          1.54% h

 Net investment income ...............................         1.78%          0.92%          1.37%          1.05%          1.38% h

Portfolio turnover rate ..............................        22.27%         25.69%         34.34%         46.34%         40.95%

Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ............................................         1.52% f        1.54% f        1.56% f        1.58%          1.54% h

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

e     Amount rounds to less than $0.01 per share.

f     Benefit of expense reduction rounds to less than 0.01%.

g     For the period January 2, 2002 (effective date) to December 31, 2002.

h     Annualized.


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

STATEMENT OF INVESTMENTS, DECEMBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                          COUNTRY          CONTRACTS              VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS 93.1%
           COMMON STOCKS AND OTHER EQUITY INTERESTS 90.0%
           AIRLINES 0.3%
         a ACE Aviation Holdings Inc., A ...........................       Canada          1,246,832         $    40,435,770
       a,b ACE Aviation Holdings Inc., A, 144A .....................       Canada             64,416               2,089,063
                                                                                                             ---------------
                                                                                                                  42,524,833
                                                                                                             ---------------
           AUTOMOBILES 0.6%
           Hero Honda Motors Ltd. ..................................       India           1,042,903              18,022,375
 a,c,d,e,g International Automotive Components Group Brazil LLC ....       Brazil          3,204,016              13,200,546
 a,c,d,e,g International Automotive Components Group Japan LLC .....       Japan             561,502               4,717,117
   a,d,e,g International Automotive Components Group LLC ...........     Luxembourg       13,618,870              13,618,870
           Renault SA ..............................................       France            184,310              22,140,155
                                                                                                             ---------------
                                                                                                                  71,699,063
                                                                                                             ---------------
           BEVERAGES 4.7%
           Brown-Forman Corp., A ...................................   United States         143,200               9,655,976
           Brown-Forman Corp., B ...................................   United States         391,650              25,942,896
           Carlsberg AS, A .........................................      Denmark            113,300              10,429,087
           Carlsberg AS, B .........................................      Denmark          1,876,968             186,394,365
           Fomento Economico Mexicano SA de CV, ADR ................       Mexico          1,050,228             121,574,393
           Lotte Chilsung Beverage Co. Ltd. ........................    South Korea           55,692              83,837,420
           Pernod Ricard SA ........................................       France            705,052             161,942,469
                                                                                                             ---------------
                                                                                                                 599,776,606
                                                                                                             ---------------
           BUILDING PRODUCTS 0.5%
         a Armstrong World Industries Inc. .........................   United States         261,272              11,075,320
       a,f Armstrong World Industries Inc., Contingent Distribution    United States      22,185,050                 277,313
           KCC Corp. ...............................................    South Korea          126,721              39,447,021
     a,e,f Owens Corning, Contingent Distribution ..................   United States      29,308,034                      --
       a,d Owens Corning Inc. ......................................   United States         600,722              17,063,509
       a,d Owens Corning Inc., options to sell (shares), exercise
            price $25.00, expiration date, 4/06/07 .................   United States         535,890                      --
       a,d Owens Corning Inc., options to purchase (shares),
            exercise price $37.50, expiration date, 1/02/08 ........   United States         535,890                      --
                                                                                                             ---------------
                                                                                                                  67,863,163
                                                                                                             ---------------
           CAPITAL MARKETS 0.6%
           Legg Mason Inc. .........................................   United States         852,120              80,994,006
                                                                                                             ---------------
           CHEMICALS 2.9%
         a Arkema ..................................................       France             72,224               3,711,558
         a Arkema, ADR .............................................       France             10,432                 536,096
     a,f,s Dow Corning Corp., Contingent Distribution ..............   United States      14,735,153               5,709,872
           K+S AG ..................................................      Germany            905,371              98,299,848
           Linde AG ................................................      Germany          1,662,431             172,311,507
         a Sika AG .................................................    Switzerland           53,892              83,587,772
                                                                                                             ---------------
                                                                                                                 364,156,653
                                                                                                             ---------------
           COMMERCIAL BANKS 8.1%
           Bank of Ireland .........................................   United States       1,707,777              39,451,141
           BNP Paribas SA ..........................................       France            594,632              64,875,616


                                                              Annual Report | 23

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           COMMERCIAL BANKS (CONTINUED)
           Chinatrust Financial Holding Co. Ltd. ...................       Taiwan         88,975,040         $    74,407,545
           Danske Bank AS ..........................................      Denmark          1,352,880              60,109,906
   a,c,d,e FE Capital Holdings Ltd. ................................       Japan              11,589              15,668,208
           First Community Bancorp .................................   United States         518,434              27,098,545
           Intesa Sanpaulo SpA .....................................       Italy          13,008,438             100,454,958
         a Investors Bancorp Inc. ..................................   United States           1,775                  27,921
           Mitsubishi UFJ Financial Group Inc. .....................       Japan              11,055             136,521,611
           Natixis .................................................       France            843,500              23,694,474
     a,d,e NCB Warrant Holdings Ltd., A ............................       Japan              55,890               6,582,165
           Societe Generale, A .....................................       France            773,452             131,299,991
           Sumitomo Mitsui Financial Group Inc. ....................       Japan              12,485             127,959,844
           Svenska Handelsbanken AB, A .............................       Sweden          3,204,537              96,820,872
           Swedbank AB, A ..........................................       Sweden          3,112,200             112,882,663
           Wachovia Corp. ..........................................   United States         322,590              18,371,500
                                                                                                             ---------------
                                                                                                               1,036,226,960
                                                                                                             ----------------
           COMMERCIAL SERVICES & SUPPLIES 0.3%
         a Comdisco Holding Co. Inc. ...............................   United States             478                   5,640
       a,f Comdisco Holding Co. Inc., Contingent Distribution ......   United States      41,726,153                      --
           Fursys Inc. .............................................    South Korea          547,260              16,653,181
           Republic Services Inc. ..................................   United States         372,729              15,158,888
                                                                                                             ---------------
                                                                                                                  31,817,709
                                                                                                             ---------------
           COMPUTERS & PERIPHERALS 0.4%
     a,d,e DecisionOne Corp. .......................................   United States         359,884                 256,597
         a Dell Inc. ...............................................   United States       1,126,340              28,259,871
           International Business Machines Corp. ...................   United States         202,860              19,707,849
                                                                                                             ---------------
                                                                                                                  48,224,317
                                                                                                             ---------------
           CONSTRUCTION MATERIALS 1.1%
           Ciments Francais SA .....................................       France            399,572              76,744,701
         a Hanil Cement Co. Ltd. ...................................    South Korea          331,250              29,385,081
           Rinker Group Ltd. .......................................     Australia         2,069,142              29,482,522
                                                                                                             ---------------
                                                                                                                 135,612,304
                                                                                                             ---------------
           CONSUMER FINANCE 1.1%
           Aiful Corp. .............................................       Japan           1,649,780              46,429,731
     a,d,e Cerberus FIM Investors Auto Finance LLC .................   United States       6,498,835               6,583,840
     a,d,e Cerberus FIM Investors Commercial Finance LLC ...........   United States         830,418                 841,280
     a,d,e Cerberus FIM Investors Commercial Mortgage LLC ..........   United States       1,420,903               1,439,488
     a,d,e Cerberus FIM Investors Insurance LLC ....................   United States       6,769,270               6,857,812
     a,d,e Cerberus FIM Investors Rescap LLC .......................   United States      14,357,573              14,545,370
           Takefuji Corp. ..........................................       Japan           1,622,179              64,186,694
                                                                                                             ---------------
                                                                                                                 140,884,215
                                                                                                             ---------------
           CONTAINERS & PACKAGING 0.5%
           Temple-Inland Inc. ......................................   United States       1,371,420              63,126,463
                                                                                                             ---------------
           DISTRIBUTORS 0.3%
           Compania de Distribucion Integral Logista SA ............       Spain             564,170              36,417,423
                                                                                                             ---------------


24 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           DIVERSIFIED CONSUMER SERVICES 0.3%
           H&R Block Inc. ..........................................   United States       1,850,260         $    42,629,990
                                                                                                             ----------------
           DIVERSIFIED FINANCIAL SERVICES 4.4%
           Citigroup Inc. ..........................................   United States         419,620              23,372,834
           Deutsche Boerse AG ......................................      Germany            346,021              63,682,176
           Euronext NV .............................................    Netherlands          752,610              88,916,709
           Fortis ..................................................      Belgium          2,986,983             127,397,255
           Guinness Peat Group PLC .................................    New Zealand       24,499,842              42,111,748
           Jardine Matheson Holdings Ltd. ..........................     Hong Kong         4,554,012              97,455,857
           Jardine Strategic Holdings Ltd. .........................     Hong Kong         8,061,800             107,221,940
           Leucadia National Corp. .................................   United States         410,740              11,582,868
       a,g Marconi Corp., Contingent Distribution ..................   United Kingdom     33,909,700                      --
         b Spinrite Income Fund, 144A ..............................       Canada            274,300                 266,002
                                                                                                             ----------------
                                                                                                                 562,007,389
                                                                                                             ----------------
           DIVERSIFIED TELECOMMUNICATION SERVICES 3.5%
   a,d,e,g AboveNet Inc. ...........................................   United States         332,512              10,188,168
   a,e,f,g AboveNet Inc., Contingent Distribution ..................   United States      46,367,000                      --
     a,d,g AboveNet Inc., options to purchase (shares), exercise
            price $20.95, expiration date, 9/09/13 .................   United States             464                  12,551
   a,d,e,g AboveNet Inc., wts., 9/08/08 ............................   United States          11,105                 355,360
   a,d,e,g AboveNet Inc., wts., 9/08/10 ............................   United States          13,066                 376,301
           Belgacom ................................................      Belgium          1,082,150              47,668,779
           BellSouth Corp. .........................................   United States       1,628,420              76,714,866
           Chunghwa Telecom Co. Ltd., ADR ..........................       Taiwan          2,902,333              57,263,030
           Embarq Corp. ............................................   United States           8,039                 422,530
     a,e,f Global Crossing Holdings Ltd., Contingent Distribution ..   United States      45,658,716                      --
           Koninklijke (Royal) KPN NV ..............................    Netherlands        4,511,679              64,142,260
           NTL Inc. ................................................   United Kingdom      5,425,163             136,931,114
           Sprint Nextel Corp. .....................................   United States         160,782               3,037,172
           Verizon Communications Inc. .............................   United States       1,385,973              51,613,634
                                                                                                             ----------------
                                                                                                                 448,725,765
                                                                                                             ----------------
           ELECTRIC UTILITIES 1.2%
           Constellation Energy Group ..............................   United States       1,098,560              75,657,827
           E.ON AG .................................................      Germany            597,820              81,511,536
                                                                                                             ----------------
                                                                                                                 157,169,363
                                                                                                             ----------------
           ELECTRICAL EQUIPMENT 0.2%
           American Power Conversion Corp. .........................   United States         936,000              28,632,240
                                                                                                             ----------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS 0.0% h
           Symbol Technologies Inc. ................................   United States         118,800               1,774,872
                                                                                                             ----------------
           ENERGY EQUIPMENT & SERVICES 2.0%
         a Basic Energy Services Inc. ..............................   United States          11,144                 274,700
         a Bergesen Worldwide Offshore Ltd. ........................       Norway          5,771,664              24,250,689
           Bourbon SA ..............................................       France            691,937              38,024,484
     a,b,i Compagnie Generale de Geophysique SA, 144A ..............       France             77,677              16,836,660


                                                              Annual Report | 25

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           ENERGY EQUIPMENT & SERVICES (CONTINUED)
         a Petroleum Geo-Services ASA ..............................       Norway          1,796,568         $    42,208,803
         a Seadrill Ltd. ...........................................      Bermuda          7,893,470             133,233,004
                                                                                                             ---------------
                                                                                                                 254,828,340
                                                                                                             ---------------
           FOOD & STAPLES RETAILING 1.8%
           Carrefour SA ............................................       France          2,719,088             164,893,909
           RHM PLC .................................................   United Kingdom      9,333,685              69,275,971
                                                                                                             ---------------
                                                                                                                 234,169,880
                                                                                                             ---------------
           FOOD PRODUCTS 9.0%
           Cadbury Schweppes PLC ...................................   United Kingdom     10,525,595             112,648,936
           Cermaq ASA ..............................................       Norway          3,630,328              52,979,641
         c CSM NV ..................................................    Netherlands        4,036,926             155,445,294
         c Farmer Brothers Co. .....................................   United States         904,637              19,314,000
           General Mills Inc. ......................................   United States         478,600              27,567,360
           Groupe Danone ...........................................       France            822,960             124,712,784
         a Lotte Confectionary Co. Ltd. ............................    South Korea           52,189              67,901,817
           Nestle SA ...............................................    Switzerland          219,229              77,900,912
           Nong Shim Co. Ltd. ......................................    South Korea          153,896              47,161,677
         g Orkla ASA ...............................................       Norway          5,104,342             288,958,998
         a Pan Fish ASA ............................................       Norway        154,407,626             141,144,953
           Rieber & Son ASA ........................................       Norway          3,605,065              32,375,977
                                                                                                             ---------------
                                                                                                               1,148,112,349
                                                                                                             ---------------
           HEALTH CARE EQUIPMENT & SUPPLIES 0.6%
         t Bausch & Lomb Inc. ......................................   United States         991,370              51,610,722
         a Boston Scientific Corp. .................................   United States       1,577,917              27,108,614
                                                                                                             ---------------
                                                                                                                  78,719,336
                                                                                                             ---------------
           HEALTH CARE PROVIDERS & SERVICES 1.5%
           Aetna Inc. ..............................................   United States         320,335              13,832,065
           Caremark Rx Inc. ........................................   United States         950,600              54,288,766
   a,d,e,g Kindred Healthcare Inc. .................................   United States       1,135,557              27,239,174
   a,d,e,g Kindred Healthcare Inc., options to purchase (shares):
            exercise price $23.75, expiration date, 7/17/11 ........   United States           3,002                     713
            exercise price $26.00, expiration date, 1/01/12 ........   United States             898                      --
            exercise price $9.07, expiration date, 1/01/13 .........   United States             672                  10,021
            exercise price $25.99, expiration date, 1/01/14 ........   United States             446                      --
            exercise price $27.90, expiration date, 1/10/15 ........   United States             186                      --
           MDS Inc. ................................................       Canada          1,294,341              23,626,375
           Rhoen-Klinikum AG .......................................      Germany          1,581,585              75,556,439
                                                                                                             ---------------
                                                                                                                 194,553,553
                                                                                                             ---------------
           HOTELS, RESTAURANTS & LEISURE 0.2%
   a,c,d,e Hancock Discovery LLC ...................................   United States       8,758,216                      --
           Ladbrokes PLC ...........................................   United Kingdom      1,252,587              10,271,952
         a Trump Entertainment Resorts Inc. ........................   United States         839,693              15,316,001
                                                                                                             ---------------
                                                                                                                  25,587,953
                                                                                                             ---------------


26 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           HOUSEHOLD DURABLES 0.3%
           Hunter Douglas NV .......................................    Netherlands          323,874         $    26,036,568
           Koninklijke Philips Electronics NV ......................    Netherlands          272,485              10,276,452
                                                                                                             ---------------
                                                                                                                  36,313,020
                                                                                                             ---------------
           INDUSTRIAL CONGLOMERATES 2.1%
           Keppel Corp. Ltd. .......................................     Singapore         7,739,672              88,831,215
           Siemens AG ..............................................      Germany            876,269              87,447,944
           Tyco International Ltd. .................................   United States       3,126,520              95,046,208
                                                                                                             ---------------
                                                                                                                 271,325,367
                                                                                                             ---------------
           INSURANCE 6.3%
         a Alleghany Corp. .........................................   United States          75,045              27,286,362
           American International Group Inc. .......................   United States         500,700              35,880,162
   a,c,d,e Augsburg Re AG ..........................................    Switzerland           66,860                      --
         a Berkshire Hathaway Inc., A ..............................   United States             853              93,821,470
         a Berkshire Hathaway Inc., B ..............................   United States          34,470             126,367,020
         a Conseco Inc. ............................................   United States       2,279,675              45,547,907
           E-L Financial Corp. Ltd. ................................       Canada            177,619              96,011,053
           Hartford Financial Services Group Inc. ..................   United States         511,000              47,681,410
   a,c,d,e Imagine Group Holdings Ltd. .............................      Bermuda          4,551,501              49,929,966
           Montpelier Re Holdings Ltd. .............................      Bermuda            348,227               6,480,505
           Old Republic International Corp. ........................   United States       1,898,187              44,189,793
     a,d,e Olympus Re Holdings Ltd. ................................      Bermuda             47,160                  47,160
           Prudential Financial Inc. ...............................   United States         421,200              36,164,232
           The St. Paul Travelers Cos. Inc. ........................   United States       1,037,460              55,701,227
           White Mountains Insurance Group Ltd. ....................   United States         172,815             100,134,195
           Zurich Financial Services AG ............................    Switzerland          121,104              32,597,852
                                                                                                             ---------------
                                                                                                                 797,840,314
                                                                                                             ---------------
           MACHINERY 2.2%
         a Hanjin Heavy Industries Co. Ltd. ........................    South Korea        1,496,470              48,755,958
           Kone OYJ, B .............................................      Finland             77,263               4,379,494
           Scania AB ...............................................       Sweden            761,160              53,438,516
           Schindler Holding AG ....................................    Switzerland        2,158,820             135,795,456
           Schindler Holding AG, Registered ........................    Switzerland          659,880              41,156,194
                                                                                                             ---------------
                                                                                                                 283,525,618
                                                                                                             ---------------
           MEDIA 4.3%
           CJ CGV Co. Ltd. .........................................    South Korea          849,040              19,537,049
           Clear Channel Communications Inc. .......................   United States       1,529,370              54,353,810
         a Comcast Corp., A ........................................   United States         443,600              18,577,968
           Daekyo Co. Ltd. .........................................    South Korea          367,570              36,757,000
           JC Decaux SA ............................................       France          2,791,333              79,884,273
         a Liberty Media Holding Corp.-Capital, A ..................   United States         212,775              20,847,695
           Mediaset SpA ............................................       Italy           1,407,167              16,699,201
         j News Corp., A ...........................................   United States       3,489,300              74,950,164
           Sun-Times Media Group Inc., A ...........................   United States         880,440               4,322,960


                                                              Annual Report | 27

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           MEDIA (CONTINUED)
           Time Warner Inc. ........................................   United States       7,333,400         $   159,721,452
       a,e TVMAX Holdings Inc. .....................................   United States         118,432                 118,432
         a Viacom Inc., B ..........................................   United States         858,450              35,222,204
           Washington Post Co., B ..................................   United States          34,052              25,389,171
                                                                                                             ---------------
                                                                                                                 546,381,379
                                                                                                             ---------------
           METALS & MINING 3.1%
           Anglo American PLC ......................................    South Africa       3,338,986             162,884,064
   c,d,e,g Esmark Inc. .............................................   United States           7,661               6,307,990
         a Gammon Lake Resources Inc. ..............................       Canada          4,215,239              68,695,463
           Mittal Steel Co. NV .....................................    Netherlands        2,064,826              87,139,780
           Phelps Dodge Corp. ......................................   United States         310,930              37,224,540
           United States Steel Corp. ...............................   United States         395,450              28,923,213
                                                                                                             ---------------
                                                                                                                 391,175,050
                                                                                                             ---------------
           MULTI-UTILITIES & UNREGULATED POWER 2.2%
           NorthWestern Corp. ......................................   United States         324,938              11,496,307
       a,f NorthWestern Corp., Contingent Distribution .............   United States       9,839,500               1,028,196
         a NorthWestern Corp., wts., 11/01/07 ......................   United States          17,778                 202,491
           RWE AG ..................................................      Germany          1,172,783             129,207,107
           Suez SA .................................................       France          2,598,449             134,562,134
                                                                                                             ---------------
                                                                                                                 276,496,235
                                                                                                             ---------------
           MULTILINE RETAIL 0.1%
           Jelmoli Holding AG ......................................    Switzerland            8,345              18,730,110
                                                                                                             ---------------
           OIL, GAS & CONSUMABLE FUELS 1.5%
     a,d,e Anchor Resources LLC ....................................   United States          53,272                      --
           BP PLC ..................................................   United Kingdom      2,095,000              23,283,066
           BP PLC, ADR .............................................   United Kingdom        180,900              12,138,390
           Eni SpA .................................................       Italy             847,600              28,508,918
           Royal Dutch Shell PLC, A ................................   United Kingdom      1,707,540              60,227,897
           Total SA, B .............................................       France            510,684              36,841,116
           Total SA, B, ADR ........................................       France            417,296              30,011,928
                                                                                                             ---------------
                                                                                                                 191,011,315
                                                                                                             ---------------
           PAPER & FOREST PRODUCTS 1.7%
           Weyerhaeuser Co. ........................................   United States       3,052,200             215,637,930
                                                                                                             ---------------
           PERSONAL PRODUCTS 0.5%
         a Amorepacific Corp. ......................................    South Korea           99,940              62,328,172
                                                                                                             ---------------
           PHARMACEUTICALS 1.3%
           Merck & Co. Inc. ........................................   United States         468,600              20,430,960
           Pfizer Inc. .............................................   United States       2,675,730              69,301,407
           Sanofi-Aventis ..........................................       France            832,963              76,913,715
                                                                                                             ---------------
                                                                                                                 166,646,082
                                                                                                             ---------------


28 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
           REAL ESTATE 4.3%
         e Canary Wharf Group PLC ..................................   United Kingdom      5,400,183         $    36,802,557
           Great Eagle Holdings Ltd. ...............................     Hong Kong        12,451,899              35,855,143
           iStar Financial Inc. ....................................   United States         675,840              32,318,669
           Link REIT ...............................................     Hong Kong        62,385,902             128,314,074
         c Potlatch Corp. ..........................................   United States       3,582,320             156,977,262
           Reckson Associates Realty Corp. .........................   United States         351,000              16,005,600
           Swire Pacific Ltd., A ...................................     Hong Kong         7,563,600              81,234,940
           Swire Pacific Ltd., B ...................................     Hong Kong        13,605,000              27,772,623
   a,c,d,e Torre Mayor Investments LP ..............................       Mexico                170              15,300,000
           Ventas Inc. .............................................   United States         516,500              21,858,280
                                                                                                             ---------------
                                                                                                                 552,439,148
                                                                                                             ---------------
           ROAD & RAIL 1.0%
     c,d,e Florida East Coast Industries Inc. ......................   United States       2,247,600             127,259,112
                                                                                                             ---------------
           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.1%
         a Agere Systems Inc. ......................................   United States         471,800               9,044,406
                                                                                                             ---------------
           SOFTWARE 0.7%
           Microsoft Corp. .........................................   United States       2,794,540              83,444,964
                                                                                                             ---------------
           TEXTILES, APPAREL & LUXURY GOODS 0.1%
           Christian Dior SA .......................................       France             75,476               8,045,291
                                                                                                             ---------------
           THRIFTS & MORTGAGE FINANCE 1.5%
           Countrywide Financial Corp. .............................   United States          92,500               3,926,625
           Hudson City Bancorp Inc. ................................   United States       2,326,520              32,292,098
           Hypo Real Estate Holding AG .............................      Germany          1,352,952              85,136,913
           Sovereign Bancorp Inc. ..................................   United States         966,840              24,548,068
           Washington Mutual Inc. ..................................   United States         965,450              43,918,320
                                                                                                             ---------------
                                                                                                                 189,822,024
                                                                                                             ---------------
           TOBACCO 10.4%
           Altadis SA ..............................................       Spain           3,181,151             166,501,379
         j Altria Group Inc. .......................................   United States       1,213,908             104,177,585
           British American Tobacco PLC ............................   United Kingdom     10,342,443             289,431,394
           Imperial Tobacco Group PLC ..............................   United Kingdom      6,448,546             253,833,028
           ITC Ltd. ................................................       India          18,037,005              71,939,500
           Japan Tobacco Inc. ......................................       Japan              31,226             150,837,569
           KT&G Corp. ..............................................    South Korea        4,689,999             284,930,047
                                                                                                             ---------------
                                                                                                               1,321,650,502
                                                                                                             ---------------
           TRADING COMPANIES & DISTRIBUTORS 0.2%
         a Kloeckner & Co. AG ......................................      Germany            506,310              22,042,331
                                                                                                             ---------------
           TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
            (COST $7,783,280,525) ..................................                                          11,467,393,115
                                                                                                             ---------------


                                                              Annual Report | 29

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/WARRANTS/
                                                                          COUNTRY         CONTRACTS               VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           PREFERRED STOCKS 0.2%
           DIVERSIFIED TELECOMMUNICATION SERVICES 0.0% h
         d PTV Inc., 10.00%, pfd., A ...............................   United Kingdom         86,280         $       323,550
                                                                                                             ---------------
           METALS & MINING 0.2%
   c,d,e,g Esmark Inc., 8.00%, cvt. pfd., A ........................   United States          27,889              26,968,663
                                                                                                             ---------------
           TOTAL PREFERRED STOCKS (COST $28,147,840) ...............                                              27,292,213
                                                                                                             ---------------

                                                                                      ------------------
                                                                                      PRINCIPAL AMOUNT k
                                                                                      ------------------
           CORPORATE BONDS & NOTES 1.1%
         b ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/1/35 ...       Canada          2,761,000 CAD           2,378,216
     c,d,e Augsburg Re AG, zero cpn., 2/17/07 ......................    Switzerland          768,890                   7,689
       d,e Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13   United States      19,390,926              19,390,926
       d,e Cerberus FIM Investors Commercial Finance LLC, 12.00%,
            11/22/13 ...............................................   United States       2,491,256               2,491,256
       d,e Cerberus FIM Investors Commercial Mortgage LLC, 12.00%,
            11/22/13 ...............................................   United States       4,262,708               4,262,708
       d,e Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13 ..   United States      20,307,811              20,307,811
       d,e Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13 .....   United States      43,072,719              43,072,719
       d,e DecisionOne Corp., 12.00%, 4/15/10 ......................   United States         418,890                 418,890
       e,l Motor Coach Industries International Inc., FRN, 18.37%,
            12/01/08 ...............................................   United States      27,768,992              28,463,217
           Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ........   United States      17,141,134              17,141,134
         e TVMAX Holdings Inc., PIK,
            11.50%, 1/30/07 ........................................   United States         200,896                 200,896
            14.00%, 1/30/07 ........................................   United States         632,666                 632,666
                                                                                                             ---------------
           TOTAL CORPORATE BONDS & NOTES (COST $132,443,044) .......                                             138,768,128
                                                                                                             ---------------
           CORPORATE BONDS & NOTES IN REORGANIZATION 1.3%
         m Adelphia Communications Corp.,
            9.25%, 10/01/02 ........................................   United States       4,491,000               4,109,265
            8.125%, 7/15/03 ........................................   United States         650,000                 599,625
            7.50%, 1/15/04 .........................................   United States       1,655,000               1,526,738
            10.50%, 7/15/04 ........................................   United States       2,605,000               2,435,675
            9.875%, 3/01/05 ........................................   United States       1,168,000               1,077,480
            10.25%, 11/01/06 .......................................   United States       5,186,000               4,732,225
            9.875%, 3/01/07 ........................................   United States         528,000                 487,080
            8.375%, 2/01/08 ........................................   United States       4,053,000               3,738,892
            7.75%, 1/15/09 .........................................   United States       8,875,000               8,187,187
            7.875%, 5/01/09 ........................................   United States       4,280,000               3,884,100
            9.375%, 11/15/09 .......................................   United States       4,509,000               4,294,822
            senior note, 10.875%, 10/01/10 .........................   United States       3,769,000               3,476,903
            senior note, 10.25%, 6/15/11 ...........................   United States       4,712,000               4,499,960
         m Century Communications Corp.,
            8.875%, 1/15/07 ........................................   United States         262,000                 315,710
            8.75%, 10/01/07 ........................................   United States       2,620,000               3,071,950
            8.375%, 12/15/07 .......................................   United States         392,000                 472,360
            senior note, 9.50%, 3/01/05 ............................   United States         735,000                 893,025
            Series B, zero cpn., senior disc. note, 1/15/08 ........   United States       4,045,000               2,821,388
            zero cpn., 3/15/03 .....................................   United States       7,228,000               7,715,890


30 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY     PRINCIPAL AMOUNT k          VALUE
----------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS (CONTINUED)
           CORPORATE BONDS & NOTES IN REORGANIZATION (CONTINUED)
       l,m Collins & Aikman Products Co.,
             Revolver, FRN, 11.50%, 8/31/09 ........................   United States         586,240         $       334,157
             Tranche B1 Term Loan, FRN, 11.50%, 8/31/11 ............   United States       1,387,200                 790,704
         m Dana Corp.,
             6.50%, 3/01/09 ........................................   United States         430,000                 324,650
             5.85%, 1/15/15 ........................................   United States      15,800,000              11,376,000
             7.00%, 3/01/29 ........................................   United States       3,435,000               2,541,900
       l,m Eurotunnel PLC,
             S8 Tier 1 EFL2 Stabilization Note, FRN, 5.971%, 3/15/26   United Kingdom        249,000 GBP             175,546
           b Senior Tranche G2 Term Loan A, 144A, FRN, 5.747%,
             12/15/12 ..............................................   United Kingdom        657,069 GBP           1,302,856
             Tier 2, FRN, 5.959%, 12/31/18 .........................   United Kingdom      6,155,799 GBP          12,070,277
             Tier 3, FRN, 5.895%, 12/31/25 .........................   United Kingdom     24,432,938 GBP          41,867,210
           Eurotunnel SA,
           l S6 Tier 1 FM2 Stabilization Note, FRN, 4.187%, 3/15/26        France             36,000 EUR              17,108
           l S7 Tier 1 FM4 Stabilization Note, FRN, 4.187%, 3/15/26        France            165,000 EUR              78,411
             Senior Tranche H1 Term Loan (KfW Advance), 8.78%,
             12/15/12 ..............................................       France            706,000 EUR             943,605
           l Tier 2 (LIBOR), FRN, 4.305%, 12/31/18 .................       France          1,420,047 EUR           1,876,876
           l Tier 2 (PIBOR), FRN, 4.291%, 12/31/18 .................       France            628,134 EUR             830,204
           l Tier 3 (LIBOR), FRN, 4.300%, 12/31/25 .................       France         27,236,561 EUR          31,459,418
           l Tier 3 (PIBOR), FRN, 4.304%, 12/31/25 .................       France          5,943,809 EUR           6,865,359
         m Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 .   United States          40,000                      40
                                                                                                             ---------------
           TOTAL CORPORATE BONDS & NOTES IN REORGANIZATION
            (COST $131,557,197) ....................................                                             171,194,596
                                                                                                             ---------------
           GOVERNMENT AGENCIES (COST $65,000,000) 0.5%
           Federal Home Loan Bank, 2.26% - 5.48%, 1/26/07 - 2/28/08    United States      65,000,000              64,947,694
                                                                                                             ---------------
           TOTAL LONG TERM INVESTMENTS (COST $8,140,428,606) .......                                          11,869,595,746
                                                                                                             ---------------
           SHORT TERM INVESTMENTS 7.1%
           U.S. GOVERNMENT AND AGENCY SECURITIES 7.0%
           Government of Norway, 6.75%, 1/15/07 ....................      Norway          51,550,000 NOK           8,275,223
         n U.S. Treasury Bill, 5/03/07 .............................   United States     100,000,000              98,374,300
         n Federal Home Loan Bank, 1/02/07 - 6/04/07 ...............   United States     783,686,000             780,111,441
                                                                                                             ---------------
           TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
            (COST $885,420,683).....................................                                             886,760,964
                                                                                                             ---------------
         o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES 0.1%
         p REPURCHASE AGREEMENTS 0.1%
           Bank of America LLC, 5.30%, 1/02/07 (Maturity Value
            $3,001,110) Collateralized by U.S. Government Agency
             Securities, 5.00%, 5/01/35 - 7/01/35 ..................   United States       3,000,000               3,000,000
           Barclays Capital Inc., 5.30%, 1/02/07 (Maturity Value
            $3,489,291) Collateralized by U.S. Government Agency
             Securities, 3.308% - 7.063%, 5/01/17 - 6/01/39 ........   United States       3,488,000               3,488,000
           Deutsche Bank Securities Inc., 5.30%, 1/02/07
            (Maturity Value $3,001,780)
             Collateralized by U.S. Government Agency Securities,
              4.50% - 7.00%, 11/01/13 - 12/01/36 ...................   United States       3,000,000               3,000,000


                                                              Annual Report | 31

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY     PRINCIPAL AMOUNT k          VALUE
----------------------------------------------------------------------------------------------------------------------------
           SHORT TERM INVESTMENTS (CONTINUED)
         o INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED SECURITIES (CONTINUED)
         p REPURCHASE AGREEMENTS (CONTINUED)
           Citigroup Global Markets Inc., 5.30%, 1/02/07 (Maturity
            Value $3,333,977) Collateralized by U.S. Government
             Agency Securities, 3.758% - 7.00%, 12/01/13 - 12/01/36    United States       3,332,000         $     3,332,000
           Morgan Stanley & Co. Inc., 5.30%, 1/02/07 (Maturity
            Value $3,001,783) Collateralized by U.S. Government
             Agency Securities, 4.875% - 6.125%, 8/27/07 - 8/17/26 .   United States       3,000,000               3,000,000
                                                                                                             ---------------
           TOTAL INVESTMENT FROM CASH COLLATERAL RECEIVED
            FOR LOANED SECURITIES (COST $15,820,000)................                                              15,820,000
                                                                                                             ---------------
           TOTAL SHORT TERM INVESTMENTS (COST $901,240,683).........                                             902,580,964
                                                                                                             ---------------
           TOTAL INVESTMENTS (COST $9,041,669,289) 100.2%...........                                          12,772,176,710
           OPTIONS WRITTEN 0.0% h ..................................                                                 (54,465)
           SECURITIES SOLD SHORT (1.5)%  ...........................                                            (197,292,593)
           NET UNREALIZED LOSS ON FORWARD
            EXCHANGE CONTRACTS (0.4)%  .............................                                             (50,458,337)
           OTHER ASSETS, LESS LIABILITIES 1.7%  ....................                                             220,102,580
                                                                                                             ---------------
           NET ASSETS 100.0%........................................                                         $12,744,473,895
                                                                                                             ===============

                                                                                         -----------
                                                                                          CONTRACTS
                                                                                         -----------
         q OPTIONS WRITTEN 0.0% h
           HEALTH CARE EQUIPMENT & SUPPLIES 0.0%
           Bausch & Lomb Inc., Feb. 55.00 Calls, 2/17/07 ...........   United States             283         $        36,790
           Bausch & Lomb Inc., Jan. 55.00 Calls, 1/20/07 ...........   United States             707                  17,675
                                                                                                             ---------------
           TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $112,825).......                                                  54,465
                                                                                                             ---------------

                                                                                         -----------
                                                                                            SHARES
                                                                                         -----------
         r SECURITIES SOLD SHORT 1.5%
           DIVERSIFIED TELECOMMUNICATION SERVICES 0.6%
           AT&T Inc. ...............................................   United States       2,157,707              77,138,025
                                                                                                             ---------------
           ELECTRIC UTILITIES 0.3%
           FPL Group Inc. ..........................................   United States         628,713              34,214,561
           Iberdrola SA, Br. .......................................       Spain             273,185              11,943,663
                                                                                                             ---------------
                                                                                                                  46,158,224
                                                                                                             ---------------
           FOOD & STAPLES RETAILING 0.2%
           CVS Corp. ...............................................   United States         827,676              25,583,465
                                                                                                             ---------------
           FOOD PRODUCTS 0.1%
           Kraft Foods Inc., A .....................................   United States         424,867              15,167,752
                                                                                                             ---------------
           METALS & MINING 0.1%
           Freeport-McMoRan Copper & Gold Inc., B ..................   United States         208,350              11,611,346
                                                                                                             ---------------


32 | Annual Report

Mutual Discovery Fund

----------------------------------------------------------------------------------------------------------------------------
                                                                          COUNTRY           SHARES                VALUE
----------------------------------------------------------------------------------------------------------------------------
         r SECURITIES SOLD SHORT (CONTINUED)
           REAL ESTATE 0.1%
           LSI Logic Corp. .........................................   United States         982,500         $     8,842,500
           SL Green Realty Corp. ...................................   United States          36,458               4,840,893
                                                                                                             ---------------
                                                                                                                  13,683,393
                                                                                                             ---------------
           TEXTILES, APPAREL & LUXURY GOODS 0.1%
           LVMH Moet Hennessy Louis Vuitton ........................       France             75,332               7,950,388
                                                                                                             ---------------
           TOTAL SECURITIES SOLD SHORT (PROCEEDS $185,525,211)......                                         $   197,292,593
                                                                                                             ===============

CURRENCY ABBREVIATIONS

CAD   - Canadian Dollar
EUR   - Euro
GBP   - British Pound
NOK   - Norwegian Krone

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
FRN   - Floating Rate Note
LIBOR - London InterBank Offered Rate
PIBOR - Paris InterBank Offered Rate
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust

a     Non-income producing during the twelve months ended December 31, 2006.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2006, the aggregate value of these securities was $22,872,797, representing 0.18% of net assets.

c     See Note 12 regarding holdings of 5% voting securities.

d     See Note 11 regarding restricted securities.

e Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2006, the aggregate value of these securities was $467,337,631, representing 3.67% of net assets.

f Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

g     See Note 13 regarding other considerations - security board member.

h     Rounds to less than 0.1% of net assets.

i     A portion of the security is on loan as of December 31, 2006. See Note
      1(i).

j See Note 1(g) regarding securities segregated with broker for securities sold short.

k     The principal amount is stated in U.S. dollars unless otherwise indicated.

l     The coupon rate shown represents the rate at period end.

m     See Note 10 regarding defaulted securities.

n     The security is traded on a discount basis with no stated coupon rate.

o     See Note 1(h) regarding securities on loan.

p     See Note 1(c) regarding repurchase agreements.

q     See Note 1(f) regarding written options.

r     See Note 1(g) regarding securities sold short.

s See Note 13 regarding other considerations - credit committee participation.

t A portion or all of the security is held in connection with written option contracts open at year end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 33

Mutual Discovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................................................................   $ 8,568,341,966
  Cost - Non-controlled affiliated issuers (Note 12) .......................................................       446,589,588
  Cost - Controlled affiliates (Note 12) ...................................................................        10,917,735
  Cost - Repurchase agreements .............................................................................        15,820,000
                                                                                                               ---------------
  Total cost of investments ................................................................................   $ 9,041,669,289
                                                                                                               ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for
   securities sold short in the amount of $178,172,777 and securities loaned in the amount of $15,152,930) .   $12,165,260,863
  Value - Non-controlled affiliated issuers (Note 12) ......................................................       591,095,847
  Value - Controlled affiliates (Note 12) ..................................................................                --
  Value - Repurchase agreements ............................................................................        15,820,000
                                                                                                               ---------------
  Total value of investments ...............................................................................    12,772,176,710
 Cash ......................................................................................................         2,897,843
 Cash on deposit with brokers for securities sold short ....................................................       223,770,071
 Foreign currency, at value (cost $46,502,083) .............................................................        47,560,466
 Receivables:
  Investment securities sold ...............................................................................        38,014,928
  Capital shares sold ......................................................................................        45,696,832
  Dividends and interest ...................................................................................        11,093,318
  Other ....................................................................................................         1,095,686
 Unrealized gain on forward exchange contracts (Note 8) ....................................................        40,208,269
 Due from broker - synthetic equity swaps (Note 7) .........................................................         4,354,550
                                                                                                               ---------------
      Total assets .........................................................................................    13,186,868,673
                                                                                                               ---------------
Liabilities:
 Payables:
  Investment securities purchased ..........................................................................        10,064,029
  Capital shares redeemed ..................................................................................       108,391,685
  Affiliates ...............................................................................................        17,333,158
  Foreign tax ..............................................................................................         1,096,820
 Options written, at value (premiums received $112,825) ....................................................            54,465
 Securities sold short, at value (proceeds $185,525,211) ...................................................       197,292,593
 Payable upon return of securities loaned ..................................................................        15,820,000
 Unrealized loss on forward exchange contracts (Note 8) ....................................................        90,666,606
 Accrued expenses and other liabilities ....................................................................         1,675,422
                                                                                                               ---------------
      Total liabilities ....................................................................................       442,394,778
                                                                                                               ---------------
        Net assets, at value ...............................................................................   $12,744,473,895
                                                                                                               ===============
Net assets consist of:
 Paid-in capital ...........................................................................................   $ 9,063,478,571
 Distribution in excess of net investment income ...........................................................       (12,725,521)
 Net unrealized appreciation (depreciation) ................................................................     3,669,196,963
 Accumulated net realized gain (loss) ......................................................................        24,523,882
                                                                                                               ---------------
        Net assets, at value ...............................................................................   $12,744,473,895
                                                                                                               ===============


34 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2006

CLASS Z:
 Net assets, at value ......................................................................................   $ 3,923,802,163
                                                                                                               ===============
 Shares outstanding ........................................................................................       128,859,369
                                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................................   $         30.45
                                                                                                               ===============
CLASS A:
 Net assets, at value ......................................................................................   $ 6,128,353,217
                                                                                                               ===============
 Shares outstanding ........................................................................................       203,326,140
                                                                                                               ===============
 Net asset value per share a ...............................................................................   $         30.14
                                                                                                               ===============
 Maximum offering price per share (net asset value per share / 94.25%) .....................................   $         31.98
                                                                                                               ===============
CLASS B:
 Net assets, at value ......................................................................................   $   274,181,092
                                                                                                               ===============
 Shares outstanding ........................................................................................         9,277,503
                                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................................   $         29.55
                                                                                                               ===============
CLASS C:
 Net assets, at value ......................................................................................   $ 2,242,347,820
                                                                                                               ===============
 Shares outstanding ........................................................................................        74,924,570
                                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................................   $         29.93
                                                                                                               ===============
CLASS R:
 Net assets, at value ......................................................................................   $   175,789,603
                                                                                                               ===============
 Shares outstanding ........................................................................................         5,872,512
                                                                                                               ===============
 Net asset value and maximum offering price per share a ....................................................   $         29.93
                                                                                                               ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Mutual Discovery Fund

STATEMENT OF OPERATIONS
for the year ended December 31, 2006

Investment income:
 Dividends: (net of foreign taxes of $16,277,247)
  Unaffiliated issuers .....................................................................................   $   241,649,952
  Non-controlled affiliated issuers (Note 12) ..............................................................        53,063,201
 Interest (net of foreign taxes of $209) ...................................................................        53,544,952
 Income from securities loaned - net .......................................................................           946,049
 Other income (Note 14) ....................................................................................           292,776
                                                                                                               ---------------
      Total investment income ..............................................................................       349,496,930
                                                                                                               ---------------
Expenses:
 Management fees (Note 3a) .................................................................................        81,136,444
 Administrative fees (Note 3b) .............................................................................         8,018,493
 Distribution fees (Note 3c)
  Class A ..................................................................................................        14,846,910
  Class B ..................................................................................................         2,500,589
  Class C ..................................................................................................        18,305,452
  Class R ..................................................................................................           688,600
 Transfer agent fees (Note 3e) .............................................................................        11,663,027
 Custodian fees (Note 4) ...................................................................................         2,976,634
 Reports to shareholders ...................................................................................           923,522
 Registration and filing fees ..............................................................................           600,580
 Professional fees .........................................................................................         1,679,305
 Directors' fees and expenses ..............................................................................           213,069
 Dividends on securities sold short ........................................................................         2,689,442
 Other .....................................................................................................           240,591
                                                                                                               ---------------
      Total expenses .......................................................................................       146,482,658
      Expense reductions (Note 4) ..........................................................................           (30,128)
                                                                                                               ---------------
        Net expenses .......................................................................................       146,452,530
                                                                                                               ---------------
          Net investment income ............................................................................       203,044,400
                                                                                                               ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (Net of foreign taxes $1,096,820)
   Unaffiliated issuers ....................................................................................       623,716,938
   Non-controlled affiliated issuers (Note 12) .............................................................         1,115,271
  Written options ..........................................................................................           735,698
  Foreign currency transactions ............................................................................      (199,330,244)
  Securities sold short ....................................................................................       (16,629,288)
  Synthetic equity swaps ...................................................................................         7,647,073
                                                                                                               ---------------
        Net realized gain (loss) ...........................................................................       417,255,448
                                                                                                               ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................................................................     1,671,267,926
  Translation of assets and liabilities denominated in foreign currencies ..................................      (111,994,669)
 Change in deferred taxes on unrealized appreciation (depreciation) ........................................           212,578
                                                                                                               ---------------
        Net change in unrealized appreciation (depreciation) ...............................................     1,559,485,835
                                                                                                               ---------------
Net realized and unrealized gain (loss) ....................................................................     1,976,741,283
                                                                                                               ---------------
Net increase (decrease) in net assets resulting from operations ............................................   $ 2,179,785,683
                                                                                                               ===============


36 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Mutual Discovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             ---------------------------------
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                             ---------------------------------
                                                                                                  2006              2005
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................   $   203,044,400   $    74,139,679
  Net realized gain (loss) from investments, written options, securities sold short,
   synthetic equity swaps, and foreign currency transactions .............................       417,255,448       545,293,106
  Net change in unrealized appreciation (depreciation) on investments, translation
   of assets and liabilities denominated in foreign currencies, and deferred taxes .......     1,559,485,835       410,329,170
                                                                                             ---------------------------------
     Net increase (decrease) in net assets resulting from operations .....................     2,179,785,683     1,029,761,955
                                                                                             ---------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class Z ...............................................................................       (79,515,700)      (48,037,194)
   Class A ...............................................................................      (104,704,715)      (42,518,253)
   Class B ...............................................................................        (3,195,315)       (1,634,133)
   Class C ...............................................................................       (26,440,918)      (10,283,880)
   Class R ...............................................................................        (2,764,923)       (1,080,128)
Net realized gains:
   Class Z ...............................................................................      (152,564,620)     (146,590,402)
   Class A ...............................................................................      (226,734,020)     (171,167,526)
   Class B ...............................................................................       (11,010,320)      (11,212,671)
   Class C ...............................................................................       (85,287,764)      (70,203,636)
   Class R ...............................................................................        (6,547,343)       (4,839,461)
                                                                                             ---------------------------------
 Total distributions to shareholders .....................................................      (698,765,638)     (507,567,284)
                                                                                             ---------------------------------
 Capital share transactions: (Note 2)
   Class Z ...............................................................................       386,789,430       236,977,632
   Class A ...............................................................................     1,915,592,766     1,242,352,449
   Class B ...............................................................................        13,246,450        22,746,797
   Class C ...............................................................................       551,191,840       379,781,109
   Class R ...............................................................................        57,174,658        47,560,961
                                                                                             ---------------------------------
 Total capital share transactions ........................................................     2,923,995,144     1,929,418,948
                                                                                             ---------------------------------

 Redemption fees .........................................................................            54,889            45,185
                                                                                             ---------------------------------
     Net increase (decrease) in net assets ...............................................     4,405,070,078     2,451,658,804
Net assets:
 Beginning of year .......................................................................     8,339,403,817     5,887,745,013
                                                                                             ---------------------------------
 End of year .............................................................................   $12,744,473,895   $ 8,339,403,817
                                                                                             =================================
Distributions in excess of net investment income included in net assets:
 End of year .............................................................................   $   (12,725,521)  $    (1,761,200)
                                                                                             =================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 37

Mutual Discovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Mutual Series Fund Inc. (the Series Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as an open-end investment company, consisting of six separate funds. The Mutual Discovery Fund (the Fund) included in this report is diversified. The financial statements of the remaining funds in the Series Fund are presented separately. The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the- counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the


38 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end, had been entered into on December 29, 2006. Repurchase agreements are valued at cost.


                                                              Annual Report | 39

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("margin account"). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


40 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. SECURITIES LENDING

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                              Annual Report | 41

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short, are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Series Fund are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Series Fund. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


42 | Annual Report

Mutual Discovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

L. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

M. GUARANTEES AND INDEMNIFICATIONS

Under the Series Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2006, there were 870 million shares authorized ($0.001 par value). Transactions in the Fund's shares were as follows:

                                       ----------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                    2006                                   2005
                                       ----------------------------------------------------------------------
                                          SHARES            AMOUNT               SHARES            AMOUNT
                                       ----------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ......................     17,002,780     $   491,154,476         11,753,534     $   299,204,550
 Shares issued in reinvestment of
  distributions ...................      7,260,169         212,486,746          6,789,554         177,729,592
 Shares redeemed ..................    (10,860,325)       (316,851,792)        (9,384,324)       (239,956,510)
                                       ----------------------------------------------------------------------
 Net increase (decrease) ..........     13,402,624     $   386,789,430          9,158,764     $   236,977,632
                                       ======================================================================
CLASS A SHARES:
 Shares sold ......................     79,025,862     $ 2,243,787,149         56,645,618     $ 1,439,893,472
 Shares issued in reinvestment of
  distributions ...................     10,632,371         308,509,847          7,726,972         200,597,742
 Shares redeemed ..................    (22,474,891)       (636,704,230)       (15,740,243)       (398,138,765)
                                       ----------------------------------------------------------------------
 Net increase (decrease) ..........     67,183,342     $ 1,915,592,766         48,632,347     $ 1,242,352,449
                                       ======================================================================


                                                              Annual Report | 43

Mutual Discovery Fund

2. CAPITAL STOCK (CONTINUED)

                                       ----------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                    2006                                   2005
                                       ----------------------------------------------------------------------
                                          SHARES            AMOUNT               SHARES            AMOUNT
                                       ----------------------------------------------------------------------
CLASS B SHARES:
 Shares sold ......................      1,015,295     $    28,025,010          1,235,020     $    30,441,216
 Shares issued in reinvestment of
  distributions ...................        453,192          12,798,395            458,269          11,673,181
 Shares redeemed ..................       (996,900)        (27,576,955)          (781,874)        (19,367,600)
                                       ----------------------------------------------------------------------
 Net increase (decrease) ..........        471,587     $    13,246,450            911,415     $    22,746,797
                                       ======================================================================

CLASS C SHARES:
 Shares sold ......................     23,002,226     $   647,945,552         17,305,812     $   435,052,733
 Shares issued in reinvestment of
  distributions ...................      3,385,090          97,115,493          2,753,526          71,071,498
 Shares redeemed ..................     (6,905,349)       (193,869,205)        (5,039,587)       (126,343,122)
                                       ----------------------------------------------------------------------
 Net increase (decrease) ..........     19,481,967     $   551,191,840         15,019,751     $   379,781,109
                                       ======================================================================

CLASS R SHARES:
 Shares sold ......................      2,480,439     $    69,654,257          2,257,530     $    56,609,057
 Shares issued in reinvestment of
  distributions ...................        318,277           9,168,194            224,837           5,801,526
 Shares redeemed ..................       (770,653)        (21,647,793)          (587,868)        (14,849,622)
                                       ----------------------------------------------------------------------
 Net increase (decrease) ..........      2,028,063     $    57,174,658          1,894,499     $    47,560,961
                                       ======================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Series Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                         AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Investment Management Limited (FTIML)           Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent


44 | Annual Report

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.800%            Up to and including $4 billion
       0.770%            Over $4 billion, up to and including $7 billion
       0.750%            Over $7 billion, up to and including $10 billion
       0.730%            Over $10 billion, up to and including $15 billion
       0.710%            In excess of $15 billion

Under a subadvisory agreement, FTIML, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.150%            Up to and including $200 million
       0.135%            Over $200 million, up to and including $700 million
       0.100%            Over $700 million, up to and including $1.2 billion
       0.075%            In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Class Z shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ...........................................   0.35%
Class B ...........................................   1.00%
Class C ...........................................   1.00%
Class R ...........................................   0.50%


                                                              Annual Report | 45

Mutual Discovery Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
   unaffiliated brokers/dealers .........................  $6,478,038
Contingent deferred sales charges retained ..............  $  360,821

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $11,663,027, of which $6,806,199 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2006, the Fund deferred realized capital losses of $7,118,516.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

                                             ------------------------------
                                                 2006             2005
                                             ------------------------------
Distributions paid from:
 Ordinary income .........................   $ 250,153,080    $ 141,987,989
 Long term capital gain ..................     448,612,558      365,579,295
                                             ------------------------------
                                             $ 698,765,638    $ 507,567,284
                                             ==============================


46 | Annual Report

Mutual Discovery Fund

5. INCOME TAXES (CONTINUED)

At December 31, 2006, the cost of investments, net unrealized appreciation (depreciation), for income tax purposes were as follows:

Cost of investments ......................................   $ 9,067,669,148
                                                             ===============

Unrealized appreciation ..................................   $ 3,832,666,538
Unrealized depreciation ..................................      (128,158,976)
                                                             ---------------
Net unrealized appreciation (depreciation) ...............   $ 3,704,507,562
                                                             ===============

Distributable earnings - undistributed ordinary income ...   $     2,766,307
                                                             ===============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, foreign taxes paid on net realized gains and certain dividends on securities sold short.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2006, aggregated $4,381,879,622 and $2,180,251,477, respectively.

Transactions in options written during the year ended December 31, 2006, were as follows:

                                           ------------------------
                                           NUMBER OF       PREMIUMS
                                           CONTRACTS       RECEIVED
                                           ------------------------
Options outstanding at
 December 31, 2005 ....................          400   $     33,599
Options written .......................       12,705      2,113,076
Options expired .......................       (4,480)      (492,362)
Options exercised .....................       (6,110)    (1,252,399)
Options closed ........................       (1,525)      (289,089)
                                           ------------------------
Options outstanding at
 December 31, 2006 ....................          990   $    112,825
                                           ========================


                                                              Annual Report | 47

Mutual Discovery Fund

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2006, the Fund had the following synthetic equity swaps outstanding:

                                                             NUMBER OF     NOTIONAL     UNREALIZED
                                                             CONTRACTS      VALUE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
Scottish Power PLC (7.48 - 7.58 GBP)......................   1,659,690   $ 24,311,896   $  (207,388)
                                                                                        -----------
Net unrealized gain (loss)...........................................................   $  (207,388)
                                                                                        ===========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2006, the Fund had the following forward exchange contracts outstanding:

                                                CONTRACT     SETTLEMENT   UNREALIZED     UNREALIZED
                                                 AMOUNT         DATE         GAIN           LOSS
-----------------------------------------------------------------------------------------------------
CONTRACTS TO BUY
     51,757,225   Japanese Yen ............   $    451,405    3/19/07                   $     (12,004)

CONTRACTS TO SELL
     66,300,000   British Pound ...........    125,789,001    1/08/07                      (4,058,763)
     49,141,672   British Pound ...........     91,627,092    1/16/07                      (4,621,729)
    174,798,074   Euro ....................    221,414,101    1/18/07                      (9,564,812)
  1,188,452,881   Danish Krone ............    202,307,550    1/23/07                      (8,383,909)
    149,021,592   Euro ....................    193,330,900    1/24/07                      (3,647,488)
     67,346,603   Singapore Dollar ........     43,029,175    1/24/07                        (948,050)
     74,150,000   British Pound ...........    145,961,952    2/08/07     $   716,272
     58,722,720   British Pound ...........    111,551,435    2/08/07                      (3,475,152)
    654,484,025   Swedish Krona ...........     96,084,768    2/15/07         263,802
     39,150,000   British Pound ...........     76,862,486    2/20/07         173,237
    298,008,205   Euro ....................    379,153,521    2/20/07                     (15,218,751)
     62,674,156   Euro ....................     83,706,036    2/26/07         744,615
    152,522,909   Euro ....................    199,909,863    2/26/07                      (1,983,837)
     41,565,253   New Zealand Dollar ......     28,389,067    3/07/07                        (768,131)
  1,605,695,323   Norwegian Krone .........    264,303,002    3/07/07       6,041,213
    304,542,522   Swiss Franc .............    257,503,488    3/07/07       6,051,597
     18,699,703   Swiss Franc .............     15,388,549    3/07/07                         (51,251)
    340,000,000   Euro ....................    435,283,140    3/13/07                     (15,044,732)
     26,499,159   Australian Dollar .......     20,775,340    3/14/07                        (100,031)
    885,554,040   Swedish Krona ...........    130,230,872    3/15/07         381,315
 42,812,063,458   Japanese Yen ............    373,865,570    3/19/07      10,405,664
 10,488,187,500   Korean Won ..............     11,437,500    3/22/07         139,855
328,197,252,875   Korean Won ..............    347,625,000    3/22/07                      (5,934,344)
    207,984,085   Canadian Dollar .........    187,180,746    3/26/07       8,234,147
     98,130,422   Euro ....................    130,421,784    4/13/07         292,230
    208,856,557   Euro ....................    264,380,100    4/18/07                     (12,633,791)


48 | Annual Report

Mutual Discovery Fund

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                CONTRACT     SETTLEMENT   UNREALIZED     UNREALIZED
                                                 AMOUNT         DATE         GAIN           LOSS
-----------------------------------------------------------------------------------------------------
  CONTRACTS TO SELL (CONTINUED)
     56,050,000   Euro ....................   $ 75,103,653    5/24/07     $   662,373
    111,250,000   Euro ....................    143,820,663    5/24/07                   $  (3,932,992)
     59,465,954   Euro ....................     79,790,857    6/06/07         774,324
     54,607,623   Euro ....................     72,481,349    6/06/07                         (72,642)
  1,602,099,750   Taiwan Dollar ...........     50,325,000    6/06/07       1,158,137
  1,109,024,048   Norwegian Krone .........    183,082,971    6/07/07       4,169,488
    124,751,990   Norwegian Krone .........     20,100,000    6/07/07                        (214,197)
                                                                          ---------------------------
  Unrealized gain (loss) on forward exchange contracts ................    40,208,269     (90,666,606)
                                                                          ---------------------------
    Net unrealized gain (loss) on forward exchange contracts...........                 $ (50,458,337)
                                                                                        =============

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2006, the aggregate value of these securities was $171,194,596, representing 1.34% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

11. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.


                                                              Annual Report | 49

Mutual Discovery Fund

11. RESTRICTED SECURITIES (CONTINUED)

Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Directors as reflecting fair value, as follows:

----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT/
SHARES/                                                      ACQUISITION
WARRANTS      ISSUER                                            DATES              COST          VALUE
----------------------------------------------------------------------------------------------------------
    332,512   AboveNet Inc. ..........................   10/02/01 - 11/25/03    $15,655,782   $ 10,188,168
        464   AboveNet Inc., options to purchase
               (shares), exercise price $20.95,
               expiration date, 9/09/13 ..............    4/14/06 - 9/08/06              --         12,551
     11,105   AboveNet Inc., wts., 9/08/08 ...........   10/02/01 - 3/15/02       1,437,838        355,360
     13,066   AboveNet Inc., wts., 9/08/10 ...........   10/02/01 - 10/02/03      1,768,651        376,301
     53,272   Anchor Resources LLC ...................         6/29/04                   --             --
     66,860   Augsburg Re AG .........................         5/25/06               66,860             --
    768,890   Augsburg Re AG, zero cpn, 2/17/07 ......         5/25/06              768,890          7,689
  6,498,835   Cerberus FIM Investors Auto Finance,
               LLC ...................................        11/20/06            6,498,836      6,583,840
 19,390,926   Cerberus FIM Investors Auto Finance,
               LLC, 12.00%, 11/22/13 .................        11/21/06           19,390,926     19,390,926
    830,418   Cerberus FIM Investors Commercial
               Finance, LLC ..........................        11/20/06              830,419        841,280
  2,491,256   Cerberus FIM Investors Commercial
               Finance, LLC, 12.00%, 11/22/13.........        11/20/06            2,385,675      2,491,256
  1,420,903   Cerberus FIM Investors Commercial
               Mortgage, LLC..........................        11/20/06            1,420,903      1,439,488
  4,262,708   Cerberus FIM Investors Commercial
               Mortgage, LLC, 12.00%, 11/22/13........        11/20/06            4,262,708      4,262,708
  6,769,270   Cerberus FIM Investors Insurance,
               LLC ...................................        11/20/06            6,769,270      6,857,812
 20,307,811   Cerberus FIM Investors Insurance,
               LLC, 12.00%, 11/22/13 .................        11/20/06           20,307,811     20,307,811
 14,357,573   Cerberus FIM Investors Rescap, LLC .....        11/20/06           14,357,573     14,545,370
 43,072,719   Cerberus FIM Investors Rescap, LLC,
               12.00%, 11/22/13 ......................        11/20/06           43,072,719     43,072,719
    359,884   DecisionOne Corp. ......................    9/28/99 - 7/18/00         273,004        256,597
    418,890   DecisionOne Corp., 12.00%, 4/15/10 .....   10/29/99 - 10/16/06      1,121,048        418,890
      7,661   Esmark Inc. ............................         7/28/06            8,117,891      6,307,990
     27,889   Esmark Inc., 8.00%, cvt. pfd. A ........   11/08/04 - 9/29/06      27,889,000     26,968,663
     11,589   FE Capital Holdings Ltd. ...............    8/29/03 - 7/29/04              --     15,668,208
  2,247,600   Florida East Coast Industries Inc. .....   12/29/95 - 7/15/04      67,070,841    127,259,112
  8,758,216   Hancock Discovery, LLC .................         7/20/98           10,917,735             --
  4,551,501   Imagine Group Holdings Ltd. ............         8/31/04           46,614,197     49,929,966


50 | Annual Report

Mutual Discovery Fund

11. RESTRICTED SECURITIES (CONTINUED)

----------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT/
SHARES/                                                      ACQUISITION
WARRANTS      ISSUER                                            DATES              COST          VALUE
----------------------------------------------------------------------------------------------------------
  3,204,016   International Automotive Components
               Group Brazil, LLC .....................    4/13/06 - 8/21/06     $ 1,917,450   $ 13,200,546
    561,502   International Automotive Components
               Group Japan, LLC ......................   9/26/06 - 11/14/06       4,886,623      4,717,117
 13,618,870   International Automotive Components
               Group LLC .............................   1/12/06 - 10/16/06      13,625,552     13,618,870
  1,135,557   Kindred Healthcare Inc. ................   12/12/01 - 3/29/06      13,864,204     27,239,174
              Kindred Healthcare Inc., options to
               purchase (shares)
      3,002    exercise price $23.75, expiration date,
                7/17/11 ..............................    7/17/02 - 7/15/05              --            713
        898    exercise price $26.00, expiration date,
                1/01/12...............................    1/01/03 - 1/01/06              --             --
        672    exercise price $9.07, expiration date,
                1/01/13...............................    1/01/04 - 1/01/06              --         10,021
        446    exercise price $25.99, expiration date,
                1/01/14...............................    1/01/05 - 1/01/06              --             --
        186    exercise price $27.90, expiration date,
                1/10/15...............................         1/06/06                   --             --
     55,890   NCB Warrant Holdings Ltd., A ...........        12/16/05                   --      6,582,165
     47,160   Olympus Re Holdings Ltd. ...............        12/19/01            4,716,000         47,160
    600,722   Owens Corning Inc. .....................   10/20/06 - 12/20/06     16,945,428     17,063,509
    535,890   Owens Corning Inc., options to sell
               (shares), exercise price $25.00,
               expiration date, 4/06/07 ..............        10/20/06               18,686             --
    535,890   Owens Corning Inc., options to purchase
               (shares), exercise price $37.50,
               expiration date, 1/02/08 ..............        10/20/06               40,052             --
     86,280   PTV Inc., 10.00%, pfd, A ...............   12/07/01 - 3/06/02         258,840        323,550
        170   Torre Mayor Investments LP .............        10/28/02           12,536,488     15,300,000
                                                                                              ------------
                TOTAL RESTRICTED SECURITIES (3.58% of Net Assets) .........................   $455,645,530
                                                                                              ============


                                                              Annual Report | 51

Mutual Discovery Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended December 31, 2006 were as shown below.

                                      NUMBER OF                               NUMBER OF
                                     SHARES HELD                               SHARES                      INVESTMENT     REALIZED
                                     AT BEGINNING     GROSS        GROSS       HELD AT       VALUE AT        INCOME        CAPITAL
NAME OF ISSUER                         OF YEAR      ADDITIONS   REDUCTIONS   END OF YEAR   END OF YEAR       (LOSS)      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES a
Hancock Discovery LLC ............      8,758,216          --           --     8,758,216   $         --    $        --   $        --
                                                                                           -----------------------------------------

NON-CONTROLLED AFFILIATES
Augsberg Re AG ...................             --      66,860           --        66,860   $         --    $        --   $        --
Augsberg Re AG, zero cpn,
 2/17/07 .........................             --     768,890           --       768,890          7,689             --            --
CSM NV ...........................      3,219,606     817,320           --     4,036,926    155,445,294      3,441,407            --
Esmark Inc. ......................             --       7,661           --         7,661      6,307,990         61,288
Esmark Inc., 8.00%, cvt. pfd., A .         27,889          --           --        27,889     26,968,663      2,535,223
Farmer Brothers Co. ..............        904,637          --           --       904,637     19,314,000        384,471            --
FE Capital Holdings Ltd. .........         11,589          --           --        11,589     15,668,208             --            --
Florida East Coast
 Industries Inc. .................      2,247,600          --           --     2,247,600    127,259,112        606,852            --
Gammon Lake Resources Inc. .......      4,402,100          --      186,861     4,215,239             -- b           --     1,115,271
Imagine Group Holdings Ltd. ......      4,551,501          --           --     4,551,501     49,929,966             --            --
International Automotive
 Components Group Brazil LLC .....             --   3,204,016           --     3,204,016     13,200,546             --            --
International Automotive
 Components Group Japan LLC ......             --     561,502           --       561,502      4,717,117             --            --
Potlatch Corp. ...................      2,580,250   1,002,070           --     3,582,320    156,977,262     46,033,960            --
Torre Mayor Investments LP .......            170          --           --           170     15,300,000             --            --
                                                                                           -----------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ........................................................   $591,095,847    $53,063,201   $ 1,115,271
                                                                                           -----------------------------------------
TOTAL AFFILIATED SECURITIES (4.64% of Net Assets) ......................................   $591,095,847    $53,063,201   $ 1,115,271
                                                                                           =========================================

a Issuer in which the Fund owns 25% or more of the outstanding voting securities.

b     As of December 31,2006, no longer an affiliate.

13. OTHER CONSIDERATIONS

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, may serve as members on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time. The securities have been identified on the accompanying Statement of Investments.


52 | Annual Report

Mutual Discovery Fund

13. OTHER CONSIDERATIONS (CONTINUED)

Directors or employees of Franklin Mutual, as the Fund's Investment Manager, serve as members of various bondholders' steering committees, on credit committees, and represent the funds in certain corporate restructuring negotiations. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws. The securities have been identified on the accompanying Statement of Investments.

14. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006 and is recorded as other income.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


                                                              Annual Report | 53

Mutual Discovery Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


54 | Annual Report

Mutual Discovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF THE MUTUAL DISCOVERY FUND:

We have audited the accompanying statement of assets and liabilities of the Mutual Discovery Fund (one of the portfolio constituting the Franklin Mutual Series Fund Inc.) (the "Fund"), including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Fund Inc. at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 20, 2007


                                                              Annual Report | 55

Mutual Discovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $338,905,173 as a long term capital gain dividend for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $222,982,133 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $48,214,064 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $463,712 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 16.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2006.

At December 31, 2006, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 21, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class Z, Class A, Class B, Class C, and Class R shareholders of record.


56 | Annual Report

Mutual Discovery Fund

RECORD DATE: 12/21/2006

--------------------------------------------------------------------------------
                                               CLASS Z
                             FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                    PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Australia ................    $ 0.0000         $ 0.0002           $ 0.0002
Belgium ..................      0.0009           0.0042             0.0042
Bermuda ..................      0.0000           0.0005             0.0005
Canada ...................      0.0001           0.0015             0.0005
Denmark ..................      0.0001           0.0056             0.0006
France ...................      0.0080           0.0409             0.0387
Germany ..................      0.0040           0.0216             0.0189
Hong Kong ................      0.0000           0.0321             0.0000
India ....................      0.0027           0.0034             0.0034
Ireland ..................      0.0003           0.0070             0.0070
Italy ....................      0.0021           0.0097             0.0097
Japan ....................      0.0006           0.0064             0.0064
Luxembourg ...............      0.0018           0.0085             0.0085
Mexico ...................      0.0000           0.0014             0.0014
Netherlands ..............      0.0045           0.0313             0.0238
New Zealand ..............      0.0000           0.0006             0.0000
Norway ...................      0.0029           0.0140             0.0134
Singapore ................      0.0000           0.0034             0.0000
South Africa .............      0.0000           0.0112             0.0112
South Korea ..............      0.0038           0.0163             0.0163
Spain ....................      0.0040           0.0191             0.0191
Sweden ...................      0.0018           0.0087             0.0087
Switzerland ..............      0.0013           0.0095             0.0075
Taiwan ...................      0.0037           0.0076             0.0055
United Kingdom ...........      0.0000           0.1198             0.1087
                            ----------------------------------------------------
Total ....................    $ 0.0426         $ 0.3845           $ 0.3142
                            ====================================================

--------------------------------------------------------------------------------
                                               CLASS A
                             FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                    PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Australia ................    $ 0.0000         $ 0.0001           $ 0.0001
Belgium ..................      0.0009           0.0037             0.0037
Bermuda ..................      0.0000           0.0005             0.0005
Canada ...................      0.0001           0.0013             0.0004
Denmark ..................      0.0001           0.0050             0.0005
France ...................      0.0080           0.0360             0.0341
Germany ..................      0.0040           0.0190             0.0166
Hong Kong ................      0.0000           0.0283             0.0000
India ....................      0.0027           0.0030             0.0030
Ireland ..................      0.0003           0.0062             0.0062
Italy ....................      0.0021           0.0085             0.0085
Japan ....................      0.0006           0.0056             0.0056
Luxembourg ...............      0.0018           0.0075             0.0075
Mexico ...................      0.0000           0.0013             0.0013
Netherlands ..............      0.0045           0.0276             0.0209
New Zealand ..............      0.0000           0.0006             0.0000
Norway ...................      0.0029           0.0123             0.0118
Singapore ................      0.0000           0.0030             0.0000
South Africa .............      0.0000           0.0099             0.0099
South Korea ..............      0.0038           0.0144             0.0144
Spain ....................      0.0040           0.0168             0.0168
Sweden ...................      0.0018           0.0076             0.0076
Switzerland ..............      0.0013           0.0084             0.0066
Taiwan ...................      0.0037           0.0067             0.0048
United Kingdom ...........      0.0000           0.1054             0.0956
                            ----------------------------------------------------
Total ....................    $ 0.0426         $ 0.3387           $ 0.2764
                            ====================================================


                                                              Annual Report | 57

Mutual Discovery Fund

--------------------------------------------------------------------------------
                                               CLASS B
                             FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                    PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Australia ................    $ 0.0000         $ 0.0001           $ 0.0001
Belgium ..................      0.0009           0.0024             0.0024
Bermuda ..................      0.0000           0.0003             0.0003
Canada ...................      0.0001           0.0008             0.0003
Denmark ..................      0.0001           0.0032             0.0003
France ...................      0.0080           0.0230             0.0218
Germany ..................      0.0040           0.0121             0.0106
Hong Kong ................      0.0000           0.0181             0.0000
India ....................      0.0027           0.0019             0.0019
Ireland ..................      0.0003           0.0040             0.0040
Italy ....................      0.0021           0.0055             0.0055
Japan ....................      0.0006           0.0036             0.0036
Luxembourg ...............      0.0018           0.0048             0.0048
Mexico ...................      0.0000           0.0008             0.0008
Netherlands ..............      0.0045           0.0176             0.0134
New Zealand ..............      0.0000           0.0004             0.0000
Norway ...................      0.0029           0.0079             0.0076
Singapore ................      0.0000           0.0019             0.0000
South Africa .............      0.0000           0.0063             0.0063
South Korea ..............      0.0038           0.0092             0.0092
Spain ....................      0.0040           0.0107             0.0107
Sweden ...................      0.0018           0.0049             0.0049
Switzerland ..............      0.0013           0.0054             0.0042
Taiwan ...................      0.0037           0.0043             0.0031
United Kingdom ...........      0.0000           0.0674             0.0611
                            ----------------------------------------------------
Total ....................    $ 0.0426         $ 0.2166           $ 0.1769
                            ====================================================

--------------------------------------------------------------------------------
                                               CLASS C
                             FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                    PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Australia ................    $ 0.0000         $ 0.0001           $ 0.0001
Belgium ..................      0.0009           0.0025             0.0025
Bermuda ..................      0.0000           0.0003             0.0003
Canada ...................      0.0001           0.0009             0.0003
Denmark ..................      0.0001           0.0034             0.0004
France ...................      0.0080           0.0246             0.0233
Germany ..................      0.0040           0.0130             0.0114
Hong Kong ................      0.0000           0.0193             0.0000
India ....................      0.0027           0.0020             0.0020
Ireland ..................      0.0003           0.0042             0.0042
Italy ....................      0.0021           0.0058             0.0058
Japan ....................      0.0006           0.0038             0.0038
Luxembourg ...............      0.0018           0.0051             0.0051
Mexico ...................      0.0000           0.0009             0.0009
Netherlands ..............      0.0045           0.0188             0.0143
New Zealand ..............      0.0000           0.0004             0.0000
Norway ...................      0.0029           0.0084             0.0081
Singapore ................      0.0000           0.0020             0.0000
South Africa .............      0.0000           0.0067             0.0067
South Korea ..............      0.0038           0.0098             0.0098
Spain ....................      0.0040           0.0115             0.0115
Sweden ...................      0.0018           0.0052             0.0052
Switzerland ..............      0.0013           0.0057             0.0045
Taiwan ...................      0.0037           0.0046             0.0033
United Kingdom ...........      0.0000           0.0720             0.0653
                            ----------------------------------------------------
Total ....................    $ 0.0426         $ 0.2310           $ 0.1888
                            ====================================================


58 | Annual Report

Mutual Discovery Fund

--------------------------------------------------------------------------------
                                               CLASS R
                             FOREIGN TAX    FOREIGN SOURCE    FOREIGN QUALIFIED
COUNTRY                    PAID PER SHARE  INCOME PER SHARE  DIVIDENDS PER SHARE
--------------------------------------------------------------------------------
Australia ................    $ 0.0000         $ 0.0001           $ 0.0001
Belgium ..................      0.0009           0.0034             0.0034
Bermuda ..................      0.0000           0.0004             0.0004
Canada ...................      0.0001           0.0012             0.0004
Denmark ..................      0.0001           0.0046             0.0005
France ...................      0.0080           0.0330             0.0312
Germany ..................      0.0040           0.0174             0.0152
Hong Kong ................      0.0000           0.0259             0.0000
India ....................      0.0027           0.0027             0.0027
Ireland ..................      0.0003           0.0057             0.0057
Italy ....................      0.0021           0.0078             0.0078
Japan ....................      0.0006           0.0052             0.0052
Luxembourg ...............      0.0018           0.0069             0.0069
Mexico ...................      0.0000           0.0012             0.0012
Netherlands ..............      0.0045           0.0253             0.0192
New Zealand ..............      0.0000           0.0005             0.0000
Norway ...................      0.0029           0.0113             0.0108
Singapore ................      0.0000           0.0027             0.0000
South Africa .............      0.0000           0.0091             0.0091
South Korea ..............      0.0038           0.0132             0.0132
Spain ....................      0.0040           0.0154             0.0154
Sweden ...................      0.0018           0.0070             0.0070
Switzerland ..............      0.0013           0.0077             0.0060
Taiwan ...................      0.0037           0.0061             0.0044
United Kingdom ...........      0.0000           0.0967             0.0877
                            ----------------------------------------------------
Total ....................    $ 0.0426         $ 0.3105           $ 0.2535
                            ====================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 59

Mutual Discovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)   Director        Since 1987         7                          Director, A.T.D. Inc. (financial
101 John F. Kennedy Parkway                                                                    technology and investment company).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; and serves on the
Investment Advisory Committee of the New York State Common Retirement Fund; and FORMERLY, Vice Director, NYU Salomon Center,
Stern School of Business, New York University.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE BATES (1958)           Director        Since 1994         7                          Independent Director, SLM
101 John F. Kennedy Parkway                                                                    Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078-2789                                                                     Capital Corporation (financial
                                                                                               services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (1929)       Director        Since 2002         13                         Director, Franklin Templeton Emerging
101 John F. Kennedy Parkway                                                                    Markets Debt Opportunities Fund PLC
Short Hills, NJ 07078-2789                                                                     and Fiduciary International Ireland
                                                                                               Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY, Chairman,
Fiduciary Trust International Funds; Executive Vice President, L.F. Rothschild Fund Management, Inc.; President and Director,
Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor,
Investment Company Institute and Chairman, ICI Public Information Committee.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (1930)       Director        Since 1974         7                          None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers).
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (1930)         Director        Since 1998         13                         None
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------


60 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director and    Director since     30                         Director, El Oro and Exploration Co.,
101 John F. Kennedy Parkway      Chairman of     1991 and                                      p.l.c. (investments) and ARC Wireless
Short Hills, NJ 07078-2789       the Board       Chairman of the                               Solutions, Inc. (wireless components
                                                 Board since 2005                              and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (1925)      Director        Since 1996         13                         None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024-2920

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT (1949)   Vice            Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway,     President
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief           Chief Compliance   Not Applicable             Not Applicable
One Franklin Parkway             Compliance      Officer since
San Mateo, CA 94403-1906         Officer and     2004 and Vice
                                 Vice            President
                                 President       - AML Compliance
                                 - AML           since February
                                 Compliance      2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. EMBLER (1964)         Senior Vice     Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway      President
Short Hills, NJ 07078-2789       and Chief
                                 Investment
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 61

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice            Since 2000         Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
STEVEN J. GRAY (1955)            Secretary       Since 2005         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 41 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)          Vice            Since 2000         Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC, Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; Vice President, Templeton Global Advisors Limited; and officer of some of the other subsidiaries of
Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
PETER A. LANGERMAN (1955)        President       Since 2005         Not Applicable             Not Applicable
101 John F. Kennedy Parkway      and Chief
Short Hills, NJ 07078-2702       Executive
                                 Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's Division of Investment.
------------------------------------------------------------------------------------------------------------------------------------


62 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                              LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer       Since 2005         Not Applicable             Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice            Since 2005         Not Applicable             Not Applicable
One Franklin Parkway             President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief           Since 2004         Not Applicable             Not Applicable
500 East Broward Blvd.           Financial
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP
(1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of Mutual Series' investment manager and distributor.

Note: Subsequent to December 31, 2006, Leonard Rubin and Anne M. Tatlock ceased to be a director of the Fund.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 63

Mutual Discovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


64 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record AND access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold AND Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders AND select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal AND strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) AND limited-term, intermediate-term AND money market portfolios (CA AND
      NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                              Not part of the annual report

       [LOGO](R)
   FRANKLIN TEMPLETON                 One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, C & R)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


477 A2006 02/07

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $468,869 for the fiscal year ended December 31, 2006 and $355,000 for the fiscal year ended December 31, 2005.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $33,924 for the fiscal year ended December 31, 2006 and $25,000 for the fiscal year ended December 31, 2005. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2006 and $199,802 for the fiscal year ended December 31, 2005. The services for which these fees were paid included financial due diligence.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i)    pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $33,924 for the fiscal year ended December 31, 2006 and $224,802 for the fiscal year ended December 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.       N/A


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
        CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
   -------------------
Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 27, 2007

By /s/GALEN G. VETTER
   ------------------
Galen G. Vetter
Chief Financial Officer
Date  February 27, 2007